                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21038
                                  ---------------------------------------------

                          MLIG Variable Insurance Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                 1300 Merrill Lynch Drive, Pennington, NJ       08534
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                               Edward W. Diffin, Jr.
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 609-274-5395
                                                   ----------------------------

Date of fiscal year end:  December 31
                        --------------------------
Date of reporting period: January 1, 2004 to December 31, 2004
                         -------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MLIG VARIABLE
INSURANCE TRUST

Roszel/Lord Abbett Large Cap Value Portfolio
Roszel/Levin Large Cap Value Portfolio
Roszel/MLIM Relative Value Portfolio
Roszel/Fayez Sarofim Large Cap Core Portfolio
Roszel/INVESCO-NAM Large Cap Core Portfolio
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
Roszel/Rittenhouse Large Cap Growth Portfolio
Roszel/Seneca Large Cap Growth Portfolio
Roszel/Valenzuela Mid Cap Value Portfolio
Roszel/Seneca Mid Cap Growth Portfolio
Roszel/NWQ Small Cap Value Portfolio
Roszel/Delaware Small-Mid Cap Growth Portfolio
Roszel/Lazard International Portfolio
Roszel/William Blair International Portfolio
Roszel/Lord Abbett Government Securities Portfolio
Roszel/MLIM Fixed-Income Portfolio

                                                                   Annual Report
                                                               December 31, 2004

To Our Shareholders:

In 2004, optimism about economic growth and improving corporate earnings won out over concerns about global security and higher oil prices, and widely anticipated interest rate increases failed to materialize. The result was healthy performance for the financial markets and for the portfolios of the MLIG Variable Insurance Trust.

The S&P 500 Index advanced 10.9% for the year - a more favorable outcome than might have been expected when we reported to you at mid year. After moving sideways with some ups and downs for the first half of the year, U.S. equities dropped to their 2004 lows in mid August. Just when things looked bleakest, the market began a rally that lasted through December and finished near its highs for the year. A strong advance over the last 9 weeks of the year was effectively responsible for the U.S. market's 2004 performance.

Many performance themes that had characterized the 2003 market continued in 2004, though the fourth quarter showed signs of change. Energy, utilities, telecom services and industrials were respectively the four top sectors. However, energy was the worst sector in the fourth quarter, as the price of oil retreated from its peak. Health care and technology were the worst performers for the full year, but in the fourth quarter technology stocks showed signs of life, leading the market. In 2004 smaller, lower-quality value stocks continued to find favor with investors.

2004 was a lesson in the value of international diversification. Non-U.S. stocks rose 20.7% (measured by the MSCI EAFE Index), as the performance of foreign stocks was sharply augmented by the strength of most foreign currencies against a declining U.S. dollar.

Healthy returns in stocks were supported and complemented by a much more favorable interest rate backdrop than most pundits had predicted for 2004. The Federal Reserve's repeated, programmed increases in the Fed Funds rate made no meaningful impact on longer-term rates. After pushing to a high of 4.9% in mid June, the rate on the 10-year U.S. Treasury bond actually reversed course and finished the year at 4.2% - right where it had started. Consequently, investment-grade bonds (measured by the Merrill Lynch U.S. Domestic Master Bond Index) returned 4.3% for the year, and high yield (Merrill Lynch U.S. High Yield Master II Index) posted a healthy 10.9% gain.

Oversight of the sub-advisors responsible for the management of the Trust's portfolios is one of our ongoing responsibilities. From time to time it becomes necessary to make a change from an existing sub-advisor to a new one, which we think is better positioned to deliver strong performance with proper risk control in the future. This year we made two such changes. October 1, 2004, Fayez Sarofim & Co. took over the portfolio previously managed by Sound Capital Partners and, on November 1, 2004, William Blair Company LLC commenced management of a portfolio that had been run by Credit Suisse Asset Management, LLC. Both cases were primarily the result of changes made by the previous sub-advisors to the investment management teams responsible for the portfolios and our concerns over subsequent performance. Both portfolios now reflect the name of the new sub-advisor.

We expect 2005 to be shaped by continuing concern over possible long-term interest rate increases and by expectations for steady but slower earnings growth. Thank you for your trust and the opportunity to serve your investment needs. Separate commentaries from each of the sub-advisors who manage the portfolios of the MLIG Variable Insurance Trust are included with this report. They can offer additional insight into the performance of each portfolio and the influence of the markets.

Roszel Advisors, LLC.                           MLIG Variable Insurance Trust

/s/ John R. Manetta                             /s/ Michael P. Cogswell
John R. Manetta                                 Michael P. Cogswell
President and Chief Investment Officer          President

----------
   THE VIEWS EXPRESSED IN THE "PORTFOLIO MANAGER'S COMMENTARY" FOR EACH PORTFOLIO OF THE TRUST ARE THOSE OF THE PORTFOLIO'S INVESTMENT MANAGER AND ARE NOT NECESSARILY THE OPINIONS OF ROSZEL ADVISORS, LLC OR THE INVESTMENT MANAGER OF ANY OTHER PORTFOLIO OF THE TRUST. THE VIEWS AND PORTFOLIO HOLDINGS ARE AS OF DECEMBER 31, 2004, AND MAY HAVE CHANGED SINCE THAT DATE.

   IN ADDITION TO HISTORICAL INFORMATION, THE PORTFOLIO MANAGER'S COMMENTARY FOR A PORTFOLIO MAY INCLUDE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS MAY DISCUSS THE IMPACT OF DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS, AND GOVERNMENTAL REGULATIONS OF THE PORTFOLIO AND ITS HOLDINGS. SUCH STATEMENTS ARE SUBJECT TO UNCERTAINTY AND THE IMPACT ON A PORTFOLIO MAY BE MATERIALLY DIFFERENT FROM WHAT IS DESCRIBED HEREIN. THE INVESTMENT MANAGER OF A PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE THESE STATEMENTS.

   INVESTMENT IN A PORTFOLIO OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL. FOR A DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH A PARTICULAR PORTFOLIO, PLEASE REFER TO THE PROSPECTUS FOR THE TRUST.

TABLE OF CONTENTS

PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION, PORTFOLIO SUMMARY AND
  SCHEDULE OF INVESTMENTS:

   Notes to Performance Information                                            3

   About Your Portfolio's Expenses                                             4

   Roszel/Lord Abbett Large Cap Value Portfolio                                6
   Roszel/Levin Large Cap Value Portfolio                                     11
   Roszel/MLIM Relative Value Portfolio                                       15
   Roszel/Fayez Sarofim Large Cap Core Portfolio                              19
   Roszel/INVESCO-NAM Large Cap Core Portfolio                                24
   Roszel/Nicholas-Applegate Large Cap Growth Portfolio                       28
   Roszel/Rittenhouse Large Cap Growth Portfolio                              33
   Roszel/Seneca Large Cap Growth Portfolio                                   37
   Roszel/Valenzuela Mid Cap Value Portfolio                                  41
   Roszel/Seneca Mid Cap Growth Portfolio                                     45
   Roszel/NWQ Small Cap Value Portfolio                                       49
   Roszel/Delaware Small-Mid Cap Growth Portfolio                             53
   Roszel/Lazard International Portfolio                                      57
   Roszel/William Blair International Portfolio                               60
   Roszel/Lord Abbett Government Securities Portfolio                         63
   Roszel/MLIM Fixed-Income Portfolio                                         66

STATEMENTS OF ASSETS AND LIABILITIES                                          70

STATEMENTS OF OPERATIONS                                                      74

STATEMENTS OF CHANGES IN NET ASSETS                                           78

STATEMENT OF CASH FLOWS                                                       86

FINANCIAL HIGHLIGHTS                                                          87

NOTES TO FINANCIAL STATEMENTS                                                 96

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      104

TRUST MANAGEMENT                                                             105

FEDERAL TAX INFORMATION                                                      109

MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION

Performance information for each Portfolio of the MLIG Variable
Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. "Total Returns Based on a $10,000 Investment" assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

DESCRIPTION OF SECURITIES INDEXES

MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

MERRILL LYNCH U.S. GOVERNMENT MASTER BOND INDEX measures the performance of U.S. government and government agency bonds.

MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI") EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000 GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe.

RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 INDEX is a broad market index, which represents approximately 98% of the U.S. equity market.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG VARIABLE INSURANCE TRUST
ABOUT YOUR PORTFOLIO'S EXPENSES

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

BASED ON ACTUAL PORTFOLIO RETURN

This section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

                                                                              EXPENSES PAID
                                            BEGINNING          ENDING         DURING PERIOD*
                                             ACCOUNT           ACCOUNT        JULY 1, 2004 -
                                              VALUE             VALUE          DECEMBER 31,
                                          JULY 1, 2004    DECEMBER 31, 2004        2004
                                         --------------   -----------------   --------------
Roszel/Lord Abbett Large Cap
   Value Portfolio                       $     1,000.00   $        1,087.20   $         5.77
Roszel/Levin Large Cap Value Portfolio         1,000.00            1,099.90             5.44
Roszel/MLIM Relative Value Portfolio           1,000.00            1,095.00             5.79
Roszel/Fayez Sarofim Large Cap
   Core Portfolio                              1,000.00            1,038.30             5.64
Roszel/INVESCO-NAM Large Cap
   Core Portfolio                              1,000.00            1,034.90             5.63
Roszel/Nicholas-Applegate Large Cap
   Growth Portfolio                            1,000.00            1,072.00             5.31
Roszel/Rittenhouse Large Cap
   Growth Portfolio                            1,000.00            1,033.80             5.62
Roszel/Seneca Large Cap
   Growth Portfolio                            1,000.00            1,053.90             4.70
Roszel/Valenzuela Mid Cap
   Value Portfolio                             1,000.00            1,064.40             5.71
Roszel/Seneca Mid Cap
   Growth Portfolio                            1,000.00            1,068.90             4.58
Roszel/NWQ Small Cap
   Value Portfolio                             1,000.00            1,160.70             6.03
Roszel/Delaware Small-Mid Cap
   Growth Portfolio                            1,000.00            1,059.80             5.90
Roszel/Lazard International Portfolio          1,000.00            1,145.20             6.20
Roszel/William Blair
   International Portfolio                     1,000.00            1,106.70             6.04
Roszel/Lord Abbett Government
   Securities Portfolio                        1,000.00            1,039.00             4.87
Roszel/MLIM Fixed-Income Portfolio             1,000.00            1,025.10             4.84

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE PORTFOLIOS' ANNUALIZED SIX-MONTH EXPENSE RATIOS FOR THAT PERIOD ARE: FOR THE ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO 1.10%, FOR THE ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO 1.03%, FOR THE ROSZEL/MLIM RELATIVE VALUE PORTFOLIO 1.10%, FOR THE ROSZEL/FAYEZ SAROFIM CAP CORE PORTFOLIO 1.10%, FOR THE ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO 1.10%, FOR THE ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO 1.02%, FOR THE ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO 1.10%, FOR THE ROSZEL/SENECA LARGE CAP PORTFOLIO 0.91%, FOR THE ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO 1.10%, FOR THE ROSZEL/SENECA MID CAP GROWTH PORTFOLIO 0.88%, FOR THE ROSZEL/NWQ SMALL CAP GROWTH PORTFOLIO 1.11%, FOR THE ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO 1.14%, FOR THE ROSZEL/LAZARD INTERNATIONAL PORTFOLIO 1.15%, FOR THE ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO 1.14%, FOR THE ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO 0.95% AND FOR THE ROSZEL/MLIM FIXED-INCOME PORTFOLIO 0.95%. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BASED ON HYPOTHETICAL RETURN

This section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

                                                                              EXPENSES PAID
                                            BEGINNING          ENDING         DURING PERIOD*
                                             ACCOUNT           ACCOUNT        JULY 1, 2004 -
                                              VALUE             VALUE          DECEMBER 31,
                                          JULY 1, 2004    DECEMBER 31, 2004        2004
                                         --------------   -----------------   --------------
Roszel/Lord Abbett Large Cap
   Value Portfolio                       $     1,000.00   $        1,019.61   $         5.58
Roszel/Levin Large Cap Value Portfolio         1,000.00            1,019.96             5.23
Roszel/MLIM Relative Value Portfolio           1,000.00            1,019.61             5.58
Roszel/Fayez Sarofim Large Cap
   Core Portfolio                              1,000.00            1,019.61             5.58
Roszel/INVESCO-NAM Large Cap
   Core Portfolio                              1,000.00            1,019.61             5.58
Roszel/Nicholas-Applegate Large Cap
   Growth Portfolio                            1,000.00            1,020.01             5.18
Roszel/Rittenhouse Large Cap
   Growth Portfolio                            1,000.00            1,019.61             5.58
Roszel/Seneca Large Cap
   Growth Portfolio                            1,000.00            1,020.56             4.62
Roszel/Valenzuela Mid Cap
   Value Portfolio                             1,000.00            1,019.61             5.58
Roszel/Seneca Mid Cap
   Growth Portfolio                            1,000.00            1,020.71             4.47
Roszel/NWQ Small Cap Value Portfolio           1,000.00            1,019.56             5.63
Roszel/Delaware Small-Mid Cap
   Growth Portfolio                            1,000.00            1,019.41             5.79
Roszel/Lazard International Portfolio          1,000.00            1,019.36             5.84
Roszel/William Blair
   International Portfolio                     1,000.00            1,019.41             5.79
Roszel/Lord Abbett Government
   Securities Portfolio                        1,000.00            1,020.36             4.82
Roszel/MLIM Fixed-Income Portfolio             1,000.00            1,020.36             4.82

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE PORTFOLIOS' ANNUALIZED SIX-MONTH EXPENSE RATIOS FOR THAT PERIOD ARE: FOR THE ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO 1.10%, FOR THE ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO 1.03%, FOR THE ROSZEL/MLIM RELATIVE VALUE PORTFOLIO 1.10%, FOR THE ROSZEL/FAYEZ SAROFIM CAP CORE PORTFOLIO 1.10%, FOR THE ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO 1.10%, FOR THE ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO 1.02%, FOR THE ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO 1.10%, FOR THE ROSZEL/SENECA LARGE CAP PORTFOLIO 0.91%, FOR THE ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO 1.10%, FOR THE ROSZEL/SENECA MID CAP GROWTH PORTFOLIO 0.88%, FOR THE ROSZEL/NWQ SMALL CAP GROWTH PORTFOLIO 1.11%, FOR THE ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO 1.14%, FOR THE ROSZEL/LAZARD INTERNATIONAL PORTFOLIO 1.15%, FOR THE ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO 1.14%, FOR THE ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO 0.95% AND FOR THE ROSZEL/MLIM FIXED-INCOME PORTFOLIO 0.95%. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Shipments of capital goods ex-defense, a widely used proxy for business spending, surged the most since 1998. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

   As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

   Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

   Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

   Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

   The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were health care, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

   By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

   Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Stock selection within the consumer discretionary sector detracted from performance relative to the Russell 1000 Value Index during the twelve-month period ended December 31, 2004. Clear Channel Communications and Tribune were hurt by circulation declines and weak advertising sales. Stock selection within the financials sector hurt relative performance as holdings such as JP Morgan were affected by inflation concerns and management changes. Bank of America was hurt by on-going litigation with an international food company. Finally, a relative overweight within the health care sector hurt performance during the twelve-month period ended December 31, 2004.

   Stock selection within the information technology sector contributed to relative performance. Apple Computer and Motorola both benefited from solid quarterly earnings announcements based on strong product sales throughout the year. Certain large conglomerates, groups of diverse companies run as a single organization, held in the Portfolio aided performance during the year. In particular, Tyco reported solid earnings in 2004 and expectations for continued growth in 2005 while shares of Eaton rose on news that the company surpassed a significant sales milestone that greatly exceeds those of its competitors.

   During the twelve-month period ended December 31, 2004, the Portfolio added selectively to the health care and consumer staples sectors, while slightly reducing the Portfolio's exposure to the producer durables sector. We will continue to maintain a bias toward basic materials and industrial companies. Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO, LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

              ROSZEL/LORD ABBETT
              LARGE CAP VALUE PORTFOLIO   S&P 500 INDEX   RUSSELL 1000 VALUE INDEX
  7/1/2002                   $   10,000      $   10,000                 $   10,000
12/31/2002                   $    9,960      $    8,970                 $    8,870
12/31/2003                   $   12,948      $   11,544                 $   11,535
12/31/2004                   $   14,581      $   12,800                 $   13,438

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                            ONE YEAR  INCEPTION+
                                                            --------  ----------
Roszel/Lord Abbett Large Cap Value Portfolio                 12.61%      16.27%
S&P 500 Index                                                10.88%      10.38%
Russell 1000 Value Index                                     16.49%      12.55%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                                 PERCENTAGE
TOP TEN HOLDINGS**                              OF NET ASSETS
---------------------------------------------   -------------
Exxon Mobil Corp.                                     5.1%
Walt Disney Co.                                       3.3
Deere & Co.                                           2.9
General Electric Co.                                  2.5
Motorola, Inc.                                        2.4
International Paper Co.                               2.4
EMC Corp.                                             2.4
Kraft Foods, Inc. (Class A)                           2.2
Citigroup, Inc.                                       2.2
Wyeth                                                 2.1
---------------------------------------------   -------------
  Total                                              27.5%

                                                 PERCENTAGE
HOLDINGS BY SECTOR                              OF NET ASSETS
---------------------------------------------   -------------
Industrials                                          16.5%
Financials                                           13.7
Consumer Discretionary                               13.3
Materials                                            11.9
Information Technology                               11.6
Health Care                                          11.0
Consumer Staples                                      8.6
Energy                                                7.8
Telecommunication Services                            3.1
Utilities                                             0.8
Other#                                                1.7
---------------------------------------------   -------------
  Total                                             100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004    (IN U.S. DOLLARS)

                                                                            SHARES             VALUE
                                                                       ----------------   ----------------
COMMON STOCKS--98.3%
CONSUMER DISCRETIONARY--13.3%
HOUSEHOLD DURABLES--0.7%
Newell Rubbermaid, Inc.                                                           3,551   $         85,898
                                                                                          ----------------
MEDIA--9.1%
Clear Channel
  Communications, Inc.                                                            4,668            156,331
Comcast Corp.
  (Class A Non-Voting) *                                                          6,812            223,706
Tribune Co.                                                                       4,038            170,161
Viacom, Inc. (Class B)                                                            5,254            191,193
Walt Disney Co.                                                                  15,153            421,254
                                                                                          ----------------
                                                                                                 1,162,645
                                                                                          ----------------

MULTILINE RETAIL--1.0%
Target Corp.                                                                      2,488            129,202
                                                                                          ----------------

SPECIALTY RETAIL--1.5%
Gap, Inc. (The)                                                                   8,895            187,862
                                                                                          ----------------

TEXTILES, APPAREL & LUXURY
   GOODS--1.0%
Nike, Inc. (Class B)                                                              1,475            133,768
                                                                                          ----------------
  TOTAL CONSUMER DISCRETIONARY                                                                   1,699,375
                                                                                          ----------------

CONSUMER STAPLES--8.6%
BEVERAGES--1.5%
PepsiCo, Inc.                                                                     3,728            194,602
                                                                                          ----------------

FOOD & STAPLES RETAILING--1.9%
CVS Corp.                                                                         2,806            126,467
Kroger Co. (The) *                                                                6,456            113,238
                                                                                          ----------------
                                                                                                   239,705
                                                                                          ----------------
FOOD PRODUCTS--2.8%
Archer-Daniels-Midland Co.                                                        3,718             82,948
Kraft Foods, Inc. (Class A)                                                       7,867            280,144
                                                                                          ----------------
                                                                                                   363,092
                                                                                          ----------------
HOUSEHOLD PRODUCTS--1.5%
Clorox Co.                                                                        1,173             69,125
Kimberly-Clark Corp.                                                              1,871            123,130
                                                                                          ----------------
                                                                                                   192,255
                                                                                          ----------------
PERSONAL PRODUCTS--0.9%
Gillette Co. (The)                                                                2,425            108,592
                                                                                          ----------------
  TOTAL CONSUMER STAPLES                                                                         1,098,246
                                                                                          ----------------

ENERGY--7.8%
ENERGY EQUIPMENT &
  SERVICES--2.7%
Baker Hughes, Inc.                                                                4,421            188,644
Schlumberger Ltd.                                                                 2,343            156,864
                                                                                          ----------------
                                                                                                   345,508
                                                                                          ----------------

OIL & GAS--5.1%
Exxon Mobil Corp.                                                                12,696            650,797
                                                                                          ----------------
  TOTAL ENERGY                                                                                     996,305
                                                                                          ----------------

FINANCIALS--13.7%
CAPITAL MARKETS--3.3%
Bank of New York Co., Inc. (The)                                                  5,577   $        186,384
Mellon Financial Corp.                                                            7,703            239,640
                                                                                          ----------------
                                                                                                   426,024
                                                                                          ----------------
COMMERCIAL BANKS--4.1%
Bank of America Corp.                                                             4,323            203,138
Wachovia Corp.                                                                    2,384            125,398
Wells Fargo & Co.                                                                 3,060            190,179
                                                                                          ----------------
                                                                                                   518,715
                                                                                          ----------------

DIVERSIFIED FINANCIAL
  SERVICES--4.2%
Citigroup, Inc.                                                                   5,798            279,347
JPMorgan Chase & Co.                                                              6,389            249,235
                                                                                          ----------------
                                                                                                   528,582
                                                                                          ----------------

INSURANCE--2.1%
American International
  Group, Inc.                                                                     4,121            270,626
                                                                                          ----------------
  TOTAL FINANCIALS                                                                               1,743,947
                                                                                          ----------------

HEALTH CARE--11.0%
HEALTH CARE EQUIPMENT &
  SUPPLIES--1.3%
Baxter International, Inc.                                                        4,846            167,381
                                                                                          ----------------

HEALTH CARE PROVIDERS &
  SERVICES--1.7%
Cardinal Health, Inc.                                                             1,904            110,718
CIGNA Corp.                                                                       1,257            102,533
                                                                                          ----------------
                                                                                                   213,251
                                                                                          ----------------

PHARMACEUTICALS--8.0%
Merck & Co., Inc.                                                                 4,187            134,570
Novartis AG, ADR                                                                  3,887            196,449
Pfizer, Inc.                                                                      7,532            202,535
Schering-Plough Corp.                                                            10,403            217,215
Wyeth                                                                             6,419            273,385
                                                                                          ----------------
                                                                                                 1,024,154
                                                                                          ----------------
  TOTAL HEALTH CARE                                                                              1,404,786
                                                                                          ----------------

INDUSTRIALS--16.5%
AIR FREIGHT & LOGISTICS--1.1%
United Parcel Service, Inc.
  (Class B)                                                                       1,590            135,881
                                                                                          ----------------

COMMERCIAL SERVICES &
  SUPPLIES--0.9%
Waste Management, Inc.                                                            4,023            120,449
                                                                                          ----------------

ELECTRICAL EQUIPMENT--1.0%
Emerson Electric Co.                                                              1,872            131,227
                                                                                          ----------------

INDUSTRIAL CONGLOMERATES--4.1%
General Electric Co.                                                              8,899            324,814
Tyco International Ltd.                                                           5,415            193,532
                                                                                          ----------------
                                                                                                   518,346
                                                                                          ----------------

See Notes to Financial Statements.

                                                                            SHARES             VALUE
                                                                       ----------------   ----------------
MACHINERY--7.0%
Deere & Co.                                                                       5,047   $        375,497
Eaton Corp.                                                                       2,898            209,699
Illinois Tool Works, Inc.                                                         1,893            175,443
Parker Hannifin Corp.                                                             1,818            137,696
                                                                                          ----------------
                                                                                                   898,335
                                                                                          ----------------

ROAD & RAIL--2.4%
CSX Corp.                                                                         4,509            180,721
Union Pacific Corp.                                                               1,914            128,716
                                                                                          ----------------
                                                                                                   309,437
                                                                                          ----------------
  TOTAL INDUSTRIALS                                                                              2,113,675
                                                                                          ----------------

INFORMATION TECHNOLOGY--11.6%
COMMUNICATIONS EQUIPMENT--2.8%
Motorola, Inc.                                                                   18,125            311,750
Nortel Networks Corp. *                                                          12,640             44,114
                                                                                          ----------------
                                                                                                   355,864
                                                                                          ----------------

COMPUTERS & PERIPHERALS--4.4%
Apple Computer, Inc. *                                                            3,926            252,834
EMC Corp. *                                                                      20,535            305,356
                                                                                          ----------------
                                                                                                   558,190
                                                                                          ----------------

ELECTRONIC EQUIPMENT &
  INSTRUMENTS--0.9%
Solectron Corp. *                                                                22,294            118,827
                                                                                          ----------------

OFFICE ELECTRONICS--1.9%
Xerox Corp. *                                                                    14,302            243,277
                                                                                          ----------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--0.3%
Teradyne, Inc. *                                                                  2,117             36,137
                                                                                          ----------------

SOFTWARE--1.3%
Microsoft Corp.                                                                   6,358            169,822
                                                                                          ----------------
  TOTAL INFORMATION TECHNOLOGY                                                                   1,482,117
                                                                                          ----------------

MATERIALS--11.9%
CHEMICALS--7.0%
E.l. Du Pont de Nemours & Co.                                                     3,612            177,168
Monsanto Co.                                                                      3,189            177,149
Potash Corp. of
  Saskatchewan, Inc.                                                              1,855            154,076
Praxair, Inc.                                                                     5,531            244,194
Rohm & Haas Co.                                                                   3,056            135,167
                                                                                          ----------------
                                                                                                   887,754
                                                                                          ----------------

METALS & MINING--2.5%
Alcoa, Inc.                                                                       4,739            148,899
Newmont Mining Corp.                                                              3,810            169,202
                                                                                          ----------------
                                                                                                   318,101
                                                                                          ----------------

PAPER & FOREST PRODUCTS--2.4%
International Paper Co.                                                           7,379            309,918
Neenah Paper, Inc. *                                                                  1                 33
                                                                                          ----------------
                                                                                                   309,951
                                                                                          ----------------
  TOTAL MATERIALS                                                                                1,515,806
                                                                                          ----------------

TELECOMMUNICATION SERVICES--3.1%
DIVERSIFIED TELECOMMUNICATION
  SERVICES--3.1%
SBC Communications, Inc.                                                          4,853   $        125,062
Verizon Communications, Inc.                                                      6,669            270,161
                                                                                          ----------------
  TOTAL TELECOMMUNICATION
    SERVICES                                                                                       395,223
                                                                                          ----------------

UTILITIES--0.8%
ELECTRIC UTILITIES--0.8%
Progress Energy, Inc.                                                             2,340            105,862
                                                                                          ----------------
TOTAL COMMON STOCKS
(Cost--$10,046,113)                                                                             12,555,342
                                                                                          ----------------

                                                                          PRINCIPAL
                                                                           AMOUNT
                                                                       ----------------
SHORT-TERM SECURITIES--3.7%
REPURCHASE AGREEMENT **--3.7%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $470,511
  (Cost--$470,434)                                                     $        470,434            470,434
                                                                                          ----------------
TOTAL INVESTMENTS--102.0%
(Cost--$10,516,547)                                                                             13,025,776
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(2.0)%                                                                                  (252,337)
                                                                                          ----------------
NET ASSETS--100.0%                                                                        $     12,773,439
                                                                                          ================

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     Overall, the equity markets delivered another year of strong performance, albeit with periods of sluggishness and uncertainty. The year began well, with the markets carrying on the rally that occurred at the end of 2003. However, continuing concerns regarding the war in Iraq and other geo-political events, the threat of further terrorist activity, rising energy and commodity prices, the pending U.S. presidential election and vacillating economic indicators caused the markets to languish throughout the spring and summer as investors waited for resolution to some of these political and economic uncertainties. Early in the fourth quarter, the re-election of President Bush and the pullback in the price of oil from record high levels helped to spark a strong, broad-based rally in the equity markets that carried into December, helping many indices finish the year with low to mid double-digit returns.

     As the new year begins, many of the issues that were at the forefront of investors' minds in 2004 still exist, including fiscal and monetary policy changes, inconsistent employment growth, signs of slowing economic growth and the weakening dollar. Yet despite these concerns, investors seem increasingly willing (at least at present) to look beyond the potentially negative elements to focus on the more positive aspects of the current economic climate. Given this outlook, we anticipate that there will be many opportunities, as well as many potential risks. As always, we believe that careful stock selection and portfolio construction, based on the thoughtful consideration of many variables, will be essential elements to achieving good results.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     As in 2003, smaller cap stocks outperformed larger caps stocks, with the Russell 2000 Index surpassing the Russell 1000 Index by a large margin in 2004. Thus, while large cap, high quality portfolios such as the Roszel/Levin Large Cap Value Portfolio have benefited from the overall rise in the equity market, throughout much of the year the tailwind in this segment of the market was not as strong as in other areas. In this context, we are pleased to report that for the fiscal year ended December 31, 2004, the Roszel/Levin Large Cap Value Portfolio returned 14.3%, surpassing the Russell 1000 benchmark performance of 11.4% by almost 300 basis points.

     A combination of strong stock selection and portfolio construction decisions drove performance for the year. Although our investment process employs a bottom-up approach that emphasizes stock selection, the top contributing sectors for the period on an absolute basis included industrials (General Electric, Textron, and Tyco), energy (BP, Exxon, Williams) and financials (Freddie Mac, Bank of America and U.S. Bancorp). Other top individual contributors on an absolute basis included Home Depot (consumer discretionary), News Corp (consumer discretionary) and Entergy (utilities). Relative to the Russell 1000 Index, the primary sector contributors were health care (due to both stock selection and sector underweighting), information technology (due to sector underweighting and stock selection) and industrials (due to sector overweighting and stock selection).

     While all sectors contributed positively to performance on an absolute basis during the year, certain individual securities made negative contributions, including Pfizer (health care) which declined due to concerns about a range of arthritis medications in the wake of Merck's withdrawal of Vioxx. Other significant individual detractors included Tribune (consumer discretionary), Coca-Cola (consumer staples) and CSX (industrials). Relative to the Russell 1000 Index, the primary sector detractors were financials (due to stock selection) and telecommunication services (due to stock selection).

     As we move forward into 2005, we continue to seek out and invest in companies with strong business franchises, balance sheets and free cash flow for your Portfolio. We remain most interested in equities offering significant potential relative to risk, particularly where we believe we have a unique, often out-of-consensus opinion and where we believe we see specific catalysts to value realization.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, JOHN A. LEVIN & CO.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                ROSZEL/LEVIN
                LARGE CAP VALUE PORTFOLIO     S&P 500 INDEX     RUSSELL 1000 INDEX
  7/1/2002                    $    10,000       $    10,000            $    10,000
12/31/2002                    $     8,510       $     8,970            $     8,986
12/31/2003                    $    11,000       $    11,544            $    11,673
12/31/2004                    $    12,572       $    12,800            $    13,004

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                   SINCE
                                              ONE YEAR           INCEPTION+
                                              --------           ----------
Roszel/Levin Large Cap Value Portfolio         14.30%               9.58%
S&P 500 Index                                  10.88%              10.38%
Russell 1000 Index                             11.40%              11.08%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
----------------------------------       -------------
Bank of America Corp.                           4.4%
Citigroup, Inc.                                 4.3
Bank of New York Co., Inc. (The)                3.2
General Electric Co.                            3.0
Exxon Mobil Corp.                               2.7
U.S. Bancorp                                    2.5
News Corp. (Class A)                            2.4
Microsoft Corp.                                 2.2
Tyco International Ltd.                         2.2
Dow Chemical Co. (The)                          2.1
----------------------------------       -------------
  Total                                        29.0%

                                          PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
----------------------------------       -------------
Financials                                     25.0%
Industrials                                    14.2
Consumer Discretionary                         14.0
Consumer Staples                               10.1
Energy                                          9.8
Information Technology                          8.1
Health Care                                     5.8
Utilities                                       4.6
Materials                                       4.5
Telecommunication Services                      3.0
Other#                                          0.9
----------------------------------       -------------
  Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                            SHARES             VALUE
                                                                       ----------------   ----------------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--14.0%
HOUSEHOLD DURABLES--2.7%
Koninklijke Philips Electronics NV
  (NY Registered Shares)                                                          2,192   $         58,088
Newell Rubbermaid, Inc.                                                           1,040             25,158
                                                                                          ----------------
                                                                                                    83,246
                                                                                          ----------------

MEDIA--7.5%
EchoStar Communications Corp.,
  (Class A)                                                                       1,260             41,882
Interpublic Group of Cos., Inc. *                                                 1,080             14,472
News Corp. (Class A)                                                              3,984             74,341
Time Warner, Inc. *                                                               3,140             61,042
Viacom, Inc. (Class B)                                                            1,000             36,390
                                                                                          ----------------
                                                                                                   228,127
                                                                                          ----------------

MULTILINE RETAIL--1.0%
Federated Department Stores, Inc.                                                   520             30,051
                                                                                          ----------------

SPECIALTY RETAIL--2.8%
Home Depot, Inc.                                                                  1,220             52,143
Ltd Brands                                                                        1,448             33,333
                                                                                          ----------------
                                                                                                    85,476
                                                                                          ----------------
  TOTAL CONSUMER DISCRETIONARY                                                                     426,900
                                                                                          ----------------

CONSUMER STAPLES--10.1%
BEVERAGES--3.9%
Coca-Cola Co. (The)                                                                 600             24,978
Diageo plc, ADR                                                                     910             52,671
PepsiCo, Inc.                                                                       820             42,804
                                                                                          ----------------
                                                                                                   120,453
                                                                                          ----------------

FOOD PRODUCTS--1.2%
General Mills, Inc.                                                                 700             34,797
                                                                                          ----------------

HOUSEHOLD PRODUCTS--2.8%
Colgate-Palmolive Co.                                                               460             23,534
Procter & Gamble Co.                                                              1,120             61,689
                                                                                          ----------------
                                                                                                    85,223
                                                                                          ----------------

PERSONAL PRODUCTS--0.5%
Avon Products, Inc.                                                                 420             16,254
                                                                                          ----------------

TOBACCO--1.7%
Altria Group, Inc.                                                                  860             52,546
                                                                                          ----------------
  TOTAL CONSUMER STAPLES                                                                           309,273
                                                                                          ----------------

ENERGY--9.8%
ENERGY EQUIPMENT & SERVICES--1.2%
Cooper Cameron Corp. *                                                              660             35,515
                                                                                          ----------------

OIL & GAS--8.6%
BP plc, ADR                                                                       1,100             64,240
ChevronTexaco Corp.                                                               1,100             57,761
Exxon Mobil Corp.                                                                 1,618             82,939
Unocal Corp.                                                                      1,393             60,233
                                                                                          ----------------
                                                                                                   265,173
                                                                                          ----------------
  TOTAL ENERGY                                                                                     300,688
                                                                                          ----------------

FINANCIALS--25.0%
CAPITAL MARKETS--4.7%
Bank of New York Co., Inc. (The)                                                  2,926   $         97,787
Morgan Stanley                                                                      820             45,526
                                                                                          ----------------
                                                                                                   143,313
                                                                                          ----------------

COMMERCIAL BANKS--10.9%
Bank of America Corp.                                                             2,840            133,452
U.S. Bancorp                                                                      2,404             75,293
Wachovia Corp.                                                                    1,160             61,016
Wells Fargo & Co.                                                                 1,030             64,014
                                                                                          ----------------
                                                                                                   333,775
                                                                                          ----------------

CONSUMER FINANCE--1.4%
MBNA Corp.                                                                        1,560             43,977
                                                                                          ----------------

DIVERSIFIED FINANCIAL SERVICES--4.3%
Citigroup, Inc.                                                                   2,751            132,543
                                                                                          ----------------

INSURANCE--2.8%
American International Group, Inc.                                                  900             59,103
XL Capital Ltd. (Class A)                                                           321             24,926
                                                                                          ----------------
                                                                                                    84,029
                                                                                          ----------------

THRIFTS & MORTGAGE FINANCE--0.9%
Federal Home Loan Mortgage Corp.                                                    370             27,269
                                                                                          ----------------
  TOTAL FINANCIALS                                                                                 764,906
                                                                                          ----------------

HEALTH CARE--5.8%
HEALTH CARE EQUIPMENT &
  SUPPLIES--1.1%
Thermo Electron Corp. *                                                           1,103             33,299
                                                                                          ----------------

HEALTH CARE PROVIDERS &
  SERVICES--0.4%
WellPoint, Inc. *                                                                   120             13,800
                                                                                          ----------------

PHARMACEUTICALS--4.3%
Johnson & Johnson                                                                   410             26,002
Pfizer, Inc.                                                                      2,130             57,276
Wyeth                                                                             1,110             47,275
                                                                                          ----------------
                                                                                                   130,553
                                                                                          ----------------
  TOTAL HEALTH CARE                                                                                177,652
                                                                                          ----------------

INDUSTRIALS--14.2%
AEROSPACE & DEFENSE--5.0%
Honeywell International, Inc.                                                     1,029             36,437
Lockheed Martin Corp.                                                               680             37,774
Northrop Grumman Corp.                                                              680             36,965
United Technologies Corp.                                                           400             41,340
                                                                                          ----------------
                                                                                                   152,516
                                                                                          ----------------
ELECTRICAL EQUIPMENT--1.3%
Emerson Electric Co.                                                                560             39,256
                                                                                          ----------------

INDUSTRIAL CONGLOMERATES--7.0%
General Electric Co.                                                              2,549             93,039
Textron, Inc.                                                                       774             57,121
Tyco International Ltd.                                                           1,852             66,190
                                                                                          ----------------
                                                                                                   216,350
                                                                                          ----------------

See Notes to Financial Statements.

                                                                            SHARES             VALUE
                                                                       ----------------   ----------------
MACHINERY--0.9%
ITT Industries, Inc.                                                                320   $         27,024
                                                                                          ----------------
  TOTAL INDUSTRIALS                                                                                435,146
                                                                                          ----------------

INFORMATION TECHNOLOGY--8.1%
COMMUNICATIONS EQUIPMENT--0.9%
Cisco Systems, Inc. *                                                             1,440             27,792
                                                                                          ----------------

COMPUTERS & PERIPHERALS--2.4%
Hewlett-Packard Co.                                                               1,634             34,265
International Business
  Machines Corp.                                                                    389             38,347
                                                                                          ----------------
                                                                                                    72,612
                                                                                          ----------------

ELECTRONIC EQUIPMENT &
  INSTRUMENTS--0.3%
Agilent Technologies, Inc. *                                                        380              9,158
                                                                                          ----------------

IT SERVICES--1.9%
Accenture, Ltd. (Class A) *                                                       2,217             59,859
                                                                                          ----------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--0.4%
Texas Instruments, Inc.                                                             540             13,295
                                                                                          ----------------

SOFTWARE--2.2%
Microsoft Corp.                                                                   2,480             66,241
                                                                                          ----------------
  TOTAL INFORMATION TECHNOLOGY                                                                     248,957
                                                                                          ----------------

MATERIALS--4.5%
CHEMICALS--3.2%
Dow Chemical Co. (The)                                                            1,300             64,363
PPG Industries, Inc.                                                                480             32,717
                                                                                          ----------------
                                                                                                    97,080
                                                                                          ----------------

METALS & MINING--0.8%
Alcan, Inc.                                                                         498             24,422
                                                                                          ----------------

PAPER & FOREST PRODUCTS--0.5%
International Paper Co.                                                             360             15,120
                                                                                          ----------------
  TOTAL MATERIALS                                                                                  136,622
                                                                                          ----------------

TELECOMMUNICATION SERVICES--3.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES--3.0%
SBC Communications, Inc.                                                          1,920             49,478
Verizon Communications, Inc.                                                      1,062             43,022
                                                                                          ----------------
  TOTAL TELECOMMUNICATION SERVICES                                                                  92,500
                                                                                          ----------------

UTILITIES--4.6%
ELECTRIC UTILITIES--3.6%
Entergy Corp.                                                                       800             54,072
PG&E Corp. *                                                                      1,740             57,907
                                                                                          ----------------
                                                                                                   111,979
                                                                                          ----------------

MULTI-UTILITIES & UNREGULATED
  POWER--1.0%
Williams Cos., Inc.                                                               1,809   $         29,469
                                                                                          ----------------
  TOTAL UTILITIES                                                                                  141,448
                                                                                          ----------------

TOTAL COMMON STOCKS
(Cost--$2,669,312)                                                                               3,034,092
                                                                                          ----------------


                                                                          PRINCIPAL
                                                                            AMOUNT
                                                                       ----------------
SHORT-TERM SECURITIES--6.6%
REPURCHASE AGREEMENT **--6.6%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $202,496
  (Cost--$202,463)                                                     $        202,463            202,463
                                                                                          ----------------
TOTAL INVESTMENTS--105.7%
(Cost--$2,871,775)                                                                               3,236,555
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(5.7)%                                                                                  (173,801)
                                                                                          ----------------
NET ASSETS--100.0%                                                                        $      3,062,754
                                                                                          ================

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES -- A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     2004 proved to be a year of solid economic growth as corporate profits remained in a strong uptrend and consumer confidence strengthened. The year-end momentum appeared to coincide with the elimination of election year uncertainty and the decline of the price of oil at the end of December. The economic recovery and expectations of a limited increase in interest rates augments our confidence that any slowing of consumer spending next year could be of modest proportions.

     Gains in the U.S. stock market during 2004 were once again characterized by out-performance by small-to-medium cap equities. To illustrate, the return of the equal-weighted Russell 1000 Value Index returned 20.6% for 2004, compared to 16.5% for the regular Russell 1000 Value Index, which is weighted by capitalization. A similar condition prevailed for the S&P 500 Index, with full-year returns for the equal-weighted index of 17.0% as compared with full year returns of 10.9% for the regular index. We do not believe that this significant out-performance by small-to-medium cap equities is sustainable over the longer term. A "reversion to the mean" over the next several years should result in improving relative performance for larger cap equities.

     The Portfolio underperformed the Russell 1000 Value Index in 2004, trailing the 16.5% posted by the benchmark. As a point of reference, the average Large Cap Value mutual fund in the Lipper universe increased by 11.5% for 2004 as a whole. The Russell 1000 Value Index proved extremely difficult for Large Cap Value managers to match in 2004. Only 5% of the Lipper universe of Large Cap Value funds achieved a return in excess of the Russell 1000 Value Index for 2004 as a whole.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     For the full year 2004, the Portfolio's investments in the consumer discretionary and consumer staples sectors provided the strongest performance contributions relative to the Russell 1000 Value Index. J.C. Penney and Archer-Daniels Midland were the Portfolio's top performers in these sectors, respectively. J.C. Penney shares rallied as the company reaped the benefits of a company-wide restructuring plan that resulted in greater operating efficiencies and a more attractive retail mix to customers. Archer-Daniels Midland's share price appreciated significantly in 2004, as favorable conditions in the commodities market - in the form of low corn prices on the input side and high oil prices making ethanol a more attractive alternative on the sales side - drove the company's earnings. We do not view this as a sustainable balance, and therefore we took profits in the stock and are focusing on what we believe are more attractive risk/reward opportunities.

     The largest drag on performance relative to the Russell 1000 Value Index came from the Portfolio's overweight in health care, and more specifically from the Portfolio's holdings in Merck and Bristol-Myers Squibb. Merck shares came under fire in late September as Vioxx was pulled from the market amidst speculation that the legal liability from potential health risks would be enormous. This left the shares significantly oversold in our view, and we added to the Portfolio's position once we became more confident that the litigation risk will prove significantly less than originally anticipated. We believe the pipelines of both Merck and Bristol-Myers Squibb are under-appreciated by the market, and the shares of each are undervalued relative to both historical norms and the market as a whole.

     For 2004, we initiated new positions in General Motors, Viacom, Sara Lee, and strategically expanded the Portfolio's commitment to the financials sector with purchases of U.S. Bancorp, American International Group, Fannie Mae and Lehman Brothers. The appeal of U.S. Bancorp was based primarily upon a strong management team, improvement in asset quality, and a diversified business mix. The weakness in American International Group, resulting from the insurance industry investigations, presented an opportunity to gain participation in a company with an unparalleled franchise as an asset manager in emerging markets, particularly in China.

     We exited positions in Burlington Northern, Beckman Coulter, Energy East, SBC Communications, Mattel, and Archer-Daniels Midland. Following strong gains, we regarded the shares of Burlington Northern to be fully valued relative to earnings prospects. Within the health care group, Beckman offered limited upside potential in our view after substantially outperforming the Portfolio's other sector representatives over the past several years. The elimination of Energy East Corp and the earlier sale of SBC Communications Inc. reflected a continuing shift towards a less defensive posture in the Portfolio.

     We have maintained a significant underweight in information technology and are also modestly underweight in the industrials and utilities sectors. Conversely we are overweight in the financials and energy sectors, and also in health care with a particular focus on pharmaceuticals.

     The post-election rally in the U.S. stock market has been led by equities in the small-to-medium capitalization category. As of year-end, we expect larger capitalization equities with attractive valuations, including above-average yields, to provide superior performance in 2005 - particularly within the context of long-term stock market total returns in the mid-to-high single digit range. The stock market environment which we foresee should continue to reward our disciplined, intensive approach to investing and our focus upon fundamental research, which we believe are the keys to finding attractively valued companies.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, MERRILL LYNCH INVESTMENT MANAGERS, L.P.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                ROSZEL/MLIM
                RELATIVE VALUE PORTFOLIO       S&P 500 INDEX       RUSSELL 1000 VALUE INDEX
  7/1/2002                  $     10,000         $    10,000                    $    10,000
12/31/2002                  $      9,440         $     8,970                    $     8,870
12/31/2003                  $     11,933         $    11,544                    $    11,535
12/31/2004                  $     13,607         $    12,800                    $    13,438

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                   SINCE
                                              ONE YEAR           INCEPTION+
                                              --------           ----------
Roszel/MLIM Relative Value Portfolio           14.03%              13.10%
S&P 500 Index                                  10.88%              10.38%
Russell 1000 Value Index                       16.49%              12.55%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                          PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
----------------------------------       -------------
Merck & Co., Inc.                               3.2%
Hartford Financial Services
  Group, Inc.                                   3.2
ConAgra Foods, Inc.                             3.2
Lehman Brothers Holdings, Inc.                  3.2
Baxter International, Inc.                      3.1
Xerox Corp.                                     3.1
J.C. Penney Co., Inc.                           3.1
Bristol-Myers Squibb Co.                        3.1
U.S. Bancorp                                    3.1
Sara Lee Corp.                                  3.1
----------------------------------       -------------
  Total                                        31.4%

                                          PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
----------------------------------       -------------
Financials                                     28.9%
Health Care                                    15.5
Consumer Discretionary                         11.3
Consumer Staples                                9.2
Information Technology                          9.0
Industrials                                     8.8
Energy                                          8.8
Materials                                       2.9
Telecommunication Services                      2.9
Utilities                                       2.1
Other#                                          0.6
----------------------------------       -------------
  Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                            SHARES             VALUE
                                                                       ----------------   ----------------
COMMON STOCKS--99.4%
CONSUMER DISCRETIONARY--11.3%
AUTOMOBILES--2.9%
General Motors Corp.                                                             11,100   $        444,666
                                                                                          ----------------

MEDIA--2.5%
Viacom, Inc. (Class B)                                                           10,600            385,734
                                                                                          ----------------

MULTILINE RETAIL--3.1%
J.C. Penney Co., Inc.                                                            11,500            476,100
                                                                                          ----------------

SPECIALTY RETAIL--2.8%
Ltd Brands                                                                       18,200            418,964
                                                                                          ----------------
  TOTAL CONSUMER DISCRETIONARY                                                                   1,725,464
                                                                                          ----------------

CONSUMER STAPLES--9.2%
FOOD PRODUCTS--6.2%
ConAgra Foods, Inc.                                                              16,445            484,305
Sara Lee Corp.                                                                   19,500            470,730
                                                                                          ----------------
                                                                                                   955,035
                                                                                          ----------------

HOUSEHOLD PRODUCTS--3.0%
Kimberly-Clark Corp.                                                              6,900            454,089
                                                                                          ----------------
  TOTAL CONSUMER STAPLES                                                                         1,409,124
                                                                                          ----------------

ENERGY--8.8%
OIL & GAS--8.8%
ChevronTexaco Corp.                                                               8,300            435,833
ConocoPhillips                                                                    5,200            451,516
Exxon Mobil Corp.                                                                 9,000            461,340
                                                                                          ----------------
  TOTAL ENERGY                                                                                   1,348,689
                                                                                          ----------------

FINANCIALS--28.9%
CAPITAL MARKETS--3.1%
Lehman Brothers
  Holdings, Inc.                                                                  5,500            481,140
                                                                                          ----------------

COMMERCIAL BANKS--10.6%
Huntington Bancshares, Inc.                                                      14,140            350,389
Marshall & Ilsley Corp.                                                           8,200            362,440
U.S. Bancorp                                                                     15,100            472,932
Wachovia Corp.                                                                    8,200            431,320
                                                                                          ----------------
                                                                                                 1,617,081
                                                                                          ----------------

INSURANCE--9.2%
Allstate Corp. (The)                                                              8,900            460,308
American International
  Group, Inc.                                                                     7,000            459,690
Hartford Financial Services
  Group, Inc.                                                                     7,000            485,170
                                                                                          ----------------
                                                                                                 1,405,168
                                                                                          ----------------

THRIFTS & MORTGAGE FINANCE--6.0%
Federal National
  Mortgage Assn.                                                                  6,300            448,623
Washington Mutual, Inc.                                                          10,930            462,121
                                                                                          ----------------
                                                                                                   910,744
                                                                                          ----------------
  TOTAL FINANCIALS                                                                               4,414,133
                                                                                          ----------------

HEALTH CARE--15.5%
HEALTH CARE EQUIPMENT &
  SUPPLIES--3.1%
Baxter International, Inc.                                                       13,900   $        480,106
                                                                                          ----------------

PHARMACEUTICALS--12.4%
Abbott Laboratories                                                              10,076            470,046
Bristol-Myers Squibb Co.                                                         18,500            473,970
Merck & Co., Inc.                                                                15,300            491,742
Wyeth                                                                            10,700            455,713
                                                                                          ----------------
                                                                                                 1,891,471
                                                                                          ----------------
  TOTAL HEALTH CARE                                                                              2,371,577
                                                                                          ----------------

INDUSTRIALS--8.8%
AEROSPACE & DEFENSE--2.9%
Boeing Co. (The)                                                                  8,500            440,045
                                                                                          ----------------

MACHINERY--2.9%
Ingersoll-Rand Co. (Class A)                                                      5,600            449,680
                                                                                          ----------------

ROAD & RAIL--3.0%
Union Pacific Corp.                                                               6,829            459,250
                                                                                          ----------------
  TOTAL INDUSTRIALS                                                                              1,348,975
                                                                                          ----------------

INFORMATION TECHNOLOGY--9.0%
COMPUTERS & PERIPHERALS--5.9%
Hewlett-Packard Co.                                                              21,300            446,661
International Business
  Machines Corp.                                                                  4,600            453,468
                                                                                          ----------------
                                                                                                   900,129
                                                                                          ----------------

OFFICE ELECTRONICS--3.1%
Xerox Corp. *                                                                    28,200            479,682
                                                                                          ----------------
  TOTAL INFORMATION TECHNOLOGY                                                                   1,379,811
                                                                                          ----------------

MATERIALS--2.9%
PAPER & FOREST PRODUCTS--2.9%
Weyerhaeuser Co.                                                                  6,700            450,374
                                                                                          ----------------

TELECOMMUNICATION
  SERVICES--2.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES--2.9%
Verizon Communications, Inc.                                                     11,000            445,610
                                                                                          ----------------

UTILITIES--2.1%
ELECTRIC UTILITIES--2.1%
FPL Group, Inc.                                                                   4,188            313,053
                                                                                          ----------------

TOTAL COMMON STOCKS
(Cost--$12,322,779)                                                                             15,206,810
                                                                                          ----------------

TOTAL INVESTMENTS--99.4%
(Cost--$12,322,779)                                                                              5,206,810
OTHER ASSETS LESS
  LIABILITIES--0.6%                                                                                 89,921
                                                                                          ----------------
NET ASSETS--100.0%                                                                        $     15,296,731
                                                                                          ================

----------
*    NON-INCOME PRODUCING SECURITY.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     In the end, 2004 proved to be a year of solid economic growth in the U.S. This third year of recovery began with considerable economic momentum and much investor optimism. As the year progressed, numerous concerns exacted a toll. By summer, soaring energy prices, a weakening dollar, inflation worries, ballooning deficits, a contentious election and ever-worsening news from Iraq, all weighed on the indices. Despite these challenges, economic results remained reasonably strong. Financial markets began to acknowledge this stamina in the final months of the year; and by late December, the major market indices had set fresh three-year highs. These market moves underscore once again that earnings, which for S&P 500 companies are estimated to be up some 19% in 2004, do matter.

     In 2005, we forecast steady but more moderate growth as the economy completes the critical transition from recovery to a well-balanced expansion that can be sustained without extraordinary monetary and fiscal stimuli. Corporate profits are expected to continue to grow but at a more tempered pace against tough comparisons. Profit margins may begin to compress from near record levels. Nonetheless, with higher earnings and cash-rich balance sheets, businesses should be able to continue to increase capital investment and expand hiring as well as increase dividends and repurchase shares. Job growth is also projected to continue to improve as unprecedented gains in productivity ease and as a weaker dollar softens the edge of competition, making companies more willing to push through rising labor costs.

     Consumer spending, pinched by higher oil prices, became more volatile in 2004 but continued on an upward trend against the backdrop of a still strong housing market. With potentially higher mortgage rates in 2005, demand for housing and home prices may weaken somewhat. These trends would be likely to trim consumers' net worth calculations, restraining spending growth and promoting a gradual, but much-needed, increase in personal saving. Rising employment and income should help assuage the strain of these adjustments. The backdrop we foresee in 2005 is one which should provide constructive support for high quality, dividend paying large-cap core issues.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     For the calendar year 2004, Roszel/Fayez Sarofim Large Cap Core Portfolio posted a gain but lagged the benchmark S&P 500 Index, primarily due to our emphasis on the largest capitalization stocks within the Index. Stock selection, reflecting this style basis, was a net drag on relative performance. Key holdings in financials, health care, and information technology came under pressure due to negative headlines concerning regulatory and safety issues as well as disappointing earnings announcements. Correct stock emphasis in the consumer discretionary sector, where we focused on names such as Target, McGraw-Hill, McDonalds, News Corp. and Home Depot, only partially offset this impact.

     Sector allocations decisions, on balance, had an essentially neutral effect on relative results. The benefit of the Portfolio's overweight in energy, the year's strongest sector, and the underweight of technology, which underperformed, was offset by our focus on consumer staples and by our lack of exposure to some of the smaller, more cyclical sectors that did better than the market. In addition to stocks already mentioned, leading portfolio issues included Occidental Petroleum, ConocoPhillips, Freddie Mac, Exxon Mobil, ChevronTexaco and Johnson & Johnson.

     In short, the past year has been another difficult one for the largest capitalization stocks, which again lagged the broader indices. Despite their higher dividend yields and the fact that their above-average earnings prospects should get an extra boost from the weaker dollar, valuations of the larger cap issues contracted relative to stocks of less well-positioned, smaller companies. At year-end, the relative price/earnings multiple of the largest 25 stocks in the S&P 500 Index versus that of the entire Index was at a 20-year low. These valuations, along with higher sustainable growth rates and stronger balance sheets, argue for improved relative performance of the large multinationals in the Portfolio in the slower growth environment ahead.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, FAYEZ SAROFIM & CO.

----------
     THE DISCUSSION ON THE PREVIOUS PAGE COVERS PORTFOLIO ACTIVITY FROM
     OCTOBER 1, 2004 THROUGH DECEMBER 31, 2004. FAYEZ SAROFIM & CO. ASSUMED RESPONSIBILITY FOR SUB-ADVISING THIS PORTFOLIO FROM SOUND CAPITAL PARTNERS ON OCTOBER 1, 2004 AND THE PORTFOLIO'S NAME WAS CHANGED FROM ROSZEL/SOUND LARGE CAP CORE PORTFOLIO TO ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO. SOUND WAS REPLACED AS SUB-ADVISOR BECAUSE OF CONCERNS OVER INVESTMENT PERSONNEL CHANGES, SHIFTS IN THE INVESTMENT PROCESS AND PERFORMANCE. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH SEPTEMBER 30, 2004, THE PORTFOLIO'S VALUE DECLINED BY 1.5%, TRAILING THE S&P 500 BENCHMARK BY 3.0%. THE PORTFOLIO WAS MANAGED WITH A DISCIPLINED APPROACH TO SECTOR WEIGHTINGS, RESTRICTING SECTOR WEIGHTS TO WITHIN 5% OF THEIR WEIGHT IN THE BENCHMARK. THE GREATER PORTION OF THE PORTFOLIO'S UNDERPERFORMANCE WAS ATTRIBUTABLE TO THE SELECTION OF INDIVIDUAL HOLDINGS WITHIN SECTORS. THE PORTFOLIO'S CONSUMER DISCRETIONARY, FINANCIALS, HEALTH CARE AND INFORMATION TECHNOLOGY SECTORS UNDERPERFORMED THOSE SECTORS IN THE BENCHMARK AS A RESULT OF STOCK SELECTION. IN ADDITION, THE PORTFOLIO'S HOLDINGS HAD A PRO-CYCLICAL BIAS WHICH PROVED UNTIMELY. SIGNIFICANT INDIVIDUAL HOLDINGS THAT CONTRIBUTED TO THE UNDERPERFORMANCE WERE APPLIED MATERIALS AND INTEL IN INFORMATION TECHNOLOGY, MEDIMMUNE IN HEALTH CARE, AND KOHLS IN CONSUMER DISCRETIONARY.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                ROSZEL/FAYEZ SAROFIM
                LARGE CAP CORE PORTFOLIO          S&P 500 INDEX
  7/1/2002                   $    10,000            $    10,000
12/31/2002                   $     9,040            $     8,970
12/31/2003                   $    11,481            $    11,544
12/31/2004                   $    12,086            $    12,800

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                   SINCE
                                                 ONE YEAR        INCEPTION+
                                                 --------        ----------
Roszel/Fayez Sarofim Large Cap Core Portfolio      5.27%            7.87%
S&P 500 Index                                     10.88%           10.38%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                          PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
----------------------------------       -------------
Exxon Mobil Corp.                               4.2%
Altria Group, Inc.                              4.2
General Electric Co.                            3.9
Citigroup, Inc.                                 3.6
Microsoft Corp.                                 2.9
Coca-Cola Co. (The)                             2.8
Procter & Gamble Co.                            2.8
Pfizer, Inc.                                    2.6
Johnson & Johnson                               2.5
BP plc, ADR                                     2.4
----------------------------------       -------------
    Total                                      31.9%

                                          PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
----------------------------------       -------------
Consumer Staples                               21.7%
Financials                                     16.8
Energy                                         11.6
Health Care                                    10.2
Consumer Discretionary                          8.5
Information Technology                          6.4
Industrials                                     5.7
Other#                                         19.1
----------------------------------       -------------
  Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                            SHARES             VALUE
                                                                       ----------------   ----------------
COMMON STOCKS--80.9%
CONSUMER DISCRETIONARY--8.5%
HOTELS, RESTAURANTS & LEISURE--0.9%
McDonald's Corp.                                                                    287   $          9,201
                                                                                          ----------------

MEDIA--5.5%
McGraw-Hill Cos., Inc. (The)                                                        202             18,491
News Corp. (Class A)                                                              1,016             18,959
Time Warner, Inc. *                                                                 499              9,701
Viacom, Inc. (Class B)                                                              250              9,097
                                                                                          ----------------
                                                                                                    56,248
                                                                                          ----------------

MULTILINE RETAIL--1.3%
Target Corp.                                                                        265             13,762
                                                                                          ----------------

SPECIALTY RETAIL--0.8%
Home Depot, Inc.                                                                    203              8,676
                                                                                          ----------------
  TOTAL CONSUMER DISCRETIONARY                                                                      87,887
                                                                                          ----------------

CONSUMER STAPLES--21.7%
BEVERAGES--5.7%
Anheuser-Busch Cos., Inc.                                                           169              8,573
Coca-Cola Co. (The)                                                                 698             29,058
PepsiCo, Inc.                                                                       410             21,402
                                                                                          ----------------
                                                                                                    59,033
                                                                                          ----------------

FOOD & STAPLES RETAILING--4.8%
Sysco Corp.                                                                         215              8,206
Wal-Mart Stores, Inc.                                                               451             23,822
Walgreen Co.                                                                        445             17,075
                                                                                          ----------------
                                                                                                    49,103
                                                                                          ----------------

FOOD PRODUCTS--2.1%
Kraft Foods, Inc. (Class A)                                                         239              8,511
Nestle SA, ADR (Registered)                                                         202             13,281
                                                                                          ----------------
                                                                                                    21,792
                                                                                          ----------------

HOUSEHOLD PRODUCTS--4.0%
Colgate-Palmolive Co.                                                               254             12,995
Procter & Gamble Co.                                                                517             28,476
                                                                                          ----------------
                                                                                                    41,471
                                                                                          ----------------

PERSONAL PRODUCTS--0.9%
Estee Lauder Cos., Inc. (The)                                                       190              8,697
                                                                                          ----------------

TOBACCO--4.2%
Altria Group, Inc.                                                                  708             43,259
                                                                                          ----------------
  TOTAL CONSUMER STAPLES                                                                           223,355
                                                                                          ----------------

ENERGY--11.6%
OIL & GAS--11.6%
BP plc, ADR                                                                         417             24,353
ChevronTexaco Corp.                                                                 449             23,577
ConocoPhillips                                                                      147             12,764
Exxon Mobil Corp.                                                                   847             43,417
Occidental Petroleum Corp.                                                          120              7,003
Royal Dutch Petroleum Co.
  (NY Registered Shares)                                                            155              8,894
                                                                                          ----------------
  TOTAL ENERGY                                                                                     120,008
                                                                                          ----------------

FINANCIALS--16.8%
CAPITAL MARKETS--1.3%
Morgan Stanley                                                                      245   $         13,602
                                                                                          ----------------

COMMERCIAL BANKS--3.0%
Bank of America Corp.                                                               377             17,715
HSBC Holdings plc, ADR                                                              150             12,771
                                                                                          ----------------
                                                                                                    30,486
                                                                                          ----------------

CONSUMER FINANCE--1.7%
American Express Co.                                                                311             17,531
                                                                                          ----------------

DIVERSIFIED FINANCIAL SERVICES--5.3%
Citigroup, Inc.                                                                     774             37,292
JPMorgan Chase & Co.                                                                432             16,852
                                                                                          ----------------
                                                                                                    54,144
                                                                                          ----------------

INSURANCE--2.9%
American International Group, Inc.                                                  286             18,781
Marsh & McLennan Cos., Inc.                                                         352             11,581
                                                                                          ----------------
                                                                                                    30,362
                                                                                          ----------------

THRIFTS & MORTGAGE FINANCE--2.6%
Federal Home Loan
  Mortgage Corp.                                                                    123              9,065
Federal National Mortgage Assn.                                                     254             18,088
                                                                                          ----------------
                                                                                                    27,153
                                                                                          ----------------
  TOTAL FINANCIALS                                                                                 173,278
                                                                                          ----------------

HEALTH CARE--10.2%
PHARMACEUTICALS--10.2%
Abbott Laboratories                                                                 378             17,634
Eli Lilly & Co.                                                                     333             18,898
Johnson & Johnson                                                                   413             26,192
Merck & Co., Inc.                                                                   483             15,523
Pfizer, Inc.                                                                      1,010             27,159
                                                                                          ----------------
  TOTAL HEALTH CARE                                                                                105,406
                                                                                          ----------------

INDUSTRIALS--5.7%
AIR FREIGHT & LOGISTICS--0.9%
United Parcel Service, Inc.
  (Class B)                                                                         106              9,059
                                                                                          ----------------

ELECTRICAL EQUIPMENT--0.9%
Emerson Electric Co.                                                                129              9,043
                                                                                          ----------------

INDUSTRIAL CONGLOMERATES--3.9%
General Electric Co.                                                              1,097             40,040
                                                                                          ----------------
  TOTAL INDUSTRIALS                                                                                 58,142
                                                                                          ----------------

INFORMATION TECHNOLOGY--6.4%
COMPUTERS & PERIPHERALS--1.3%
International Business
  Machines Corp.                                                                    136             13,407
                                                                                          ----------------

See Notes to Financial Statements.

                                                                            SHARES             VALUE
                                                                       ----------------   ----------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--2.2%
Intel Corp.                                                                         995   $         23,273
                                                                                          ----------------

SOFTWARE--2.9%
Microsoft Corp.                                                                   1,110             29,648
                                                                                          ----------------
  TOTAL INFORMATION TECHNOLOGY                                                                      66,328
                                                                                          ----------------

TOTAL COMMON STOCKS
(Cost--$773,921)                                                                                   834,404
                                                                                          ----------------


                                                                          PRINCIPAL
                                                                            AMOUNT              VALUE
                                                                       ----------------   ----------------
SHORT-TERM SECURITIES--2.3%
REPURCHASE AGREEMENT **--2.3%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $23,891
  (Cost--$23,887)                                                      $         23,887   $         23,887
                                                                                          ----------------

TOTAL INVESTMENTS--83.2%
(Cost--$797,808)                                                                                   858,291
OTHER ASSETS LESS
  LIABILITIES--16.8%                                                                               173,158
                                                                                          ----------------
NET ASSETS--100.0%                                                                        $      1,031,449
                                                                                          ================

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     The equity market began 2004 with positive returns, but was weak throughout much of the second and third quarters as investors reacted to concerns over high crude oil prices, rising inflation levels, and uncertainty over the outcome of the U.S. presidential election. However, the market rallied strongly in the fourth quarter following November's election and a 20% decline in oil prices. Economic growth was modest during the year at 4.4%, based on fourth quarter estimates. This growth brought about inflation concerns and prompted the Federal Reserve to increase short-term interest rates several times throughout the year. By year-end the Federal Funds rate was 2.25%, 1.25% higher than where it began the year. For the full year the S&P 500 Index posted a 10.9% return. During the period investors favored value and smaller capitalization stocks.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     Despite a strong economic and earnings environment, several of the more defensive areas of the market were the best performing during the year. Energy, utilities and telecommunications were the top performing groups in 2004 with returns of 31%, 24% and 20%, respectively. The Roszel/INVESCO-NAM Large Cap Core Portfolio trailed the S&P 500 Index for the full year. No exposure to these defensive sectors negatively impacted performance. Returns were also impacted by our more optimistic outlook for the cyclical areas of the market where we had an overweight position - primarily market sensitive financial stocks and the semiconductor industries within the technology sector.

     Looking ahead to 2005, corporate earnings are estimated to grow at 5% to 10% with longer-term interest rates rising modestly as the Federal Reserve continues to raise the Federal Funds rate at a measured pace. We believe the equity market will produce modest returns again in 2005 as earnings and economic growth slow from their levels of 2004. We also believe that growth stocks will outperform in 2005 based upon our fundamental outlook. After a fifth consecutive year of underperforming value stocks, as defined by Barra, it should be time for growth leadership in 2005. Slower earnings growth, modestly rising short-term interest rates and moderating economic activity has historically been a positive environment for growth stocks.

     We have positioned the Portfolio to benefit from a trend back to growth style leadership with a higher concentration of growth stocks. The Portfolio remains overweight in the technology, industrials and materials sectors going into the new year. We continue to like the fundamentals of these areas and would reduce exposure to existing holdings as valuation levels become less attractive. We will also look for opportunities to add to names that are consistent with our view of stronger growth performance in 2005.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, INVESCO-NATIONAL ASSET MANAGEMENT GROUP.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                   ROSZEL/INVESCO-NAM
                   LARGE CAP CORE PORTFOLIO    S&P 500 INDEX
  7/1/2002                         $ 10,000         $ 10,000
12/31/2002                         $  8,880         $  8,970
12/31/2003                         $ 11,093         $ 11,544
12/31/2004                         $ 11,515         $ 12,800

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                            ONE YEAR  INCEPTION+
                                                            --------  ----------
Roszel/INVESCO-NAM Large Cap Core Portfolio                   3.81%       5.80%
S&P 500 Index                                                10.88%      10.38%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Johnson & Johnson                              3.3%
Pfizer, Inc.                                   2.9
Wal-Mart Stores, Inc.                          2.9
General Electric Co.                           2.8
Eaton Corp.                                    2.7
American International Group, Inc.             2.6
Citigroup, Inc.                                2.6
Goldman Sachs Group, Inc.                      2.6
Microsoft Corp.                                2.4
Morgan Stanley                                 2.3
-----------------------------------      -------------
  Total                                       27.1%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Information Technology                        22.0%
Financials                                    19.0
Industrials                                   15.5
Health Care                                   13.1
Consumer Discretionary                         9.0
Materials                                      8.4
Consumer Staples                               7.3
Energy                                         1.6
Other#                                         4.1
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--95.9%
CONSUMER DISCRETIONARY--9.0%
HOTELS, RESTAURANTS & LEISURE--1.2%
International Game Technology                                              870   $        29,911
                                                                                 ---------------

MEDIA--1.1%
Viacom, Inc. (Class B)                                                     765            27,838
                                                                                 ---------------

MULTILINE RETAIL--1.3%
Target Corp.                                                               604            31,366
                                                                                 ---------------

SPECIALTY RETAIL--5.4%
Bed Bath & Beyond, Inc. *                                                  665            26,487
Home Depot, Inc.                                                           844            36,073
Lowe's Cos., Inc.                                                          930            53,559
Tiffany & Co.                                                              520            16,624
                                                                                 ---------------
                                                                                         132,743
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                           221,858
                                                                                 ---------------

CONSUMER STAPLES--7.3%
BEVERAGES--1.1%
PepsiCo, Inc.                                                              493            25,735
                                                                                 ---------------

FOOD & STAPLES RETAILING--5.1%
Wal-Mart Stores, Inc.                                                    1,347            71,148
Walgreen Co.                                                             1,465            56,212
                                                                                 ---------------
                                                                                         127,360
                                                                                 ---------------

HOUSEHOLD PRODUCTS--1.1%
Procter & Gamble Co.                                                       510            28,091
                                                                                 ---------------
  TOTAL CONSUMER STAPLES                                                                 181,186
                                                                                 ---------------

ENERGY--1.6%
ENERGY EQUIPMENT & SERVICES--1.6%
ENSCO International, Inc.                                                  360            11,427
Transocean, Inc. *                                                         670            28,401
                                                                                 ---------------
  TOTAL ENERGY                                                                            39,828
                                                                                 ---------------

FINANCIALS--19.0%
CAPITAL MARKETS--6.3%
Bank of New York Co., Inc. (The)                                         1,035            34,590
Goldman Sachs Group, Inc.                                                  610            63,464
Morgan Stanley                                                           1,046            58,074
                                                                                 ---------------
                                                                                         156,128
                                                                                 ---------------

CONSUMER FINANCE--1.6%
MBNA Corp.                                                               1,440            40,593
                                                                                 ---------------

DIVERSIFIED FINANCIAL SERVICES--3.8%
Citigroup, Inc.                                                          1,328            63,983
JPMorgan Chase & Co.                                                       780            30,428
                                                                                 ---------------
                                                                                          94,411
                                                                                 ---------------

INSURANCE--2.7%
American International Group, Inc.                                       1,000            65,670
                                                                                 ---------------

THRIFTS & MORTGAGE FINANCE--4.6%
Federal National Mortgage Assn.                                            639   $        45,503
PMI Group, Inc. (The)                                                      706            29,476
Radian Group, Inc.                                                         722            38,439
                                                                                 ---------------
                                                                                         113,418
                                                                                 ---------------
  TOTAL FINANCIALS                                                                       470,220
                                                                                 ---------------

HEALTH CARE--13.1%
BIOTECHNOLOGY--1.2%
Amgen, Inc. *                                                              460            29,509
                                                                                 ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--1.8%
Boston Scientific Corp. *                                                  590            20,975
Medtronic, Inc.                                                            508            25,232
                                                                                 ---------------
                                                                                          46,207
                                                                                 ---------------

PHARMACEUTICALS--10.1%
Eli Lilly & Co.                                                            590            33,483
Forest Laboratories, Inc. *                                                750            33,645
Johnson & Johnson                                                        1,294            82,066
Pfizer, Inc.                                                             2,678            72,011
Wyeth                                                                      670            28,535
                                                                                 ---------------
                                                                                         249,740
                                                                                 ---------------
  TOTAL HEALTH CARE                                                                      325,456
                                                                                 ---------------

INDUSTRIALS--15.5%
AEROSPACE & DEFENSE--3.7%
Honeywell International, Inc.                                            1,098            38,880
United Technologies Corp.                                                  520            53,742
                                                                                 ---------------
                                                                                          92,622
                                                                                 ---------------

ELECTRICAL EQUIPMENT--1.5%
Emerson Electric Co.                                                       541            37,924
                                                                                 ---------------

INDUSTRIAL CONGLOMERATES--2.8%
General Electric Co.                                                     1,906            69,569
                                                                                 ---------------

MACHINERY--7.5%
Deere & Co.                                                                420            31,248
Eaton Corp.                                                                930            67,295
Illinois Tool Works, Inc.                                                  370            34,292
Ingersoll-Rand Co. (Class A)                                               654            52,516
                                                                                 ---------------
                                                                                         185,351
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                      385,466
                                                                                 ---------------

INFORMATION TECHNOLOGY--22.0%
COMMUNICATIONS EQUIPMENT--3.1%
Cisco Systems, Inc. *                                                    2,391            46,146
Qualcomm, Inc.                                                             726            30,783
                                                                                 ---------------
                                                                                          76,929
                                                                                 ---------------

COMPUTERS & PERIPHERALS--5.4%
Dell, Inc. *                                                             1,337            56,341
EMC Corp. *                                                              3,096            46,038
International Business Machines
  Corp.                                                                    330            32,531
                                                                                 ---------------
                                                                                         134,910
                                                                                 ---------------

See Notes to Financial Statements.

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
IT SERVICES--1.3%
First Data Corp.                                                           740   $        31,479
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--8.4%
Altera Corp. *                                                           1,376            28,483
Applied Materials, Inc. *                                                1,770            30,267
Intel Corp.                                                              2,116            49,494
Linear Technology Corp.                                                    850            32,946
Maxim Integrated Products, Inc.                                            423            17,931
Texas Instruments, Inc.                                                  2,060            50,717
                                                                                 ---------------
                                                                                         209,838
                                                                                 ---------------

SOFTWARE--3.8%
Microsoft Corp.                                                          2,275            60,765
Symantec Corp. *                                                         1,270            32,715
                                                                                 ---------------
                                                                                          93,480
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                           546,636
                                                                                 ---------------

MATERIALS--8.4%
CHEMICALS--5.8%
Air Products & Chemicals, Inc.                                             649            37,623
E.l. Du Pont de Nemours & Co.                                              485            23,789
PPG Industries, Inc.                                                       402            27,400
Praxair, Inc.                                                            1,276            56,335
                                                                                 ---------------
                                                                                         145,147
                                                                                 ---------------

METALS & MINING--1.3%
Alcoa, Inc.                                                              1,030   $        32,363
                                                                                 ---------------

PAPER & FOREST PRODUCTS--1.3%
Weyerhaeuser Co.                                                           462            31,056
                                                                                 ---------------
  TOTAL MATERIALS                                                                        208,566
                                                                                 ---------------
TOTAL COMMON STOCKS
(Cost--$2,085,395)                                                                     2,379,216
                                                                                 ---------------

                                                                    PRINCIPAL
                                                                     AMOUNT
                                                                    ----------
SHORT-TERM SECURITIES--0.8%
REPURCHASE AGREEMENT **--0.8%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $19,775
  (Cost--$19,772)                                                   $   19,772            19,772
                                                                                 ---------------
TOTAL INVESTMENTS--96.7%
(Cost--$2,105,167)                                                                     2,398,988
OTHER ASSETS LESS
  LIABILITIES--3.3%                                                                       82,485
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     2,481,473
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     Following impressive performance in 2003, U.S. stock prices continued to climb higher in 2004, with the S&P 500 Index rising nearly 11% and the Russell 1000 Growth Index up 6.3%. Gains were concentrated in the fourth quarter, as the broad market traded in a narrow range earlier in the year.

     During the first nine months of 2004, a number of investor concerns overshadowed strong company fundamentals. The price of oil skyrocketed on surging global demand and worries about the amount of excess production capacity. In June, the Federal Reserve began raising short-term interest rates for the first time in four years, creating anxiety about the speed and magnitude of further rate hikes. The war in Iraq continued, reports indicated the economy had hit a soft spot over the summer, and the presidential election was too close to call. Starting in late October, however, the stock market rallied in response to a steep drop in oil prices and a decisive conclusion to the presidential race.

     The consistent bright spot in 2004 was the corporate earnings environment. Profits have grown dramatically over the past two years, as companies have increased productivity, cut costs and experienced a pickup in demand that has led to pricing power in select industries. The weak U.S. dollar has also boosted profits of corporations that do business overseas. At year-end, earnings growth for companies in the S&P 500 Index was expected to exceed 20% in 2004 - only the eighth such occurrence since 1950.

     2004's equity market strength was broad-based, with stocks in all major styles, capitalization ranges and sectors producing gains. Energy companies led the market's advance by a wide margin amid record-high oil prices. In contrast, health care and information technology stocks lagged. Large pharmaceutical firms came under pressure due to several company-specific issues, including product recalls, and fears that, if Senator Kerry won the election, his policies would hurt drug pricing. In information technology, subdued growth in corporate spending and fears of inventory accumulation held stock prices back.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     The Roszel/Nicholas-Applegate Large Cap Growth Portfolio gained 8.7% in the twelve months ended December 31, 2004. This compared favorably to the Russell 1000 Growth Index, which rose 6.3% during the same period.

     Similar to the equity market, the Portfolio's performance was strong across the board, with stocks in nearly every sector of investment posting increases. Absolute returns were notably high in the materials, energy, consumer discretionary and financials sectors. The telecommunications services sector was the only group that generated a negative return. However, this had little impact on the Portfolio given the small percentage of its total assets invested in these stocks.

     On a relative basis, holdings in most sectors benefited performance versus the Russell 1000 Growth Index. Positions in the consumer staples, consumer discretionary and financials sectors had the most favorable effect on relative results. An underweight in consumer staples and health care (particularly large pharmaceuticals), groups that lagged the broad market, was another plus.

     While results versus the benchmark were overwhelmingly positive in 2004, there were a few pockets of weakness. For example, stock selection in the telecommunications services sector was disappointing, as was an underweight in industrials. In general, industrial stocks benefited from the expanding global economy and weak dollar, as many of these companies have operations outside the United States.

     Turning to individual stocks, some of the best-performing names this period were Starbucks, eBay and Capital One Financial. Shares of Starbucks, the global coffee company, rose sharply as investors rewarded its strong brand, robust same-store sales and international growth potential in markets like China. eBay, the world's largest online auction site, continued to benefit from its dominant position in a high-margin business with substantial barriers to entry. Capital One Financial, a consumer finance firm, reported better-than-expected earnings and is diversifying away from the mature U.S. credit card market into higher-growth areas, such as home equity lending. Finally, Apple Computer was another top performer in 2004. The company has experienced very strong sales of its iPod and iMac products.

     Based on our bottom-up investment decisions, as of December 31, 2004, the Portfolio's holdings were well diversified across sectors and industries. Compared to the Russell 1000 Growth Index, the most significant over- or underweight was an underweight in the consumer staples sector. The Portfolio was modestly overweight in consumer discretionary, information technology and materials stocks.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                     ROSZEL/NICHOLAS-APPLEGATE
                     LARGE CAP GROWTH PORTFOLIO   S&P 500 INDEX   RUSSELL 1000 GROWTH INDEX
  7/1/2002                            $  10,000       $  10,000                   $  10,000
12/31/2002                            $   8,910       $   8,970                   $   9,102
12/31/2003                            $  11,175       $  11,544                   $  11,811
12/31/2004                            $  12,148       $  12,800                   $  12,555

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                            ONE YEAR  INCEPTION+
                                                            --------  ----------
Roszel/Nicholas-Applegate Large Cap Growth Portfolio          8.70%      8.09%
S&P 500 Index                                                10.88%     10.38%
Russell 1000 Growth Index                                     6.30%      9.53%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
eBay, Inc.                                     5.2%
Qualcomm, Inc.                                 5.1
Yahoo!, Inc.                                   4.9
Apple Computer, Inc.                           3.9
Cognizant Technology Solutions
  Corp., (Class A)                             3.8
Starbucks Corp.                                3.8
Johnson & Johnson                              3.7
Chicago Mercantile Exchange
  Holdings, Inc.                               3.7
Intel Corp.                                    3.2
Dell, Inc.                                     3.2
-----------------------------------      -------------
  Total                                       40.5%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Information Technology                        31.6%
Health Care                                   21.2
Consumer Discretionary                        19.5
Industrials                                    9.1
Financials                                     6.9
Materials                                      4.6
Energy                                         2.9
Telecommunication Services                     1.6
Consumer Staples                               1.5
Other#                                         1.1
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--98.9%
CONSUMER DISCRETIONARY--19.5%
HOTELS, RESTAURANTS & LEISURE--5.4%
Hilton Hotels Corp.                                                      1,091   $        24,809
Starbucks Corp. *                                                          915            57,060
                                                                                 ---------------
                                                                                          81,869
                                                                                 ---------------

HOUSEHOLD DURABLES--2.1%
Harman International Industries, Inc.                                      249            31,623
                                                                                 ---------------

INTERNET & CATALOG RETAIL--5.2%
eBay, Inc. *                                                               673            78,256
                                                                                 ---------------

MEDIA--2.5%
Time Warner, Inc. *                                                      1,931            37,539
                                                                                 ---------------

MULTILINE RETAIL--2.0%
Target Corp.                                                               602            31,262
                                                                                 ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--2.3%
Coach, Inc. *                                                              609            34,348
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                           294,897
                                                                                 ---------------

CONSUMER STAPLES--1.5%
BEVERAGES--1.5%
PepsiCo, Inc.                                                              426            22,237
                                                                                 ---------------

ENERGY--2.9%
OIL & GAS--2.9%
Burlington Resources, Inc.                                                 600            26,100
XTO Energy, Inc.                                                           494            17,478
                                                                                 ---------------
  TOTAL ENERGY                                                                            43,578
                                                                                 ---------------

FINANCIALS--6.9%
CAPITAL MARKETS--1.5%
Bear Stearns Cos, Inc. (The)                                               226            23,122
                                                                                 ---------------

CONSUMER FINANCE--1.7%
Capital One Financial Corp.                                                295            24,842
                                                                                 ---------------

DIVERSIFIED FINANCIAL SERVICES--3.7%
Chicago Mercantile Exchange
  Holdings, Inc.                                                           246            56,260
                                                                                 ---------------
  TOTAL FINANCIALS                                                                       104,224
                                                                                 ---------------

HEALTH CARE--21.2%
BIOTECHNOLOGY--5.6%
Amgen, Inc. *                                                              418            26,815
Genentech, Inc. *                                                          640            34,842
Gilead Sciences, Inc. *                                                    650            22,743
                                                                                 ---------------
                                                                                          84,400
                                                                                 ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--6.7%
CR Bard, Inc.                                                              497            31,798
Kinetic Concepts, Inc. *                                                   512            39,066
St. Jude Medical, Inc. *                                                   726            30,441
                                                                                 ---------------
                                                                                         101,305
                                                                                 ---------------

HEALTH CARE PROVIDERS & SERVICES--5.2%
Aetna, Inc.                                                                300   $        37,425
UnitedHealth Group, Inc.                                                   465            40,934
                                                                                 ---------------
                                                                                          78,359
                                                                                 ---------------

PHARMACEUTICALS--3.7%
Johnson & Johnson                                                          889            56,380
                                                                                 ---------------
  TOTAL HEALTH CARE                                                                      320,444
                                                                                 ---------------

INDUSTRIALS--9.1%
AIR FREIGHT & LOGISTICS--2.3%
United Parcel Service, Inc. (Class B)                                      404            34,526
                                                                                 ---------------

INDUSTRIAL CONGLOMERATES--2.4%
General Electric Co.                                                     1,004            36,646
                                                                                 ---------------

MACHINERY--3.1%
Danaher Corp.                                                              817            46,904
                                                                                 ---------------

ROAD & RAIL--1.3%
Burlington Northern Santa Fe Corp.                                         437            20,674
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                      138,750
                                                                                 ---------------

INFORMATION TECHNOLOGY--31.6%
COMMUNICATIONS EQUIPMENT--5.1%
Qualcomm, Inc.                                                           1,805            76,532
                                                                                 ---------------

COMPUTERS & PERIPHERALS--9.4%
Apple Computer, Inc. *                                                     925            59,570
Dell, Inc. *                                                             1,165            49,093
Network Appliance, Inc. *                                                1,000            33,220
                                                                                 ---------------
                                                                                         141,883
                                                                                 ---------------

INTERNET SOFTWARE & SERVICES--4.9%
Yahoo!, Inc. *                                                           1,977            74,493
                                                                                 ---------------

IT SERVICES--3.8%
Cognizant Technology Solutions
  Corp., (Class A) *                                                     1,364            57,738
                                                                                 ---------------

OFFICE ELECTRONICS--2.2%
Xerox Corp. *                                                            1,979            33,663
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--3.2%
Intel Corp.                                                              2,099            49,096
                                                                                 ---------------

SOFTWARE--3.0%
Microsoft Corp.                                                          1,683            44,953
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                           478,358
                                                                                 ---------------

MATERIALS--4.6%
CHEMICALS--1.8%
Dow Chemical Co. (The)                                                     560            27,726
                                                                                 ---------------

METALS & MINING--1.3%
Nucor Corp.                                                                371            19,418
                                                                                 ---------------

See Notes to Financial Statements.

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
PAPER & FOREST PRODUCTS--1.5%
Weyerhaeuser Co.                                                           347   $        23,325
                                                                                 ---------------
  TOTAL MATERIALS                                                                         70,469
                                                                                 ---------------

TELECOMMUNICATION SERVICES--1.6%
WIRELESS TELECOMMUNICATION SERVICES--1.6%
Nextel Communications,
  Inc. (Class A) *                                                         800            24,000
                                                                                 ---------------
TOTAL COMMON STOCKS
(Cost--$1,290,627)                                                                     1,496,957
                                                                                 ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--4.9%
REPURCHASE AGREEMENT **--4.9%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $75,045
  (Cost--$75,033)                                                   $   75,033   $        75,033
                                                                                 ---------------
TOTAL INVESTMENTS--103.8%
(Cost--$1,365,660)                                                                     1,571,990
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(3.8)%                                                                         (58,257)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     1,513,733
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     A few themes dominated throughout the year. Given expectations of a strengthening economy, the markets anticipated the Federal Reserve would move to a less accommodative monetary policy. The Fed delivered largely as expected in the form of five sequential increases in the Fed Funds rate. While short-term interest rates rose by 125 basis points, long-term rates barely budged. Massive buying of U.S. securities by foreign entities in tandem with moderate inflation, mortgage hedging operations and the carry trade combined to keep rates on the 10 year treasury virtually unchanged for the year. Strong global demand particularly for oil, lead to higher commodity prices but did not translate into a surge in inflation. Similarly, despite a year-long decline in the U.S. dollar relative to both the yen and the euro, one was hard pressed to find evidence of a build in inflationary pressures. Perhaps most surprisingly, U.S. corporations delivered another stellar year of earnings growth at a pace well above long-term trends. This was impressive given especially challenging comparisons in the third and fourth quarter versus the year's earlier periods. Corporations have maintained a cautious focus in regards to both hiring and capital spending. As a result, corporate balance sheets have continued to strengthen as indicated by low corporate default rates and a high ratio of corporate credit upgrades to downgrades. In turn these factors have led to strong profit margins and productivity growth.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     The Roszel/Rittenhouse Large Cap Growth Portfolio trailed its benchmark, the S&P 500 Index during calendar year 2004. The performance headwinds that existed during the first half of 2004 persisted with little change during the final half of the year. First, smaller capitalization stocks continued to outperform larger capitalization stocks. This phenomenon has now been in place for six consecutive years. Secondly, growth-oriented investment strategies under-performed value-oriented approaches irrespective of capitalization. And thirdly, higher quality companies characterized by low sensitivity to economic cycles tended to underperform those companies with greater economic sensitivity. The Portfolio's performance was negatively impacted by each of these factors given our investment focus on high quality companies that exhibit consistency and sustainability of earnings, industry dominance, low cyclicality of earnings and above market long-term earnings growth. While these companies generated strong earnings results in 2004 they tended to underperform relative to smaller, more cyclical companies. We believe there are numerous indicators that should point to a lessening of these performance headwinds as we look forward. In both 2003 and 2004, U.S. corporate earnings grew significantly above their long-term average rate partly in response to depressed earnings in 2001 and 2002 and in part due to economic recovery after the most recent recession. Expectations for the average company earnings in 2005 reflect a significantly slower pace of earnings. This is to be expected given impact of a less stimulative Federal Reserve policy and a consequent reversion to a more normalized long-term earnings trend. These conditions tend to favor larger companies with relatively less cyclical exposure. Further, larger companies tend to derive greater benefit from non-U.S. dollar exposures than smaller companies which tend to have fewer foreign operations. The Portfolio has the key attributes of stable earnings growth, reasonable valuation, strong balance sheets and solid dividend growth that should enjoy a resurgence in 2005.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, RITTENHOUSE ASSET MANAGEMENT, INC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                                  ROSZEL/RITTENHOUSE
                                  LARGE CAP GROWTH PORTFOLIO          S&P 500 INDEX
  7/1/2002                                          $ 10,000               $ 10,000
12/31/2002                                          $  9,110               $  8,970
12/31/2003                                          $ 10,888               $ 11,544
12/31/2004                                          $ 11,331               $ 12,800

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/Rittenhouse Large Cap Growth Portfolio                 4.08%          5.12%
S&P 500 Index                                                10.88%         10.38%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
General Electric Co.                           4.6%
Dell, Inc.                                     4.1
Wal-Mart Stores, Inc.                          4.0
American International Group, Inc.             3.7
Amgen, Inc.                                    3.6
Citigroup, Inc.                                3.6
International Business
  Machines Corp.                               3.5
Microsoft Corp.                                3.4
Johnson & Johnson                              3.3
Medtronic, Inc.                                3.1
-----------------------------------      -------------
  Total                                       36.9%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Information Technology                        19.4%
Financials                                    18.2
Consumer Staples                              17.9
Health Care                                   17.4
Industrials                                   10.3
Consumer Discretionary                        10.2
Other#                                         6.6
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--93.4%
CONSUMER DISCRETIONARY--10.2%
MEDIA--3.3%
Gannett Co., Inc.                                                        3,000   $       245,100
Omnicom Group, Inc.                                                      1,400           118,048
                                                                                 ---------------
                                                                                         363,148
                                                                                 ---------------

MULTILINE RETAIL--1.8%
Target Corp.                                                             3,700           192,141
                                                                                 ---------------

SPECIALTY RETAIL--5.1%
Bed Bath & Beyond, Inc. *                                                7,000           278,810
Lowe's Cos., Inc.                                                        4,800           276,432
                                                                                 ---------------
                                                                                         555,242
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                         1,110,531
                                                                                 ---------------

CONSUMER STAPLES--17.9%
BEVERAGES--5.2%
Anheuser-Busch Cos., Inc.                                                5,500           279,015
PepsiCo, Inc.                                                            5,400           281,880
                                                                                 ---------------
                                                                                         560,895
                                                                                 ---------------

FOOD & STAPLES RETAILING--7.0%
Sysco Corp.                                                              8,500           324,445
Wal-Mart Stores, Inc.                                                    8,300           438,406
                                                                                 ---------------
                                                                                         762,851
                                                                                 ---------------

HOUSEHOLD PRODUCTS--5.7%
Colgate-Palmolive Co.                                                    6,600           337,656
Procter & Gamble Co.                                                     5,200           286,416
                                                                                 ---------------
                                                                                         624,072
                                                                                 ---------------
  TOTAL CONSUMER STAPLES                                                               1,947,818
                                                                                 ---------------

FINANCIALS--18.2%
CAPITAL MARKETS--4.2%
Bank of New York Co., Inc. (The)                                         5,400           180,468
Morgan Stanley                                                           5,000           277,600
                                                                                 ---------------
                                                                                         458,068
                                                                                 ---------------

COMMERCIAL BANKS--2.6%
Wells Fargo & Co.                                                        4,500           279,675
                                                                                 ---------------

CONSUMER FINANCE--2.5%
MBNA Corp.                                                               9,600           270,624
                                                                                 ---------------

DIVERSIFIED FINANCIAL SERVICES--3.6%
Citigroup, Inc.                                                          8,100           390,258
                                                                                 ---------------

INSURANCE--5.3%
Aflac, Inc.                                                              4,600           183,264
American International Group, Inc.                                       6,100           400,587
                                                                                 ---------------
                                                                                         583,851
                                                                                 ---------------
  TOTAL FINANCIALS                                                                     1,982,476
                                                                                 ---------------

HEALTH CARE--17.4%
BIOTECHNOLOGY--3.6%
Amgen, Inc. *                                                            6,100           391,315
                                                                                 ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--3.9%
Medtronic, Inc.                                                          6,900   $       342,723
Stryker Corp.                                                            1,800            86,850
                                                                                 ---------------
                                                                                         429,573
                                                                                 ---------------

HEALTH CARE PROVIDERS &
  SERVICES--1.7%
UnitedHealth Group, Inc.                                                 2,100           184,863
                                                                                 ---------------

PHARMACEUTICALS--8.2%
Eli Lilly & Co.                                                          3,700           209,975
Johnson & Johnson                                                        5,600           355,152
Pfizer, Inc.                                                            12,000           322,680
                                                                                 ---------------
                                                                                         887,807
                                                                                 ---------------
  TOTAL HEALTH CARE                                                                    1,893,558
                                                                                 ---------------

INDUSTRIALS--10.3%
AEROSPACE & DEFENSE--1.2%
United Technologies Corp.                                                1,300           134,355
                                                                                 ---------------

AIR FREIGHT & LOGISTICS--2.1%
United Parcel Service, Inc.
  (Class B)                                                              2,600           222,196
                                                                                 ---------------

INDUSTRIAL CONGLOMERATES--7.0%
3M Co.                                                                   3,200           262,624
General Electric Co.                                                    13,800           503,700
                                                                                 ---------------
                                                                                         766,324
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                    1,122,875
                                                                                 ---------------

INFORMATION TECHNOLOGY--19.4%
COMMUNICATIONS EQUIPMENT--2.9%
Cisco Systems, Inc. *                                                   16,200           312,660
                                                                                 ---------------

COMPUTERS & PERIPHERALS--7.6%
Dell, Inc. *                                                            10,500           442,470
International Business Machines
  Corp.                                                                  3,900           384,462
                                                                                 ---------------
                                                                                         826,932
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--3.7%
Intel Corp.                                                             10,400           243,256
Texas Instruments, Inc.                                                  6,700           164,954
                                                                                 ---------------
                                                                                         408,210
                                                                                 ---------------

SOFTWARE--5.2%
Microsoft Corp.                                                         13,800           368,598
Oracle Corp. *                                                          14,800           203,056
                                                                                 ---------------
                                                                                         571,654
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                         2,119,456
                                                                                 ---------------

TOTAL COMMON STOCKS
(Cost--$8,925,851)                                                                    10,176,714
                                                                                 ---------------

See Notes to Financial Statements.

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--3.5%
REPURCHASE AGREEMENT **--3.5%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $381,214
  (Cost--$381,152)                                                  $  381,152   $       381,152
                                                                                 ---------------
TOTAL INVESTMENTS--96.9%
(Cost--$9,307,003)                                                                    10,557,866
OTHER ASSETS LESS
  LIABILITIES--3.1%                                                                      342,312
                                                                                 ---------------
NET ASSETS--100.0%                                                               $    10,900,178
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     Of all the market surprises of 2004, perhaps none was greater than the low level of interest rates. Nearly all investors had predicted that rates would shoot higher in 2004, and that bonds would produce negative returns. Instead, long-term interest rates barely budged all year and bonds produced respectable returns.

     We believe that structural forces remain in place to maintain interest rates at relatively low levels for some time to come. The lack of any serious inflationary pressures on the market coupled with a risk-averse investor, should bode well for financial assets in general. Low rates boost equity valuations, allow bond investors to earn current income without loss of principal, and help lubricate the economy through their salutary effect on debt-burdened consumers and corporations. Our positive outlook for interest rates translates into positive outlooks for stocks and bonds alike.

     We distinguish however, between the Federal Reserve's "emergency" 1% interest rate regime and the environment we expect going forward. The "emergency" rate was an elixir for low quality companies, allowing many of the most debt-burdened corporations to escape bankruptcy, restructure their obligations and live on. During this regime, the stock market staged an erratic but powerful recovery. From the depths of the bear market in 2002, stocks surged in 2003 and moved fitfully higher in 2004. The recovery was powered by the smallest companies, and remarkably, by companies without current profits. The historical connection between stock prices and corporate profits was severed. Fundamentally driven investors, who depend on the historically reliable relationship between earnings and stock prices, generally underperformed over the last two years, producing positive, but below market returns.

     With the Fed policy reverting to "neutral", the long-standing correlation between earnings and stock prices is finally returning. Investors are once again rewarding earnings growth and positive earnings surprise. "Growth" stocks, which were wildly out of favor throughout the "emergency" period, are reviving. The equity market is, at long last normalizing. The post bubble period and the aberrant market activity it engendered may be near its end. A more normal market should unfold in 2005, one in which earnings and quality matter.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     The Roszel/Seneca Large Cap Growth Portfolio under-performed the benchmark Russell 1000 Growth Index for the year.

     The biggest contributors to the Portfolio's relative performance in 2004 were consumer staples stocks, led by Costco Corp. Since it was added to the Portfolio in the first quarter of 2004, the stock has consistently exceeded earnings and revenue expectations. The Portfolio's timely sale of Walmart, which was weak in the latter half of the year, also contributed to performance.

     Stock selection and a slightly higher allocation to energy stocks also helped relative performance. Diversified oilfield products and service provider Baker Hughes did well, benefiting from an increase in oil rigs, as well as its own internal cost-cutting measures.

     Information technology stocks were the biggest detractors to relative performance, with four of the Portfolio's top ten detractors coming from this sector. Semiconductor companies National Semiconductor and Intel Corp. detracted the most in what has been a very volatile year for this industry. We sold National Semiconductor after the company lowered its revenue and earnings outlook for fiscal 2005. We continue to hold Intel, however, believing that long-term fundamentals remain intact.

   Health care stocks also detracted from relative performance largely due to Merck and Pfizer. Merck lost 27% of its market cap after announcing the withdrawal of one of its biggest revenue generators, arthritis drug, Vioxx. No pharmaceutical company has ever voluntarily recalled a drug of this size and it negatively impacted the Portfolio's performance by 99 basis points. We sold both Merck and Pfizer. Merck, due to the potentially huge litigation risk, and Pfizer, because of its exposure to a similar arthritis drug.

     We strongly believe that it is no coincidence that the Portfolio's performance improved markedly in the 4th quarter of 2004, as signs that the earnings and price correlation had largely re-established itself became apparent. While the correlation has not reached historical norms of 90%, recent data suggests that it is nearly 70%, up from the zero correlation observed over the last couple of years.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, SENECA CAPITAL MANAGEMENT LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                            ROSZEL/SENECA
                            LARGE CAP GROWTH PORTFOLIO  S&P 500 INDEX RUSSELL  1000 GROWTH INDEX
  7/1/2002                                  $   10,000               $ 10,000           $ 10,000
12/31/2002                                  $    8,970               $  8,970           $  9,102
12/31/2003                                  $   11,338               $ 11,544           $ 11,811
12/31/2004                                  $   11,851               $ 12,800           $ 12,555

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/Seneca Large Cap Growth Portfolio                      4.53%          7.03%
S&P 500 Index                                                10.88%         10.38%
Russell 1000 Growth Index                                     6.30%          9.53%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Caremark Rx, Inc.                              4.0%
Amgen, Inc.                                    3.7
Viacom, Inc. (Class B)                         3.5
Dell, Inc.                                     3.5
Carnival Corp.                                 3.4
International Business
  Machines Corp.                               3.3
Stryker Corp.                                  3.2
EMC Corp.                                      3.2
Johnson & Johnson                              3.2
J.C. Penney Co., Inc.                          3.1
-----------------------------------      -------------
  Total                                       34.1%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Information Technology                        33.1%
Consumer Discretionary                        18.1
Health Care                                   16.4
Industrials                                   14.1
Consumer Staples                               8.2
Financials                                     5.0
Materials                                      4.6
Other#                                         0.5
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--99.5%
CONSUMER DISCRETIONARY--18.1%
HOTELS, RESTAURANTS & LEISURE--5.9%
Carnival Corp.                                                           2,440   $       140,618
Marriott International, Inc. (Class A)                                   1,690           106,436
                                                                                 ---------------
                                                                                         247,054
                                                                                 ---------------

MEDIA--3.5%
Viacom, Inc. (Class B)                                                   3,970           144,468
                                                                                 ---------------

MULTILINE RETAIL--5.8%
J.C. Penney Co., Inc.                                                    3,150           130,410
Target Corp.                                                             2,150           111,650
                                                                                 ---------------
                                                                                         242,060
                                                                                 ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--2.9%
Nike, Inc. (Class B)                                                     1,360           123,338
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                           756,920
                                                                                 ---------------

CONSUMER STAPLES--8.2%
FOOD & STAPLES RETAILING--2.6%
Costco Wholesale Corp.                                                   2,220           107,470
                                                                                 ---------------

PERSONAL PRODUCTS--5.6%
Estee Lauder Cos., Inc. (The)                                            2,430           111,221
Gillette Co. (The)                                                       2,710           121,354
                                                                                 ---------------
                                                                                         232,575
                                                                                 ---------------
  TOTAL CONSUMER STAPLES                                                                 340,045
                                                                                 ---------------

FINANCIALS--5.0%
DIVERSIFIED FINANCIAL SERVICES--2.6%
JPMorgan Chase & Co.                                                     2,750           107,278
                                                                                 ---------------

INSURANCE--2.4%
American International Group, Inc.                                       1,560           102,445
                                                                                 ---------------
  TOTAL FINANCIALS                                                                       209,723
                                                                                 ---------------

HEALTH CARE--16.4%
BIOTECHNOLOGY--3.6%
Amgen, Inc. *                                                            2,370           152,035
                                                                                 ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--3.2%
Stryker Corp.                                                            2,790           134,618
                                                                                 ---------------

HEALTH CARE PROVIDERS &
  SERVICES--6.4%
Caremark Rx, Inc. *                                                      4,220           166,394
UnitedHealth Group, Inc.                                                 1,120            98,594
                                                                                 ---------------
                                                                                         264,988
                                                                                 ---------------

PHARMACEUTICALS--3.2%
Johnson & Johnson                                                        2,080           131,914
                                                                                 ---------------
  TOTAL HEALTH CARE                                                                      683,555
                                                                                 ---------------

INDUSTRIALS--14.1%
AEROSPACE & DEFENSE--5.5%
L-3 Communications Holdings, Inc.                                        1,420           104,001
United Technologies Corp.                                                1,220           126,087
                                                                                 ---------------
                                                                                         230,088
                                                                                 ---------------

AIR FREIGHT & LOGISTICS--3.0%
FedEx Corp.                                                              1,250   $       123,112
                                                                                 ---------------

INDUSTRIAL CONGLOMERATES--5.6%
3M Co.                                                                   1,280           105,050
Tyco International Ltd.                                                  3,580           127,949
                                                                                 ---------------
                                                                                         232,999
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                      586,199
                                                                                 ---------------

INFORMATION TECHNOLOGY--33.1%
COMMUNICATIONS EQUIPMENT--8.1%
Cisco Systems, Inc. *                                                    5,440           104,992
Qualcomm, Inc.                                                           2,660           112,784
Telefonaktiebolaget LM Ericsson,
  ADR *                                                                  3,840           120,922
                                                                                 ---------------
                                                                                         338,698
                                                                                 ---------------

COMPUTERS & PERIPHERALS--9.9%
Dell, Inc. *                                                             3,410           143,697
EMC Corp. *                                                              9,000           133,830
International Business Machines
  Corp.                                                                  1,390           137,026
                                                                                 ---------------
                                                                                         414,553
                                                                                 ---------------

INTERNET SOFTWARE & SERVICES--2.9%
VeriSign, Inc. *                                                         3,560           119,331
                                                                                 ---------------

IT SERVICES--4.9%
Alliance Data Systems Corp. *                                            2,000            94,960
Automatic Data Processing, Inc.                                          2,480           109,988
                                                                                 ---------------
                                                                                         204,948
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--4.7%
Applied Materials, Inc. *                                                5,020            85,842
Intel Corp.                                                              4,690           109,699
                                                                                 ---------------
                                                                                         195,541
                                                                                 ---------------

SOFTWARE--2.6%
Adobe Systems, Inc.                                                      1,690           106,031
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                         1,379,102
                                                                                 ---------------

MATERIALS--4.6%
CHEMICALS--2.6%
Dow Chemical Co. (The)                                                   2,200           108,922
                                                                                 ---------------

PAPER & FOREST PRODUCTS--2.0%
Georgia-Pacific Corp.                                                    2,210            82,831
                                                                                 ---------------
  TOTAL MATERIALS                                                                        191,753
                                                                                 ---------------
TOTAL COMMON STOCKS
(Cost--$3,677,536)                                                                     4,147,297
                                                                                 ---------------

See Notes to Financial Statements.

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--0.2%
REPURCHASE AGREEMENT **--0.2%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $8,568
  (Cost--$8,567)                                                    $    8,567   $         8,567
                                                                                 ---------------
TOTAL INVESTMENTS--99.7%
(Cost--$3,686,103)                                                                     4,155,864
OTHER ASSETS LESS
  LIABILITIES--0.3%                                                                       14,123
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     4,169,987
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     As 2004 began, we were celebrating the strong economic bounce seen through the last three quarters of 2003. Corporate earnings surged as business spending picked up, operating efficiencies kicked in, and the U.S. dollar weakened. As 2004 progressed, it became increasingly clear that the earnings power was sustainable and the upswing of the economic cycle was intact.

     During the second quarter, the chairs on the deck began to shift. Investors became increasingly concerned about the prospects for inflation as energy prices began to rise. The fear was that there would not be enough gasoline for the heavy summer driving season. Along with the energy-induced inflation concerns, there were concerns that raw material prices were going to soar for the remainder of the business cycle.

     However, the end of the summer brought some relief. It turns out that there was plenty of gasoline for the summer driving season despite competition for gasoline from China (the real shortage had to do with refinery capacity not geared to handle the higher mix of sour crude - but that is another story).

     As the third quarter ended, it was clear that corporate earnings were still strong, although the rate of growth was decelerating. Inflation seemed benign. Energy prices, however, remained a problem as fears began to rise that there would not be enough heating oil for the upcoming winter season. Some signals from OPEC and some cold weather sent oil prices above $50. The bond market backed up somewhat, but well below previous 2004 highs as some inflationary fears returned.

     The election in November cleared the way of the uncertainties. Pro-market Bush was back. Investors were encouraged that his market-favorable policies would be continued and new ones enacted. In addition, the fears and concerns about energy prices faded as crude and heating oil inventories rose to normal levels. Investors refocused on corporate earnings. They found that they were good. Through the end of the year, the economy grew moderately without meaningful inflation. The bond market was satisfied. Equity investors were satisfied. The result was double-digit gains for the pockets of most investors.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     The best performing sector from a stock selection basis in the Roszel/Valenzuela Mid Cap Value Portfolio was industrials, at an overweighted position. J.B. Hunt Transport Services, Inc. and L-3 Communications Holdings, Inc. were the two leading positions. J.B. Hunt, a transportation services and logistics company, announced in July that its second quarter profit nearly doubled as a result of excellent performance from its trucking segment. L-3, which makes communication equipment and aviation products, posted good third quarter results, citing increases in sales, operating income, and earnings per share. Stock selection was positive in health care, where Covance, Inc. was the top performer. The comprehensive drug development service company reported growth of 26% in earnings for the third quarter ended September 30, 2004. Black & Decker Corp. was the top contributor in the consumer discretionary sector (as well as in the entire Portfolio), as the company reported a 51% spike in third quarter earnings based on strong demand in its Dewalt and Price Pfister brands. Other winners for the year included Doral Financial Corp., a Puerto Rico-based mortgage lender in the financials sector, and Diamond Offshore Drilling, Inc.

     The Portfolio benefited from overweighting industrials and consumer discretionary stocks, as these outperformed in the Russell Midcap Value benchmark. Likewise, underweighting telecommunication services (no exposure throughout the year) as well as energy was beneficial.

     The underperformance in the information technology stocks was essentially the result of a correction that occurred across the industry in semi conductors, semiconductor capital equipment, and electronics manufacturing services sectors, which were in the midst of a mid-cycle correction. We purchased the stocks at their historic lows, both on a valuation and on a absolute price basis in the third quarter of 2002 and accumulated them throughout 2003 (with over 100% appreciation). Most of the names, particularly semiconductor manufacturers and software companies, corrected approximately 50% off the peaks seen in January. There are two schools of thought regarding technology issues: one subscribes to the thesis that we are witnessing a roll over (end of the cycle); the second is that this is a mid-cycle correction. We believe the latter thesis, and saw evidence of this, as many information technology issues rallied off their lows in the fourth quarter.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, VALENZUELA CAPITAL PARTNERS LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                        ROSZEL/VALENZUELA
                        MID CAP VALUE PORTFOLIO  S&P 500 INDEX  RUSSELL MIDCAP VALUE INDEX
  7/1/2002                            $  10,000      $  10,000                   $  10,000
12/31/2002                            $   7,960      $   8,970                   $   8,783
12/31/2003                            $  10,549      $  11,544                   $  12,128
12/31/2004                            $  11,643      $  12,800                   $  15,004

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/Valenzuela Mid Cap Value Portfolio                    10.37%          6.27%
S&P 500 Index                                                10.88%         10.38%
Russell Midcap Value Index                                   23.71%         17.62%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
FPL Group, Inc.                                3.1%
Praxair, Inc.                                  2.9
Comerica, Inc.                                 2.8
SAFECO Corp.                                   2.8
Doral Financial Corp.                          2.8
Ruby Tuesday, Inc.                             2.7
State Street Corp.                             2.7
Manpower, Inc.                                 2.7
MBNA Corp.                                     2.6
Affiliated Managers Group                      2.6
-----------------------------------      -------------
  Total                                       27.7%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Financials                                    30.4%
Consumer Discretionary                        18.1
Industrials                                   15.0
Materials                                      9.3
Utilities                                      7.2
Health Care                                    6.9
Information Technology                         5.6
Energy                                         3.9
Other#                                         3.6
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--96.4%
CONSUMER DISCRETIONARY--18.1%
AUTO COMPONENTS--2.0%
Lear Corp.                                                               1,370   $        83,584
                                                                                 ---------------

HOTELS, RESTAURANTS & LEISURE--2.7%
Ruby Tuesday, Inc.                                                       4,320           112,666
                                                                                 ---------------

HOUSEHOLD DURABLES--4.1%
Black & Decker Corp.                                                     1,030            90,980
Hovnanian Enterprises,
  Inc., (Class A) *                                                      1,600            79,232
                                                                                 ---------------
                                                                                         170,212
                                                                                 ---------------

MEDIA--2.3%
Mediacom Communications
  Corp. (Class A) *                                                     14,900            93,125
                                                                                 ---------------

SPECIALTY RETAIL--4.5%
Ross Stores, Inc.                                                        3,300            95,271
Staples, Inc.                                                            2,630            88,657
                                                                                 ---------------
                                                                                         183,928
                                                                                 ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--2.5%
Columbia Sportswear Co. *                                                1,700           101,337
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                           744,852
                                                                                 ---------------

ENERGY--3.9%
ENERGY EQUIPMENT & SERVICES--2.7%
Diamond Offshore Drilling                                                1,300            52,065
Nabors Industries Ltd. *                                                 1,160            59,496
                                                                                 ---------------
                                                                                         111,561
                                                                                 ---------------

OIL & GAS--1.2%
Pioneer Natural Resources Co.                                            1,365            47,911
                                                                                 ---------------
  TOTAL ENERGY                                                                           159,472
                                                                                 ---------------

FINANCIALS--30.4%
CAPITAL MARKETS--11.2%
Affiliated Managers Group *                                              1,600           108,384
Knight Trading Group, Inc.
   (Class A) *                                                           4,000            43,800
Legg Mason, Inc.                                                         1,392           101,978
Lehman Brothers Holdings, Inc.                                           1,110            97,103
State Street Corp.                                                       2,240           110,029
                                                                                 ---------------
                                                                                         461,294
                                                                                 ---------------

COMMERCIAL BANKS--7.2%
Comerica, Inc.                                                           1,900           115,938
Compass Bancshares, Inc.                                                 1,760            85,659
UnionBanCal Corp.                                                        1,500            96,720
                                                                                 ---------------
                                                                                         298,317
                                                                                 ---------------

CONSUMER FINANCE--2.6%
MBNA Corp.                                                               3,870           109,095
                                                                                 ---------------

INSURANCE--4.1%
Everest Re Group Ltd.                                                      600            53,736
SAFECO Corp.                                                             2,200           114,928
                                                                                 ---------------
                                                                                         168,664
                                                                                 ---------------

THRIFTS & MORTGAGE FINANCE--5.3%
Doral Financial Corp.                                                    2,325   $       114,506
Sovereign Bancorp, Inc.                                                  4,600           103,730
                                                                                 ---------------
                                                                                         218,236
                                                                                 ---------------
  TOTAL FINANCIALS                                                                     1,255,606
                                                                                 ---------------

HEALTH CARE--6.9%
HEALTH CARE PROVIDERS &
  SERVICES--6.9%
Community Health Systems, Inc. *                                         3,700           103,156
Covance, Inc. *                                                          2,520            97,650
Omnicare, Inc.                                                           2,400            83,088
                                                                                 ---------------
  TOTAL HEALTH CARE                                                                      283,894
                                                                                 ---------------

INDUSTRIALS--15.0%
AEROSPACE & DEFENSE--4.0%
L-3 Communications Holdings, Inc.                                        1,150            84,226
Precision Castparts Corp.                                                1,200            78,816
                                                                                 ---------------
                                                                                         163,042
                                                                                 ---------------

AIR FREIGHT & LOGISTICS--1.9%
J.B. Hunt Transport Services, Inc.                                       1,750            78,488
                                                                                 ---------------

COMMERCIAL SERVICES &
  SUPPLIES--2.6%
Manpower, Inc.                                                           2,265           109,399
                                                                                 ---------------

MACHINERY--4.4%
Danaher Corp.                                                            1,770           101,616
Parker Hannifin Corp.                                                    1,050            79,527
                                                                                 ---------------
                                                                                         181,143
                                                                                 ---------------

TRADING COMPANIES &
  DISTRIBUTORS--2.1%
Hughes Supply, Inc.                                                      2,640            85,404
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                      617,476
                                                                                 ---------------

INFORMATION TECHNOLOGY--5.6%
IT SERVICES--1.3%
Computer Sciences Corp. *                                                1,000            56,370
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--4.3%
Brooks Automation, Inc. *                                                4,360            75,079
MEMC Electronic Materials, Inc. *                                        4,100            54,325
National Semiconductor Corp.                                             2,600            46,670
                                                                                 ---------------
                                                                                         176,074
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                           232,444
                                                                                 ---------------

MATERIALS--9.3%
CHEMICALS--5.3%
PPG Industries, Inc.                                                     1,450            98,832
Praxair, Inc.                                                            2,680           118,322
                                                                                 ---------------
                                                                                         217,154
                                                                                 ---------------

CONTAINERS & PACKAGING--2.4%
Sealed Air Corp. *                                                       1,900           101,213
                                                                                 ---------------

PAPER & FOREST PRODUCTS--1.6%
Pope & Talbot, Inc.                                                      3,870            66,216
                                                                                 ---------------
  TOTAL MATERIALS                                                                        384,583
                                                                                 ---------------

See Notes to Financial Statements.

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
UTILITIES--7.2%
ELECTRIC UTILITIES--7.2%
FirstEnergy Corp.                                                        2,700   $       106,677
FPL Group, Inc.                                                          1,700           127,075
PPL Corp.                                                                1,200            63,936
                                                                                 ---------------
  TOTAL UTILITIES                                                                        297,688
                                                                                 ---------------

TOTAL COMMON STOCKS
(Cost--$3,094,623)                                                                     3,976,015
                                                                                 ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--5.6%
REPURCHASE AGREEMENT **--5.6%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $229,776
  (Cost--$229,738)                                                  $  229,738   $       229,738
                                                                                 ---------------
TOTAL INVESTMENTS--102.0%
(Cost--$3,324,361)                                                                     4,205,753
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(2.0)%                                                                         (84,443)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     4,121,310
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     Of all the market surprises of 2004, perhaps none was greater than the low level of interest rates. Nearly all investors had predicted that rates would shoot higher in 2004, and that bonds would produce negative returns. Instead, long-term interest rates barely budged all year and bonds produced respectable returns.

     We believe that structural forces remain in place to maintain interest rates at relatively low levels for some time to come. The lack of any serious inflationary pressures on the market coupled with a risk-averse investor, should bode well for financial assets in general. Low rates boost equity valuations, allow bond investors to earn current income without loss of principal, and help lubricate the economy, through their salutary effect on debt-burdened consumers and corporations. Our positive outlook for interest rates translates into positive outlooks for stocks and bonds alike.

     We distinguish however, between the Federal Reserve's "emergency" 1% interest rate regime and the environment we expect going forward. The "emergency" rate was an elixir for low quality companies, allowing many of the most debt-burdened corporations to escape bankruptcy, restructure their obligations and live on. During this regime, the stock market staged an erratic but powerful recovery. From the depths of the bear market in 2002, stocks surged in 2003 and moved fitfully higher in 2004. The recovery was powered by the smallest companies, and remarkably, by companies without current profits. The historical connection between stock prices and corporate profits was severed. Fundamentally driven investors, who depend on the historically reliable relationship between earnings and stock prices, generally underperformed over the last two years, producing positive, but below market returns.

     With the Fed policy reverting to "neutral", the long-standing correlation between earnings and stock prices is finally returning. Investors are once again rewarding earnings growth and positive earnings surprise. "Growth" stocks, which were wildly out of favor throughout the "emergency" period, are reviving. The equity market is, at long last normalizing. The post bubble period and the aberrant market activity it engendered may be near its end. A more normal market should unfold in 2005, one in which earnings and quality matter.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     The Roszel/Seneca Mid Cap Growth Portfolio under-performed the benchmark Russell Midcap Growth Index for the year.

     The biggest contribution to relative performance in 2004 came from the Portfolio's material holdings. Lyondell Chemical is benefiting from robust demand and pricing for chemicals, as well as its strategic acquisition of Millenium Chemicals.

     Financial stocks also contributed to relative performance. Chicago Mercantile Corp led the group, benefiting from the huge upsurge in futures trading. We sold the stock at the end of the year on valuation. The Portfolio's timely sale of New York Community Bancorp also helped performance.

     Consumer discretionary stocks were the biggest detractors to relative performance. While the Portfolio's stocks had a positive return, they failed to keep up with the Index's sector return. The best performing stock in the Index was Starbucks, which we had owned in the Portfolio earlier in the year, but sold due to valuation. Additionally the Portfolio's exposure to media companies, which were weak throughout the year, also detracted from performance.

     Industrial stocks hurt performance largely due to Career Education Corp., which has lost ground after an informal SEC inquiry was made formal. We sold the stock but were unable to avoid some of the downside.

     We strongly believe that it is no coincidence that the Portfolio's performance improved markedly in the 4th quarter of 2004, as signs that the earnings and price correlation had largely re-established itself became apparent. While the correlation has not reached historical norms of 90%, recent data suggests that it is nearly 70%, up from the zero correlation observed over the last couple of years.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, SENECA CAPITAL MANAGEMENT LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                       ROSZEL/SENECA
                       MID CAP GROWTH PORTFOLIO  S&P 500 INDEX   RUSSELL MIDCAP GROWTH INDEX
  7/1/2002                            $  10,000      $  10,000                     $  10,000
12/31/2002                            $   8,610      $   8,970                     $   9,040
12/31/2003                            $  11,221      $  11,544                     $  12,902
12/31/2004                            $  11,931      $  12,800                     $  14,900

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/Seneca Mid Cap Growth Portfolio                        6.33%          7.31%
S&P 500 Index                                                10.88%         10.38%
Russell Midcap Growth Index                                  15.48%         17.29%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Kinetic Concepts, Inc.                         4.1%
Alliance Data Systems Corp.                    3.8
Juniper Networks, Inc.                         3.7
Global Payments, Inc.                          3.6
VeriSign, Inc.                                 3.5
Coach, Inc.                                    3.5
L-3 Communications Holdings, Inc.              3 5
Lyondell Chemical Co.                          3.1
Lexmark International, Inc.,
  (Class A)                                    3.1
Chico's FAS, Inc.                              3.1
-----------------------------------      -------------
  Total                                       35.0%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Consumer Discretionary                        30.0%
Information Technology                        29.5
Health Care                                   15.1
Materials                                      8.4
Industrials                                    6.1
Consumer Staples                               2.9
Telecommunication Services                     2.8
Financials                                     2.7
Energy                                         2.1
Other#                                         0.4
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--99.6%
CONSUMER DISCRETIONARY--30.0%
HOTELS, RESTAURANTS &
  LEISURE--10.8%
Darden Restaurants, Inc.                                                 2,940   $        81,556
International Game Technology                                            2,450            84,231
Marriott International, Inc. (Class A)                                   1,540            96,989
Station Casinos, Inc.                                                    1,760            96,237
                                                                                 ---------------
                                                                                         359,013
                                                                                 ---------------

MEDIA--2.9%
DreamWorks Animation SKG, Inc.
  (Class A) *                                                            2,560            96,026
                                                                                 ---------------

SPECIALTY RETAIL--12.8%
Bed Bath & Beyond, Inc. *                                                1,890            75,279
Chico's FAS, Inc. *                                                      2,250           102,442
RadioShack Corp.                                                         1,800            59,184
Staples, Inc.                                                            2,680            90,343
Williams-Sonoma, Inc. *                                                  2,840            99,513
                                                                                 ---------------
                                                                                         426,761
                                                                                 ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--3.5%
Coach, Inc. *                                                            2,060           116,184
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                           997,984
                                                                                 ---------------

CONSUMER STAPLES--2.9%
PERSONAL PRODUCTS--2.9%
Estee Lauder Cos., Inc. (The)                                            2,100            96,117
                                                                                 ---------------

ENERGY--2.1%
ENERGY EQUIPMENT & SERVICES--2.1%
BJ Services Co.                                                          1,510            70,275
                                                                                 ---------------

FINANCIALS--2.7%
THRIFTS & MORTGAGE FINANCE--2.7%
MGIC Investment Corp.                                                    1,330            91,650
                                                                                 ---------------

HEALTH CARE--15.1%
BIOTECHNOLOGY--2.9%
Genzyme Corp. *                                                          1,640            95,235
                                                                                 ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--4.1%
Kinetic Concepts, Inc. *                                                 1,800           137,340
                                                                                 ---------------

HEALTH CARE PROVIDERS &
  SERVICES--5.1%
Caremark Rx, Inc. *                                                      2,550           100,546
Triad Hospitals, Inc. *                                                  1,850            68,839
                                                                                 ---------------
                                                                                         169,385
                                                                                 ---------------

PHARMACEUTICALS--3.0%
Sepracor, Inc. *                                                         1,670            99,148
                                                                                 ---------------
  TOTAL HEALTH CARE                                                                      501,108
                                                                                 ---------------

INDUSTRIALS--6.1%
AEROSPACE & DEFENSE--3.5%
L-3 Communications Holdings, Inc.                                        1,570   $       114,987
                                                                                 ---------------

TRADING COMPANIES &
  DISTRIBUTORS--2.6%
W.W. Grainger, Inc.                                                      1,320            87,938
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                      202,925
                                                                                 ---------------

INFORMATION TECHNOLOGY--29.5%
COMMUNICATIONS EQUIPMENT--5.7%
Comverse Technology, Inc. *                                              2,840            69,438
Juniper Networks, Inc. *                                                 4,470           121,539
                                                                                 ---------------
                                                                                         190,977
                                                                                 ---------------

COMPUTERS & PERIPHERALS--3.1%
Lexmark International, Inc.,
  (Class A) *                                                            1,220           103,700
                                                                                 ---------------

ELECTRONIC EQUIPMENT &
  INSTRUMENTS--2.6%
Jabil Circuit, Inc. *                                                    3,310            84,670
                                                                                 ---------------

INTERNET SOFTWARE & SERVICES--3.5%
VeriSign, Inc. *                                                         3,500           117,320
                                                                                 ---------------

IT SERVICES--7.4%
Alliance Data Systems Corp. *                                            2,650           125,822
Global Payments, Inc.                                                    2,030           118,836
                                                                                 ---------------
                                                                                         244,658
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--4.2%
KLA-Tencor Corp. *                                                       1,440            67,075
Microchip Technology, Inc.                                               2,720            72,515
                                                                                 ---------------
                                                                                         139,590
                                                                                 ---------------

SOFTWARE--3.0%
Adobe Systems, Inc.                                                      1,590            99,757
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                           980,672
                                                                                 ---------------

MATERIALS--8.4%
CHEMICALS--5.7%
Lyondell Chemical Co.                                                    3,610           104,401
Rohm & Haas Co.                                                          1,940            85,806
                                                                                 ---------------
                                                                                         190,207
                                                                                 ---------------

PAPER & FOREST PRODUCTS--2.7%
Georgia-Pacific Corp.                                                    2,390            89,577
                                                                                 ---------------
  TOTAL MATERIALS                                                                        279,784
                                                                                 ---------------

TELECOMMUNICATION SERVICES--2.8%
WIRELESS TELECOMMUNICATION
  SERVICES--2.8%
Nextel Partners, Inc. (Class A) *                                        4,690            91,643
                                                                                 ---------------

TOTAL COMMON STOCKS
(Cost--$2,782,637)                                                                     3,312,158
                                                                                 ---------------

See Notes to Financial Statements.

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--1.3%
REPURCHASE AGREEMENT **--1.3%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $44,282
  (Cost--$44,275)                                                   $   44,275   $        44,275
                                                                                 ---------------
TOTAL INVESTMENTS--100.9%
(Cost--$2,826,912)                                                                     3,356,433
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(0.9)%                                                                         (30,273)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     3,326,160
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     Throughout 2004 investors seemed to focus on the nuances of almost every economic release to determine if the economy would slide back into recession. Looking back at 2004, however, it was a pretty good year for the economy. Economic growth was near 4%, corporate profits grew 20%, and there was an increase in employment of approximately two million with the unemployment rate dropping from 5.9% to 5.4%. While the stock market had strongly positive returns in the first half, it struggled during the summer months reflecting concern about tightening Federal Reserve policy, the impact of sharply higher oil prices and the likely outcome of U.S. elections. The market was also mulling over the potential for a sharp rise in risk premiums, if a terrorist event disrupted the U.S. elections. With the end of the election uncertainty and a decline in crude oil prices, the stock market rallied strongly in the fourth quarter. For the sixth year, small cap stocks outperformed large cap stocks despite the Federal Reserve raising interest rates five times since June of 2004.

     Last year, we believed the critical question for investors was when will the liquidity driven bull market end. The answer is sooner rather than later. The Federal Reserve is intent on pushing short term interest rates higher. Monetary policy, however, is still stimulative as reflected in the still relatively steep yield curve and very narrow credit spreads. This remains an environment in which small cap stocks tend to thrive on an absolute as well as a relative basis. While the valuation gap which so favored small and value versus large and growth stocks has largely closed, we continue to believe that value could outperform growth in a rising interest rate environment as growth stocks should suffer more from price/earnings ratio compression. While small cap value stocks do not offer the compelling valuations available in 2000, we are still finding stocks that appear to be mispriced and offer potential capital appreciation.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     In 2003, the small cap market was characterized as highly speculative with micro cap stocks outperforming dramatically. In the small cap world of 2004, the best returns were accorded to the cheapest stocks with neither the largest nor the smallest capitalization stocks of the Russell 2000 Index outperforming. Small cap value stocks beat small cap growth returns as well as those of large cap growth and value stocks. While small cap value stocks have won the total return derby for several years, we continue to believe that a steeper than normal yield curve and very tight corporate bond spreads should continue to provide an accommodative environment for small cap value stocks.

     The 2004 return of the Roszel/NWQ Small Cap Value Portfolio significantly exceeded the return of the Russell 2000 and 2000 Value benchmarks. The largest positive contribution to performance in 2004 was generated by the following positions: Aleris Int'l (formerly IMCO Recyling), Sauer-Danfoss, Southwestern Energy, and Stolt Offshore. Other positions with substantial capital appreciation included Denbury, Georgia Gulf, Gibraltar, PMA, Polyone and Tom Brown. From a sector perspective, the Portfolio's overweight in energy and raw materials contributed significantly to the Portfolio's positive returns. The most negative returns in the Portfolio were generated by information technology stocks, which were equal weighted relative to the benchmark. We continue to believe the Portfolio's holdings in this sector are under valued. While sector weightings have not changed dramatically in 2004, the Portfolio's weighting in financials stocks has continued to drift lower reflecting somewhat rich valuations, and the Portfolio's weighting in capital goods has risen reflecting improved risk/reward potential. During the year, a number of positions were trimmed or eliminated primarily due to substantial price appreciation. In particular, the following positions were eliminated: Americredit, Financial Federal, Friedman Billings, Remington Oil and Gas, Tom Brown (acquired), Roper, Signature Bank, and Triad Guaranty. New positions included Beacon Roofing, Buckeye Technologies, General Cable, Glatfelter and Marten Transportation. NWQ remains dedicated to the search for stocks with limited downside and significant capital appreciation potential. We remain optimistic on the prospects for small cap value stocks in 2005.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, NWQ INVESTMENT MANAGEMENT COMPANY, LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                             ROSZEL/NWQ
                             SMALL CAP VALUE PORTFOLIO  S&P 500 INDEX   RUSSELL 2000 VALUE INDEX
  7/1/2002                                  $   10,000     $   10,000                 $   10,000
12/31/2002                                  $    7,740     $    8,970                 $    8,257
12/31/2003                                  $   11,860     $   11,544                 $   12,059
12/31/2004                                  $   15,377     $   12,800                 $   14,742

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/NWQ Small Cap Value Portfolio                         29.65%         18.77%
S&P 500 Index                                                10.88%         10.38%
Russell 2000 Value Index                                     22.25%         16.79%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Sauer-Danfoss, Inc.                            5.2%
Stolt Offshore SA, ADR                         4.6
Griffon Corp.                                  4.2
Gibraltar Industries, Inc.                     4.1
Sappi, Ltd., ADR                               3.8
Kennametal, Inc.                               3.7
Del Monte Foods Co.                            3.4
Mattson Technology, Inc.                       3.2
Range Resources Corp.                          3.2
Casey's General Stores, Inc.                   3.2
-----------------------------------      -------------
  Total                                       38.6%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Industrials                                   21.4%
Financials                                    20.3
Materials                                     20.0
Energy                                        11.9
Information Technology                        10.2
Consumer Discretionary                        10.0
Consumer Staples                               6.6
Other#                                        (0.4)
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--100.4%
CONSUMER DISCRETIONARY--10.0%
AUTO COMPONENTS--6.9%
Commercial Vehicle Group, Inc. *                                         4,800   $       104,784
Sauer-Danfoss, Inc.                                                     14,800           322,788
                                                                                 ---------------
                                                                                         427,572
                                                                                 ---------------

DISTRIBUTORS--0.5%
Beacon Roofing Supply, Inc. *                                            1,400            27,804
                                                                                 ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--2.6%
Quaker Fabric Corp.                                                     28,700           160,720
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                           616,096
                                                                                 ---------------

CONSUMER STAPLES--6.6%
FOOD & STAPLES RETAILING--3.2%
Casey's General Stores, Inc.                                            10,900           197,835
                                                                                 ---------------

FOOD PRODUCTS--3.4%
Del Monte Foods Co. *                                                   19,100           210,482
                                                                                 ---------------
  TOTAL CONSUMER STAPLES                                                                 408,317
                                                                                 ---------------

ENERGY--11.9%
ENERGY EQUIPMENT & SERVICES--6.2%
Stolt Offshore SA, ADR *                                                43,677           283,900
TODCO, (Class A) *                                                       5,300            97,626
                                                                                 ---------------
                                                                                         381,526
                                                                                 ---------------

OIL & GAS--5.7%
Denbury Resources, Inc. *                                                3,500            96,075
Range Resources Corp.                                                    9,700           198,462
Southwestern Energy Co. *                                                1,200            60,828
                                                                                 ---------------
                                                                                         355,365
                                                                                 ---------------
  TOTAL ENERGY                                                                           736,891
                                                                                 ---------------

FINANCIALS--20.3%
DIVERSIFIED FINANCIAL SERVICES--1.5%
Bancorp, Inc. (The) *                                                    5,750            92,000
                                                                                 ---------------

INSURANCE--1.5%
PMA Capital Corp. (Class A) *                                            9,100            94,185
                                                                                 ---------------

REAL ESTATE--9.3%
Anthracite Capital, Inc.                                                 7,300            90,228
HomeBanc Corp.                                                          11,000           106,480
New York Mortgage Trust, Inc.                                           13,100           146,720
RAIT Investment Trust                                                    2,170            60,695
Saxon Capital, Inc.                                                      2,500            59,975
Sunset Financial Resources, Inc.                                        10,700           111,387
                                                                                 ---------------
                                                                                         575,485
                                                                                 ---------------

THRIFTS & MORTGAGE FINANCE--8.0%
Franklin Bank Corp. *                                                    4,700            85,775
Gibraltar Industries, Inc.                                              10,800           255,096
IndyMac Bancorp, Inc.                                                    4,400           151,580
                                                                                 ---------------
                                                                                         492,451
                                                                                 ---------------
  TOTAL FINANCIALS                                                                     1,254,121
                                                                                 ---------------

INDUSTRIALS--21.4%
BUILDING PRODUCTS--5.7%
Griffon Corp. *                                                          9,600   $       259,200
York International Corp.                                                 2,800            96,712
                                                                                 ---------------
                                                                                         355,912
                                                                                 ---------------

COMMERCIAL SERVICES &
  SUPPLIES--1.6%
Ritchie Bros. Auctioneers, Inc.                                          3,000            99,180
                                                                                 ---------------

CONSTRUCTION & ENGINEERING--2.6%
Chicago Bridge & Iron Co. NV
  (NY Registered Shares)                                                 4,100           164,000
                                                                                 ---------------

ELECTRICAL EQUIPMENT--1.4%
General Cable Corp. *                                                    6,200            85,870
                                                                                 ---------------

INDUSTRIAL CONGLOMERATES--2.9%
Aleris International, Inc. *                                            10,600           179,352
                                                                                 ---------------

MACHINERY--5.4%
Kennametal, Inc.                                                         4,600           228,942
Reliance Steel & Aluminum Co.                                            2,700           105,192
                                                                                 ---------------
                                                                                         334,134
                                                                                 ---------------

ROAD & RAIL--1.8%
Marten Transport Ltd. *                                                  4,800           109,104
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                    1,327,552
                                                                                 ---------------

INFORMATION TECHNOLOGY--10.2%
COMPUTERS & PERIPHERALS--5.5%
Maxtor Corp. *                                                          27,000           143,100
Quantum Corp. *                                                         75,500           197,810
                                                                                 ---------------
                                                                                         340,910
                                                                                 ---------------

ELECTRONIC EQUIPMENT &
  INSTRUMENTS--1.5%
Excel Technology, Inc. *                                                 3,500            91,000
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--3.2%
Mattson Technology, Inc. *                                              17,800           200,428
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                           632,338
                                                                                 ---------------

MATERIALS--20.0%
CHEMICALS--4.5%
Agrium, Inc.                                                             8,600           144,910
Georgia Gulf Corp.                                                       1,400            69,720
PolyOne Corp. *                                                          7,117            64,480
                                                                                 ---------------
                                                                                         279,110
                                                                                 ---------------

CONTAINERS & PACKAGING--2.7%
Packaging Corp. of America                                               3,600            84,780
Smurfit-Stone Container Corp. *                                          4,370            81,632
                                                                                 ---------------
                                                                                         166,412
                                                                                 ---------------

METALS & MINING--3.6%
Arch Coal, Inc.                                                          1,700            60,418
Century Aluminum Co. *                                                   6,200           162,812
                                                                                 ---------------
                                                                                         223,230
                                                                                 ---------------

See Notes to Financial Statements.

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
PAPER & FOREST PRODUCTS--9.2%
Buckeye Technologies, Inc. *                                             8,600   $       111,886
Glatfelter                                                               4,800            73,344
Sappi, Ltd., ADR                                                        16,400           237,800
Wausau-Mosinee Paper Corp.                                               8,134           145,273
                                                                                 ---------------
                                                                                         568,303
                                                                                 ---------------
  TOTAL MATERIALS                                                                      1,237,055
                                                                                 ---------------

TOTAL COMMON STOCKS
(Cost--$4,514,490)                                                                     6,212,370
                                                                                 ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--6.3%
REPURCHASE AGREEMENT **--6.3%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $386,586
  (Cost--$386,523)                                                  $  386,523   $       386,523
                                                                                 ---------------
TOTAL INVESTMENTS--106.7%
(Cost--$4,901,013)                                                                     6,598,893
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(6.7)%                                                                        (411,916)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     6,186,977
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     Stocks posted gains for the second straight year in 2004, as the overall economic rebound continued. Inflation fears and higher energy prices caused concern during the middle of the period, but an easing in energy prices as well as a definitive conclusion to the year's political battles brought about a strong year-end rally. Value stocks clearly outpaced growth-oriented issues as the Russell 2500 Value Index was up almost 22% as compared to the Russell 2500 Growth Index's 15% gain. Most individual sectors posted gains for the period with the information technology sector being the notable exception as many companies in this sector reduced earnings expectations during the latter half of the year.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     The Roszel/Delaware Small-Mid Cap Growth Portfolio also finished the year with strong gains, but relative performance fell behind that of the benchmark Russell 2500 Growth Index. The Portfolio's sub-par relative performance was largely due to poor stock selection in the technology, financials and health care sectors as well as a relative underweight in the energy and basic industry/capital goods sectors. Positive performance in consumer and business services sectors helped to offset these factors.

     Among individual names, Coach was the biggest positive contributor to performance as it continued to deliver strong earnings and sales growth. Resources Connection was also up significantly after posting strong earnings largely as a result of increased work related to Sarbanes-Oxley. Travel-related firms also did well during the year with Wynn Resorts and Four Seasons each delivering strong returns.

     Those firms that did not live up to expectations for earnings and sales growth were hard hit during the year. Conexant Systems, CTI Molecular Imaging and Krispy Kreme were three of the worst performing stocks in the Portfolio as each delivered poor earnings reports during the year. We exited from all three of these names.

     For the coming year, we foresee a continuation of the current environment in which those companies that are able to deliver strong earnings and sales growth are rewarded while those companies that fall short of expectations will be penalized. After two strong years, it is doubtful that there will be any universal positive catalysts that would lead to exorbitant returns for all stocks. The potential for negative surprises exists, however, as interest rates, energy prices and geopolitical concerns all have the potential to dampen stock prices. In this environment, we will continue to seek out and hold onto those companies that have established market leadership and which we feel will be able to post superior earnings and sales growth.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, DELAWARE MANAGEMENT COMPANY.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                                   RUSSELL 2500                   ROSZEL/DELAWARE SMALL-MID CAP
                                   GROWTH INDEX    S&P 500 INDEX  GROWTH PORTFOLIO
  7/1/2002                            $  10,000        $  10,000                      $  10,000
12/31/2002                            $   8,764        $   8,970                      $   7,620
12/31/2003                            $  12,823        $  11,544                      $  10,383
12/31/2004                            $  14,693        $  12,800                      $  11,703

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/Delaware Small-Mid Cap Growth Portfolio               12.72%          6.49%
S&P 500 Index                                                10.88%         10.38%
Russell 2500 Growth Index                                    14.59%         16.64%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Coach, Inc.                                    3.9%
Wynn Resorts Ltd.                              3.5
PETsMART, Inc.                                 3.0
United Therapeutics Corp.                      2.6
Getty Images, Inc.                             2.6
PartnerRe, Ltd.                                2.3
Mettler Toledo International, Inc.             2.2
Resources Connection, Inc.                     2.2
Nektar Therapeutics, Inc.                      2.2
UTI Worldwide, Inc.                            2.2
-----------------------------------      -------------
  Total                                       26.7%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Consumer Discretionary                        23.8%
Health Care                                   23.6
Information Technology                        21.2
Financials                                    13.7
Industrials                                   12.6
Consumer Staples                               0.8
Other#                                         4.3
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--95.7%
CONSUMER DISCRETIONARY--23.8%
AUTO COMPONENTS--1.8%
Gentex Corp.                                                             1,700   $        62,934
                                                                                 ---------------

HOTELS, RESTAURANTS & LEISURE--8.1%
Cheesecake Factory, Inc. (The) *                                         2,250            73,058
Four Seasons Hotels, Inc.                                                  500            40,895
Kerzner International Ltd. *                                               400            24,020
P.F. Chang's China Bistro, Inc. *                                          400            22,540
Wynn Resorts Ltd. *                                                      1,800           120,456
                                                                                 ---------------
                                                                                         280,969
                                                                                 ---------------

MEDIA--4.7%
Getty Images, Inc. *                                                     1,300            89,505
Gray Television, Inc.                                                    3,400            52,700
Mediacom Communications Corp.
  (Class A) *                                                            3,600            22,500
                                                                                 ---------------
                                                                                         164,705
                                                                                 ---------------

MULTILINE RETAIL--0.4%
Tuesday Morning Corp. *                                                    500            15,315
                                                                                 ---------------

SPECIALTY RETAIL--3.9%
PETsMART, Inc.                                                           2,900           103,037
Williams-Sonoma, Inc. *                                                    900            31,536
                                                                                 ---------------
                                                                                         134,573
                                                                                 ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--4.9%
Carter's, Inc. *                                                         1,000            33,990
Coach, Inc. *                                                            2,400           135,360
                                                                                 ---------------
                                                                                         169,350
                                                                                 ---------------
  TOTAL CONSUMER DISCRETIONARY                                                           827,846
                                                                                 ---------------

CONSUMER STAPLES--0.8%
FOOD PRODUCTS--0.8%
Green Mountain Coffee Roasters,
  Inc. *                                                                 1,100            27,610
                                                                                 ---------------

FINANCIALS--13.7%
COMMERCIAL BANKS--3.7%
City National Corp.                                                        800            56,520
Cullen/Frost Bankers, Inc.                                               1,500            72,900
                                                                                 ---------------
                                                                                         129,420
                                                                                 ---------------

CONSUMER FINANCE--1.6%
Cash America International, Inc.                                         1,900            56,487
                                                                                 ---------------

DIVERSIFIED FINANCIAL SERVICES--1.1%
CapitalSource, Inc. *                                                    1,400            35,938
                                                                                 ---------------

INSURANCE--3.8%
HCC Insurance Holdings, Inc.                                               500            16,560
IPC Holdings Ltd.                                                          800            34,808
PartnerRe, Ltd.                                                          1,300            80,522
                                                                                 ---------------
                                                                                         131,890
                                                                                 ---------------

THRIFTS & MORTGAGE FINANCE--3.5%
Downey Financial Corp.                                                     900            51,300
Sovereign Bancorp, Inc.                                                  1,100            24,805
Webster Financial Corp.                                                    900            45,576
                                                                                 ---------------
                                                                                         121,681
                                                                                 ---------------
  TOTAL FINANCIALS                                                                       475,416
                                                                                 ---------------

HEALTH CARE--23.6%
BIOTECHNOLOGY--10.6%
Abgenix, Inc. *                                                          3,100   $        32,054
Amylin Pharmaceuticals, Inc. *                                           2,200            51,392
Exelixis, Inc. *                                                         2,500            23,750
Martek Biosciences Corp. *                                                 600            30,720
Neurocrine Biosciences, Inc. *                                             900            44,370
Protein Design Labs, Inc. *                                              2,700            55,782
Telik, Inc. *                                                            2,000            38,280
United Therapeutics Corp. *                                              2,000            90,300
                                                                                 ---------------
                                                                                         366,648
                                                                                 ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--6.4%
Advanced Neuromodulation
  Systems, Inc. *                                                          500            19,730
Align Technology, Inc. *                                                   900             9,675
Animas Corp. *                                                           1,400            21,882
Fisher Scientific International, Inc. *                                  1,000            62,380
Mentor Corp.                                                             1,000            33,740
Nektar Therapeutics, Inc. *                                              3,700            74,888
                                                                                 ---------------
                                                                                         222,295
                                                                                 ---------------

HEALTH CARE PROVIDERS &
  SERVICES--3.0%
Advisory Board Co. (The) *                                               1,300            47,944
Andrx Corp. *                                                            1,300            28,379
Coventry Health Care, Inc. *                                               550            29,194
                                                                                 ---------------
                                                                                         105,517
                                                                                 ---------------

PHARMACEUTICALS--3.6%
Atherogenics, Inc. *                                                       700            16,492
Medicis Pharmaceutical Corp.
  (Class A)                                                              1,600            56,176
MGI Pharma, Inc. *                                                       1,900            53,219
                                                                                 ---------------
                                                                                         125,887
                                                                                 ---------------
  TOTAL HEALTH CARE                                                                      820,347
                                                                                 ---------------

INDUSTRIALS--12.6%
AIR FREIGHT & LOGISTICS--3.7%
J.B. Hunt Transport Services, Inc.                                       1,200            53,820
UTI Worldwide, Inc.                                                      1,100            74,822
                                                                                 ---------------
                                                                                         128,642
                                                                                 ---------------

COMMERCIAL SERVICES &
  SUPPLIES--6.0%
Educate, Inc. *                                                          1,300            17,212
Monster Worldwide, Inc. *                                                2,100            70,644
Resources Connection, Inc. *                                             1,400            76,034
West Corp. *                                                             1,300            43,043
                                                                                 ---------------
                                                                                         206,933
                                                                                 ---------------

ROAD & RAIL--1.2%
Sirva, Inc. *                                                            2,200            42,284
                                                                                 ---------------

TRADING COMPANIES &
  DISTRIBUTORS--1.7%
MSC Industrial Direct Co., Inc.
  (Class A)                                                              1,600            57,568
                                                                                 ---------------
  TOTAL INDUSTRIALS                                                                      435,427
                                                                                 ---------------

See Notes to Financial Statements.

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
INFORMATION TECHNOLOGY--21.2%
COMMUNICATIONS EQUIPMENT--2.0%
Foundry Networks, Inc. *                                                 2,700   $        35,532
Tekelec *                                                                1,600            32,704
                                                                                 ---------------
                                                                                          68,236
                                                                                 ---------------

COMPUTERS & PERIPHERALS--1.4%
PalmOne, Inc. *                                                          1,500            47,325
                                                                                 ---------------

ELECTRONIC EQUIPMENT &
  INSTRUMENTS--3.2%
Mettler Toledo International, Inc. *                                     1,500            76,965
Paxar Corp. *                                                            1,500            33,255
                                                                                 ---------------
                                                                                         110,220
                                                                                 ---------------

INTERNET SOFTWARE & SERVICES--3.6%
Akamai Technologies, Inc. *                                              2,700            35,181
Ask Jeeves, Inc. *                                                       1,400            37,450
Digital Insight Corp. *                                                  1,300            23,920
Opsware, Inc. *                                                          4,100            30,094
                                                                                 ---------------
                                                                                         126,645
                                                                                 ---------------

IT SERVICES--1.4%
CheckFree Corp. *                                                        1,300            49,504
                                                                                 ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--7.0%
AMIS Holdings, Inc. *                                                    1,500            24,780
Cymer, Inc. *                                                            1,800            53,172
Integrated Circuit Systems, Inc. *                                       1,900            39,748
Micrel, Inc. *                                                           2,800            30,856
Power Integrations, Inc. *                                               1,600            31,648
Skyworks Solutions, Inc. *                                               6,900            65,067
                                                                                 ---------------
                                                                                         245,271
                                                                                 ---------------

SOFTWARE--2.6%
Jack Henry & Associates, Inc.                                            2,200            43,802
NAVTEQ Corp. *                                                           1,000            46,360
                                                                                 ---------------
                                                                                          90,162
                                                                                 ---------------
  TOTAL INFORMATION TECHNOLOGY                                                           737,363
                                                                                 ---------------

TOTAL COMMON STOCKS
(Cost--$2,543,701)                                                                     3,324,009
                                                                                 ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--7.7%
REPURCHASE AGREEMENT **--7.7%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $268,206
  (Cost--$268,162)                                                  $  268,162   $       268,162
                                                                                 ---------------
TOTAL INVESTMENTS--103.4%
(Cost--$2,811,863)                                                                     3,592,171
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(3.4)%                                                                        (117,089)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     3,475,082
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     International stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates, climbing oil prices, and the sustainability of the global economic rebound. However, stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the definitive outcome of the U.S. presidential election. Energy stocks were strong during the year, since oil prices rose sharply, and utilities also performed well as investors sought out yield in a low interest-rate environment. In contrast, technology stocks lagged as corporate spending on IT products has yet to significantly rebound. Health care stocks were hurt by concerns over drug safety following Merck's high profile recall of Vioxx. On a regional basis, European markets generally outperformed, helped by the rising euro, while the Japanese market lagged the broad index based on concerns over the sustainability of the economic rebound.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     During 2004, the Roszel/Lazard International Portfolio's performance benefited from stock selection in health care by avoiding the many large cap pharmaceuticals that suffered sharp declines due to concerns regarding drug safety or competitive pressures from generic drugs. Stock selection in consumer discretionary also contributed positively to performance as a luxury goods holding benefited from restructuring efforts, as well as strong holiday demand for luxury goods.

     The Portfolio's performance was hurt by a low exposure to the utilities sector, which performed well as investors sought out yield. Stock selection in financials also hurt performance due to weakness in a Japanese brokerage holding, which is facing intensified competition from large banks and on-line brokers. However, we believe that this holding has a dominant competitive position and that its valuation is at the low end of the historical range. For 2004 overall, the Portfolio was negatively impacted by its overweight position in larger stocks, while small and mid cap stocks continued to outperform. However, we believe that the performance of large stocks may improve, since the relative valuation of large caps versus small caps is very attractive, based on historical norms. In addition, smaller stocks have been outperforming for nearly five years and the duration of this outperformance, as well as its magnitude, is similar to historical peaks in the cap cycle.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LAZARD ASSET MANAGEMENT LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                                           ROSZEL/LAZARD
                                           INTERNATIONAL PORTFOLIO   MSCI EAFE INDEX
  7/1/2002                                               $  10,000         $  10,000
12/31/2002                                               $   8,930         $   8,552
12/31/2003                                               $  11,530         $  11,901
12/31/2004                                               $  13,410         $  14,365

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/Lazard International Portfolio                        16.30%         12.44%
MSCI EAFE Index                                              20.70%         15.59%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Vodafone Group plc, ADR                        4.2%
Barclays plc, ADR                              4.2
Unilever plc, ADR                              4.2
Cadbury Schweppes plc, ADR                     4.2
UBS AG (Registered)                            4.2
GlaxoSmithKline plc, ADR                       4.1
HSBC Holdings plc, ADR                         4.1
Nokia OYJ, ADR                                 4.0
Nomura Holdings, Inc., ADR                     3.3
Nestle SA, ADR (Registered)                    3.2
-----------------------------------      -------------
  Total                                       39.7%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Financials                                    34.0%
Consumer Staples                              22.9
Health Care                                   13.7
Energy                                        12.3
Information Technology                         7.1
Telecommunication Services                     4.2
Industrials                                    2.3
Utilities                                      2.2
Consumer Discretionary                         2.2
Other#                                        (0.9)
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--100.9%
DENMARK--2.2%
Danske Bank A/S, ADR                                                     3,490   $       106,969
                                                                                 ---------------

FINLAND--4.0%
Nokia OYJ, ADR                                                          12,275           192,349
                                                                                 ---------------

FRANCE--10.4%
AXA, ADR                                                                 4,200           103,950
Sanofi-Aventis, ADR                                                      2,500           100,125
Societe Generale, ADR                                                    7,400           150,590
Total SA, ADR                                                            1,350           148,284
                                                                                 ---------------
                                                                                         502,949
                                                                                 ---------------

GERMANY--4.4%
Schering AG, ADR                                                         1,400           103,950
Siemens AG, ADR                                                          1,300           110,071
                                                                                 ---------------
                                                                                         214,021
                                                                                 ---------------

IRELAND--3.2%
Allied Irish Banks plc, ADR                                              3,700           152,736
                                                                                 ---------------

ITALY--7.5%
Enel S.p.A., ADR                                                         2,100           103,824
ENI S.p.A., ADR                                                          1,200           151,008
Sanpaolo IMI S.p.A., ADR                                                 3,675           105,362
                                                                                 ---------------
                                                                                         360,194
                                                                                 ---------------

JAPAN--9.7%
Canon, Inc., ADR                                                         2,800           151,928
Kao Corp., ADR                                                             600           153,000
Nomura Holdings, Inc., ADR                                              11,100           161,616
                                                                                 ---------------
                                                                                         466,544
                                                                                 ---------------

NETHERLANDS--6.1%
Heineken NV, ADR                                                         4,400           147,180
Royal Dutch Petroleum Co.
  (NY Registered Shares)                                                 2,600           149,188
                                                                                 ---------------
                                                                                         296,368
                                                                                 ---------------

SWITZERLAND--20.2%
Compagnie Financiere
  Richemont AG, ADR                                                      3,100           103,188
Credit Suisse Group, ADR *                                               3,615           152,517
Nestle SA, ADR (Registered)                                              2,335           153,526
Novartis AG, ADR                                                         3,035           153,389
Roche Holding AG, ADR                                                      900           104,400
Swiss Reinsurance Co., ADR                                               1,505           107,607
UBS AG (Registered)                                                      2,400           201,216
                                                                                 ---------------
                                                                                         975,843
                                                                                 ---------------

UNITED KINGDOM--33.2%
Barclays plc, ADR                                                        4,415           201,677
BP plc, ADR                                                              2,500           146,000
Cadbury Schweppes plc, ADR                                               5,340           201,318
Diageo plc, ADR                                                          2,600           150,488
GlaxoSmithKline plc, ADR                                                 4,200           199,038
HSBC Holdings plc, ADR                                                   2,325           197,951
Tesco plc, ADR                                                           5,300            99,375
Unilever plc, ADR                                                        5,100           201,552
Vodafone Group plc, ADR                                                  7,400           202,612
                                                                                 ---------------
                                                                                       1,600,011
                                                                                 ---------------

TOTAL COMMON STOCKS
(Cost--$3,838,250)                                                                     4,867,984
                                                                                 ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--6.1%
REPURCHASE AGREEMENT **--6.1%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/2004,
  due 01/03/05, total to be
  received $295,424
  (Cost--$295,376)                                                  $  295,376   $       295,376
                                                                                 ---------------
TOTAL INVESTMENTS--107.0%
(Cost--$4,133,626)                                                                     5,163,360
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(7.0)%                                                                        (336,184)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     4,827,176
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     While 2004 started strongly and extended the equity market gains of 2003, sentiment turned negative during mid-2004. In the second quarter concerns arose regarding a tightening monetary policy in the U.S., coupled with uneasiness about the Chinese government's ability to engineer a "soft landing" of its rapidly growing economy. During the third quarter increasing energy prices resulting from a supply/demand imbalance, coupled with macroeconomic evidence of slowing growth globally extended the markets' decline. However, beginning in September 2004 the market began its rally through year end. Gains were spread broadly across regions and sectors, as cyclical concerns regarding the U.S. and Asian economic outlook seemed to recede. In particular, strength in recent U.S. employment reports and relatively steady growth signals in China alleviated pessimism about the global cycle. Relief from the oil price uptrend and a clear and conclusive U.S. election outcome also paid dividends in market psychology.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     Since November 1, 2004, the Roszel/William Blair International Portfolio returned 8.5%, compared to the MSCI EAFE Index return of 11.6%. Performance was enhanced by strong stock selection across most sectors, with the exception of telecommunication services and utilities. In addition, the Portfolio's emerging markets allocation augmented results, as emerging markets outperformed their developed counterparts. Offsetting strong stock selection was the cash allocation, which hampered performance in the strong equity market. In addition, the overweighted information technology and energy allocations detracted from results, as these sectors lagged during the period.

     After several years in which cyclical influence on financial markets seemed largely global in nature, local and regional differences are coming to the foreground of the economic pictures. U.S. policy is shifting towards a more persistent phase of tightening with diminished concern over the tentative nature of the recovery -a typical mid-cycle adjustment. At the same time, the commodity-driven economies of the Southern hemisphere (and some other credit driven economies such as the UK) appear to be close to a cyclical peak, while Europe and Japan are closer to the beginning of a recovery phase.

     What these cross-currents suggest is that contradictory evidence of inflation and disinflation, as well as of slowing and quickening growth, will tend to foster a shifting and inconclusive market environment over the near term. Sectorally, we have primary industries near the top of their cyclical patterns while technology industries are bottoming out. Consumer cyclical sectors have erratic growth patterns that vary across regions.

     Under these circumstances the dynamics of specific industries, countries and companies will tend to dominate over global cyclical influences until the character of the cycle reasserts itself. And our investment process, which normally has its principal focus on micro level themes and company specific issues, will continue for the time being to rely heavily on fundamental signals at the company level to dictate strategy and stock selection.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, WILLIAM BLAIR & COMPANY LLC.

----------
     THE DISCUSSION ABOVE COVERS PORTFOLIO ACTIVITY FROM NOVEMBER 1, 2004 THROUGH DECEMBER 31, 2004. WILLIAM BLAIR COMPANY LLC BECAME RESPONSIBLE FOR MANAGEMENT OF THIS PORTFOLIO, FORMERLY SUB-ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC, ON NOVEMBER 1, 2004, AND THE PORTFOLIO'S NAME WAS CHANGED FROM ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO TO ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO. CREDIT SUISSE WAS REPLACED AS SUB-ADVISOR BECAUSE OF THE LOSS OF PERSONNEL OVER A PERIOD OF SEVERAL YEARS AND RELATIVELY WEAK PERFORMANCE. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH OCTOBER 31, 2004, THE PORTFOLIO LOST 1%, LAGGING ITS BENCHMARK, THE MSCI EAFE INDEX BY 9.2%. PART OF THIS WAS DUE TO THE PORTFOLIO'S STYLE, WHICH IS TILTED TOWARD GROWTH STOCKS AND GROWTH SECTORS OF THE MARKET, DURING A PERIOD IN WHICH GROWTH STOCKS CONTINUED TO LAG VALUE STOCKS. THE LARGER PART OF THE UNDERPERFORMANCE, THOUGH, WAS DUE TO WEAK STOCK SELECTION, NOTABLY IN THE CONSUMER DISCRETIONARY, FINANCIALS, HEALTH CARE AND INFORMATION TECHNOLOGY SECTORS. SIGNIFICANT LOSSES WERE EXPERIENCED IN NIKKO SECURITIES IN THE FINANCIALS SECTOR AND IN ASM HOLDINGS AND INFINEON TECHNOLOGIES IN THE INFORMATION TECHNOLOGY SECTOR.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                                             ROSZEL/WILLIAM BLAIR
                                             INTERNATIONAL PORTFOLIO  MSCI EAFE INDEX
  7/1/2002                                                 $  10,000        $  10,000
12/31/2002                                                 $   8,910        $   8,552
12/31/2003                                                 $  11,921        $  11,901
12/31/2004                                                 $  13,332        $  14,365

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/William Blair International Portfolio                 11.83%         12.18%
MSCI EAFE Index                                              20.70%         15.59%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Vodafone Group plc, ADR                        4.0%
Sharp Corp., ADR                               3.7
Toyota Motor Corp., ADR                        3.7
Sanofi-Aventis, ADR                            3.6
UBS AG (Registered)                            3.4
Tesco plc, ADR                                 3.3
Statoil ASA, ADR                               3.2
Canon, Inc., ADR                               3.1
National Bank of Greece
  SA, ADR                                      3.0
BG Group plc, ADR                              3.0
-----------------------------------      -------------
  Total                                       34.0%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-----------------------------------      -------------
Information Technology                        18.0%
Financials                                    17.6
Consumer Discretionary                        16.3
Energy                                        13.7
Telecommunication Services                     7.7
Health Care                                    7.0
Consumer Staples                               6.8
Industrials                                    6.1
Utilities                                      2.1
Other#                                         4.7
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                                      SHARES         VALUE
                                                                    ----------   ---------------
COMMON STOCKS--95.3%
BERMUDA--2.6%
Accenture, Ltd. (Class A) *                                              2,850   $        76,950
                                                                                 ---------------

BRAZIL--2.9%
Banco Itau Holding Financeira
  SA, ADR                                                                  720            54,122
Gol-Linhas Aereas Inteligentes
  SA, ADR *                                                              1,000            31,880
                                                                                 ---------------
                                                                                          86,002
                                                                                 ---------------

CANADA--9.8%
Canadian National Railway Co.                                            1,030            63,087
EnCana Corp.                                                             1,000            57,060
Four Seasons Hotels, Inc.                                                  580            47,438
Manulife Financial Corp.                                                   700            32,340
Precision Drilling Corp. *                                                 600            37,680
Research In Motion Ltd. *                                                  690            56,870
                                                                                 ---------------
                                                                                         294,475
                                                                                 ---------------

CHILE--2.8%
Banco Santander Chile SA, ADR                                            1,480            50,113
Lan Airlines SA, ADR                                                     1,000            32,200
                                                                                 ---------------
                                                                                          82,313
                                                                                 ---------------

FRANCE--9.1%
Dassault Systemes SA, ADR                                                1,000            50,470
Sanofi-Aventis, ADR                                                      2,700           108,135
Technip SA, ADR                                                          1,070            49,947
Vivendi Universal SA, ADR *                                              1,970            63,178
                                                                                 ---------------
                                                                                         271,730
                                                                                 ---------------

GERMANY--4.0%
E.ON AG, ADR                                                               700            63,700
SAP AG, ADR                                                              1,300            57,473
                                                                                 ---------------
                                                                                         121,173
                                                                                 ---------------

GREECE--3.0%
National Bank of Greece SA, ADR                                         13,410            90,518
                                                                                 ---------------

HONG KONG--1.0%
CNOOC Ltd., ADR                                                            550            29,805
                                                                                 ---------------

INDIA--3.8%
HDFC Bank Ltd., ADR                                                      1,100            49,896
Infosys Technologies Ltd., ADR                                             900            62,379
                                                                                 ---------------
                                                                                         112,275
                                                                                 ---------------

INDONESIA--0.5%
Indosat Tbk PT, ADR                                                        500            15,590
                                                                                 ---------------

JAPAN--19.5%
Canon, Inc., ADR                                                         1,700            92,242
Fuji Photo Film Co., Ltd., ADR                                             300            11,094
Mitsubishi Tokyo Financial Group,
  Inc., ADR *                                                            6,300            64,386
Nidec Corp., ADR                                                         1,000            30,700
ORIX Corp., ADR                                                          1,210            83,006
Seven-Eleven Japan Co.,
  Ltd., ADR                                                              2,500            78,804
Sharp Corp., ADR                                                         6,800           111,520
Toyota Motor Corp., ADR                                                  1,360           111,343
                                                                                 ---------------
                                                                                         583,095
                                                                                 ---------------

MEXICO--3.6%
America Movil SA de CV, ADR                                              1,200   $        62,820
Wal-Mart de Mexico SA de
  CV, ADR                                                                1,300            44,330
                                                                                 ---------------
                                                                                         107,150
                                                                                 ---------------

NORWAY--3.2%
Statoil ASA, ADR                                                         6,000            95,280
                                                                                 ---------------

RUSSIA--1.1%
Mobile TeleSystems, ADR                                                    240            33,242
                                                                                 ---------------

SOUTH AFRICA--1.6%
Sasol Ltd., ADR                                                          2,250            48,780
                                                                                 ---------------

SWEDEN--4.3%
Telefonaktiebolaget LM Ericsson,
  ADR *                                                                  2,300            72,427
Volvo AB, ADR                                                            1,400            55,510
                                                                                 ---------------
                                                                                         127,937
                                                                                 ---------------

SWITZERLAND--4.4%
Serono SA, ADR                                                           1,800            29,376
UBS AG (Registered)                                                      1,230           103,123
                                                                                 ---------------
                                                                                         132,499
                                                                                 ---------------

UNITED KINGDOM--18.1%
ARM Holdings Plc, ADR                                                    4,600            28,382
BG Group plc, ADR                                                        2,600            89,570
Cadbury Schweppes plc, ADR                                               1,600            60,320
Carnival Corp.                                                           1,320            76,072
Smith & Nephew plc., ADR                                                 1,400            72,464
Tesco plc, ADR                                                           5,200            97,500
Vodafone Group plc, ADR                                                  4,360           119,377
                                                                                 ---------------
                                                                                         543,658
                                                                                 ---------------

TOTAL COMMON STOCKS
(Cost--$2,610,012)                                                                     2,852,499
                                                                                 ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT
                                                                    ----------
SHORT-TERM SECURITIES--14.8%
REPURCHASE AGREEMENT **14.8%
Nomura Securities International,
  Inc., 1.96%, dated 12/31/04,
  due 01/03/05, total to be
  received $443,029
  (Cost--$442,957)                                                  $  442,957           442,957
                                                                                 ---------------
TOTAL INVESTMENTS--110.1%
(Cost--$3,052,969)                                                                     3,295,456
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(10.1)%                                                                       (302,679)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $     2,992,777
                                                                                 ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     As expected, the Federal Reserve Board (the Fed) began the process of raising the Fed Funds rate it began earlier in 2004. All told, the rate increased in 0.25% increments from an extremely accommodative 1% to 2.25%. Since the Fed moves were widely anticipated, their effects were only felt in the shortest of maturities. On the other hand, long-term rates, which generally incorporate inflation expectations, actually fell.

     With short-term rates rising and long-term rates falling, the yield curve (a graph that compares short-term rates to intermediate and long-term rates) is said to have "flattened." This "flattening" accelerated in the latter half of the year.

     Elsewhere in the domestic fixed-income market, bond yields for Mortgage Backed Securities (MBS) ended the year at levels (relative to U.S. Treasuries) similar to where they had begun.

     Furthermore, yields of Fannie Mae and Freddie Mac bonds, collectively known as agency bonds also ended the year close to where they had begun. The two organizations have been in the headlines lately as regulators scrutinized their accounting practices. Most investors believe there is an "implied guarantee" from the U.S. Government backing these agencies. The increased scrutiny has the potential to challenge that belief.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     Adding to performance was the maturity structure of the Portfolio. The barbell strategy has been able to take advantage of the flattening yield curve (long rates fell, while short rates rose), thereby adding value. Although the uncharacteristically steep yield has corrected itself significantly, we expect this trend to continue.

     Security selection added return in the MBS portion of the Portfolio. We favored lower coupon securities earlier in the-year. In the second half, Portfolio positions were rotated toward higher coupons, which outperformed due to slower-than-expected prepayments and higher yields.

     Portfolio returns were diminished by reductions in non-Treasury (spread) securities, MBS and U.S. government agency bonds alike, as both sectors performed well. Moreover, lower exposure to the non-Treasury sector also lessened overall coupon yield, detracting from returns. We believe current allocations to non-Treasury securities are appropriate given the current compensation (additional spread) these securities are providing.

     The prospect of higher short-term rates is easy to see while the outlook further out the maturity curve is less clear. The Fed took the opportunity to raise rates as recently as December 14th without, as some expected, altering the tone of the accompanying policy statement to be more bearish. It would not surprise us, however, to see the pace of tightening resume, if not accelerate, in the New Year, assuming of course that economic statistics remain strong.

     That being said, the compensation for risk is low, leading us to reduce the risk profile of the Portfolio. We have maintained this posture for some time, and it remains in our view, prudent. Until the market offers more opportunity, the Portfolio will maintain a more neutral posture.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO, LLC.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                  MERRILL LYNCH U.S. GOVERNMENT   MERRILL LYNCH U.S. DOMESTIC     ROSZEL/LORD ABBETT GOVERNMENT
                  MASTER BOND INDEX               MASTER BOND INDEX               SECURITIES PORTFOLIO
  7/1/2002                            $  10,000                     $  10,000                         $  10,000
12/31/2002                            $  10,745                     $  10,651                         $  10,570
12/31/2003                            $  10,963                     $  11,090                         $  10,760
12/31/2004                            $  11,359                     $  11,572                         $  11,202

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/Lord Abbett Government Securities Portfolio            4.11%         4.64%
Merrill Lynch U.S. Domestic Master Bond Index                 4.34%         6.01%
Merrill Lynch U.S. Government Master Bond Index               3.42%         5.23%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
U.S. Treasury Notes
  4.88% due 02/15/12                          12.3%
Federal National Mortgage Assn.
  5.50% due 05/01/34                           9.7
U.S. Treasury Bonds
  5.25% due 02/15/29                           9.5
Federal Home Loan Mortgage Corp. TBA
  6.50% due 01/01/31                           8.0
Federal National Mortgage Assn.
  4.75% due 02/21/13                           7.6
Federal Home Loan Mortgage Corp.
  4.50% due 04/01/19                           6.3
Federal Home Loan Mortgage Corp.
  5.00% due 03/01/34                           5.5
Federal Home Loan Mortgage Corp.
  5.00% due 07/01/19                           5.1
Government National Mortgage Assn.
  6.50% due 08/15/34                           3.1
Federal National Mortgage Assn.
  3.35% due 10/25/08                           2.2
-----------------------------------      -------------
  Total                                       69.3%

                                       PERCENTAGE OF FIXED
ASSET MIX BY ISSUER**                   INCOME INVESTMENTS
-----------------------------------    -------------------
U.S. Government Agency                        73.7%
U.S. Treasury                                 26.3
-----------------------------------    -------------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                         S&P
                                                        RATING        PRINCIPAL
                                                      (UNAUDITED)       AMOUNT           VALUE
                                                      -----------   --------------   --------------
U.S. GOVERNMENT
  SECURITIES--91.3%
U.S. GOVERNMENT
  AGENCIES--COLLATERALIZED
  MORTGAGE OBLIGATIONS--9.9%
Federal Home Loan
  Mortgage Corp.
  7.50% due 06/15/06                                     AAA        $      149,989   $      149,848
  3.00% due 05/15/12                                     AAA               129,418          129,291
Federal Home Loan
  Mortgage Corp. (b)
  3.09% due 12/15/22                                     AAA                   163              163
  2.80% due 05/15/29                                     AAA                74,183           74,179
Federal National
  Mortgage Assn. (b)
  2.94% due 08/25/07                                     AAA               136,067          136,520
  2.88% due 05/25/08                                     AAA                70,851           70,318
  3.35% due 10/25/08                                     AAA               222,737          224,546
  2.87% due 03/25/09                                     AAA               155,469          155,943
  3.71% due 01/25/22                                     AAA                71,007           70,840
                                                                                     --------------
                                                                                          1,011,648
                                                                                     --------------

U.S. GOVERNMENT
  AGENCIES--MORTGAGE
  BACKED SECURITIES--57.4%
Federal Home Loan
  Mortgage Corp.
  6.00% due 06/01/08                                     AAA                33,936           34,654
  5.50% due 09/01/18                                     AAA               160,445          165,862
  5.00% due 11/01/18                                     AAA               197,063          200,283
  4.50% due 04/01/19                                     AAA               646,138          644,380
  5.50% due 07/01/19                                     AAA                15,406           15,923
  5.00% due 07/01/19                                     AAA               517,646          525,944
  7.00% due 03/01/32                                     AAA                53,330           56,522
  6.50% due 08/01/32                                     AAA                 2,371            2,490
  7.00% due 11/01/32                                     AAA                67,319           71,348
  5.00% due 08/01/33                                     AAA               136,973          136,308
  5.00% due 05/01/34                                     AAA               113,077          112,367
  5.00% due 03/01/34                                     AAA               565,395          561,844
  5.00% due 05/01/34                                     AAA               163,282          162,256
  5.00% due 06/01/34                                     AAA                73,003           72,544
Federal Home Loan
  Mortgage Corp. TBA
  6.50% due 01/01/31 (c)                                 AAA               780,000          818,268
Federal National
  Mortgage Assn
  4.75% due 02/21/13                                     AAA               785,000          780,266
  5.50% due 04/01/17                                     AAA                24,999           25,864
  6.50% due 07/01/30                                     AAA               166,614          175,084
  6.00% due 09/01/32                                     AAA                10,016           10,371
  5.50% due 05/01/34                                     AAA               977,000          992,443
Government National
  Mortgage Assn.
  7.00% due 02/15/31                                     AAA                 3,138            3,335
Government National
  Mortgage Assn.
  6.50% due 08/15/34                                     AAA               299,999          315,870
                                                                                     --------------
                                                                                          5,884,226
                                                                                     --------------

U.S. GOVERNMENT
  TREASURIES--24.0%
U.S. Treasury Notes
  4.00% due 06/15/09                                     AAA        $       77,000   $       78,465
  4.88% due 02/15/12                                     AAA             1,195,000        1,263,059
U.S. Treasury Strips
  5.14% due 11/15/27 (a)                                 AAA               485,000          151,965
U.S. Treasury Bonds
  5.25% due 02/15/29                                     AAA               923,000          968,212
                                                                                     --------------
                                                                                          2,461,701
                                                                                     --------------

TOTAL U.S. GOVERNMENT
  SECURITIES
(Cost--$9,258,707)                                                                        9,357,575
                                                                                     --------------

SHORT-TERM SECURITIES--9.8%
DISCOUNT NOTE--9.8%
Federal Farm Credit Bank
  1.75% due 01/07/05 (a)
  (Cost--$999,660)                                                       1,000,000          999,660
                                                                                     --------------
TOTAL INVESTMENTS--101.1%
(Cost--$10,258,367)                                                                      10,357,235
OTHER LIABILITIES IN
  EXCESS OF
  ASSETS--(1.1)%                                                                           (112,597)
                                                                                     --------------
NET ASSETS--100%                                                                     $   10,244,638
                                                                                     ==============

----------
(a) ZERO COUPON SECURITY--RATE DISCLOSED IS THE MARKET YIELD AS OF DECEMBER 31, 2004.
(b)  FLOATING RATE SECURITY--RATE DISCLOSED IS AS OF DECEMBER 31, 2004.
(c)  DOLLAR ROLL TRANSACTION.
GLOSSARY:
TBA--SECURITY IS SUBJECT TO DELAYED DELIVERY.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

     The yield curve flattened dramatically during 2004. That is, the interest rate on three month Treasury bills rose 1.29% while the rates on 10-year Treasury notes and 30-year Treasury bonds actually dropped 0.02% and 0.24% respectively. The cause of the rise in rates in the short end of the market was the five interest rate hikes imposed by the Federal Reserve Open Market Committee (FOMC). The Federal Funds rate (the interest rate that banks charge each other for overnight loans which is controlled by the FOMC) started the year at a level of 1.00% and ended the year at 2.25%. The Fed's intent was to remove some of the financial stimulus in the economy in order to avoid a substantial rise in inflation. Uncharacteristically, though, intermediate and long maturity interest rates did not follow the direction of short rates. A significant rise in the price of oil, a weakening U.S. dollar, and continued substantial purchases of long maturity U.S. Treasuries counteracted the effects of stronger economic and job growth and helped intermediate and long rates end the year almost exactly where they started. The uncertainty regarding the outcome of the presidential election also kept rates stable later in the year as investors spent most of the third quarter watching the campaign and waiting for Election Day.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

     Beginning in early 2003, we began positioning the Portfolio in anticipation of higher interest rates. We thought that the monetary and fiscal stimulus that had been injected into the economy starting in 2001 in the name of lower interest rates and lower income taxes would boost economic growth as well as inflation. Those stimuli did eventually have a positive effect on the economy, albeit it took much longer than anyone expected. The war in Iraq caused most of the delay in economic growth by infecting businesses and consumers with fear and uncertainty. Finally, in the third quarter of 2003 the economy showed signs of recovery as the Gross Domestic Product (GDP) posted an annual rate of increase of 7.4%. This pace of growth, though, proved to be unsustainable.

     We maintained the Portfolio's defensive posture into 2004 as the FOMC began to hint that they would soon be raising the fed funds rate. As indicated, the FOMC raised rates at all five of their meetings in the second half of 2004. As designed, the Portfolio did well versus its' benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, during periods of sharp rises of interest rates such as April, May, and November. Because we did not anticipate that intermediate-term and long-term interest rates would finish the year basically where they started, the Portfolio underperformed for the year as a whole due to its overall shorter maturity structure. The Portfolio's overweight position in the Corporate Bond sector helped performance, though, as that sector outperformed all the others due to strong cash flows and higher than expected earnings. The Portfolio's index-neutral weight of mortgage-backed securities was also a positive as that sector performed better than the overall index. Changes made throughout the year were implemented to add to these two sectors in an attempt to increase the average yield of the Portfolio.

     THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, MERRILL LYNCH INVESTMENT MANAGERS, L.P.

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                                         MERRILL LYNCH U.S. DOMESTIC     ROSZEL/MLIM FIXED-
                                         MASTER BOND INDEX               INCOME PORTFOLIO
  7/1/2002                                                 $  10,000              $  10,000
12/31/2002                                                 $  10,651              $  10,274
12/31/2003                                                 $  11,090              $  10,518
12/31/2004                                                 $  11,572              $  10,733

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                            SINCE
                                                            ONE YEAR      INCEPTION+
                                                            --------      ----------
Roszel/MLIM Fixed-Income Portfolio                            2.04%         2.87%
Merrill Lynch U.S. Domestic Master Bond Index                 4.34%         6.01%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-----------------------------------      -------------
Federal National Mortgage Assn.
  5.00% due 11/01/18                           5.5%
U.S. Treasury Notes
  4.00% due 11/15/12                           4.8
Federal National Mortgage Assn.
  6.00% due 11/01/33                           4.7
U.S. Treasury Notes
  4.75% due 11/15/08                           3.4
U.S. Treasury Notes
  4.38% due 05/15/07                           3.3
Federal National Mortgage Assn.
  3.25% due 01/15/08                           3.2
Government National Mortgage Assn.
  5.00% due 11/15/18                           3.0
U.S. Treasury Notes
  1.88% due 11/30/05                           2.9
HSBC Finance Corp.
  5.88% due 02/01/09                           2.7
Federal National Mortgage Assn.
  5.50% due 02/01/19                           2.7
-----------------------------------      -------------
  Total                                       36.2%

                                       PERCENTAGE OF FIXED
S&P RATINGS**                           INCOME INVESTMENTS
-----------------------------------    -------------------
AAA--A                                        33.3%
U.S. Government & Agencies
  Obligations                                 66.7
-----------------------------------    -------------------
  Total                                      100.0%

HOLDINGS BY SECTOR
(AS A PERCENTAGE OF NET ASSETS)
-----------------------------------
U.S. Government Securities                    63.3%
Financials                                    20.7
Consumer Discretionary                         4.4
Materials                                      2.7
Industrials                                    2.2
Information Technology                         1.7
Other#                                         5.0
-----------------------------------      -------------
  Total                                      100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                         S&P
                                                        RATING        PRINCIPAL
                                                      (UNAUDITED)       AMOUNT           VALUE
                                                      -----------   --------------   --------------
FIXED INCOME
  INVESTMENTS--95.0%
CONSUMER
  DISCRETIONARY--4.4%
MEDIA--2.6%
Viacom, Inc.
  5.63% due 08/15/12                                      A-        $      375,000   $      401,120
                                                                                     --------------

MULTILINE RETAIL--1.8%
Target Corp.
  6.35% due 01/15/11                                      A+               250,000          278,691
                                                                                     --------------

TOTAL CONSUMER
  DISCRETIONARY                                                                             679,811
                                                                                     --------------

FINANCIALS--20.7%
CAPITAL MARKETS--2.6%
Goldman Sachs Group, Inc.
  4.13% due 01/15/08                                      A+               400,000          405,027
                                                                                     --------------

COMMERCIAL BANKS--4.2%
Bank of America Corp.
  5.25% due 02/01/07                                      A+               250,000          258,802
Wells Fargo & Co.
  3.50% due 04/04/08                                     AA-               400,000          397,489
                                                                                     --------------
                                                                                            656,291
                                                                                     --------------

CONSUMER FINANCE--6.1%
American General
  Finance Corp.
  5.38% due 10/01/12                                      A+               250,000          259,177
HSBC Finance Corp.
  5.88% due 02/01/09                                      A                400,000          427,435
International Lease
  Finance Corp.
  6.38% due 03/15/09                                     AA-               250,000          270,750
                                                                                     --------------
                                                                                            957,362
                                                                                     --------------

DIVERSIFIED FINANCIAL SERVICES--6.1%
CIT Group, Inc.
  5.50% due 11/30/07                                      A                250,000          261,705
JPMorgan Chase & Co.
  5.13% due 09/15/14                                      A                375,000          377,460
National Rural Utilities
  Cooperative Finance
  Corp.
  6.00% due 05/15/06                                      A+               300,000          310,746
                                                                                     --------------
                                                                                            949,911
                                                                                     --------------

THRIFTS & MORTGAGE FINANCE--1.7%
Countrywide Home Loans, Inc.
  5.50% due 08/01/06                                      A                250,000          257,804
                                                                                     --------------
  TOTAL FINANCIALS                                                                        3,226,395
                                                                                     --------------

INDUSTRIALS--2.2%
INDUSTRIAL CONGLOMERATES--2.1%
General Electric Co.
  5.00% due 02/01/13                                     AAA               325,000          333,439
                                                                                     --------------

INFORMATION
  TECHNOLOGY--1.7%
COMPUTERS & PERIPHERALS--1.7%
International Business Machines Corp.
  5.38% due 02/01/09                                      A+        $      250,000   $      264,516
                                                                                     --------------

MATERIALS--2.7%
METALS & MINING--2.7%
Alcoa, Inc.
  5.38% due 01/15/13                                      A-               400,000          420,601
                                                                                     --------------

U.S. GOVERNMENT
  SECURITIES--63.3%
U.S. GOVERNMENT AGENCIES--45.9%
Federal Home Loan Bank
  5.13% due 03/06/06                                     AAA               250,000          255,871
Federal Home Loan
  Mortgage Corp.
  5.13% due 07/15/12                                     AAA               350,000          367,964
  5.50% due 12/01/17                                     AAA               226,631          234,366
Federal National
  Mortgage Assn.
  6.63% due 10/15/07                                     AAA               240,000          260,096
  3.25% due 01/15/08                                     AAA               500,000          496,156
  5.25% due 01/15/09                                     AAA               350,000          369,495
  6.50% due 06/01/16                                     AAA                26,555           28,164
  6.50% due 06/01/17                                     AAA                11,974           12,700
  6.00% due 07/01/17                                     AAA                21,314           22,347
  6.00% due 09/01/17                                     AAA               156,050          163,614
  5.50% due 11/01/17                                     AAA               194,987          201,733
  5.50% due 11/01/17                                     AAA               187,153          193,628
  5.00% due 02/01/18                                     AAA               287,048          291,917
  5.00% due 11/01/18                                     AAA               842,920          857,218
  5.50% due 02/01/19                                     AAA               409,322          423,700
  7.00% due 05/01/32                                     AAA               256,408          271,811
  6.50% due 08/01/32                                     AAA               290,825          305,301
  6.00% due 11/01/32                                     AAA               111,813          115,772
  6.00% due 01/01/33                                     AAA               344,756          356,963
  6.00% due 02/01/33                                     AAA               249,128          257,949
  6.00% due 11/01/33                                     AAA               709,084          733,539
  6.50% due 12/01/33                                     AAA               351,167          368,385
Government National
  Mortgage Assn.
  5.00% due 11/15/18                                     AAA               449,939          461,698
  6.50% due 03/15/32                                     AAA                73,843           77,801
  7.00% due 07/15/32                                     AAA                22,122           23,511
                                                                                     --------------
                                                                                          7,151,699
                                                                                     --------------

U.S. GOVERNMENT TREASURIES--17.4%
U.S. Treasury Notes
  1.88% due 11/30/05                                     AAA               450,000          446,485
  4.63% due 05/15/06                                     AAA               200,000          204,609
  6.63% due 05/15/07                                     AAA               250,000          269,697
  4.38% due 05/15/07                                     AAA               500,000          513,887
  4.75% due 11/15/08                                     AAA               500,000          523,691
  4.00% due 11/15/12                                     AAA               750,000          748,741
                                                                                     --------------
                                                                                          2,707,110
                                                                                     --------------

  TOTAL U.S. GOVERNMENT
    SECURITIES                                                                            9,858,809
                                                                                     --------------

TOTAL FIXED INCOME
  INVESTMENTS
(Cost--$14,766,987)                                                                      14,783,571
                                                                                     --------------

See Notes to Financial Statements.

                                                                    PRINCIPAL
                                                                      AMOUNT         VALUE
                                                                    ----------   ---------------
SHORT-TERM SECURITIES--1.0%
REPURCHASE AGREEMENT *--1.0%
Nomura Securities
  International, Inc.,
  1.96%, dated 12/31/04,
  due 01/03/05, total to
  be received $158,236
  (Cost--$158,210)                                                  $  158,210   $       158,210
                                                                                 ---------------
TOTAL INVESTMENTS--96.0%
(Cost--$14,925,197)                                                                   14,941,781
OTHER ASSETS LESS
  LIABILITIES--4.0%                                                                      627,169
                                                                                 ---------------
NET ASSETS--100.0                                                                $    15,568,950
                                                                                 ===============

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

                                                  ROSZEL/LORD
                                                    ABBETT         ROSZEL/LEVIN       ROSZEL/MLIM      ROSZEL/FAYEZ
                                                   LARGE CAP         LARGE CAP         RELATIVE        SAROFIM LARGE
                                                     VALUE             VALUE             VALUE           CAP CORE
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                            $    10,516,547   $     2,871,775   $    12,322,779   $       797,808
                                                ---------------   ---------------   ---------------   ---------------
Investments, at value                                12,555,342         3,034,092        15,206,810           834,404
Repurchase agreements, at value                         470,434           202,463                --            23,887
                                                ---------------   ---------------   ---------------   ---------------
  Total investments, at value                        13,025,776         3,236,555        15,206,810           858,291
Cash                                                         --               196                --                --
Receivables:
  Capital shares sold                                        --                --            71,237           189,436
  Dividends and interest                                 20,287             5,205            58,027             1,326
  Investment advisor                                         --             1,032                --             3,140
  Investments sold                                       36,803            29,046                --                --
Prepaid expenses                                            590               133               768                48
                                                ---------------   ---------------   ---------------   ---------------
Total assets                                         13,083,456         3,272,167        15,336,842         1,052,241
                                                ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                     3,802             1,473             4,373               621
  Capital shares redeemed                               278,776           171,848             5,630               180
  Investment advisor                                      5,285                --             6,485                --
  Investments purchased                                      --            14,622                --                --
  Transfer agent fees                                       630               630               618               630
  Trustees' fees                                             --                34                17                 9
  Bank overdraft                                             --                --               684                --
Accrued expenses                                         21,524            20,806            22,304            19,352
                                                ---------------   ---------------   ---------------   ---------------
Total liabilities                                       310,017           209,413            40,111            20,792
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS                                      $    12,773,439   $     3,062,754   $    15,296,731   $     1,031,449
                                                ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                 $           906   $           267   $         1,154   $            88
Paid-in capital                                       9,055,828         2,144,183        10,529,463           861,668
Accumulated undistributed
  investment income--net                                 94,029            41,614           237,138             4,372
Accumulated realized capital gain
  on investments--net                                 1,113,447           511,910         1,644,945           104,838
Unrealized appreciation on
  investments--net                                    2,509,229           364,780         2,884,031            60,483
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $    12,773,439   $     3,062,754   $    15,296,731   $     1,031,449
                                                ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                      906,307           267,409         1,153,655            88,378
                                                ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)         $         14.09   $         11.45   $         13.26   $         11.67
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                      ROSZEL/
                                                    ROSZEL/          NICHOLAS-          ROSZEL/
                                                   INVESCO-          APPLEGATE        RITTENHOUSE         ROSZEL/
                                                   NAM LARGE         LARGE CAP         LARGE CAP       SENECA LARGE
                                                   CAP CORE           GROWTH            GROWTH          CAP GROWTH
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                            $     2,105,167   $     1,365,660   $     9,307,003   $     3,686,103
                                                ---------------   ---------------   ---------------   ---------------
Investments, at value                                 2,379,216         1,496,957        10,176,714         4,147,297
Repurchase agreements, at value                          19,772            75,033           381,152             8,567
                                                ---------------   ---------------   ---------------   ---------------
  Total investments, at value                         2,398,988         1,571,990        10,557,866         4,155,864
Receivables:
  Capital shares sold                                   100,949                --           370,728            21,911
  Dividends and interest                                  1,702               918             9,100             2,937
  Investment advisor                                      1,474             1,850                --               228
  Investments sold                                           --            59,471           180,853            14,587
Prepaid expenses                                            120                68               552               213
                                                ---------------   ---------------   ---------------   ---------------
Total assets                                          2,503,233         1,634,297        11,119,099         4,195,740
                                                ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                     1,326               729             3,715             1,615
  Capital shares redeemed                                    --             7,566                --             3,375
  Investment advisor                                         --                --             3,401                --
  Investments purchased                                      --            91,814           189,758                --
  Transfer agent fees                                       630               578               575               630
  Trustees' fees                                             10                 8                53                --
Accrued expenses                                         19,794            19,869            21,419            20,133
                                                ---------------   ---------------   ---------------   ---------------
Total liabilities                                        21,760           120,564           218,921            25,753
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS                                      $     2,481,473   $     1,513,733   $    10,900,178   $     4,169,987
                                                ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                 $           220   $           129   $           964   $           361
Paid-in capital                                       1,979,134         1,210,977         9,062,546         3,485,650
Accumulated undistributed
  investment income (loss)--net                           9,372              (509)           49,744               978
Accumulated realized capital gain
  on investments--net                                   198,926            96,806           536,061           213,237
Unrealized appreciation on
  investments--net                                      293,821           206,330         1,250,863           469,761
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $     2,481,473   $     1,513,733   $    10,900,178   $     4,169,987
                                                ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                      220,134           128,648           963,991           361,412
                                                ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)         $         11.27   $         11.77   $         11.31   $         11.54
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                                                          ROSZEL/
                                                    ROSZEL/           ROSZEL/         ROSZEL/NWQ         DELAWARE
                                                  VALENZUELA        SENECA MID         SMALL CAP         SMALL-MID
                                                 MID CAP VALUE      CAP GROWTH           VALUE          CAP GROWTH
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                            $     3,324,361   $     2,826,912   $     4,901,013   $     2,811,863
                                                ---------------   ---------------   ---------------   ---------------
Investments, at value                                 3,976,015         3,312,158         6,212,370         3,324,009
Repurchase agreements, at value                         229,738            44,275           386,523           268,162
                                                ---------------   ---------------   ---------------   ---------------
  Total investments, at value                         4,205,753         3,356,433         6,598,893         3,592,171
Receivables:
  Dividends and interest                                  4,317               626             9,335               663
  Investment advisor                                        430             1,130                --               391
  Investments sold                                           --            35,476                --                --
Prepaid expenses                                            221               183               273               144
                                                ---------------   ---------------   ---------------   ---------------
Total assets                                          4,210,721         3,393,848         6,608,501         3,593,369
                                                ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                     1,730             1,533             1,940             1,295
  Capital shares redeemed                                66,836            45,102           397,000            96,449
  Investment advisor                                         --                --             1,630                --
  Transfer agent fees                                       630               630               630               630
  Trustees' fees                                             46                13                --                --
Accrued expenses                                         20,169            20,410            20,324            19,913
                                                ---------------   ---------------   ---------------   ---------------
Total liabilities                                        89,411            67,688           421,524           118,287
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS                                      $     4,121,310   $     3,326,160   $     6,186,977   $     3,475,082
                                                ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                 $           356   $           302   $           442   $           297
Paid-in capital                                       2,693,287         2,707,450         3,479,369         2,607,344
Accumulated undistributed
  investment income (loss)--net                          (1,583)           (1,581)            7,332            (1,584)
Accumulated realized capital gain
  on investments--net                                   547,858            90,468         1,001,954            88,717
Unrealized appreciation on
  investments--net                                      881,392           529,521         1,697,880           780,308
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $     4,121,310   $     3,326,160   $     6,186,977   $     3,475,082
                                                ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                      356,228           301,984           441,666           296,909
                                                ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)         $         11.57   $         11.01   $         14.01   $         11.70
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                                      ROSZEL/LORD
                                                    ROSZEL/       ROSZEL/WILLIAM        ABBETT
                                                    LAZARD             BLAIR          GOVERNMENT        ROSZEL/MLIM
                                                 INTERNATIONAL     INTERNATIONAL      SECURITIES       FIXED-INCOME
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                            $     4,133,626   $     3,052,969   $    10,258,367   $    14,925,197
                                                ---------------   ---------------   ---------------   ---------------
Investments, at value                                 4,867,984         2,852,499        10,357,235        14,783,571
Repurchase agreements, at value                         295,376           442,957                --           158,210
                                                ---------------   ---------------   ---------------   ---------------
  Total investments, at value                         5,163,360         3,295,456        10,357,235        14,941,781
Cash                                                         --                 7           972,799                --
Receivables:
  Capital shares sold                                        --                --           251,382           501,269
  Dividends and interest                                  7,184             4,477            74,008           157,789
  Investment advisor                                         --             1,727                --                --
  Investments sold                                           --                --           888,626                --
Prepaid expenses                                            228               150               577               799
                                                ---------------   ---------------   ---------------   ---------------
Total assets                                          5,170,772         3,301,817        12,544,627        15,601,638
                                                ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                     1,652             1,517             3,690             4,569
  Capital shares redeemed                               319,223           150,158                --                --
  Investment advisor                                        207                --             1,432             6,128
  Investments purchased                                      --           135,042         2,270,994                --
  Transfer agent fees                                       630               630               630               583
  Trustees' fees                                             --                47                33                56
Accrued expenses                                         21,884            21,646            23,210            21,352
                                                ---------------   ---------------   ---------------   ---------------
Total liabilities                                       343,596           309,040         2,299,989            32,688
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS                                      $     4,827,176   $     2,992,777   $    10,244,638   $    15,568,950
                                                ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                 $           364   $           242   $           985   $         1,548
Paid-in capital                                       3,421,202         2,016,309        10,252,066        15,681,305
Accumulated undistributed
  investment income--net                                 58,230            45,127            34,483            43,622
Accumulated realized capital gain
  (loss) on investments--net                            317,646           688,612          (141,764)         (174,109)
Unrealized appreciation on
  investments--net                                    1,029,734           242,487            98,868            16,584
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $     4,827,176   $     2,992,777   $    10,244,638   $    15,568,950
                                                ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                      364,422           242,482           984,504         1,548,453
                                                ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)         $         13.25   $         12.34   $         10.41   $         10.05
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                          ROSZEL/
                                                  ROSZEL/LORD                                              FAYEZ
                                                    ABBETT         ROSZEL/LEVIN       ROSZEL/MLIM         SAROFIM
                                                   LARGE CAP         LARGE CAP         RELATIVE          LARGE CAP
                                                     VALUE             VALUE             VALUE             CORE
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                     $       225,420   $        74,616   $       411,106   $        16,622
  Interest                                                4,535               407             2,308               337
  Less: Foreign taxes withheld                             (283)              (67)               --                --
                                                ---------------   ---------------   ---------------   ---------------
Total income                                            229,672            74,956           413,414            16,959
                                                ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                 97,044            23,843           126,552             7,544
Administrative services                                  42,516            24,538            48,405            18,904
Professional fees                                        21,080            19,287            21,867            18,987
Transfer agent fees                                       8,753             8,753             8,875             8,753
Custodian fees                                            4,473            11,677             4,221             4,469
Printing and shareholder reports                          3,595               856             5,014             1,096
Trustees' fees and expenses                                 955               286             1,369                92
Other                                                     1,856               413             2,411               132
                                                ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                          180,272            89,653           218,714            59,977
                                                ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                              (46,800)          (56,863)          (44,654)          (49,604)
  Less: Reductions from commission
    recapture agreements, if any                            (44)           (1,661)               --                --
                                                ---------------   ---------------   ---------------   ---------------
  Net expenses                                          133,428            31,129           174,060            10,373
                                                ---------------   ---------------   ---------------   ---------------
Net investment income                                    96,244            43,827           239,354             6,586
                                                ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                     1,119,744           522,161         1,658,848           107,290
Change in unrealized appreciation
  (depreciation) on investments--net                    364,848          (168,893)          162,558           (78,893)
                                                ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain
  on investments--net                                 1,484,592           353,268         1,821,406            28,397
                                                ---------------   ---------------   ---------------   ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $     1,580,836   $       397,095   $     2,060,760   $        34,983
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                    ROSZEL/           ROSZEL/
                                                   INVESCO-          NICHOLAS-          ROSZEL/           ROSZEL/
                                                      NAM            APPLEGATE        RITTENHOUSE         SENECA
                                                   LARGE CAP         LARGE CAP         LARGE CAP         LARGE CAP
                                                     CORE             GROWTH            GROWTH            GROWTH
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                     $        37,719   $        16,223   $       171,705   $        39,648
  Interest                                                1,502               507             3,081             1,417
  Less: Foreign taxes withheld                               --                --                --                --
                                                ---------------   ---------------   ---------------   ---------------
Total income                                             39,221            16,730           174,786            41,065
                                                ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                 20,097            11,343            89,427            33,910
Administrative services                                  23,827            19,620            41,337            26,464
Professional fees                                        19,251            19,082            20,811            19,558
Transfer agent fees                                       8,753             8,753             8,699             8,753
Custodian fees                                            4,482             4,772             3,586             5,312
Printing and shareholder reports                            699               377             3,518             1,313
Trustees' fees and expenses                                 220               128             1,014               336
Other                                                       356               185             1,801               561
                                                ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                           77,685            64,260           170,193            96,207
                                                ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                              (50,050)          (48,662)          (47,218)          (49,578)
  Less: Reductions from commission
    recapture agreements, if any                             --              (573)             (147)           (8,756)
                                                ---------------   ---------------   ---------------   ---------------
  Net expenses                                           27,635            15,025           122,828            37,873
                                                ---------------   ---------------   ---------------   ---------------
Net investment income                                    11,586             1,705            51,958             3,192
                                                ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                       204,922           100,056           596,677           213,235
Change in unrealized appreciation
  (depreciation) on investments--net                   (115,628)           22,007          (252,871)          (51,002)
                                                ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain
  on investments--net                                    89,294           122,063           343,806           162,233
                                                ---------------   ---------------   ---------------   ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $       100,880   $       123,768   $       395,764   $       165,425
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                                                          ROSZEL/
                                                    ROSZEL/           ROSZEL/           ROSZEL/          DELAWARE
                                                  VALENZUELA          SENECA              NWQ            SMALL-MID
                                                    MID CAP           MID CAP          SMALL CAP            CAP
                                                     VALUE            GROWTH             VALUE            GROWTH
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                     $        40,044   $        19,993   $        70,380   $        11,537
  Interest                                                1,396               945             2,417             1,515
  Less: Foreign taxes withheld                             (148)               --              (381)               (3)
                                                ---------------   ---------------   ---------------   ---------------
Total income                                             41,292            20,938            72,416            13,049
                                                ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                 36,269            29,283            47,987            25,129
Administrative services                                  26,982            25,629            28,603            24,439
Professional fees                                        19,587            19,063            19,881            19,126
Transfer agent fees                                       8,754             8,753             8,753             8,753
Custodian fees                                            3,653             6,962             4,130             4,648
Printing and shareholder reports                          1,415             1,135             1,701             1,276
Trustees' fees and expenses                                 436               976               457               219
Other                                                       663               495               760               332
                                                ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                           97,759            92,296           112,272            83,922
                                                ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                              (47,877)          (52,033)          (47,317)          (49,912)
  Less: Reductions from commission
    recapture agreements, if any                             --            (8,269)           (2,085)             (143)
                                                ---------------   ---------------   ---------------   ---------------
  Net expenses                                           49,882            31,994            62,870            33,867
                                                ---------------   ---------------   ---------------   ---------------
Net investment income (loss)                             (8,590)          (11,056)            9,546           (20,818)
                                                ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                       558,170            90,469         1,008,692           144,268
Change in unrealized appreciation
  (depreciation) on investments--net                   (135,595)          127,753           513,113           240,255
                                                ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain
  on investments--net                                   422,575           218,222         1,521,805           384,523
                                                ---------------   ---------------   ---------------   ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $       413,985   $       207,166   $     1,531,351   $       363,705
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                      ROSZEL/         ROSZEL/LORD
                                                    ROSZEL/           WILLIAM           ABBETT          ROSZEL/MLIM
                                                    LAZARD             BLAIR          GOVERNMENT          FIXED-
                                                 INTERNATIONAL     INTERNATIONAL      SECURITIES          INCOME
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                     $       113,085   $        72,203   $            --   $            --
  Interest                                                1,958             1,491           482,270           595,819
  Less: Foreign taxes withheld                             (399)             (346)               --                --
                                                ---------------   ---------------   ---------------   ---------------
Total income                                            114,644            73,348           482,270           595,819
                                                ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                 40,043            26,039            76,761           111,521
Administrative services                                  27,164            24,670            42,372            49,831
Professional fees                                        20,997            20,365            21,514            22,440
Transfer agent fees                                       8,753             8,753             8,754             8,951
Custodian fees                                            4,691             4,535            11,246             4,828
Printing and shareholder reports                          1,405             1,709             3,553             1,456
Trustees' fees and expenses                                 322               308             1,084             1,524
Other                                                       541               442             2,091             2,877
                                                ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                          103,916            86,821           167,375           203,428
                                                ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                              (49,717)          (51,589)          (55,184)          (41,789)
  Less: Reductions from commission
    recapture agreements, if any                             --              (819)               --                --
                                                ---------------   ---------------   ---------------   ---------------
  Net expenses                                           54,199            34,413           112,191           161,639
                                                ---------------   ---------------   ---------------   ---------------
Net investment income                                    60,445            38,935           370,079           434,180
                                                ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                       337,762           706,845            12,547             5,182
Change in unrealized appreciation
  (depreciation) on investments--net                    379,313          (437,045)           88,672           (91,866)
                                                ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain
  (loss) on investments--net                            717,075           269,800           101,219           (86,684)
                                                ---------------   ---------------   ---------------   ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $       777,520   $       308,735   $       471,298   $       347,496
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                        ROSZEL/LORD ABBETT                     ROSZEL/LEVIN
                                                          LARGE CAP VALUE                     LARGE CAP VALUE
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                          $        96,244   $        52,421   $        43,827   $        28,431
Realized gain on investments--net                     1,119,744           316,696           522,161           197,707
Change in unrealized appreciation
  (depreciation) on investments--net                    364,848         2,031,139          (168,893)          549,523
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                     1,580,836         2,400,256           397,095           775,661
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                  (53,007)          (13,839)          (29,016)          (18,392)
Realized gain--net                                     (321,279)          (19,029)         (200,658)          (10,013)
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                    (374,286)          (32,868)         (229,674)          (28,405)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                           3,684,986         4,224,226           550,726           702,996
Shares issued on reinvestment of
  distributions                                         374,286            13,839           229,674            18,392
Shares redeemed                                      (3,495,292)       (1,180,401)       (1,141,561)         (512,060)
                                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                          563,980         3,057,664          (361,161)          209,328
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net
  assets                                              1,770,530         5,425,052          (193,740)          956,584
Beginning of period                                  11,002,909         5,577,857         3,256,494         2,299,910
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $    12,773,439   $    11,002,909   $     3,062,754   $     3,256,494
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                        $        94,029   $        50,792   $        41,614   $        26,803
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                             285,652           393,802            51,288            78,381
Shares issued on reinvestment of
  distributions                                          29,150             1,273            22,169             1,948
Shares redeemed                                        (261,398)         (101,994)         (104,685)          (52,066)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                            53,404           293,081           (31,228)           28,263
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                            ROSZEL/MLIM                    ROSZEL/FAYEZ SAROFIM
                                                          RELATIVE VALUE                      LARGE CAP CORE
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                          $       239,354   $       172,144   $         6,586   $         2,128
Realized gain on investments--net                     1,658,848           219,715           107,290            31,410
Change in unrealized appreciation
  (depreciation) on investments--net                    162,558         2,600,603           (78,893)          160,791
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                     2,060,760         2,992,462            34,983           194,329
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                 (172,730)          (20,941)           (2,714)           (4,530)
Realized gain--net                                     (212,131)               --           (27,006)               --
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                    (384,861)          (20,941)          (29,720)           (4,530)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                           1,336,192         7,954,763           298,186           482,516
Shares issued on reinvestment of
  distributions                                         384,861            20,941            29,720             4,530
Shares redeemed                                      (3,973,286)       (1,383,118)         (375,924)         (133,199)
                                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                       (2,252,233)        6,592,586           (48,018)          353,847
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net
  assets                                               (576,334)        9,564,107           (42,755)          543,646
Beginning of period                                  15,873,065         6,308,958         1,074,204           530,558
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $    15,296,731   $    15,873,065   $     1,031,449   $     1,074,204
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                        $       237,138   $       170,514   $         4,372   $           500
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                             109,231           792,028            25,907            47,814
Shares issued on reinvestment of
  distributions                                          31,859             2,033             2,668               448
Shares redeemed                                        (320,585)         (129,174)          (34,268)          (12,876)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                          (179,495)          664,887            (5,693)           35,386
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                        ROSZEL/INVESCO-NAM               ROSZEL/NICHOLAS-APPLEGATE
                                                          LARGE CAP CORE                     LARGE CAP GROWTH
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                   $        11,586   $         8,910   $         1,705   $        (1,667)
Realized gain on investments--net                       204,922            34,457           100,056            53,796
Change in unrealized appreciation
  (depreciation) on investments--net                   (115,628)          455,270            22,007           206,056
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                       100,880           498,637           123,768           258,185
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                   (9,496)           (5,414)               --            (3,879)
Realized gain--net                                      (38,271)               --           (39,743)               --
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                     (47,767)           (5,414)          (39,743)           (3,879)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                             898,498         1,331,029           364,198         1,018,200
Shares issued on reinvestment of
  distributions                                          47,767             5,414            39,743             3,879
Shares redeemed                                        (932,430)       (1,026,576)         (482,151)         (314,186)
                                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                           13,835           309,867           (78,210)          707,893
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase in net assets                             66,948           803,090             5,815           962,199
Beginning of period                                   2,414,525         1,611,435         1,507,918           545,719
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $     2,481,473   $     2,414,525   $     1,513,733   $     1,507,918
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                 $         9,372   $         7,282   $          (509)  $        (2,214)
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                              83,383           139,646            32,784           104,254
Shares issued on reinvestment of
  distributions                                           4,435               568             3,649               386
Shares redeemed                                         (85,781)         (103,622)          (43,162)          (30,499)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                             2,037            36,592            (6,729)           74,141
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                        ROSZEL/RITTENHOUSE                     ROSZEL/SENECA
                                                         LARGE CAP GROWTH                    LARGE CAP GROWTH
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                          $        51,958   $        13,477   $         3,192   $           308
Realized gain (loss) on
  investments--net                                      596,677           (22,316)          213,235           150,455
Change in unrealized appreciation
  (depreciation) on investments--net                   (252,871)        1,673,007           (51,002)          545,949
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                       395,764         1,664,168           165,425           696,712
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                  (14,064)           (6,362)             (894)           (4,763)
Realized gain--net                                           --                --          (109,517)               --
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                     (14,064)           (6,362)         (110,411)           (4,763)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                           1,802,202         4,242,588         1,451,267         1,634,331
Shares issued on reinvestment of
  distributions                                          14,064             6,362           110,411             4,763
Shares redeemed                                      (2,895,984)         (842,613)       (1,351,653)         (762,626)
                                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                       (1,079,718)        3,406,337           210,025           876,468
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net
  assets                                               (698,018)        5,064,143           265,039         1,568,417
Beginning of period                                  11,598,196         6,534,053         3,904,948         2,336,531
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $    10,900,178   $    11,598,196   $     4,169,987   $     3,904,948
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                 $        49,744   $        11,860   $           978   $        (1,320)
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                             163,786           431,628           130,124           159,619
Shares issued on reinvestment of
  distributions                                           1,291               647            10,157               479
Shares redeemed                                        (266,793)          (83,888)         (123,979)          (75,509)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                          (101,716)          348,387            16,302            84,589
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                         ROSZEL/VALENZUELA                     ROSZEL/SENECA
                                                           MID CAP VALUE                      MID CAP GROWTH
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                   $        (8,590)  $         4,255   $       (11,056)  $       (14,874)
Realized gain on investments--net                       558,170           138,028            90,469           344,329
Change in unrealized appreciation
  (depreciation) on investments--net                   (135,595)        1,028,455           127,753           441,075
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                       413,985         1,170,738           207,166           770,530
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                   (4,432)           (7,380)               --            (2,822)
Realized gain--net                                      (16,472)               --          (288,507)               --
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                     (20,904)           (7,380)         (288,507)           (2,822)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                             445,132         1,279,589           775,981         1,834,553
Shares issued on reinvestment of
  distributions                                          20,904             7,380           288,507             2,822
Shares redeemed                                      (1,652,434)         (675,238)       (1,421,320)         (705,596)
                                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                       (1,186,398)          611,731          (356,832)        1,131,779
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net
  assets                                               (793,317)        1,775,089          (438,173)        1,899,487
Beginning of period                                   4,914,627         3,139,538         3,764,333         1,864,846
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $     4,121,310   $     4,914,627   $     3,326,160   $     3,764,333
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                 $        (1,583)  $         2,626   $        (1,581)  $        (2,214)
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                              41,812           145,709            73,080           189,268
Shares issued on reinvestment of
  distributions                                           1,944               828            28,396               283
Shares redeemed                                        (154,425)          (73,872)         (135,372)          (70,181)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                          (110,669)           72,665           (33,896)          119,370
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                            ROSZEL/NWQ                        ROSZEL/DELAWARE
                                                          SMALL CAP VALUE                  SMALL-MID CAP GROWTH
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                   $         9,546   $         9,407   $       (20,818)  $       (13,350)
Realized gain (loss) on
    investments--net                                  1,008,692           498,654           144,268           (10,573)
Change in unrealized appreciation
  (depreciation) on investments--net                    513,113         1,225,527           240,255           597,546
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                     1,531,351         1,733,588           363,705           573,623
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                   (8,465)           (6,697)               --              (504)
Realized gain--net                                     (505,703)               --                --                --
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                    (514,168)           (6,697)               --              (504)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                           1,953,935         2,586,039         1,398,890           931,145
Shares issued on reinvestment of
  distributions                                         514,168             6,697                --               504
Shares redeemed                                      (2,425,475)       (1,247,027)         (747,699)         (457,092)
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets
  derived from capital share
  transactions                                           42,628         1,345,709           651,191           474,557
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase in net assets                          1,059,811         3,072,600         1,014,896         1,047,676
Beginning of period                                   5,127,166         2,054,566         2,460,186         1,412,510
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $     6,186,977   $     5,127,166   $     3,475,082   $     2,460,186
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                 $         7,332   $         7,779   $        (1,584)  $        (2,215)
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                             157,510           290,622           128,714           101,257
Shares issued on reinvestment of
  distributions                                          43,135               737                --                57
Shares redeemed                                        (192,129)         (123,706)          (68,715)          (49,774)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE IN SHARES
  OUTSTANDING                                             8,516           167,653            59,999            51,540
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                           ROSZEL/LAZARD                   ROSZEL/WILLIAM BLAIR
                                                           INTERNATIONAL                       INTERNATIONAL
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                          $        60,445   $        26,798   $        38,935   $        49,274
Realized gain on investments--net                       337,762             4,483           706,845           199,792
Change in unrealized appreciation
  (depreciation) on investments--net                    379,313           659,099          (437,045)          700,480
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                       777,520           690,380           308,735           949,546
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                  (27,386)           (4,188)          (49,861)           (5,769)
Realized gain--net                                      (22,102)               --          (178,509)               --
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                     (49,488)           (4,188)         (228,370)           (5,769)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                           2,378,037         2,842,200           686,859         1,175,551
Shares issued on reinvestment of
  distributions                                          49,488             4,188           228,370             5,769
Shares redeemed                                      (1,973,874)       (1,012,785)       (1,416,511)       (1,130,223)
                                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                          453,651         1,833,603          (501,282)           51,097
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net
  assets                                              1,181,683         2,519,795          (420,917)          994,874
Beginning of period                                   3,645,493         1,125,698         3,413,694         2,418,820
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $     4,827,176   $     3,645,493   $     2,992,777   $     3,413,694
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                        $        58,230   $        25,171   $        45,127   $        47,647
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                             203,245           298,180            58,075           128,105
Shares issued on reinvestment of
  distributions                                           4,252               436            20,500               591
Shares redeemed                                        (159,814)         (107,897)         (122,841)         (113,300)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                            47,683           190,719           (44,266)           15,396
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                        ROSZEL/LORD ABBETT                      ROSZEL/MLIM
                                                       GOVERNMENT SECURITIES                   FIXED-INCOME
                                                             PORTFOLIO                           PORTFOLIO
                                                ---------------------------------   ---------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     2004              2003              2004              2003
                                                ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                          $       370,079   $       271,884   $       434,180   $       324,857
Realized gain (loss) on
  investments--net                                       12,547           (18,274)            5,182            10,633
Change in unrealized appreciation
  (depreciation) on investments--net                     88,672           (79,036)          (91,866)           (9,588)
                                                ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                       471,298           174,574           347,496           325,902
                                                ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                 (385,814)         (365,395)         (485,293)         (428,061)
Realized gain--net                                           --           (15,450)               --              (300)
                                                ---------------   ---------------   ---------------   ---------------
Total distributions                                    (385,814)         (380,845)         (485,293)         (428,361)
                                                ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                           1,496,047         6,362,706         1,962,730         8,061,274
Shares issued on reinvestment of
  distributions                                         385,814           365,395           485,293           428,061
Shares redeemed                                      (4,451,650)       (2,942,056)       (4,698,790)       (1,806,683)
                                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                       (2,569,789)        3,786,045        (2,250,767)        6,682,652
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net
  assets                                             (2,484,305)        3,579,774        (2,388,564)        6,580,193
Beginning of period                                  12,728,943         9,149,169        17,957,514        11,377,321
                                                ---------------   ---------------   ---------------   ---------------
End of period                                   $    10,244,638   $    12,728,943   $    15,568,950   $    17,957,514
                                                ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                        $        34,483   $         4,746   $        43,622   $         2,173
                                                ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                             145,713           607,716           195,052           790,471
Shares issued on reinvestment of
  distributions                                          37,391            35,147            48,262            42,129
Shares redeemed                                        (430,616)         (283,062)         (466,014)         (178,007)
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                          (247,512)          359,801          (222,700)          654,593
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from sales and maturities of investments                              $    79,830,965
    Purchases of investments                                                           (77,891,439)
    Net decrease in short-term investments                                               1,041,931
    Net investment income                                                                  370,079
    ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY
      OPERATING ACTIVITIES:
      Net decrease in receivables related to operations                                     12,091
      Net increase in payables related to operations                                           942
      Net accretion of discounts and premiums                                              (32,816)
                                                                                   ---------------
    Net cash provided by operating activities                                            3,331,753
                                                                                   ---------------

  CASH FLOWS FROM FINANCING ACTIVITIES:
    Net capital share transactions*                                                     (2,358,954)
    Cash distributions paid                                                                     --
                                                                                   ---------------
    Net cash used for financing activities                                              (2,358,954)
                                                                                   ---------------
    Net increase in cash                                                                   972,799
  CASH AT BEGINNING OF PERIOD                                                                   --
                                                                                   ---------------
  CASH AT END OF PERIOD                                                            $       972,799
                                                                                   ===============

----------
* NONCASH FINANCING ACTIVITIES NOT INCLUDED HEREIN CONSIST OF REINVESTMENT OF DISTRIBUTIONS OF $385,814.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE PORTFOLIOS SINCE INCEPTION. PER SHARE OPERATING PERFORMANCE REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. TOTAL RETURN REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE PORTFOLIOS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                                              ROSZEL/LORD ABBETT
                                                                                LARGE CAP VALUE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      12.90      $       9.96      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.10              0.07              0.04
Realized and unrealized gain (loss) on investments--net                1.49              2.91             (0.08)**
                                                               ------------      ------------      ------------
Total from investment operations                                       1.59              2.98             (0.04)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.06)            (0.02)               --
   Realized gain--net                                                 (0.34)            (0.02)               --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.40)            (0.04)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      14.09      $      12.90      $       9.96
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      12.61%            30.00%            (0.40)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 1.49%             1.92%             6.01%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.10%             1.08%             1.05%(d)
Investment income (loss)--net before expense
   reductions (e)                                                      0.40%            (0.21)%           (4.13)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                          0.79%             0.61%             0.78%(d)
Investment income--net of all reductions (g)                           0.79%             0.63%             0.83%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     12,773      $     11,003      $      5,578
                                                               ============      ============      ============
Portfolio turnover rate                                                  36%               28%               13%
                                                               ============      ============      ============

                                                                                 ROSZEL/LEVIN
                                                                                LARGE CAP VALUE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      10.90      $       8.51      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.16              0.09              0.12
Realized and unrealized gain (loss) on investments--net                1.31              2.39             (1.61)
                                                               ------------      ------------      ------------
Total from investment operations                                       1.47              2.48             (1.49)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.12)            (0.06)               --
   Realized gain--net                                                 (0.80)            (0.03)               --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.92)            (0.09)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.45      $      10.90      $       8.51
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      14.30%            29.26%           (14.90)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 3.01%             3.34%            11.09%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.04%             1.08%             0.95%(d)
Investment loss--net before expense reductions (e)                    (0.50)%           (1.27)%           (7.38)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                          1.41%             0.97%             2.61%(d)
Investment income--net of all reductions (g)                           1.47%             0.99%             2.76%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      3,063      $      3,256      $      2,300
                                                               ============      ============      ============
Portfolio turnover rate                                                  94%               97%               21%
                                                               ============      ============      ============

See Notes to Financial Statements.

                                                                                  ROSZEL/MLIM
                                                                                RELATIVE VALUE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.91      $       9.44      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.18              0.16              0.06
Realized and unrealized gain (loss) on investments--net                1.46              2.33             (0.62)**
                                                               ------------      ------------      ------------
Total from investment operations                                       1.64              2.49             (0.56)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.13)            (0.02)               --
   Realized gain--net                                                 (0.16)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.29)            (0.02)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      13.26      $      11.91      $       9.44
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      14.03%            26.41%            (5.60)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 1.38%             1.64%             5.23%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.10%             1.10%             1.10%(d)
Investment income (loss)--net before expense
   reductions (e)                                                      1.23%             1.01%            (2.84)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                          1.51%             1.55%             1.29%(d)
Investment income--net of all reductions (g)                           1.51%             1.55%             1.29%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     15,297      $     15,873      $      6,309
                                                               ============      ============      ============
Portfolio turnover rate                                                  26%               12%               15%
                                                               ============      ============      ============

                                                                             ROSZEL/FAYEZ SAROFIM
                                                                                LARGE CAP CORE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.42      $       9.04      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.08              0.03              0.02
Realized and unrealized gain (loss) on investments--net                0.51              2.40             (0.98)
                                                               ------------      ------------      ------------
Total from investment operations                                       0.59              2.43             (0.96)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.03)            (0.05)               --
   Realized gain--net                                                 (0.31)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.34)            (0.05)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.67      $      11.42      $       9.04
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       5.27%            27.00%            (9.60)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 6.36%             9.10%            39.23%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.10%             1.10%             1.04%(d)
Investment loss--net before expense reductions (e)                    (4.56)%           (7.74)%          (37.85)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                          0.70%             0.26%             0.28%(d)
Investment income--net of all reductions (g)                           0.70%             0.26%             0.34%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      1,031      $      1,074      $        531
                                                               ============      ============      ============
Portfolio turnover rate                                                 116%               84%               29%
                                                               ============      ============      ============

See Notes to Financial Statements.

                                                                              ROSZEL/INVESCO-NAM
                                                                                LARGE CAP CORE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.07      $       8.88      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.05              0.04              0.02
Realized and unrealized gain (loss) on investments--net                0.36              2.17             (1.14)
                                                               ------------      ------------      ------------
Total from investment operations                                       0.41              2.21             (1.12)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.04)            (0.02)               --
   Realized gain--net                                                 (0.17)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.21)            (0.02)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.27      $      11.07      $       8.88
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       3.81%            24.92%           (11.20)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 3.09%             3.90%            16.20%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.10%             1.10%             1.10%(d)
Investment loss--net before expense reductions (e)                    (1.53)%           (2.39)%          (14.72)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                          0.46%             0.41%             0.38%(d)
Investment income--net of all reductions (g)                           0.46%             0.41%             0.38%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      2,481      $      2,415      $      1,611
                                                               ============      ============      ============
Portfolio turnover rate                                                  47%               57%               13%
                                                               ============      ============      ============

                                                                           ROSZEL/NICHOLAS-APPLEGATE
                                                                               LARGE CAP GROWTH
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.14      $       8.91      $      10.00
                                                               ------------      ------------      ------------
Investment income (loss)--net (a)(g)                                   0.01             (0.01)            (0.01)
Realized and unrealized gain (loss) on investments--net                0.93              2.27             (1.08)
                                                               ------------      ------------      ------------
Total from investment operations                                       0.94              2.26             (1.09)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                                --             (0.03)               --
   Realized gain--net                                                 (0.31)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.31)            (0.03)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.77      $      11.14      $       8.91
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       8.70%            25.42%           (10.20)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 4.53%             6.57%            35.23%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.06%             1.04%             1.10%(d)
Investment loss--net before expense reductions (e)                    (3.35)%           (5.68)%          (34.27)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                          0.08%            (0.21)%           (0.14)%(d)
Investment income (loss)--net of all reductions (g)                    0.12%            (0.15)%           (0.14)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      1,514      $      1,508      $        546
                                                               ============      ============      ============
Portfolio turnover rate                                                 150%              173%               98%
                                                               ============      ============      ============

See Notes to Financial Statements.

                                                                              ROSZEL/RITTENHOUSE
                                                                                LARGE CAP CORE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      10.88      $       9.11      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.05              0.01              0.01
Realized and unrealized gain (loss) on investments--net                0.39              1.77             (0.90)
                                                               ------------      ------------      ------------
Total from investment operations                                       0.44              1.78             (0.89)
                                                               ------------      ------------      ------------
Distributions to shareholders from
   investment income--net                                             (0.01)            (0.01)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.31      $      10.88      $       9.11
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       4.08%            19.51%            (8.90)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 1.52%             1.74%             5.05%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.10%             1.04%             1.03%(d)
Investment income (loss)--net before expense
   reductions (e)                                                      0.04%            (0.56)%           (3.85)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                          0.46%             0.08%             0.10%(d)
Investment income--net of all reductions (g)                           0.46%             0.14%             0.17%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     10,900      $     11,598      $      6,534
                                                               ============      ============      ============
Portfolio turnover rate                                                  28%               15%                6%
                                                               ============      ============      ============

                                                                                 ROSZEL/SENECA
                                                                                LARGE CAP CORE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.32      $       8.97      $      10.00
                                                               ------------      ------------      ------------
Investment income (loss)--net (a)(g)                                   0.01             (0.00)+            0.01
Realized and unrealized gain (loss) on investments--net                0.48              2.37             (1.04)
                                                               ------------      ------------      ------------
Total from investment operations                                       0.49              2.37             (1.03)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.00)+           (0.02)               --
   Realized gain--net                                                 (0.27)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.27)            (0.02)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.54      $      11.32      $       8.97
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       4.53%            26.40%           (10.30)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 2.27%             3.07%            10.21%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     0.89%             0.94%             1.02%(d)
Investment loss--net before expense reductions (e)                    (1.30)%           (2.12)%           (9.06)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                         (0.13)%           (0.15)%            0.05%(d)
Investment income--net of all reductions (g)                           0.08%             0.01%             0.13%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      4,170      $      3,905      $      2,337
                                                               ============      ============      ============
Portfolio turnover rate                                                 149%              103%               72%
                                                               ============      ============      ============

See Notes to Financial Statements.

                                                                               ROSZEL/VALENZUELA
                                                                                 MID CAP VALUE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      10.53      $       7.96      $      10.00
                                                               ------------      ------------      ------------
Investment income (loss)--net (a)(g)                                  (0.02)             0.01              0.02
Realized and unrealized gain (loss) on investments--net                1.11              2.58             (2.06)
                                                               ------------      ------------      ------------
Total from investment operations                                       1.09              2.59             (2.04)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.01)            (0.02)               --
   Realized gain--net                                                 (0.04)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.05)            (0.02)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.57      $      10.53      $       7.96
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      10.37%            32.53%           (20.40)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 2.16%             2.62%             9.34%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     1.10%             1.05%             1.10%(d)
Investment loss--net before expense reductions (e)                    (1.25)%           (1.46)%           (7.68)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                         (0.19)%            0.06%             0.56%(d)
Investment income (loss)--net of all reductions (g)                   (0.19)%            0.11%             0.56%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      4,121      $      4,915      $      3,140
                                                               ============      ============      ============
Portfolio turnover rate                                                  62%               67%               69%
                                                               ============      ============      ============

                                                                                 ROSZEL/SENECA
                                                                                MID CAP GROWTH
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.21      $       8.61      $      10.00
                                                               ------------      ------------      ------------
Investment loss--net (a)(g)                                           (0.03)            (0.05)            (0.01)
Realized and unrealized gain (loss) on investments--net                0.67              2.66             (1.38)
                                                               ------------      ------------      ------------
Total from investment operations                                       0.64              2.61             (1.39)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                                --             (0.01)               --
   Realized gain--net                                                 (0.84)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.84)            (0.01)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.01      $      11.21      $       8.61
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       6.33%            30.32%           (13.90)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 2.52%             3.20%            13.51%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.10%             1.10%             1.10%(d)
Expenses net of all reductions (g)                                     0.87%             0.97%             0.91%(d)
Investment loss--net before expense reductions (e)                    (1.95)%           (2.73)%          (12.92)%(d)
Investment loss--net of waivers and reimbursements,
   if any (f)                                                         (0.53)%           (0.63)%           (0.51)%(d)
Investment loss--net of all reductions (g)                            (0.30)%           (0.50)%           (0.32)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      3,326      $      3,764      $      1,865
                                                               ============      ============      ============
Portfolio turnover rate                                                 180%              179%               53%
                                                               ============      ============      ============

See Notes to Financial Statements.

                                                                                  ROSZEL/NWQ
                                                                                SMALL CAP VALUE
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.84      $       7.74      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.02              0.02              0.02
Realized and unrealized gain (loss) on investments--net                3.29              4.10             (2.28)
                                                               ------------      ------------      ------------
Total from investment operations                                       3.31              4.12             (2.26)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.02)            (0.02)               --
   Realized gain--net                                                 (1.12)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (1.14)            (0.02)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      14.01      $      11.84      $       7.74
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      29.65%            53.24%           (22.60)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 1.99%             2.73%            12.22%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.15%             1.15%             1.15%(d)
Expenses net of all reductions (g)                                     1.11%             1.02%             0.95%(d)
Investment loss--net before expense reductions (e)                    (0.71)%           (1.46)%          (10.68)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                          0.13%             0.12%             0.39%(d)
Investment income--net of all reductions (g)                           0.17%             0.25%             0.59%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      6,187      $      5,127      $      2,055
                                                               ============      ============      ============
Portfolio turnover rate                                                  46%               45%               10%
                                                               ============      ============      ============

                                                                                ROSZEL/DELAWARE
                                                                             SMALL-MID CAP GROWTH
                                                                                   PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      10.38      $       7.62      $      10.00
                                                               ------------      ------------      ------------
Investment loss--net (a)(g)                                           (0.08)            (0.06)            (0.04)
Realized and unrealized gain (loss) on investments--net                1.40              2.82             (2.34)
                                                               ------------      ------------      ------------
Total from investment operations                                       1.32              2.76             (2.38)
                                                               ------------      ------------      ------------
Distributions to shareholders from
   investment income--net                                                --             (0.00)+              --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      11.70      $      10.38      $       7.62
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      12.72%            36.26%           (23.80)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 2.84%             4.69%            17.03%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.15%             1.16%(h)          1.25%(d)
Expenses net of all reductions (g)                                     1.15%             1.15%             1.23%(d)
Investment loss--net before expense reductions (e)                    (2.40)%           (4.27)%          (16.78)%(d)
Investment loss--net of waivers and reimbursements,
   if any (f)                                                         (0.71)%           (0.74)%           (1.00)%(d)
Investment loss--net of all reductions (g)                            (0.71)%           (0.73)%           (0.98)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      3,475      $      2,460      $      1,413
                                                               ============      ============      ============
Portfolio turnover rate                                                  42%              115%               51%
                                                               ============      ============      ============

See Notes to Financial Statements.

                                                                                 ROSZEL/LAZARD
                                                                            INTERNATIONAL PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.51      $       8.93      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.15              0.12              0.00+
Realized and unrealized gain (loss) on investments--net                1.71              2.48             (1.07)
                                                               ------------      ------------      ------------
Total from investment operations                                       1.86              2.60             (1.07)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.07)            (0.02)               --
   Realized gain--net                                                 (0.05)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.12)            (0.02)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      13.25      $      11.51      $       8.93
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      16.30%            29.12%           (10.70)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 2.20%             3.96%            31.35%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.15%             1.15%             1.15%(d)
Expenses net of all reductions (g)                                     1.15%             1.15%             1.15%(d)
Investment income (loss)--net before expense
   reductions (e)                                                      0.23%            (1.61)%          (30.13)%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                          1.28%             1.20%             0.07%(d)
Investment income--net of all reductions (g)                           1.28%             1.20%             0.07%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      4,827      $      3,645      $      1,126
                                                               ============      ============      ============
Portfolio turnover rate                                                  30%               28%                3%
                                                               ============      ============      ============

                                                                             ROSZEL/WILLIAM BLAIR
                                                                            INTERNATIONAL PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      11.90      $       8.91      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.15              0.16              0.01
Realized and unrealized gain (loss) on investments--net                1.16              2.85             (1.10)
                                                               ------------      ------------      ------------
Total from investment operations                                       1.31              3.01             (1.09)
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.19)            (0.02)               --
   Realized gain--net                                                 (0.68)               --                --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.87)            (0.02)               --
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      12.34      $      11.90      $       8.91
                                                               ============      ============      ============
TOTAL RETURN (b)                                                      11.83%            33.80%           (10.90)%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 2.83%             3.17%             9.47%(d)
Expenses net of waivers and reimbursements, if any (f)                 1.15%             1.15%             1.15%(d)
Expenses net of all reductions (g)                                     1.12%             1.14%             1.15%(d)
Investment loss--net before expense reductions (e)                    (0.44)%           (0.43)%           (8.06)%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                          1.24%             1.59%             0.26%(d)
Investment income--net of all reductions (g)                           1.27%             1.60%             0.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      2,993      $      3,414      $      2,419
                                                               ============      ============      ============
Portfolio turnover rate                                                 168%              117%               35%
                                                               ============      ============      ============

See Notes to Financial Statements.

                                                                              ROSZEL/LORD ABBETT
                                                                        GOVERNMENT SECURITIES PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      10.33      $      10.49      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.40              0.25              0.12
Realized and unrealized gain (loss) on investments--net                0.05             (0.07)             0.45
                                                               ------------      ------------      ------------
Total from investment operations                                       0.45              0.18              0.57
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.37)            (0.33)            (0.08)
   Realized gain--net                                                    --             (0.01)               --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.37)            (0.34)            (0.08)
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      10.41      $      10.33      $      10.49
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       4.11%             1.79%             5.70%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 1.42%             1.56%             3.82%(d)
Expenses net of waivers and reimbursements, if any (f)                 0.95%             0.96%             0.95%(d)
Expenses net of all reductions (g)                                     0.95%             0.96%             0.95%(d)
Investment income (loss)--net before expense
   reductions (e)                                                      2.66%             1.81%            (0.65)%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                          3.13%             2.41%             2.22%(d)
Investment income--net of all reductions (g)                           3.13%             2.41%             2.22%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     10,245      $     12,729      $      9,149
                                                               ============      ============      ============
Portfolio turnover rate                                                 406%              273%              107%
                                                               ============      ============      ============

                                                                                  ROSZEL/MLIM
                                                                            FIXED-INCOME PORTFOLIO
                                                             ----------------------------------------------------
                                                                                                      JULY 1,
                                                                                                     2002* TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                   2004              2003              2002
                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      10.14      $      10.19      $      10.00
                                                               ------------      ------------      ------------
Investment income--net (a)(g)                                          0.26              0.22              0.11
Realized and unrealized gain (loss) on investments--net               (0.02)             0.02              0.16
                                                               ------------      ------------      ------------
Total from investment operations                                       0.24              0.24              0.27
                                                               ------------      ------------      ------------
Distributions to shareholders from:
   Investment income--net                                             (0.33)            (0.29)            (0.08)
   Realized gain--net                                                    --             (0.00)+              --
                                                               ------------      ------------      ------------
Total distributions                                                   (0.33)            (0.29)            (0.08)
                                                               ------------      ------------      ------------
Net asset value, end of period                                 $      10.05      $      10.14      $      10.19
                                                               ============      ============      ============
TOTAL RETURN (b)                                                       2.04%             2.37%             2.74%(c)
                                                               ============      ============      ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                 1.22%             1.43%             3.66%(d)
Expenses net of waivers and reimbursements, if any (f)                 0.97%(i)          1.00%             1.00%(d)
Expenses net of all reductions (g)                                     0.97%             1.00%             1.00%(d)
Investment income (loss)--net before expense
   reductions (e)                                                      2.35%             1.73%            (0.40)%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                          2.60%             2.16%             2.26%(d)
Investment income--net of all reductions (g)                           2.60%             2.16%             2.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $     15,569      $     17,958      $     11,377
                                                               ============      ============      ============
Portfolio turnover rate                                                  38%               24%               38%
                                                               ============      ============      ============

See Notes to Financial Statements.

----------

NOTES TO FINANCIAL HIGHLIGHTS:

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

** THE AMOUNTS SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ARE NOT IN ACCORD WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN (LOSS) BECAUSE OF THE TIMING OF SALES AND REPURCHASES OF THE PORTFOLIO'S SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS IN THE PORTFOLIO.

+    PER SHARE AMOUNT IS LESS THAN $0.01.

(a)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE RESPECTIVE PERIODS.

(b) TOTAL RETURNS ARE BASED ON CHANGES IN NET ASSET VALUES FOR THE PERIODS SHOWN, AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (IF ANY) FOR THE PORTFOLIO AT NET ASSET VALUE ON THE EX-DIVIDEND DATE. TOTAL RETURNS INCLUDE THE EFFECT OF EXPENSE REDUCTIONS RESULTING FROM ADVISORY FEE WAIVERS, EXPENSE REIMBURSEMENTS IN EXCESS OF EXPENSE LIMITATIONS AND COMMISSION RECAPTURE AGREEMENTS (IF ANY). TOTAL RETURNS WOULD HAVE BEEN LOWER WITHOUT EXPENSE REDUCTIONS. TOTAL RETURNS DO NOT INCLUDE INSURANCE COMPANY SEPARATE ACCOUNT RELATED FEES AND EXPENSES. SUCH FEES AND EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PAST RESULTS SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. TOTAL RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SUCH THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

(e) DOES NOT INCLUDE ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS OR EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS.

(f) INCLUDES ADVISORY WAIVERS AND EXPENSE REIMBURSEMENTS AND EXCLUDES EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(g) INCLUDES ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS AND EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(h) THE PORTFOLIO'S EXPENSE RATIO NET OF WAIVERS AND REIMBURSEMENTS WAS LOWERED FROM 1.25% TO 1.15% EFFECTIVE MARCH 3, 2003. THE RATIO SHOWN REFLECTS THE EFFECT OF THE HIGHER EXPENSE RATIO FOR THE PERIOD JANUARY 1 THROUGH MARCH 2, 2003.

(i) THE PORTFOLIO'S EXPENSE RATIO NET OF WAIVERS AND REIMBURSEMENTS WAS LOWERED FROM 1.00% TO 0.95% EFFECTIVE MAY 1, 2004. THE RATIO SHOWN REFLECTS THE EFFECT OF THE HIGHER EXPENSE RATIO FOR THE PERIOD JANUARY 1 THROUGH APRIL 30, 2004.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

   MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Sixteen Portfolios are included in this annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio (formerly Roszel/Sound Large Cap Core Portfolio), Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/William Blair International Portfolio (formerly Roszel/Credit Suisse International Portfolio), Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

   (a) VALUATION OF INVESTMENTS--Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator (J.P. Morgan Investor Services Co.) if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees.

   (b) REPURCHASE AGREEMENTS--Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve

System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

   (c) FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

   (d) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

   (e) EXPENSES--Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

   (f) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and MLIM Fixed Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

   (g) DELAYED DELIVERY TRANSACTIONS--Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel Valenzuela Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

   (h) DOLLAR ROLL TRANSACTIONS--The Roszel/Lord Abbett Government Securities Portfolio and the Roszel/MLIM Fixed-Income Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

   During the year ended December 31, 2004, the following Portfolio engaged in dollar roll transactions as follows:

                                                                                                AVERAGE
                                        MAXIMUM      PRINCIPAL      AVERAGE       AVERAGE       AMOUNT
                                         AMOUNT        AMOUNT        AMOUNT        SHARES      PER SHARE
                                      OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING      FEE
                                         DURING        AS OF         DURING        DURING        DURING       INCOME
 PORTFOLIO                             THE PERIOD     12/31/04     THE PERIOD    THE PERIOD    THE PERIOD     EARNED
-----------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Government
  Securities Portfolio                $ 8,021,896   $   780,000   $ 3,717,931     1,142,415   $      3.25   $    89,193

   The average amount outstanding during the year ended December 31, 2004 was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period.

   (i) TAXES--Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

   Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2004 as follows:

                                                      UNDISTRIBUTED     ACCUMULATED
                                                     NET INVESTMENT     NET REALIZED        PAID-IN
PORTFOLIO                                             INCOME (LOSS)      GAIN (LOSS)        CAPITAL
-------------------------------------------------------------------------------------------------------
Roszel/Rittenhouse Large Cap Growth Portfolio        $          (10)         $     --    $           10
Roszel/Valenzuela Mid Cap Value Portfolio                     8,813            (8,813)               --
Roszel/Seneca Mid Cap Growth Portfolio                       11,689                --           (11,689)
Roszel/NWQ Small Cap Value Portfolio                         (1,528)              815               713
Roszel/Delaware Small-Mid Cap Growth Portfolio               21,449                --           (21,449)
Roszel/William Blair International Portfolio                  8,406            (8,406)               --
Roszel/Lord Abbett Government Securities Portfolio           45,472           (45,472)               --
Roszel/MLIM Fixed-Income Portfolio                           92,562           (92,562)               --

   Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. For the period from November 1, 2004 to December 31, 2004, the following Portfolios incurred and elected to defer until January 1, 2005 for U.S. Federal income tax purposes net capital losses as stated below:

                                                                                          POST OCTOBER
PORTFOLIO                                                                                CAPITAL LOSSES
-------------------------------------------------------------------------------------------------------
Roszel/Delaware Small-Mid Cap Growth Portfolio                                           $       32,133
Roszel/MLIM Fixed-Income Portfolio                                                               14,589

   On December 31, 2004, the following Portfolios had unused capital losses available for Federal income tax purposes through the indicated expiration dates:

                                                                               EXPIRATION DATE DECEMBER 31,
                                                                               ----------------------------
PORTFOLIO                                                                            2011           2012
-----------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Government Securities Portfolio                               $    86,583    $    45,003
Roszel/MLIM Fixed-Income Portfolio                                                    79,760         79,760

   The tax character of distributions paid during 2004 and 2003 were as follows:

                                                                    2004 DISTRIBUTIONS PAID FROM
                                                               ---------------------------------------   2003 DISTRIBUTIONS
                                                                                        LONG-TERM            PAID FROM
PORTFOLIO                                                       ORDINARY INCOME        CAPITAL GAIN       ORDINARY INCOME
---------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                   $          336,019   $           38,267   $           32,868
Roszel/Levin Large Cap Value Portfolio                                    211,882               17,792               28,405
Roszel/MLIM Relative Value Portfolio                                      197,561              187,300               20,941
Roszel/Fayez Sarofim Large Cap Core Portfolio                              16,752               12,968                4,530
Roszel/INVESCO-NAM Large Cap Core Portfolio                                17,926               29,841                5,414
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                       36,588                3,155                3,879
Roszel/Rittenhouse Large Cap Growth Portfolio                              14,064                   --                6,362
Roszel/Seneca Large Cap Growth Portfolio                                   65,440               44,971                4,763
Roszel/Valenzuela Mid Cap Value Portfolio                                  15,630                5,274                7,380
Roszel/Seneca Mid Cap Growth Portfolio                                    281,800                6,707                2,822
Roszel/NWQ Small Cap Value Portfolio                                      412,651              101,517                6,697
Roszel/Delaware Small-Mid Cap Growth Portfolio                                 --                   --                  504
Roszel/Lazard International Portfolio                                      49,488                   --                4,188
Roszel/William Blair International Portfolio                              193,920               34,450                5,769
Roszel/Lord Abbett Government Securities Portfolio                        385,814                   --              380,845
Roszel/MLIM Fixed-Income Portfolio                                        485,293                   --              428,361

   At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                     UNDISTRIBUTED
                                                                UNDISTRIBUTED         LONG-TERM
PORTFOLIO                                                      ORDINARY INCOME       CAPITAL GAIN
--------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                   $        146,884   $      1,068,635
Roszel/Levin Large Cap Value Portfolio                                  255,427            310,636
Roszel/MLIM Relative Value Portfolio                                    344,646          1,546,650
Roszel/Fayez Sarofim Large Cap Core Portfolio                            29,556             82,111
Roszel/INVESCO-NAM Large Cap Core Portfolio                              41,891            173,165
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                     10,871             88,718
Roszel/Rittenhouse Large Cap Growth Portfolio                            51,327            538,569
Roszel/Seneca Large Cap Growth Portfolio                                  3,641            212,154
Roszel/Valenzuela Mid Cap Value Portfolio                                18,183            529,676
Roszel/Seneca Mid Cap Growth Portfolio                                       --             90,467
Roszel/NWQ Small Cap Value Portfolio                                    290,196            726,282
Roszel/Delaware Small-Mid Cap Growth Portfolio                               --            123,684
Roszel/Lazard International Portfolio                                    71,666            320,593
Roszel/William Blair International Portfolio                            245,222            515,719
Roszel/Lord Abbett Government Securities Portfolio                       36,066                 --
Roszel/MLIM Fixed-Income Portfolio                                       47,572                 --

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

   The Trust has entered into a Management Agreement with the Advisor. For the year ended December 31, 2004, the annual investment advisory fees as a percentage of average daily net assets were as follows:

PORTFOLIO                                                                           ADVISORY FEE
------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                                            0.80%
Roszel/Levin Large Cap Value Portfolio                                                  0.80%
Roszel/MLIM Relative Value Portfolio                                                    0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio                                           0.80%
Roszel/INVESCO-NAM Large Cap Core Portfolio                                             0.80%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                    0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio                                           0.80%
Roszel/Seneca Large Cap Growth Portfolio                                                0.80%
Roszel/Valenzuela Mid Cap Value Portfolio                                               0.80%
Roszel/Seneca Mid Cap Growth Portfolio                                                  0.80%
Roszel/NWQ Small Cap Value Portfolio                                                    0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio                                          0.85%
Roszel/Lazard International Portfolio                                                   0.85%
Roszel/William Blair International Portfolio                                            0.85%
Roszel/Lord Abbett Government Securities Portfolio                                      0.65%
Roszel/MLIM Fixed-Income Portfolio                                                      0.67%*

* THE PORTFOLIO'S ADVISORY FEE WAS LOWERED FROM 0.70% TO 0.65% EFFECTIVE MAY 1, 2004. THE RATIO SHOWN REFLECTS THE EFFECT OF THE HIGHER ADVISORY FEE RATIO FOR THE PERIOD JANUARY 1 THROUGH APRIL 30, 2004.

   Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Advisor serves as subadvisor for the Roszel/MLIM Relative Value and Roszel/MLIM Fixed-Income Portfolios. MLIM's subadvisory fees are paid by the Advisor. MLIM is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/MLIM Relative Value Portfolio. For the four months ended April 30, 2004, MLIM was paid an annual fee of 0.25% of the average daily net assets of the Roszel/MLIM Fixed-Income Portfolio. Effective May 1, 2004, MLIM is paid an annual fee of 0.20% of the average daily net assets of the Roszel/MLIM Fixed-Income Portfolio.

   For the year ended December 31, 2004, the following Portfolios placed a portion of their portfolio transactions with brokerage firms, which are affiliates of the Advisor:

                                                                                                   COMMISSIONS
PORTFOLIO                                                             BROKER                          PAID
--------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                  Merrill Lynch & Co.                   $    2,036
                                                              Citation Financial Group                   2,225
Roszel/Levin Large Cap Value Portfolio                        Merrill Lynch & Co.                          805
                                                              Citation Financial Group                   1,795
Roszel/MLIM Relative Value Portfolio                          Merrill Lynch & Co.                        1,015
Roszel/Fayez Sarofim Large Cap Core Portfolio                 Merrill Lynch & Co.                           93
Roszel/INVESCO-NAM Large Cap Core Portfolio                   Merrill Lynch & Co.                           87
Roszel/Nicholas-Applegate Large Cap Growth Portfolio          Merrill Lynch & Co.                        1,697
                                                              Citation Financial Group                   1,092
                                                              Broadcourt Capital                           458
Roszel/Rittenhouse Large Cap Growth Portfolio                 Citation Financial Group                     220
Roszel/Seneca Large Cap Growth Portfolio                      Merrill Lynch & Co.                          934
                                                              Citation Financial Group                   4,852
Roszel/Valenzuela Mid Cap Value Portfolio                     Merrill Lynch & Co.                          901
Roszel/Seneca Mid Cap Growth Portfolio                        Merrill Lynch & Co.                          720
                                                              Citation Financial Group                   2,933
Roszel/NWQ Small Cap Value Portfolio                          Merrill Lynch & Co.                          305
                                                              Citation Financial Group                   3,333
Roszel/Delaware Small-Mid Cap Growth Portfolio                Merrill Lynch & Co.                        1,994
                                                              Citation Financial Group                     508

                                                                                                   COMMISSIONS
PORTFOLIO                                                             BROKER                          PAID
--------------------------------------------------------------------------------------------------------------
Roszel/Lazard International Portfolio                         Merrill Lynch & Co.                  $        71
Roszel/William Blair International Portfolio                  Merrill Lynch & Co.                        1,714
                                                              Credit Suisse                                733

   A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

                                                                                                   EXPENSE
PORTFOLIO                                                                                         REDUCTIONS
------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                                                       $     44
Roszel/Levin Large Cap Value Portfolio                                                                1,661
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                                    573
Roszel/Rittenhouse Large Cap Growth Portfolio                                                           147
Roszel/Seneca Large Cap Growth Portfolio                                                              8,756
Roszel/Seneca Mid Cap Growth Portfolio                                                                8,269
Roszel/NWQ Small Cap Value Portfolio                                                                  2,085
Roszel/Delaware Small-Mid Cap Growth Portfolio                                                          143
Roszel/William Blair International Portfolio                                                            819

   Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. For the six months ended June 30, 2004, FDS was entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually. Effective July 1, 2004, FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

AVERAGE DAILY NET ASSETS                                                                   ANNUAL FEE OR RATE
-------------------------------------------------------------------------------------------------------------
Up to $15,000,000                                                                              $    7,500
Above $15,000,000 - $25,000,000                                                                     0.050%
Above $25,000,000 - $50,000,000                                                                     0.040%
Above $50,000,000 - $75,000,000                                                                     0.030%
Above $75,000,000                                                                                   0.025%

   The Trust's distributor is MLPF&S, an affiliate of the Advisor.

   Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3. INVESTMENTS:

   Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2004 were as follows:

PORTFOLIO                                                       PURCHASES       SALES
----------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                   $ 4,410,933   $ 4,279,963
Roszel/Levin Large Cap Value Portfolio                           2,785,562     3,346,797
Roszel/MLIM Relative Value Portfolio                             4,044,078     6,355,666
Roszel/Fayez Sarofim Large Cap Core Portfolio                    1,067,803     1,228,002
Roszel/INVESCO-NAM Large Cap Core Portfolio                      1,114,167     1,119,048
Roszel/Nicholas-Applegate Large Cap Growth Portfolio             2,094,263     2,194,567
Roszel/Rittenhouse Large Cap Growth Portfolio                    3,068,222     4,411,754
Roszel/Seneca Large Cap Growth Portfolio                         6,190,219     6,072,300
Roszel/Valenzuela Mid Cap Value Portfolio                        2,731,146     3,996,701
Roszel/Seneca Mid Cap Growth Portfolio                           6,422,852     6,971,412

PORTFOLIO                                                       PURCHASES       SALES
----------------------------------------------------------------------------------------
Roszel/NWQ Small Cap Value Portfolio                           $ 2,490,062   $ 2,890,169
Roszel/Delaware Small-Mid Cap Growth Portfolio                   1,769,318     1,178,457
Roszel/Lazard International Portfolio                            1,902,855     1,331,459
Roszel/William Blair International Portfolio                     4,989,153     5,833,036
Roszel/Lord Abbett Government Securities Portfolio              76,251,333    79,011,791
Roszel/MLIM Fixed-Income Portfolio                               6,027,440     6,365,166

   As of December 31, 2004, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                                     GROSS           GROSS              NET
                                                                                  UNREALIZED       UNREALIZED        UNREALIZED
PORTFOLIO                                                           COST         APPRECIATION     DEPRECIATION      APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                   $   10,523,010   $    2,695,465   $     (192,699)   $    2,502,766
Roszel/Levin Large Cap Value Portfolio                              2,882,738          374,350          (20,533)          353,817
Roszel/MLIM Relative Value Portfolio                               12,330,409        3,203,796         (327,395)        2,876,401
Roszel/Fayez Sarofim Large Cap Core Portfolio                         798,683           72,576          (12,968)           59,608
Roszel/INVESCO-NAM Large Cap Core Portfolio                         2,110,343          349,657          (61,012)          288,645
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                1,367,368          205,192             (570)          204,622
Roszel/Rittenhouse Large Cap Growth Portfolio                       9,309,512        1,384,562         (136,208)        1,248,354
Roszel/Seneca Large Cap Growth Portfolio                            3,686,103          505,671          (35,910)          469,761
Roszel/Valenzuela Mid Cap Value Portfolio                           3,324,361          901,008          (19,616)          881,392
Roszel/Seneca Mid Cap Growth Portfolio                              2,826,912          554,058          (24,537)          529,521
Roszel/NWQ Small Cap Value Portfolio                                4,905,910        1,809,167         (116,184)        1,692,983
Roszel/Delaware Small-Mid Cap Growth Portfolio                      2,814,696          856,731          (79,256)          777,475
Roszel/Lazard International Portfolio                               4,148,427        1,036,046          (21,113)        1,014,933
Roszel/William Blair International Portfolio                        3,078,587          227,172          (10,303)          216,869
Roszel/Lord Abbett Government Securities Portfolio                 10,268,545          104,100          (15,410)           88,690
Roszel/MLIM Fixed-Income Portfolio                                 14,925,197           84,458          (67,874)           16,584

4. EXPENSE LIMITATION:

   The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

                                                                                                   VOLUNTARY
PORTFOLIO                                                                                     EXPENSE LIMITATIONS
-----------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                                                          1.10%
Roszel/Levin Large Cap Value Portfolio                                                                1.10%
Roszel/MLIM Relative Value Portfolio                                                                  1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio                                                         1.10%
Roszel/INVESCO-NAM Large Cap Core Portfolio                                                           1.10%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                                  1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio                                                         1.10%
Roszel/Seneca Large Cap Growth Portfolio                                                              1.10%
Roszel/Valenzuela Mid Cap Value Portfolio                                                             1.10%
Roszel/Seneca Mid Cap Growth Portfolio                                                                1.10%
Roszel/NWQ Small Cap Value Portfolio                                                                  1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio                                                        1.15%
Roszel/Lazard International Portfolio                                                                 1.15%
Roszel/William Blair International Portfolio                                                          1.15%
Roszel/Lord Abbett Government Securities Portfolio                                                    0.95%
Roszel/MLIM Fixed-Income Portfolio                                                                    0.95%

   The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2004 advisory fee waivers and expense reimbursements were as follows:

                                                                                   ADVISORY
                                                                                     FEES            EXPENSE
PORTFOLIO                                                                           WAIVED        REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                                    $       46,800   $           --
Roszel/Levin Large Cap Value Portfolio                                                  23,843           33,020
Roszel/MLIM Relative Value Portfolio                                                    44,654               --
Roszel/Fayez Sarofim Large Cap Core Portfolio                                            7,544           42,060
Roszel/INVESCO-NAM Large Cap Core Portfolio                                             20,097           29,953
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                    11,343           37,319
Roszel/Rittenhouse Large Cap Growth Portfolio                                           47,218               --
Roszel/Seneca Large Cap Growth Portfolio                                                33,910           15,668
Roszel/Valenzuela Mid Cap Value Portfolio                                               36,269           11,608
Roszel/Seneca Mid Cap Growth Portfolio                                                  29,283           22,750
Roszel/NWQ Small Cap Value Portfolio                                                    47,317               --
Roszel/Delaware Small-Mid Cap Growth Portfolio                                          25,129           24,783
Roszel/Lazard International Portfolio                                                   40,043            9,674
Roszel/William Blair International Portfolio                                            26,039           25,550
Roszel/Lord Abbett Government Securities Portfolio                                      55,184               --
Roszel/MLIM Fixed-Income Portfolio                                                      41,789               --

   In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years. During the year ended December 31, 2004, the Advisor received no reimbursement from the Portfolios detailed below. As of December 31, 2004 the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2007 were as follows:

                                                                         AMOUNT ELIGIBLE THROUGH                   TOTAL
                                                               ---------------------------------------------    ELIGIBLE FOR
PORTFOLIO                                                           2005            2006           2007        REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                   $      58,128   $      68,493   $      46,800   $     173,421
Roszel/Levin Large Cap Value Portfolio                                51,844          64,445          56,863         173,152
Roszel/MLIM Relative Value Portfolio                                  53,942          60,347          44,654         158,943
Roszel/Fayez Sarofim Large Cap Core Portfolio                         51,227          64,567          49,604         165,398
Roszel/INVESCO-NAM Large Cap Core Portfolio                           52,845          60,963          50,050         163,858
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                  49,556          61,703          48,662         159,921
Roszel/Rittenhouse Large Cap Growth Portfolio                         53,323          58,695          47,218         159,236
Roszel/Seneca Large Cap Growth Portfolio                              48,613          59,141          49,578         157,332
Roszel/Valenzuela Mid Cap Value Portfolio                             53,675          60,407          47,877         161,959
Roszel/Seneca Mid Cap Growth Portfolio                                48,062          61,361          52,033         161,456
Roszel/NWQ Small Cap Value Portfolio                                  50,000          58,487          47,317         155,804
Roszel/Delaware Small-Mid Cap Growth Portfolio                        57,621          64,350          49,912         171,883
Roszel/Lazard International Portfolio                                 48,578          62,464          49,717         160,759
Roszel/William Blair International Portfolio                          55,247          62,052          51,589         168,888
Roszel/Lord Abbett Government Securities Portfolio                    51,420          68,844          55,184         175,448
Roszel/MLIM Fixed-Income Portfolio                                    60,374          64,472          41,789         166,635

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust") comprising the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/William Blair International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above of MLIG Variable Insurance Trust as of December 31, 2004, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2005

TRUST MANAGEMENT
TRUSTEES AND OFFICERS

     The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

     The following information is provided for each trustee and officer of the Trust as of December 31, 2004.

                                                                                                 NUMBER OF
                                                                        PRINCIPAL           PORTFOLIOS IN TRUST
                              POSITION(S)       TERM OF OFFICE        OCCUPATION(S)               COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH        AND LENGTH OF            DURING                 OVERSEEN BY          DIRECTORSHIPS
         AND (AGE)             THE TRUST         TIME SERVED          PAST 5 YEARS                TRUSTEE          HELD BY TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS

Michael P. Cogswell        Trustee and        Indefinite term     January 2003 -                     24                 None
1400 Merrill Lynch Drive   President          since June 5, 2002  Present, Director of
Pennington, NJ 08534                                              Employer Plans
(49)                                                              Marketing, Retirement
                                                                  Group, Merrill Lynch,
                                                                  Pierce, Fenner & Smith
                                                                  Inc.

                                                                  April 2001 - January
                                                                  2003, Senior Vice
                                                                  President and Director
                                                                  of Product Development,
                                                                  Merrill Lynch Insurance
                                                                  Group

                                                                  November 1990 - April
                                                                  2001, Vice President
                                                                  and Senior Counsel,
                                                                  Merrill Lynch Insurance
                                                                  Group

Deborah J. Adler           Trustee            Indefinite term     April 2003 -                       24          Merrill Lynch Life
1300 Merrill Lynch Drive                      since May 21,       Present, Senior Vice                           Insurance
Pennington, NJ 08534                          2003                President, Chief                               Company, Director
(43)                                                              Actuary and Director of                        and Senior Vice
                                                                  Product Development,                           President
                                                                  Actuarial & Funds
                                                                  Management, Merrill                            ML Life Insurance
                                                                  Lynch Insurance Group                          Company of New
                                                                                                                 York, Director and
                                                                  September 2000 - March                         Senior Vice
                                                                  2003, Vice President                           President
                                                                  and Chief Actuary,
                                                                  Merrill Lynch Insurance
                                                                  Group

                                                                  1994 - 2000, Vice
                                                                  President and Financial
                                                                  Actuary, Merrill Lynch
                                                                  Insurance Group

                                                                                                 NUMBER OF
                                                                        PRINCIPAL           PORTFOLIOS IN TRUST
                              POSITION(S)       TERM OF OFFICE        OCCUPATION(S)               COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH        AND LENGTH OF            DURING                 OVERSEEN BY          DIRECTORSHIPS
         AND (AGE)             THE TRUST         TIME SERVED          PAST 5 YEARS                TRUSTEE          HELD BY TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
J. David Meglen            Vice-President     Indefinite term     April 2002 -                      N/A                  N/A
1300 Merrill Lynch Drive                      since June 5, 2002  Present, Vice President
Pennington, NJ 08534                                              and Chief Operating
(41)                                                              Officer, Roszel
                                                                  Advisors, LLC

                                                                  April 2001 - April
                                                                  2002, Director,
                                                                  Offshore Mutual Funds
                                                                  Marketing, Merrill
                                                                  Lynch Investment
                                                                  Managers, L.P.

                                                                  January 2000 - March
                                                                  2001, Director, New
                                                                  Business Development,
                                                                  Defined and Managed
                                                                  Funds, Merrill Lynch &
                                                                  Co., Inc.

                                                                  October 1998 - December
                                                                  1999, Director, Fund
                                                                  Accounting, Defined
                                                                  Asset Funds, Merrill
                                                                  Lynch & Co., Inc.

Jerome J. Davies           Treasurer and      Indefinite term     May 2002 - Present,               N/A                  N/A
1300 Merrill Lynch Drive   Chief Financial    since November 13,  Vice President, Merrill
Pennington, NJ 08534       Officer            2002                Lynch Insurance Group
(34)                                                              and Treasurer, Roszel
                                                                  Advisors, LLC

                                                                  July 1995 - October
                                                                  2001, Vice President,
                                                                  Funds Management, Bear,
                                                                  Stearns & Co. Inc.

Edward W. Diffin, Jr.      Secretary and      Indefinite term     January 1994 - Present,           N/A                  N/A
1300 Merrill Lynch Drive   Chief Compliance   Secretary since     Vice President and
Pennington, NJ 08534       Officer            June 5, 2002        Senior Counsel,
(52)                                                              Merrill Lynch Insurance
                                              CCO since           Group
                                              September 29, 2004
                                                                  April 2002 - Present,
                                                                  Secretary and
                                                                  Compliance Director,
                                                                  Roszel Advisors, LLC

                                                                                                 NUMBER OF
                                                                        PRINCIPAL           PORTFOLIOS IN TRUST
                              POSITION(S)       TERM OF OFFICE        OCCUPATION(S)               COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH        AND LENGTH OF            DURING                 OVERSEEN BY          DIRECTORSHIPS
         AND (AGE)             THE TRUST         TIME SERVED          PAST 5 YEARS                TRUSTEE          HELD BY TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
Frances C. Grabish         Assistant          Indefinite term     1999 - Present,                   N/A                  N/A
1300 Merrill Lynch Drive   Secretary          since June 5, 2002  Vice President and
Pennington, NJ 08534                                              Senior Counsel, Merrill
(36)                                                              Lynch Insurance Group

                                                                  1996 - 1999, Manager
                                                                  and Attorney,
                                                                  Prudential Insurance
                                                                  Company of America

                                                                                                 NUMBER OF
                                                                        PRINCIPAL           PORTFOLIOS IN TRUST
                              POSITION(S)       TERM OF OFFICE        OCCUPATION(S)               COMPLEX               OTHER
       NAME, ADDRESS           HELD WITH        AND LENGTH OF            DURING                 OVERSEEN BY          DIRECTORSHIPS
         AND (AGE)             THE TRUST         TIME SERVED          PAST 5 YEARS                TRUSTEE          HELD BY TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Robert M. Bordeman         Trustee            Indefinite term     1995 - Present, Chief             24                   None
1300 Merrill Lynch Drive                      since June 5, 2002  Executive Officer,
Pennington, NJ 08534                                              Safeway Insurance Group
(48)

Theodore P. Manno          Trustee            Indefinite term     1995 - 2003,                      24                   None
1300 Merrill Lynch Drive                      since June 5, 2002  Adjunct Professor,
Pennington, NJ 08534                                              Seton Hall
(59)                                                              University School
                                                                  of Law

                                                                  1996 - 2003, Adjunct
                                                                  Lecturer, New York
                                                                  University, Institute
                                                                  of Paralegal Studies

                                                                  1990 - 2001, Executive
                                                                  Vice President, General
                                                                  Counsel and Secretary,
                                                                  Savings Banks Life
                                                                  Insurance Fund
                                                                  (succeeded by SBLI USA
                                                                  Mutual Life Insurance
                                                                  Company, Inc.)

                                                                  1997 - 1999, Acting
                                                                  President and Chief
                                                                  Executive Officer,
                                                                  Savings Banks Life
                                                                  Insurance Fund

Kevin J. Tierney           Trustee            Indefinite term     1999 - Present,                   24           June 2004 -
1300 Merrill Lynch Drive                      since June 5, 2002  Kevin J. Tierney,                              Present, Vesta
Pennington, NJ 08534                                              Attorney at Law                                Insurance Group,
(53)                                                                                                             Inc.
                                                                  1991-1999, Senior Vice
                                                                  President and General
                                                                  Counsel, UNUM
                                                                  Corporation

-----------
* "OTHER DIRECTORSHIPS" LISTS DIRECTORSHIPS HELD IN COMPANIES SUBJECT TO THE REGISTRATION OR REPORTING REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 (GENERALLY CALLED "PUBLIC COMPANIES") OR IN REGISTERED INVESTMENT COMPANIES.

FEDERAL TAX INFORMATION (UNAUDITED)

   For the year ended December 31, 2004, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

                                                                                                    DIVIDENDS
                                                                                                     RECEIVED
PORTFOLIO                                                                                           DEDUCTION
-------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                                                           40.43%
Roszel/Levin Large Cap Value Portfolio                                                                 25.41
Roszel/MLIM Relative Value Portfolio                                                                  100.00
Roszel/Fayez Sarofim Large Cap Value Portfolio                                                         62.48
Roszel/INVESCO-NAM Large Cap Core Portfolio                                                           100.00
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                                   25.15
Roszel/Rittenhouse Large Cap Growth Portfolio                                                         100.00
Roszel/Seneca Large Cap Growth Portfolio                                                               40.93
Roszel/Valenzuela Mid Cap Value Portfolio                                                             100.00
Roszel/Seneca Mid Cap Growth Portfolio                                                                  4.26
Roszel/NWQ Small Cap Value Portfolio                                                                    6.80

   For the year ended December 31, 2004, the percentage of income earned from direct treasury obligations are approximated as follows:

                                                                                                   DIRECT
                                                                                                  TREASURY
PORTFOLIO                                                                                        OBLIGATIONS
------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Government Securities Portfolio                                                  28.08%

   Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

                                                                                                 LONG-TERM
                                                                                                CAPITAL GAIN
PORTFOLIO                                                                                            20%
------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                                                     $   38,267
Roszel/Levin Large Cap Value Portfolio                                                               17,792
Roszel/MLIM Relative Value Portfolio                                                                187,300
Roszel/Fayez Sarofim Large Cap Value Portfolio                                                       12,968
Roszel/INVESCO-NAM Large Cap Core Portfolio                                                          29,841
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                                  3,155
Roszel/Seneca Large Cap Growth Portfolio                                                             44,971
Roszel/Valenzuela Mid Cap Value Portfolio                                                             5,274
Roszel/Seneca Mid Cap Growth Portfolio                                                                6,708
Roszel/NWQ Small Cap Value Portfolio                                                                101,517
Roszel/William Blair International Portfolio                                                         34,450

                            Intentionally Left Blank

                            Intentionally Left Blank

                            Intentionally Left Blank

TRUSTEES AND OFFICERS

Michael P. Cogswell
TRUSTEE AND PRESIDENT

Deborah J. Adler
TRUSTEE

Robert M. Bordeman
INDEPENDENT TRUSTEE

Theodore P. Manno
INDEPENDENT TRUSTEE

Kevin J. Tierney
INDEPENDENT TRUSTEE

J. David Meglen
VICE-PRESIDENT

Jerome J. Davies
TREASURER AND CHIEF FINANCIAL OFFICER

Edward W. Diffin, Jr.
SECRETARY AND CHIEF COMPLIANCE OFFICER

Frances C. Grabish
ASSISTANT SECRETARY

INVESTMENT MANAGER

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

ADMINISTRATOR

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

   Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at
(800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

   This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

   The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

   The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.


MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222                                 # 101199RR-1204

MLIG VARIABLE
INSURANCE TRUST

Roszel/Lord Abbett Affiliated Portfolio

Roszel/PIMCO CCM Capital Appreciation Portfolio

Roszel/Lord Abbett Mid Cap Value Portfolio

Roszel/Seligman Mid Cap Growth Portfolio

Roszel/PIMCO Small Cap Value Portfolio

Roszel/JP Morgan Small Cap Growth Portfolio

Roszel/Delaware Trend Portfolio

Roszel/Lord Abbett Bond Debenture Portfolio

                                                                   Annual Report
                                                               December 31, 2004

To Our Shareholders:

In 2004, optimism about economic growth and improving corporate earnings won out over concerns about global security and higher oil prices, and widely anticipated interest rate increases failed to materialize. The result was healthy performance for the financial markets and for the portfolios of the MLIG Variable Insurance Trust.

The S&P 500 Index advanced 10.9% for the year - a more favorable outcome than might have been expected when we reported to you at mid year. After moving sideways with some ups and downs for the first half of the year, U.S. equities dropped to their 2004 lows in mid August. Just when things looked bleakest, the market began a rally that lasted through December and finished near its highs for the year. A strong advance over the last 9 weeks of the year was effectively responsible for the U.S. market's 2004 performance.

Many performance themes that had characterized the 2003 market continued in 2004, though the fourth quarter showed signs of change. Energy, utilities, telecom services and industrials were respectively the four top sectors. However, energy was the worst sector in the fourth quarter, as the price of oil retreated from its peak. Health care and technology were the worst performers for the full year, but in the fourth quarter technology stocks showed signs of life, leading the market. In 2004 smaller, lower-quality value stocks continued to find favor with investors.

2004 was a lesson in the value of international diversification. Non-U.S. stocks rose 20.7% (measured by the MSCI EAFE Index), as the performance of foreign stocks was sharply augmented by the strength of most foreign currencies against a declining U.S. dollar.

Healthy returns in stocks were supported and complemented by a much more favorable interest rate backdrop than most pundits had predicted for 2004. The Federal Reserve's repeated, programmed increases in the Fed Funds rate made no meaningful impact on longer-term rates. After pushing to a high of 4.9% in mid June, the rate on the 10-year U.S. Treasury bond actually reversed course and finished the year at 4.2% - right where it had started. Consequently, investment-grade bonds (measured by the Merrill Lynch U.S. Domestic Master Bond Index) returned 4.3% for the year, and high yield (Merrill Lynch U.S. High Yield Master II Index) posted a healthy 10.9% gain.

We expect 2005 to be shaped by continuing concern over possible long-term interest rate increases and by expectations for steady but slower earnings growth. Thank you for your trust and the opportunity to serve your investment needs. Separate commentaries from each of the sub-advisors who manage the portfolios of the MLIG Variable Insurance Trust are included with this report. They can offer additional insight into the performance of each portfolio and the influence of the markets.

Roszel Advisors, LLC.                           MLIG Variable Insurance Trust

/s/ John R. Manetta                             /s/ Michael P. Cogswell

John R. Manetta                                 Michael P. Cogswell
President and Chief Investment Officer          President

----------
   THE VIEWS EXPRESSED IN THE "PORTFOLIO MANAGER'S COMMENTARY" FOR EACH PORTFOLIO OF THE TRUST ARE THOSE OF THE PORTFOLIO'S INVESTMENT MANAGER AND ARE NOT NECESSARILY THE OPINIONS OF ROSZEL ADVISORS, LLC OR THE INVESTMENT MANAGER OF ANY OTHER PORTFOLIO OF THE TRUST. THE VIEWS AND PORTFOLIO HOLDINGS ARE AS OF DECEMBER 31, 2004, AND MAY HAVE CHANGED SINCE THAT DATE.

   IN ADDITION TO HISTORICAL INFORMATION, THE PORTFOLIO MANAGER'S COMMENTARY FOR A PORTFOLIO MAY INCLUDE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS MAY DISCUSS THE IMPACT OF DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS, AND GOVERNMENTAL REGULATIONS OF THE PORTFOLIO AND ITS HOLDINGS. SUCH STATEMENTS ARE SUBJECT TO UNCERTAINTY AND THE IMPACT ON A PORTFOLIO MAY BE MATERIALLY DIFFERENT FROM WHAT IS DESCRIBED HEREIN. THE INVESTMENT MANAGER OF A PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE THESE STATEMENTS.

   INVESTMENT IN A PORTFOLIO OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL. FOR A DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH A PARTICULAR PORTFOLIO, PLEASE REFER TO THE PROSPECTUS FOR THE TRUST.

TABLE OF CONTENTS

PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION, PORTFOLIO SUMMARY AND
  SCHEDULE OF INVESTMENTS:

  Notes to Performance Information                                                  3

  About Your Portfolio's Expenses                                                   4

  Roszel/Lord Abbett Affiliated Portfolio                                           6
  Roszel/PIMCO CCM Capital Appreciation Portfolio                                  12
  Roszel/Lord Abbett Mid Cap Value Portfolio                                       16
  Roszel/Seligman Mid Cap Growth Portfolio                                         21
  Roszel/PIMCO Small Cap Value Portfolio                                           26
  Roszel/JP Morgan Small Cap Growth Portfolio                                      30
  Roszel/Delaware Trend Portfolio                                                  35
  Roszel/Lord Abbett Bond Debenture Portfolio                                      39

STATEMENTS OF ASSETS AND LIABILITIES                                               46

STATEMENTS OF OPERATIONS                                                           48

STATEMENTS OF CHANGES IN NET ASSETS                                                50

FINANCIAL HIGHLIGHTS                                                               54

NOTES TO FINANCIAL STATEMENTS                                                      58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            64

TRUST MANAGEMENT                                                                   65

FEDERAL TAX INFORMATION                                                            69

MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. "Total Returns Based on a $10,000 Investment" assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

DESCRIPTION OF SECURITIES INDEXES

MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX consists of all
U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000 GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe.

RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 INDEX is a broad market index, which represents approximately 98% of the U.S. equity market.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

S&P SMALL CAP 600/BARRA GROWTH INDEX is constructed by dividing the stocks in the S&P500 Index according to a single attribute: price-to-book ratio. The Index represents companies with higher price-to-book ratios.

MLIG VARIABLE INSURANCE TRUST
ABOUT YOUR PORTFOLIO'S EXPENSES

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

BASED ON ACTUAL PORTFOLIO RETURN

This section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

                                                                                                   EXPENSES PAID
                                                         BEGINNING             ENDING             DURING PERIOD*
                                                       ACCOUNT VALUE        ACCOUNT VALUE          JULY 1, 2004--
                                                       JULY 1, 2004       DECEMBER 31, 2004      DECEMBER 31, 2004
                                                       -------------      -----------------      -----------------
   Roszel/Lord Abbett Affiliated Portfolio             $   1,000.00         $    1,085.20             $   5.77
   Roszel/PIMCO CCM Capital
      Appreciation Portfolio                               1,000.00              1,096.80                 5.64
   Roszel/Lord Abbett Mid Cap
      Value Portfolio                                      1,000.00              1,138.00                 6.18
   Roszel/Seligman Mid Cap
      Growth Portfolio                                     1,000.00              1,018.20                 5.28
   Roszel/PIMCO Small Cap
      Value Portfolio                                      1,000.00              1,122.40                 6.03
   Roszel/JP Morgan Small Cap
      Growth Portfolio                                     1,000.00              1,042.70                 6.37
   Roszel/Delaware Trend Portfolio                         1,000.00              1,051.70                 5.83
   Roszel/Lord Abbett Bond
      Debenture Portfolio                                  1,000.00              1,087.30                 5.77

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE PORTFOLIOS' ANNUALIZED SIX-MONTH EXPENSE RATIOS FOR THAT PERIOD ARE: FOR THE ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO 1.10%, FOR THE ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO 1.07%, FOR THE ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO 1.15%, FOR THE ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO 1.04%, FOR THE ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO 1.13%, FOR THE ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO 1.24%, FOR THE ROSZEL/DELAWARE TREND PORTFOLIO 1.13%, AND FOR THE ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO 1.10%. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BASED ON HYPOTHETICAL RETURN

This section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

                                                                                                   EXPENSES PAID
                                                         BEGINNING             ENDING             DURING PERIOD*
                                                       ACCOUNT VALUE        ACCOUNT VALUE          JULY 1, 2004--
                                                       JULY 1, 2004       DECEMBER 31, 2004      DECEMBER 31, 2004
                                                       -------------      -----------------      -----------------
   Roszel/Lord Abbett Affiliated Portfolio             $   1,000.00        $    1,019.61             $   5.58
   Roszel/PIMCO CCM Capital
      Appreciation Portfolio                               1,000.00             1,019.76                 5.43
   Roszel/Lord Abbett Mid Cap
      Value Portfolio                                      1,000.00             1,019.36                 5.84
   Roszel/Seligman Mid Cap
      Growth Portfolio                                     1,000.00             1,019.91                 5.28
   Roszel/PIMCO Small Cap
      Value Portfolio                                      1,000.00             1,019.46                 5.74
   Roszel/JP Morgan Small Cap
      Growth Portfolio                                     1,000.00             1,018.90                 6.29
   Roszel/Delaware Trend Portfolio                         1,000.00             1,019.46                 5.74
   Roszel/Lord Abbett Bond
      Debenture Portfolio                                  1,000.00             1,019.61                 5.58

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE PORTFOLIOS' ANNUALIZED SIX-MONTH EXPENSE RATIOS FOR THAT PERIOD ARE: FOR THE ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO 1.10%, FOR THE ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO 1.07%, FOR THE ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO 1.15%, FOR THE ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO 1.04%, FOR THE ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO 1.13%, FOR THE ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO 1.24%, FOR THE ROSZEL/DELAWARE TREND PORTFOLIO 1.13%, AND FOR THE ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO 1.10%. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Shipments of capital goods ex-defense, a widely used proxy for business spending, surged the most since 1998. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

   As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

   Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

   Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

   Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

   The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were health care, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

   By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

   Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Stock selection within the consumer discretionary sector detracted from performance relative to the Russell 1000 Value Index during the twelve-month period ended December 31, 2004. Clear Channel Communications and Tribune were hurt by circulation declines and weak advertising sales. Within the materials and processing sector, shares of Alcoa fell due to challenges within the aluminum industry, while Newmont Mining shares fell due to falling gold prices. Finally, a relative overweight within the health care sector hurt performance during the twelve-month period ended December 31, 2004.

   Stock selection within the technology sector contributed to relative performance. Apple Computer and Motorola both benefited from solid quarterly earnings announcements based on strong product sales throughout the year. Certain large conglomerates, groups of diverse companies run as a single organization, held in the Portfolio aided performance during the year. In particular, Tyco reported solid earnings in 2004 and expectations for continued growth in 2005 while shares of Eaton rose on news that the company surpassed a significant sales milestone that greatly exceeds those of its competitors.

   During the twelve-month period ended December 31, 2004, we added selectively to the health care sector, while reducing the Portfolio's exposure to the consumer discretionary sector. We will continue to maintain a bias toward basic materials and industrial companies. We will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO, LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                ROSZEL/LORD ABBETT
               AFFILIATED PORTFOLIO      S&P 500 INDEX    RUSSELL 1000 VALUE INDEX
  5/1/2003          $ 10,000               $ 10,000              $ 10,000
12/31/2003          $ 12,110               $ 12,276              $ 12,562
12/31/2004          $ 13,475               $ 13,611              $ 14,634

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                                   SINCE
                                                             ONE YEAR            INCEPTION+
                                                             --------            ----------
Roszel/Lord Abbett Affiliated Portfolio                        11.27%              19.57%
S&P 500 Index                                                  10.88%              20.32%
Russell 1000 Value Index                                       16.49%              25.67%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    MAY 1, 2003.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                             PERCENTAGE
TOP TEN HOLDINGS**                         OF NET ASSETS
--------------------------------------     -------------
Exxon Mobil Corp.                               5.6%
Deere & Co.                                     3.0
JPMorgan Chase & Co.                            2.6
General Electric Co.                            2.5
International Paper Co.                         2.3
Walt Disney Co.                                 2.1
Kraft Foods, Inc. (Class A)                     2.1
E.l. Du Pont de Nemours & Co.                   2.1
EMC Corp.                                       2.0
Motorola, Inc.                                  1.9
--------------------------------------     -------------
  Total                                        26.2%

                                             PERCENTAGE
HOLDINGS BY SECTOR                         OF NET ASSETS
--------------------------------------     -------------
Industrials                                    17.4%
Financials                                     14.6
Health Care                                    11.9
Information Technology                         10.5
Consumer Staples                               10.3
Consumer Discretionary                         10.2
Materials                                       9.6
Energy                                          8.6
Telecommunication Services                      3.3
Utilities                                       0.8
Other#                                          2.8
--------------------------------------     -------------
  Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                     SHARES           VALUE
                                                 --------------   --------------
COMMON STOCKS--97.2%
CONSUMER DISCRETIONARY--10.2%
HOUSEHOLD DURABLES--0.6%
Newell Rubbermaid, Inc.                                   9,137   $      221,024
                                                                  --------------
MEDIA--6.8%
Clear Channel
   Communications, Inc.                                  11,042          369,797
Comcast Corp.
   (Class A Non-Voting) *                                20,544          674,665
Tribune Co.                                               8,747          368,599
Viacom, Inc. (Class B)                                    8,414          306,185
Walt Disney Co.                                          27,183          755,687
                                                                  --------------
                                                                       2,474,933
                                                                  --------------
MULTILINE RETAIL--0.8%
Federated Department
   Stores, Inc.                                             600           34,674
Target Corp.                                              4,530          235,243
                                                                  --------------
                                                                         269,917
                                                                  --------------
SPECIALTY RETAIL--0.9%
Gap, Inc. (The)                                          16,001          337,941
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Nike, Inc. (Class B)                                      4,164          377,633
                                                                  --------------
   TOTAL CONSUMER DISCRETIONARY                                        3,681,448
                                                                  --------------

CONSUMER STAPLES--10.3%
BEVERAGES--2.0%
Diageo plc, ADR                                           2,504          144,932
PepsiCo, Inc.                                            10,997          574,043
                                                                  --------------
                                                                         718,975
                                                                  --------------
FOOD & STAPLES RETAILING--2.1%
CVS Corp.                                                 6,400          288,448
Kroger Co. (The) *                                       19,900          349,046
Wal-Mart Stores, Inc.                                     2,600          137,332
                                                                  --------------
                                                                         774,826
                                                                  --------------
FOOD PRODUCTS--3.8%
Archer-Daniels-Midland Co.                                4,840          107,980
H.J. Heinz Co.                                            6,100          237,839
Kellogg Co.                                               6,154          274,838
Kraft Foods, Inc. (Class A)                              21,134          752,582
                                                                  --------------
                                                                       1,373,239
                                                                  --------------
HOUSEHOLD PRODUCTS--1.6%
Clorox Co.                                                3,900          229,827
Kimberly-Clark Corp.                                      5,500          361,955
                                                                  --------------
                                                                         591,782
                                                                  --------------
PERSONAL PRODUCTS--0.8%
Gillette Co. (The)                                        6,549          293,264
                                                                  --------------
   TOTAL CONSUMER STAPLES                                              3,752,086
                                                                  --------------

ENERGY--8.6%
ENERGY EQUIPMENT & SERVICES--3.0%
Baker Hughes, Inc.                                       10,797   $      460,708
GlobalSantaFe Corp.                                       3,500          115,885
Schlumberger Ltd.                                         7,477          500,585
                                                                  --------------
                                                                       1,077,178
                                                                  --------------
OIL & GAS--5.6%
Exxon Mobil Corp.                                        39,944        2,047,530
                                                                  --------------
   TOTAL ENERGY                                                        3,124,708
                                                                  --------------

FINANCIALS--14.6%
CAPITAL MARKETS--3.8%
Bank of New York Co.,
   Inc. (The)                                            15,744          526,164
Goldman Sachs Group, Inc.                                 3,019          314,097
Mellon Financial Corp.                                   17,165          534,003
                                                                  --------------
                                                                       1,374,264
                                                                  --------------
COMMERCIAL BANKS--4.2%
Bank of America Corp.                                     8,196          385,130
Marshall & Ilsley Corp.                                   3,100          137,020
Mitsubishi Tokyo Financial
   Group, Inc., ADR *                                     9,400           96,068
U.S. Bancorp                                              7,510          235,213
Wachovia Corp.                                            6,002          315,705
Wells Fargo & Co.                                         5,716          355,250
                                                                  --------------
                                                                       1,524,386
                                                                  --------------
CONSUMER FINANCE--0.5%
MBNA Corp.                                                6,300          177,597
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES--4.4%
Citigroup, Inc.                                          13,824          666,040
JPMorgan Chase & Co.                                     24,353          950,011
                                                                  --------------
                                                                       1,616,051
                                                                  --------------
INSURANCE--1.7%
American International
   Group, Inc.                                            7,759          509,533
Hartford Financial Services
   Group, Inc.                                            1,515          105,005
                                                                  --------------
                                                                         614,538
                                                                  --------------
   TOTAL FINANCIALS                                                    5,306,836
                                                                  --------------

HEALTH CARE--11.9%
BIOTECHNOLOGY--0.4%
MedImmune, Inc. *                                         5,300          143,683
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Baxter International, Inc.                               14,318          494,544
Guidant Corp.                                               900           64,890
                                                                  --------------
                                                                         559,434
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES--2.4%
Cardinal Health, Inc.                                     7,505          436,416
CIGNA Corp.                                               5,200          424,164
                                                                  --------------
                                                                         860,580
                                                                  --------------

See Notes to Financial Statements.

                                                     SHARES           VALUE
                                                 --------------   --------------
PHARMACEUTICALS--7.6%
Bristol-Myers Squibb Co.                                  6,996   $      179,238
GlaxoSmithKline plc, ADR                                  2,700          127,953
Merck & Co., Inc.                                        11,001          353,572
Novartis AG, ADR                                         11,722          592,430
Pfizer, Inc.                                             14,900          400,661
Schering-Plough Corp.                                    22,422          468,171
Wyeth                                                    15,094          642,853
                                                                  --------------
                                                                       2,764,878
                                                                  --------------
   TOTAL HEALTH CARE                                                   4,328,575
                                                                  --------------

INDUSTRIALS--17.4%
AEROSPACE & DEFENSE--0.7%
Honeywell International, Inc.                             6,700          237,247
                                                                  --------------
AIR FREIGHT & LOGISTICS--1.1%
United Parcel Service,
   Inc. (Class B)                                         4,500          384,570
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES--0.9%
Waste Management, Inc.                                   11,001          329,370
                                                                  --------------
ELECTRICAL EQUIPMENT--0.8%
Emerson Electric Co.                                      4,267          299,117
                                                                  --------------
INDUSTRIAL CONGLOMERATES--4.2%
General Electric Co.                                     25,100          916,150
Tyco International Ltd.                                  17,420          622,591
                                                                  --------------
                                                                       1,538,741
                                                                  --------------
MACHINERY--7.2%
Caterpillar, Inc.                                         3,471          338,457
Deere & Co.                                              14,406        1,071,806
Eaton Corp.                                               7,252          524,755
Illinois Tool Works, Inc.                                 3,217          298,151
Parker Hannifin Corp.                                     5,213          394,833
                                                                  --------------
                                                                       2,628,002
                                                                  --------------
ROAD & RAIL--2.5%
Canadian National Railway Co.                             5,399          330,689
CSX Corp.                                                 4,516          181,001
Union Pacific Corp.                                       5,946          399,868
                                                                  --------------
                                                                         911,558
                                                                  --------------
   TOTAL INDUSTRIALS                                                   6,328,605
                                                                  --------------

INFORMATION TECHNOLOGY--10.5%
COMMUNICATIONS EQUIPMENT--2.2%
Corning, Inc. *                                           7,378           86,839
Motorola, Inc.                                           40,473          696,136
                                                                  --------------
                                                                         782,975
                                                                  --------------
COMPUTERS & PERIPHERALS--3.2%
Apple Computer, Inc. *                                    6,166          397,091
EMC Corp. *                                              47,691          709,165
International Business Machines
   Corp.                                                    700           69,006
                                                                  --------------
                                                                       1,175,262
                                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Solectron Corp. *                                        64,000   $      341,120
                                                                  --------------
OFFICE ELECTRONICS--1.7%
Xerox Corp. *                                            35,609          605,709
                                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--0.8%
Advanced Micro Devices, Inc. *                            4,600          101,292
Novellus Systems, Inc. *                                    200            5,578
Teradyne, Inc. *                                          3,402           58,072
Texas Instruments, Inc.                                   5,249          129,230
                                                                  --------------
                                                                         294,172
                                                                  --------------
SOFTWARE--1.6%
Microsoft Corp.                                          18,200          486,122
Veritas Software Corp. *                                  3,700          105,635
                                                                  --------------
                                                                         591,757
                                                                  --------------
   TOTAL INFORMATION TECHNOLOGY                                        3,790,995
                                                                  --------------

MATERIALS--9.6%
CHEMICALS--4.7%
Dow Chemical Co. (The)                                    1,300           64,363
E.l. Du Pont de Nemours & Co.                            15,340          752,427
Monsanto Co.                                              4,336          240,865
Potash Corp. of Saskatchewan,
   Inc.                                                   3,378          280,577
Praxair, Inc.                                             8,108          357,968
                                                                  --------------
                                                                       1,696,200
                                                                  --------------
METALS & MINING--2.6%
Alcoa, Inc.                                              14,717          462,408
Newmont Mining Corp.                                     10,859          482,248
                                                                  --------------
                                                                         944,656
                                                                  --------------
PAPER & FOREST PRODUCTS--2.3%
International Paper Co.                                  20,178          847,476
                                                                  --------------
   TOTAL MATERIALS                                                     3,488,332
                                                                  --------------

TELECOMMUNICATION
   SERVICES--3.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.3%
SBC Communications, Inc.                                 15,987          411,985
Sprint Corp.                                              4,100          101,885
Verizon Communications, Inc.                             17,162          695,233
                                                                  --------------
   TOTAL TELECOMMUNICATION
     SERVICES                                                          1,209,103
                                                                  --------------

UTILITIES--0.8%
ELECTRIC UTILITIES--0.8%
PG&E Corp. *                                              1,200           39,936
Progress Energy, Inc.                                     5,288          239,229
                                                                  --------------
   TOTAL UTILITIES                                                       279,165
                                                                  --------------
TOTAL COMMON STOCKS
(Cost--$31,218,095)                                                   35,289,853
                                                                  --------------

See Notes to Financial Statements.

                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                 --------------   --------------
SHORT-TERM SECURITIES--7.9%
REPURCHASE AGREEMENT **--7.9%
Nomura Securities International,
   Inc., 1.96%, dated 12/31/04,
   due 01/03/05, total to be
   received $2,847,223
   (Cost--$2,846,758)                            $    2,846,758   $    2,846,758
                                                                  --------------
TOTAL INVESTMENTS--105.1%
(Cost--$34,064,853)                                                   38,136,611
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(5.1)%                                                     (1,845,949)
                                                                  --------------
NET ASSETS--100.0%                                                $   36,290,662
                                                                  ==============

----------
 *   NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   After a very strong 2003, investors turned risk averse in the early part of 2004. Markets were shaken by the February terrorist attack in Spain, its implications for the global war on terrorism, and several other geo-political events. It became apparent that the Fed would increase interest rates later in the year and the news was baked into market returns for some time before the first hike. With the economic recovery proceeding smoothly, job growth returning and the fear of deflation subsiding, Greenspan indicated his intention to move the short rate up at a "measured pace" this year and began with a 25 basis point bump on June 30. The market barely reacted as the expectation of the move proved to be worse than the reality. Although the Fed raised rates twice in the third quarter (generally a sign of economic growth), other indicators by late summer pointed to a soft patch in the recovery. Substantial growth in demand compounded by continued uncertainty regarding supply pushed crude oil higher and higher until topping $55 in mid-October; the price retreated for the remainder of the year. Investor concerns during the year over rising rates, a weakening dollar, the high cost of oil and the presidential election proved to have little weight. With a post-election bounce, most major indexes saw significant increases for the final quarter and the year. Once again, there was a growth rally in December, but value indexes finished on top for both the quarter and the full year. In this environment, the Portfolio led both the S&P 500 and the Russell 1000 Growth Indexes by healthy margins.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Though retailers posted mixed returns, other consumer discretionary industries had substantial gains and the sector had a favorable relative impact. Notwithstanding a relatively weak holiday shopping season, consumer discretionary stocks outperformed the broad market, owing in large part to hotels, restaurants and leisure companies which posted the best group return in the S&P 500 Index for the year due to the improving economy and the return of business and leisure travelers. The fundamental outlook is very positive for the hotel and travel service group. The information technology sector also had a strong favorable impact on relative performance, but this is a sector where we continue to tread cautiously. Despite a strong fourth quarter rally, the sector posted the lowest return in the S&P 500 Index for the year. The Portfolio's holdings did considerably better, led by Verisign (Internet security), and Apple Computer (whose stock about tripled during 2004 on the strength of its iPod sales). The outlook for IT spending in 2005 remains uncertain. There were two key factors that figured in to the Portfolio's health care outperformance. First, we continue to avoid significant positions in large cap pharmaceuticals, which worked to the Portfolio's benefit this year, given the negative news surrounding the Cox-2 class of pain inhibitors (among other things). Second, we have taken positions in several managed care providers, as the fundamentals are very positive for this group with rising premium rates and good cost controls in place. The financials sector had the greatest detrimental effect on relative performance. Despite the flattening yield curve, many financial companies rallied in the third quarter and the Portfolio - with relatively low exposure to the group - did not participate. On top of this, capital markets holdings hit a bump as trading volume was off and deal activity late in the summer was scarce. However, we are comfortable with the Portfolio's current modest position in the group. Further short-term rate increases and more yield curve compression will mean that many financial companies continue to operate in a difficult environment.

   With some of last year's uncertainty worked into the market if not completely resolved, the path is less ambiguous for 2005. The economy continues to expand, corporate balance sheets are strong and companies are well positioned to achieve another year of good earnings growth. Interest rates, though higher, remain low by historical standards and provide opportunity for cheap funding sources. Although growth might slow, we believe positive fundamentals in many sectors should steer market performance in the year ahead.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, PA RETAIL HOLDINGS LLC/CADENCE CAPITAL MANAGEMENT LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

              ROSZEL/PIMCO CCM CAPITAL
               APPRECIATION PORTFOLIO     S&P 500 INDEX   RUSSELL 1000 INDEX
  5/1/2003           $   10,000             $   10,000        $   10,000
12/31/2003           $   11,830             $   12,276        $   12,383
12/31/2004           $   13,344             $   13,611        $   13,795

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                          ONE YEAR    INCEPTION+
                                                          --------    ----------
Roszel/PIMCO CCM Capital Appreciation Portfolio            12.80%       18.87%
S&P 500 Index                                              10.88%       20.32%
Russell 1000 Index                                         11.40%       21.23%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    MAY 1, 2003.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                           PERCENTAGE
TOP TEN HOLDINGS**                        OF NET ASSETS
--------------------------------------    -------------
Microsoft Corp.                                 3.0%
Bank of America Corp.                           2.2
Cisco Systems, Inc.                             2.0
CIT Group, Inc.                                 1.7
Starwood Hotels &
  Resorts Worldwide, Inc.                       1.7
Johnson & Johnson                               1.6
Monsanto Co.                                    1.5
Marriott International,
  Inc. (Class A)                                1.4
Qualcomm, Inc.                                  1.4
Nike, Inc. (Class B)                            1.4
--------------------------------------    -------------
  Total                                        17.9%

                                           PERCENTAGE
HOLDINGS BY SECTOR                        OF NET ASSETS
--------------------------------------    -------------
Consumer Discretionary                         19.7%
Information Technology                         17.6
Industrials                                    16.5
Health Care                                    12.5
Financials                                     12.3
Energy                                          7.6
Consumer Staples                                4.8
Materials                                       4.0
Telecommunication Services                      2.5
Utilities                                       2.2
Other#                                          0.3
--------------------------------------    -------------
  Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                     SHARES           VALUE
                                                 --------------   --------------
COMMON STOCKS--99.7%
CONSUMER DISCRETIONARY--19.7%
AUTOMOBILES--1.0%
Harley-Davidson, Inc.                                    30,000   $    1,822,500
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE--6.5%
Marriott International, Inc.
   (Class A)                                             41,600        2,619,968
McDonald's Corp.                                         59,600        1,910,776
MGM MIRAGE *                                             31,100        2,262,214
Starbucks Corp. *                                        31,800        1,983,048
Starwood Hotels & Resorts
   Worldwide, Inc.                                       52,700        3,077,680
                                                                  --------------
                                                                      11,853,686
                                                                  --------------
HOUSEHOLD DURABLES--3.4%
D.R. Horton, Inc.                                        60,580        2,441,980
Fortune Brands, Inc.                                     25,650        1,979,667
Harman International Industries,
   Inc.                                                  13,900        1,765,300
                                                                  --------------
                                                                       6,186,947
                                                                  --------------
INTERNET & CATALOG RETAIL--1.1%
eBay, Inc. *                                             18,000        2,093,040
                                                                  --------------
MEDIA--3.4%
McGraw-Hill Cos., Inc. (The)                             20,400        1,867,416
Time Warner, Inc. *                                     125,500        2,439,720
Walt Disney Co.                                          66,600        1,851,480
                                                                  --------------
                                                                       6,158,616
                                                                  --------------
MULTILINE RETAIL--0.5%
J.C. Penney Co., Inc.                                    24,100          997,740
                                                                  --------------
SPECIALTY RETAIL--1.2%
Sherwin-Williams Co. (The)                               50,100        2,235,963
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS--2.6%
Coach, Inc. *                                            39,300        2,216,520
Nike, Inc. (Class B)                                     28,200        2,557,458
                                                                  --------------
                                                                       4,773,978
                                                                  --------------
   TOTAL CONSUMER DISCRETIONARY                                       36,122,470
                                                                  --------------
CONSUMER STAPLES--4.8%
FOOD PRODUCTS--1.3%
Hershey Foods Corp.                                      44,200        2,454,868
                                                                  --------------
HOUSEHOLD PRODUCTS--1.1%
Clorox Co.                                               33,000        1,944,690
                                                                  --------------
PERSONAL PRODUCTS--2.4%
Estee Lauder Cos., Inc. (The)                            40,500        1,853,685
Gillette Co. (The)                                       55,700        2,494,246
                                                                  --------------
                                                                       4,347,931
                                                                  --------------
   TOTAL CONSUMER STAPLES                                              8,747,489
                                                                  --------------

ENERGY--7.6%
ENERGY EQUIPMENT & SERVICES--1.0%
Baker Hughes, Inc.                                       22,000          938,740
BJ Services Co.                                          19,200          893,568
                                                                  --------------
                                                                       1,832,308
                                                                  --------------
OIL & GAS--6.6%
Apache Corp.                                             37,480   $    1,895,364
Burlington Resources, Inc.                               41,400        1,800,900
ConocoPhillips                                           22,000        1,910,260
Devon Energy Corp.                                       45,700        1,778,644
Kerr-McGee Corp.                                         32,000        1,849,280
Occidental Petroleum Corp.                               31,560        1,841,842
XTO Energy, Inc.                                         29,525        1,044,594
                                                                  --------------
                                                                      12,120,884
                                                                  --------------
   TOTAL ENERGY                                                       13,953,192
                                                                  --------------

FINANCIALS--12.3%
CAPITAL MARKETS--1.2%
Goldman Sachs Group, Inc.                                22,000        2,288,880
                                                                  --------------
COMMERCIAL BANKS--3.2%
Bank of America Corp.                                    85,736        4,028,734
Wachovia Corp.                                           35,300        1,856,780
                                                                  --------------
                                                                       5,885,514
                                                                  --------------
CONSUMER FINANCE--1.1%
Capital One Financial Corp.                              24,600        2,071,566
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES--1.7%
CIT Group, Inc.                                          67,900        3,111,178
                                                                  --------------
INSURANCE--2.7%
Allstate Corp. (The)                                     36,050        1,864,506
Metlife, Inc.                                            24,300          984,393
Prudential Financial, Inc.                               37,100        2,039,016
                                                                  --------------
                                                                       4,887,915
                                                                  --------------
THRIFTS & MORTGAGE FINANCE--2.4%
MGIC Investment Corp.                                    35,600        2,453,196
Radian Group, Inc.                                       35,600        1,895,344
                                                                  --------------
                                                                       4,348,540
                                                                  --------------
   TOTAL FINANCIALS                                                   22,593,593
                                                                  --------------
HEALTH CARE--12.5%
BIOTECHNOLOGY--3.1%
Amgen, Inc. *                                            30,000        1,924,500
Genzyme Corp. *                                          32,500        1,887,275
Gilead Sciences, Inc. *                                  52,600        1,840,474
                                                                  --------------
                                                                       5,652,249
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
CR Bard, Inc.                                            32,300        2,066,554
Waters Corp. *                                           28,100        1,314,799
                                                                  --------------
                                                                       3,381,353
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES--4.7%
Aetna, Inc.                                              18,900        2,357,775
Laboratory Corporation of
   America Holdings *                                    41,000        2,042,620
Pacificare Health Systems *                              30,000        1,695,600
UnitedHealth Group, Inc.                                 28,500        2,508,855
                                                                  --------------
                                                                       8,604,850
                                                                  --------------
PHARMACEUTICALS--2.9%
Johnson & Johnson                                        47,300        2,999,766
Wyeth                                                    55,600        2,368,004
                                                                  --------------
                                                                       5,367,770
                                                                  --------------
   TOTAL HEALTH CARE                                                  23,006,222
                                                                  --------------

See Notes to Financial Statements.

                                                     SHARES           VALUE
                                                 --------------   --------------
INDUSTRIALS--16.5%
AEROSPACE & DEFENSE--3.6%
Boeing Co. (The)                                         45,800   $    2,371,066
Honeywell International, Inc.                            59,400        2,103,354
Raytheon Co.                                             55,300        2,147,299
                                                                  --------------
                                                                       6,621,719
                                                                  --------------
AIR FREIGHT & LOGISTICS--2.2%
C.H. Robinson Worldwide, Inc.                            32,500        1,804,400
United Parcel Service, Inc.
   (Class B)                                             25,800        2,204,868
                                                                  --------------
                                                                       4,009,268
                                                                  --------------
BUILDING PRODUCTS--1.2%
Masco Corp.                                              61,000        2,228,330
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES--1.2%
Robert Half International, Inc.                          76,600        2,254,338
                                                                  --------------
ELECTRICAL EQUIPMENT--1.2%
Emerson Electric Co.                                     31,500        2,208,150
                                                                  --------------
INDUSTRIAL CONGLOMERATES--1.1%
Tyco International Ltd.                                  57,400        2,051,476
                                                                  --------------
MACHINERY--4.8%
Eaton Corp.                                              28,200        2,040,552
Illinois Tool Works, Inc.                                18,600        1,723,848
Ingersoll-Rand Co. (Class A)                             30,500        2,449,150
Parker Hannifin Corp.                                    33,500        2,537,290
                                                                  --------------
                                                                       8,750,840
                                                                  --------------
ROAD & RAIL--1.2%
Norfolk Southern Corp.                                   60,600        2,193,114
                                                                  --------------
   TOTAL INDUSTRIALS                                                  30,317,235
                                                                  --------------

INFORMATION TECHNOLOGY--17.6%
COMMUNICATIONS EQUIPMENT--5.6%
Cisco Systems, Inc. *                                   187,250        3,613,925
Juniper Networks, Inc. *                                 68,100        1,851,639
Motorola, Inc.                                          127,900        2,199,880
Qualcomm, Inc.                                           61,600        2,611,840
                                                                  --------------
                                                                      10,277,284
                                                                  --------------
COMPUTERS & PERIPHERALS--3.3%
Apple Computer, Inc. *                                   29,200        1,880,480
Dell, Inc. *                                             43,800        1,845,732
NCR Corp. *                                              33,200        2,298,436
                                                                  --------------
                                                                       6,024,648
                                                                  --------------
INTERNET SOFTWARE & SERVICES--2.2%
VeriSign, Inc. *                                         65,600        2,198,912
Yahoo!, Inc. *                                           49,300        1,857,624
                                                                  --------------
                                                                       4,056,536
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--1.3%
Intel Corp.                                              99,300        2,322,627
                                                                  --------------
SOFTWARE--5.2%
Adobe Systems, Inc.                                      29,900        1,875,926
Microsoft Corp.                                         206,480        5,515,081
Oracle Corp. *                                          159,500        2,188,340
                                                                  --------------
                                                                       9,579,347
                                                                  --------------
   TOTAL INFORMATION TECHNOLOGY                                       32,260,442
                                                                  --------------

MATERIALS--4.0%
CHEMICALS--2.7%
Dow Chemical Co. (The)                                   45,500   $    2,252,705
Monsanto Co.                                             50,100        2,783,055
                                                                  --------------
                                                                       5,035,760
                                                                  --------------
METALS & MINING--1.3%
Phelps Dodge Corp.                                       23,400        2,314,728
                                                                  --------------
   TOTAL MATERIALS                                                     7,350,488
                                                                  --------------

TELECOMMUNICATION
   SERVICES--2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
Sprint Corp.                                            100,650        2,501,152
Verizon Communications, Inc.                             51,200        2,074,112
                                                                  --------------
   TOTAL TELECOMMUNICATION
     SERVICES                                                          4,575,264
                                                                  --------------

UTILITIES--2.2%
ELECTRIC UTILITIES--1.0%
Exelon Corp.                                             43,300        1,908,231
                                                                  --------------

MULTI-UTILITIES & UNREGULATED POWER--1.2%
Duke Energy Corp.                                        84,300        2,135,320
                                                                  --------------
   TOTAL UTILITIES                                                     4,043,551
                                                                  --------------
TOTAL COMMON STOCKS
(Cost--$154,305,778)                                                 182,969,946
                                                                  --------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                 --------------
SHORT-TERM SECURITIES--0.7%
REPURCHASE AGREEMENT **--0.7%
Nomura Securities International,
   Inc., 1.96%, dated 12/31/04,
   due 01/03/05, total to be
   received $1,235,826
   (Cost--$1,235,624)                            $    1,235,624        1,235,624
                                                                  --------------
TOTAL INVESTMENTS--100.4%
(Cost--$155,541,402)                                                 184,205,570
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(0.4)%                                                       (728,898)
                                                                  --------------
NET ASSETS--100.0%                                                $  183,476,672
                                                                  ==============

----------
 *   NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Shipments of capital goods ex-defense, a widely used proxy for business spending, surged the most since 1998. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

   As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

   Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

   Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

   Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

   The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were health care, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

   By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

   Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Stock selection within the materials and processing sector was the primary contributor to relative performance versus the Russell Midcap Value Index during the twelve-month period ended December 31, 2004. Agricultural products maker Monsanto performed well, as the result of strong earnings and better than expected free cash flow generation. Stock selection within the producer durables sector also aided performance. Portfolio holding Cummins, a maker of gas, diesel and electric engines, performed well as earnings exceeded expectations due to revenue increases, expanding margins and increased product demand. Health care benefits provider Aetna was also a strong performer and contributed to Portfolio returns. Aetna continued to benefit from operational restructuring and market share gains.

   The primary detractor from performance during the twelve-month period ended December 31, 2004 was the combination of stock selection and a relative underweight position within the financial services sector. In general, Portfolio holdings within this sector failed to keep pace with Index returns. Stock selection within the utilities sector also detracted from performance. In particular, shares of Northeast Utilities declined after reducing earnings guidance due to aggressive price competition in its unregulated energy business. Additionally, within the consumer discretionary sector, shares of a clothing and apparel designer Tommy Hilfiger were hurt as investors reacted to news of investigations regarding past tax practices.

   We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, coated paper, and plywood. There are also companies whose profitability is rising due to strong and/or improving demand for their offerings such as voice over IP telephony, security software, large scale truck engines, mail order prescriptions and eye care solutions. Finally, there are individual company situations where management is reversing poor decisions and taking proactive measures that we believe will improve profitability and generate shareholder value. We continue to find and invest the Portfolio's assets in all of these types of situations.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO, LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                ROSZEL/LORD ABBETT MID CAP
                     VALUE PORTFOLIO         S&P 500 INDEX      RUSSELL MIDCAP VALUE INDEX
7/1/2002              $   10,000               $  10,000               $   10,000
12/31/2002            $    9,040               $   8,970               $    8,783
12/31/2003            $   11,274               $  11,544               $   12,128
12/31/2004            $   13,954               $  12,800               $   15,004


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                        SINCE
                                                          ONE YEAR    INCEPTION+
                                                          --------    ----------
Roszel/Lord Abbett Mid Cap Value Portfolio                 23.77%       14.25%
S&P 500 Index                                              10.88%       10.38%
Russell Midcap Value Index                                 23.71%       17.62%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                        PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
----------------------------------     -------------
Eastman Chemical Co.                        2.8%
SAFECO Corp.                                2.6
Genuine Parts Co.                           2.4
Halliburton Co.                             2.3
Pactiv Corp.                                2.2
Georgia-Pacific Corp.                       2.1
Host Marriott Corp.                         2.1
R.R. Donnelley & Sons Co.                   2.1
Hubbell, Inc. (Class B)                     2.1
Archer-Daniels-Midland Co.                  2.0
----------------------------------     -------------
  Total                                    22.7%

                                        PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
----------------------------------     -------------
Consumer Discretionary                     20.0%
Materials                                  18.0
Financials                                 15.2
Industrials                                10.3
Energy                                      7.9
Health Care                                 7.8
Utilities                                   7.5
Information Technology                      6.8
Consumer Staples                            3.7
Telecommunication Services                  1.0
Other#                                      1.8
----------------------------------     -------------
  Total                                   100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                     SHARES           VALUE
                                                 --------------   --------------
COMMON STOCKS--98.2%
CONSUMER DISCRETIONARY--20.0%
AUTO COMPONENTS--1.9%
Dana Corp.                                              170,400   $    2,953,032
                                                                  --------------

DISTRIBUTORS--2.4%
Genuine Parts Co.                                        85,100        3,749,506
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Brinker International, Inc. *                            18,600          652,302
Yum! Brands, Inc.                                        16,000          754,880
                                                                  --------------
                                                                       1,407,182
                                                                  --------------
HOUSEHOLD DURABLES--5.2%
American Greetings Corp.,
   (Class A)                                             44,900        1,138,215
Leggett & Platt, Inc.                                    74,100        2,106,663
Newell Rubbermaid, Inc.                                  69,200        1,673,948
Snap-On, Inc.                                            74,100        2,546,076
Tupperware Corp.                                         37,200          770,784
                                                                  --------------
                                                                       8,235,686
                                                                  --------------
MEDIA--2.8%
Interpublic Group of Cos., Inc. *                       170,600        2,286,040
R.H. Donnelley Corp. *                                   28,200        1,665,210
Westwood One, Inc. *                                     18,400          495,512
                                                                  --------------
                                                                       4,446,762
                                                                  --------------
MULTILINE RETAIL--1.7%
Federated Department Stores,
   Inc.                                                  17,900        1,034,441
May Department Stores Co. (The)                          54,200        1,593,480
                                                                  --------------
                                                                       2,627,921
                                                                  --------------
SPECIALTY RETAIL--4.1%
Foot Locker, Inc.                                       118,500        3,191,205
OfficeMax, Inc.                                          76,200        2,391,156
Payless ShoeSource, Inc. *                               78,800          969,240
                                                                  --------------
                                                                       6,551,601
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Tommy Hilfiger Corp. *                                  139,800        1,576,944
                                                                  --------------
   TOTAL CONSUMER DISCRETIONARY                                       31,548,634
                                                                  --------------

CONSUMER STAPLES--3.7%
FOOD & STAPLES RETAILING--0.6%
Safeway, Inc. *                                          48,300          953,442
                                                                  --------------
FOOD PRODUCTS--3.1%
Archer-Daniels-Midland Co.                              144,500        3,223,795
Dean Foods Co. *                                         48,400        1,594,780
                                                                  --------------
                                                                       4,818,575
                                                                  --------------
   TOTAL CONSUMER STAPLES                                              5,772,017
                                                                  --------------

ENERGY--7.9%
ENERGY EQUIPMENT & SERVICES--5.9%
GlobalSantaFe Corp.                                      85,400        2,827,594
Halliburton Co.                                          93,700        3,676,788
Pride International, Inc. *                             134,600        2,764,684
                                                                  --------------
                                                                       9,269,066
                                                                  --------------
OIL & GAS--2.0%
EOG Resources, Inc.                                      43,600        3,111,296
                                                                  --------------
   TOTAL ENERGY                                                       12,380,362
                                                                  --------------

FINANCIALS--15.2%
INSURANCE--10.2%
ACE Ltd.                                                  9,700   $      414,675
Conseco, Inc. *                                          99,700        1,989,015
Everest Re Group Ltd.                                    32,400        2,901,744
Lincoln National Corp.                                   16,700          779,556
MBIA, Inc.                                                9,400          594,832
PartnerRe, Ltd.                                          43,800        2,712,972
SAFECO Corp.                                             78,500        4,100,840
XL Capital Ltd. (Class A)                                32,400        2,515,860
                                                                  --------------
                                                                      16,009,494
                                                                  --------------
REAL ESTATE--3.6%
Health Care Property Investors,
   Inc.                                                  17,700          490,113
Healthcare Realty Trust, Inc.                            46,600        1,896,620
Host Marriott Corp.                                     189,500        3,278,350
                                                                  --------------
                                                                       5,665,083
                                                                  --------------
THRIFTS & MORTGAGE FINANCE--1.4%
PMI Group, Inc. (The)                                    52,800        2,204,400
                                                                  --------------
   TOTAL FINANCIALS                                                   23,878,977
                                                                  --------------

HEALTH CARE--7.8%
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
Bausch & Lomb, Inc.                                      39,800        2,565,508
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES--3.8%
Aetna, Inc.                                              24,800        3,093,800
Caremark Rx, Inc. *                                      71,100        2,803,473
                                                                  --------------
                                                                       5,897,273
                                                                  --------------
PHARMACEUTICALS--2.4%
King Pharmaceuticals, Inc. *                            183,400        2,274,160
Mylan Laboratories, Inc.                                 84,850        1,500,148
                                                                  --------------
                                                                       3,774,308
                                                                  --------------
   TOTAL HEALTH CARE                                                  12,237,089
                                                                  --------------

INDUSTRIALS--10.3%
COMMERCIAL SERVICES & SUPPLIES--2.1%
R.R. Donnelley & Sons Co.                                92,805        3,275,089
                                                                  --------------
ELECTRICAL EQUIPMENT--2.1%
Hubbell, Inc. (Class B)                                  62,400        3,263,520
                                                                  --------------
MACHINERY--3.8%
CNH Global NV                                            59,020        1,143,217
Cummins, Inc.                                            27,400        2,295,846
Timken Co.                                              100,900        2,625,418
                                                                  --------------
                                                                       6,064,481
                                                                  --------------
ROAD & RAIL--0.3%
USF Corp.                                                12,900          489,555
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS--2.0%
W.W. Grainger, Inc.                                      47,500        3,164,450
                                                                  --------------
   TOTAL INDUSTRIALS                                                  16,257,095
                                                                  --------------

INFORMATION TECHNOLOGY--6.8%
COMMUNICATIONS EQUIPMENT--1.1%
Avaya, Inc. *                                           107,000        1,840,400
                                                                  --------------

See Notes to Financial Statements.

                                                     SHARES           VALUE
                                                 --------------   --------------
INTERNET SOFTWARE & SERVICES--1.8%
McAfee, Inc. *                                           97,000   $    2,806,210
                                                                  --------------
IT SERVICES--1.1%
Computer Sciences Corp. *                                30,300        1,708,011
                                                                  --------------
SOFTWARE--2.8%
Cadence Design Systems, Inc. *                          169,200        2,336,652
Sybase, Inc. *                                          101,900        2,032,905
                                                                  --------------
                                                                       4,369,557
                                                                  --------------
   TOTAL INFORMATION TECHNOLOGY                                       10,724,178
                                                                  --------------
MATERIALS--18.0%
CHEMICALS--9.9%
Crompton Corp.                                          185,100        2,184,180
Eastman Chemical Co.                                     76,300        4,404,799
Monsanto Co.                                             57,500        3,194,125
Mosiac Co. (The) *                                      176,000        2,872,320
Potash Corp. of Saskatchewan,
   Inc.                                                  34,500        2,865,570
                                                                  --------------
                                                                      15,520,994
                                                                  --------------
CONTAINERS & PACKAGING--4.1%
Ball Corp.                                               70,400        3,096,192
Pactiv Corp. *                                          135,300        3,421,737
                                                                  --------------
                                                                       6,517,929
                                                                  --------------
PAPER & FOREST PRODUCTS--4.0%
Georgia-Pacific Corp.                                    89,726        3,362,930
MeadWestvaco Corp.                                       85,200        2,887,428
                                                                  --------------
                                                                       6,250,358
                                                                  --------------
   TOTAL MATERIALS                                                    28,289,281
                                                                  --------------

TELECOMMUNICATION
   SERVICES--1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
CenturyTel, Inc.                                         46,500        1,649,355
                                                                  --------------

UTILITIES--7.5%
ELECTRIC UTILITIES--3.7%
Ameren Corp.                                             60,500        3,033,470
Northeast Utilities                                     112,500        2,120,625
Puget Energy, Inc.                                       29,900          738,530
                                                                  --------------
                                                                       5,892,625
                                                                  --------------
GAS UTILITIES--2.5%
NiSource, Inc.                                          109,400        2,492,132
Southwest Gas Corp.                                      59,300        1,506,220
                                                                  --------------
                                                                       3,998,352
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER--1.3%
CMS Energy Corp. *                                      191,300        1,999,085
                                                                  --------------
   TOTAL UTILITIES                                                    11,890,062
                                                                  --------------
TOTAL COMMON STOCKS
(Cost--$113,215,981)                                                 154,627,050
                                                                  --------------

                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                 --------------   --------------
SHORT-TERM SECURITIES--2.7%
REPURCHASE AGREEMENT **--2.7%
Nomura Securities International,
   Inc., 1.96%, dated 12/31/04,
   due 01/03/05, total to be
   received $4,231,670
   (Cost--$4,230,979)                            $    4,230,979   $    4,230,979
                                                                  --------------
TOTAL INVESTMENTS--100.9%
(Cost--$117,446,960)                                                 158,858,029

OTHER LIABILITIES IN EXCESS OF
   ASSETS--(0.9)%                                                     (1,440,847)
                                                                  --------------
NET ASSETS--100.0%                                                $  157,417,182
                                                                  ==============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   The economy continued to grow at a strong pace throughout 2004, a development that began in the second quarter of 2003. Counting the nearly 160,000 new jobs added in December, U.S. job growth checked in at approximately 2.2 million in 2004 based on the establishment survey and 1.7 million based on the household survey. Corporate profitability remained strong, balance sheets continued to improve, and dividend distributions increased, all signaling a healthy backdrop for equities. On the other hand, the costs of conducting business and running a household increased with rising energy and raw material costs. At the beginning of the year, the price of oil was about $10 higher than its 20-year historical average. Eventually, the price of oil peaked in the mid-$50's, nearly 150% higher than historical norms, before subsiding slightly. Additionally, commodity prices continued to rise as the global macroeconomic environment improved. With the threat of inflation lingering, the Federal Reserve Open Market Committee (the Fed) raised the Fed Funds rate by 125 basis points in 2004 (from 1% to 2.25%).

   With a growing economy, the broader Russell indices posted positive returns in 2004 and for the second straight year. Interestingly, value out-performed growth across the capitalization spectrum within all of the Russell indices; more specifically, Russell Midcap Value out-performed Russell Midcap Growth. This is somewhat surprising as typically growth out-performs value during periods of strong economic growth.

   The top performing sectors in the Russell Midcap Growth benchmark were financials, utilities, energy and telecommunications services.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   The Roszel/Seligman Mid Cap Growth Portfolio under-performed the benchmark Russell Midcap Growth Index for the year. This under-performance is primarily a byproduct of portfolio construction favoring the pro-growth, pro-cyclical sectors and industries within the benchmark, a theme that has continued since the inception of the Portfolio. Consistent with our pro-growth positioning, the Portfolio held significant weightings, on average, in information technology, consumer discretionary, health care, industrials, and materials.

   The Portfolio, on average versus the benchmark, had a slight under-weight position in information technology with a focus on software and services companies that we believe should benefit from an improving economy and increased capital expenditures. However, stock selection and sector selection were negative contributors in the Portfolio.

   The Portfolio continued to maintain significant exposure to the consumer discretionary sector, although, on average for the year, maintained an under-weight position versus the benchmark. We continued to under-weight the Portfolio in this sector largely because we felt expectations and valuations had become somewhat high for these stocks. Stock selection and sector selection were negative contributors in the Portfolio.

   In the industrials sector, the Portfolio has been focused on the areas that we believe will benefit from a strong economy and a strong labor market, including employment services and office services and supplies. In the materials sector, we continue to focus on stocks that are more closely tied to industrial growth and capital investment. Despite strong job growth and a strong economy overall, holdings and over-weight positions in both the industrials and materials sectors were negative contributors to the Portfolio. The Portfolio continues to maintain an over-weight position versus the benchmark in the industrial sector and materials sector because these sectors' stocks typically benefit from a strong economic environment.

   Financials were a negative contributor to the Portfolio with sector selection serving as a negative contributor and stock selection serving as a slightly positive contributor when compared to the performance of financials in the benchmark. The financial sub-sectors within the benchmark include real estate concerns and banks with exposure to the residential mortgage market. We believed that a rising interest rate environment would put pressure on the companies within these sub-sectors as their fates have historically been aligned with the direction of interest rates. Somewhat surprisingly, while the Fed raised the Fed Funds rate five times beginning June 30, 2004, for a total of 125 basis points, the yield on the 10-year treasury dipped from 4.70% on June 1st to 4.22% on December 31st (roughly where it began for the year) while real estate and banking stocks in the benchmark performed exceedingly well. We continue to maintain an under-weight position in financials due to the makeup of the industry groups within the sector, as well as our concern that interest rates will rise, squeezing margins and earnings.

   Health care continues to be another large sector weighting, one that the Portfolio was over-weight versus the benchmark on average for the year. The Portfolio's health care holdings delivered generally strong absolute and relative performance for the year versus the same sector of the benchmark. Our investments in this sector continue to be focused on higher growth areas with our largest over-weight position in the medical devices, biotechnology and pharmaceutical sub-sectors. We continue to believe that health care is a secular growth story due to the aging of the baby boomers and the development of innovative products and services.

   We expect economic growth to moderate yet continue to be strong. We also believe that inflation and interest rates will continue to rise, and we will keep an eye on the Fed's handling of these issues. We also believe that the burden of growth will shift at some point, with consumer spending moderating and corporate spending in the form of capital investments improving. As such, we continue to position the Portfolio with our largest holdings in information technology, health care, industrials, materials, and, to a lesser extent, consumer discretionary stocks.

THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER,
J. & W. SELIGMAN & CO. INCORPORATED.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                ROSZEL/SELIGMAN MID CAP
                   GROWTH PORTFOLIO       S&P 500 INDEX     RUSSELL MIDCAP GROWTH INDEX
7/1/2002             $  10,000              $  10,000                $   10,000
12/31/2002           $   9,180              $   8,970                $    9,040
12/31/2003           $  12,240              $  11,544                $   12,902
12/31/2004           $  13,290              $  12,800                $   14,900

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                     SINCE
                                                       ONE YEAR    INCEPTION+
                                                       --------    ----------
Roszel/Seligman Mid Cap Growth Portfolio                 8.57%       12.04%
S&P 500 Index                                           10.88%       10.38%
Russell Midcap Growth Index                             15.48%       17.29%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                            PERCENTAGE
TOP TEN HOLDINGS**                        OF NET ASSETS
---------------------------------------   -------------
Tractor Supply Co.                              2.9%
Herman Miller, Inc.                             2.5
Manpower, Inc.                                  2.2
Cintas Corp.                                    1.9
Monster Worldwide, Inc.                         1.9
Martek Biosciences Corp.                        1.9
TIBCO Software, Inc.                            1.8
Chico's FAS, Inc.                               1.8
Robert Half International, Inc.                 1.8
Noble Energy, Inc.                              1.7
---------------------------------------   -------------
  Total                                        20.4%

                                            PERCENTAGE
HOLDINGS BY SECTOR                        OF NET ASSETS
---------------------------------------   -------------
Health Care                                    23.1%
Information Technology                         21.3
Industrials                                    20.2
Consumer Discretionary                         17.9
Consumer Staples                                5.5
Materials                                       3.0
Energy                                          2.5
Telecommunication Services                      0.5
Other#                                          6.0
---------------------------------------   -------------
  Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                     SHARES            VALUE
                                                 --------------   --------------
COMMON STOCKS--94.0%
CONSUMER DISCRETIONARY--17.9%
HOTELS, RESTAURANTS & LEISURE--5.3%
Cheesecake Factory, Inc. (The) *                         14,850   $      482,180
Marriott International, Inc.
   (Class A)                                              4,700          296,006
Outback Steakhouse, Inc.                                 14,400          659,232
Starwood Hotels & Resorts
   Worldwide, Inc.                                       10,000          584,000
Yum! Brands, Inc.                                        13,200          622,776
                                                                  --------------
                                                                       2,644,194
                                                                  --------------
HOUSEHOLD DURABLES--0.7%
Fortune Brands, Inc.                                      4,700          362,746
                                                                  --------------
INTERNET & CATALOG RETAIL--0.8%
Blue Nile, Inc. *                                        13,600          375,632
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS--1.0%
Brunswick Corp.                                           9,900          490,050
                                                                  --------------
MEDIA--1.0%
Interpublic Group of Cos., Inc. *                        37,400          501,160
                                                                  --------------
MULTILINE RETAIL--1.0%
Family Dollar Stores, Inc.                               16,400          512,172
                                                                  --------------
SPECIALTY RETAIL--8.1%
Bed Bath & Beyond, Inc. *                                18,800          748,804
Chico's FAS, Inc. *                                      20,140          916,974
Michaels Stores, Inc.                                     8,300          248,751
Tractor Supply Co. *                                     38,500        1,432,585
Williams-Sonoma, Inc. *                                  19,400          679,776
                                                                  --------------
                                                                       4,026,890
                                                                  --------------
   TOTAL CONSUMER
     DISCRETIONARY                                                     8,912,844
                                                                  --------------

CONSUMER STAPLES--5.5%
FOOD & STAPLES RETAILING--0.7%
NeighborCare, Inc. *                                     12,100          371,712
                                                                  --------------
FOOD PRODUCTS--2.5%
Hershey Foods Corp.                                       5,800          322,132
McCormick & Co., Inc.                                    16,900          652,340
Wm. Wrigley Jr. Co.                                       4,000          276,760
                                                                  --------------
                                                                       1,251,232
                                                                  --------------
PERSONAL PRODUCTS--2.3%
Nu Skin Enterprises, Inc.
   (Class A)                                             12,500          317,250
USANA Health Sciences, Inc. *                            23,700          810,540
                                                                  --------------
                                                                       1,127,790
                                                                  --------------
   TOTAL CONSUMER STAPLES                                              2,750,734
                                                                  --------------

ENERGY--2.5%
ENERGY EQUIPMENT & SERVICES--0.8%
Smith International, Inc. *                               7,600          413,516
                                                                  --------------
OIL & GAS--1.7%
Noble Energy, Inc.                                       13,400          826,244
                                                                  --------------
   TOTAL ENERGY                                                        1,239,760
                                                                  --------------

HEALTH CARE--23.1%
BIOTECHNOLOGY--7.4%
Amylin Pharmaceuticals, Inc. *                           11,100   $      259,296
Encysive Pharmaceuticals, Inc. *                         21,400          212,502
Eyetech Pharmaceuticals, Inc. *                           8,100          368,550
Gen-Probe, Inc. *                                         4,300          194,403
Genzyme Corp. *                                           7,100          412,297
Martek Biosciences Corp. *                               18,400          942,080
MedImmune, Inc. *                                        17,755          481,338
Onyx Pharmaceuticals, Inc. *                              4,400          142,516
OSI Pharmaceuticals, Inc. *                               3,400          254,490
Serologicals Corp. *                                      9,800          216,776
United Therapeutics Corp. *                               5,100          230,265
                                                                  --------------
                                                                       3,714,513
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.6%
Biomet, Inc.                                              5,000          216,950
CR Bard, Inc.                                             8,500          543,830
Fisher Scientific International,
   Inc. *                                                 6,500          405,470
Given Imaging Ltd. *                                      7,800          280,098
I-Flow Corp. *                                            5,300           96,619
Varian Medical Systems, Inc. *                            6,200          268,088
                                                                  --------------
                                                                       1,811,055
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES--6.6%
Caremark Rx, Inc. *                                      20,500          808,315
Cerner Corp. *                                            9,000          478,530
Coventry Health Care, Inc. *                              5,900          313,172
Lincare Holdings, Inc. *                                  5,100          217,515
Pacificare Health Systems *                               4,500          254,340
Quest Diagnostic, Inc.                                    5,100          487,305
WellPoint, Inc. *                                         6,200          713,000
                                                                  --------------
                                                                       3,272,177
                                                                  --------------
PHARMACEUTICALS--5.5%
Conor Medsystems, Inc. *                                 12,700          175,895
Eon Labs, Inc. *                                         16,300          440,100
IVAX Corp. *                                             33,400          528,388
Medicis Pharmaceutical Corp.
   (Class A)                                             10,800          379,188
Sepracor, Inc. *                                          8,800          522,456
Watson Pharmaceuticals, Inc. *                           21,100          692,291
                                                                  --------------
                                                                       2,738,318
                                                                  --------------
   TOTAL HEALTH CARE                                                  11,536,063
                                                                  --------------

INDUSTRIALS--20.2%
AEROSPACE & DEFENSE--3.1%
Precision Castparts Corp.                                11,400          748,752
Rockwell Collins, Inc.                                   12,300          485,112
Titan Corp. *                                            20,700          335,340
                                                                  --------------
                                                                       1,569,204
                                                                  --------------
AIRLINES--1.5%
Northwest Airlines Corp. *                               43,400          474,362
Southwest Airlines Co.                                   17,600          286,528
                                                                  --------------
                                                                         760,890
                                                                  --------------
BUILDING PRODUCTS--1.1%
American Standard Cos., Inc. *                           13,500          557,820
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES--11.5%
Cintas Corp.                                             21,700          951,762
Herman Miller, Inc.                                      45,800        1,265,454
Manpower, Inc.                                           22,200        1,072,260

See Notes to Financial Statements.

                                                     SHARES            VALUE
                                                 --------------   --------------
Monster Worldwide, Inc. *                                28,200   $      948,648
Robert Half International, Inc.                          30,630          901,441
United Rentals, Inc. *                                   31,500          595,350
                                                                  --------------
                                                                       5,734,915
                                                                  --------------
CONSTRUCTION & ENGINEERING--1.9%
Fluor Corp.                                               8,100          441,531
Jacobs Engineering Group, Inc.                           10,400          497,016
                                                                  --------------
                                                                         938,547
                                                                  --------------
ELECTRICAL EQUIPMENT--0.8%
Rockwell Automation, Inc.                                 8,400          416,220
                                                                  --------------

MACHINERY--0.3%
Oshkosh Truck Corp.                                       1,800          123,084
                                                                  --------------
   TOTAL INDUSTRIALS                                                  10,100,680
                                                                  --------------

INFORMATION TECHNOLOGY--21.3%
COMMUNICATIONS EQUIPMENT--2.5%
Avaya, Inc. *                                            17,300          297,560
Juniper Networks, Inc. *                                 21,500          584,585
Lucent Technologies, Inc. *                              59,800          224,848
Polycom, Inc. *                                           5,300          123,596
                                                                  --------------
                                                                       1,230,589
                                                                  --------------
COMPUTERS & PERIPHERALS--2.7%
Apple Computer, Inc. *                                    5,900          379,960
Komag, Inc. *                                            14,400          270,432
Network Appliance, Inc. *                                11,600          385,352
Seagate Technology                                       18,900          326,403
                                                                  --------------
                                                                       1,362,147
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.8%
Solectron Corp. *                                        41,100          219,063
Symbol Technologies, Inc.                                39,500          683,350
Trimble Navigation Ltd. *                                14,500          479,080
                                                                  --------------
                                                                       1,381,493
                                                                  --------------
INTERNET SOFTWARE & SERVICES--2.2%
Ask Jeeves, Inc. *                                       26,300          703,525
Openwave Systems, Inc. *                                 23,800          367,948
                                                                  --------------
                                                                       1,071,473
                                                                  --------------
IT SERVICES--2.1%
Affiliated Computer Services,
   Inc. (Class A) *                                       6,000          361,140
Cognizant Technology Solutions
   Corp., (Class A) *                                     4,800          203,184
Fiserv, Inc. *                                           12,000          482,280
                                                                  --------------
                                                                       1,046,604
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--4.0%
Altera Corp. *                                           13,300          275,310
Broadcom Corp. (Class A) *                               12,300          397,044
KLA-Tencor Corp. *                                        4,100          190,978
Lam Research Corp. *                                     15,400          445,214
Linear Technology Corp.                                   6,400          248,064
National Semiconductor Corp.                             14,200          254,890
PMC-Sierra, Inc. *                                       17,500          196,875
                                                                  --------------
                                                                       2,008,375
                                                                  --------------
SOFTWARE--5.0%
Adobe Systems, Inc.                                       7,700          483,098
BEA Systems, Inc. *                                      61,000          540,460
Business Objects SA, ADR *                                4,900          124,166
Cogent, Inc. *                                            2,800   $       92,400
Jack Henry & Associates, Inc.                            12,500          248,875
NAVTEQ Corp. *                                            2,200          101,992
TIBCO Software, Inc. *                                   69,000          920,460
                                                                  --------------
                                                                       2,511,451
                                                                  --------------
   TOTAL INFORMATION
     TECHNOLOGY                                                       10,612,132
                                                                  --------------

MATERIALS--3.0%
CHEMICALS--2.2%
Airgas, Inc.                                             27,200          721,072
Cytec Industries, Inc.                                    7,800          401,076
                                                                  --------------
                                                                       1,122,148
                                                                  --------------
PAPER & FOREST PRODUCTS--0.8%
MeadWestvaco Corp.                                       11,700          396,513
                                                                  --------------
   TOTAL MATERIALS                                                     1,518,661
                                                                  --------------

TELECOMMUNICATION
   SERVICES--0.5%
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Nextel Partners, Inc.
   (Class A) *                                           13,800          269,652
                                                                  --------------
TOTAL COMMON STOCKS
(Cost--$41,863,231)                                                   46,940,526
                                                                  --------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                 --------------
SHORT-TERM SECURITIES--4.4%
REPURCHASE AGREEMENT **--4.4%
Nomura Securities International,
   Inc., 1.96%, dated 12/31/04,
   due 01/03/05, total to be
   received $2,187,769
   (Cost--$2,187,412)                            $    2,187,412        2,187,412
                                                                  --------------
TOTAL INVESTMENTS--98.4%
(Cost--$44,050,643)                                                   49,127,938
OTHER ASSETS LESS
   LIABILITIES--1.6%                                                     797,208
                                                                  --------------
NET ASSETS--100.0%                                                $   49,925,146
                                                                  ==============

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   Despite strong equity returns in 2003, investors' risk tolerance fell in the early part of 2004 with the February terrorist attack in Spain and several other geo-political events. As time went on, however, investors were lured back to the market. With the economic recovery proceeding smoothly, job growth returning and the fear of deflation subsiding, the market barely reacted when the Federal Reserve Board followed through on its well telegraphed plan to increase the Fed Funds rate by 25 basis points on June 30.

   Although the Fed raised rates twice in the third quarter (generally a sign of economic growth), other indicators by late summer pointed to a soft patch in the recovery. In addition, investors were increasingly concerned about a weakening U.S. dollar, the rising cost of oil and the presidential election. Nonetheless, the market finished the year strong, with most major indexes posting significant increases for the final quarter and the year.

   While growth led the December rally, value indexes finished on top for both the quarter and the full year.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   The Roszel/PIMCO Small Cap Value Portfolio outperformed its benchmark in 2004, returning 22.8% versus 22.3% for the Russell 2000 Value Index.

   Relative performance was helped during the year by the Portfolio's underweight exposure to technology, a sector that struggled throughout most of the year. We strictly adhered to our intrinsic value discipline, which focuses on dividend-yielding stocks with low valuations. Our research indicated that technology valuations were still too high and hardly any tech stocks pay a dividend, leaving us with few opportunities in this sector.

   Energy was also a strong point for the Portfolio, with the sector as a whole supported by rising oil prices. Overweight exposure and strong stock selection in energy contributed to relative performance during the period. In fact, two of the best performing stocks in the Portfolio over the year were in energy:
Frontline Ltd., a crude oil transportation company, and Berry Petroleum, a crude oil and natural gas company. Both of these holdings appreciated by over 100% in 2004.

   Poor stock selection in the consumer discretionary sector was a detractor from performance during the period. Callaway Golf, a golf equipment and apparel manufacturer, and Bob Evans Farms, the operator of Bob Evans Restaurants and General Stores, both struggled in 2004 and hurt the portfolio's relative performance.

   Looking ahead we caution investors that, after a strong five-year cycle of small-cap outperformance, the universe of companies in the small cap value arena have currently reached fuller valuations. As a result, the outsized returns of late should not be expected over the next several years.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, PA RETAIL HOLDINGS LLC/NFJ INVESTMENT GROUP L.P.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

             ROSZEL/PIMCO SMALL CAP
                VALUE PORTFOLIO         S&P 500 INDEX   RUSSELL 2000 VALUE INDEX
  7/1/2002         $ 10,000               $ 10,000               $ 10,000
12/31/2002         $  9,390               $  8,970               $  8,257
12/31/2003         $ 12,507               $ 11,544               $ 12,059
12/31/2004         $ 15,363               $ 12,800               $ 14,742

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                              SINCE
                                               ONE YEAR     INCEPTION+
                                               --------     ----------
Roszel/PIMCO Small Cap Value Portfolio          22.83%        18.73%
S&P 500 Index                                   10.88%        10.38%
Russell 2000 Value Index                        22.25%        16.79%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                            PERCENTAGE
TOP TEN HOLDINGS**                        OF NET ASSETS
-------------------------------------     -------------
World Fuel Services Corp.                       1.3%
IPSCO, Inc.                                     1.3
Commercial Metals Co.                           1.3
Chicago Bridge & Iron Co. NV
  (NY Registered Shares)                        1.2
Intrawest Corp.                                 1.1
Massey Energy Co.                               1.1
Lennox International, Inc.                      1.1
Range Resources Corp.                           1.1
CBL & Associates Properties, Inc.               1.1
Goldcorp, Inc.                                  1.1
-------------------------------------     -------------
  Total                                        11.7%

                                            PERCENTAGE
HOLDINGS BY SECTOR                        OF NET ASSETS
-------------------------------------     -------------
Industrials                                    21.0%
Financials                                     18.6
Materials                                      11.9
Energy                                         11.7
Utilities                                       9.7
Consumer Discretionary                          9.0
Consumer Staples                                8.8
Health Care                                     4.1
Information Technology                          1.2
Other#                                          4.0
-------------------------------------     -------------
  Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                     SHARES           VALUE
                                                 --------------   --------------
COMMON STOCKS--96.0%
CONSUMER DISCRETIONARY--9.0%
AUTO COMPONENTS--1.1%
ArvinMeritor, Inc.                                       45,100   $    1,008,887
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE--2.2%
Bob Evans Farms, Inc.                                    38,800        1,014,232
Intrawest Corp.                                          48,200        1,108,118
                                                                  --------------
                                                                       2,122,350
                                                                  --------------
HOUSEHOLD DURABLES--0.4%
Libbey, Inc.                                             19,100          424,211
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS--0.9%
Sturm Ruger & Co., Inc.                                  98,400          888,552
                                                                  --------------
SPECIALTY RETAIL--1.7%
Burlington Coat Factory
   Warehouse Corp.                                       43,700          991,990
Cato Corp. (The) (Class A)                               23,300          671,506
                                                                  --------------
                                                                       1,663,496
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS--2.7%
Brown Shoe Co., Inc.                                     20,600          614,498
Kellwood Co.                                             28,500          983,250
Russell Corp.                                            51,500        1,003,220
                                                                  --------------
                                                                       2,600,968
                                                                  --------------
   TOTAL CONSUMER
     DISCRETIONARY                                                     8,708,464
                                                                  --------------

CONSUMER STAPLES--8.8%
FOOD & STAPLES RETAILING--3.1%
Casey's General Stores, Inc.                             55,600        1,009,140
Ruddick Corp.                                            46,400        1,006,416
Weis Markets, Inc.                                       25,900          998,963
                                                                  --------------
                                                                       3,014,519
                                                                  --------------
FOOD PRODUCTS--3.7%
Corn Products International, Inc.                        18,400          985,504
Fresh Del Monte Produce, Inc.                            35,000        1,036,350
Lancaster Colony Corp.                                   22,600          968,862
Sanderson Farms, Inc.                                    12,600          545,328
                                                                  --------------
                                                                       3,536,044
                                                                  --------------
HOUSEHOLD PRODUCTS--1.0%
WD-40 Co.                                                34,600          982,986
                                                                  --------------
TOBACCO--1.0%
Universal Corp.                                          20,300          971,152
                                                                  --------------
   TOTAL CONSUMER STAPLES                                              8,504,701
                                                                  --------------

ENERGY--11.7%
ENERGY EQUIPMENT & SERVICES--1.0%
Tidewater, Inc.                                          29,300        1,043,373
                                                                  --------------
OIL & GAS--10.7%
Berry Petroleum Co. (Class A)                            22,100        1,054,170
Cabot Oil & Gas Corp.                                    22,700        1,004,475
Frontline Ltd.                                           21,800          967,047
Holly Corp.                                              35,800          997,746
Penn Virginia Corp.                                      24,800        1,006,136
Range Resources Corp.                                    52,500        1,074,150
St. Mary Land & Exploration Co.                          24,500   $    1,022,630
Teekay Shipping Corp.                                    23,400          985,374
Western Gas Resources, Inc.                              34,000          994,500
World Fuel Services Corp.                                25,300        1,259,940
                                                                  --------------
                                                                      10,366,168
                                                                  --------------
   TOTAL ENERGY                                                       11,409,541
                                                                  --------------

FINANCIALS--18.6%
COMMERCIAL BANKS--4.1%
Amcore Financial, Inc.                                   30,100          968,618
BancorpSouth, Inc.                                       40,500          986,985
Old National Bancorp                                     38,200          987,852
Susquehanna Bancshares, Inc.                             39,300          980,535
                                                                  --------------
                                                                       3,923,990
                                                                  --------------
INSURANCE--4.2%
AmerUs Group Co.                                         22,800        1,032,840
Delphi Financial Group, Inc.
   (Class A)                                             21,400          987,610
LandAmerica Financial Group,
   Inc.                                                  18,400          992,312
Scottish Re Group Ltd.                                   40,700        1,054,130
                                                                  --------------
                                                                       4,066,892
                                                                  --------------
REAL ESTATE--8.3%
CBL & Associates
   Properties, Inc.                                      13,900        1,061,265
Equity One, Inc.                                         43,700        1,037,001
First Industrial Realty Trust, Inc.                      24,000          977,520
Healthcare Realty Trust, Inc.                            24,000          976,800
HRPT Properties Trust                                    77,900          999,457
Nationwide Health Properties, Inc.                       41,200          978,500
New Plan Excel Realty Trust                              36,700          993,836
Shurgard Storage Centers, Inc.
   (Class A)                                             23,200        1,021,032
                                                                  --------------
                                                                       8,045,411
                                                                  --------------
THRIFTS & MORTGAGE FINANCE--2.0%
Commercial Federal Corp.                                 33,000          980,430
Washington Federal, Inc.                                 37,200          987,288
                                                                  --------------
                                                                       1,967,718
                                                                  --------------
   TOTAL FINANCIALS                                                   18,004,011
                                                                  --------------

HEALTH CARE--4.1%
HEALTH CARE EQUIPMENT & SUPPLIES--3.1%
Arrow International, Inc.                                31,600          979,284
Invacare Corp.                                           21,400          989,964
West Pharmaceutical Services,
   Inc.                                                  41,400        1,036,242
                                                                  --------------
                                                                       3,005,490
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES--1.0%
Owens & Minor, Inc.                                      35,400          997,218
                                                                  --------------
   TOTAL HEALTH CARE                                                   4,002,708
                                                                  --------------

INDUSTRIALS--21.0%
AEROSPACE & DEFENSE--2.3%
Cubic Corp.                                               9,200          231,564
Curtiss-Wright Corp.                                     17,500        1,004,675
Precision Castparts Corp.                                15,400        1,011,472
                                                                  --------------
                                                                       2,247,711
                                                                  --------------

See Notes to Financial Statements.

                                                     SHARES           VALUE
                                                 --------------   --------------
BUILDING PRODUCTS--3.2%
Lennox International, Inc.                               53,200   $    1,082,620
Universal Forest Products, Inc.                          24,000        1,041,600
York International Corp.                                 27,300          942,942
                                                                  --------------
                                                                       3,067,162
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES--2.1%
Banta Corp.                                              22,300          998,148
Ennis, Inc.                                              54,200        1,043,350
                                                                  --------------
                                                                       2,041,498
                                                                  --------------
CONSTRUCTION & ENGINEERING--1.2%
Chicago Bridge & Iron Co. NV
   (NY Registered Shares)                                28,900        1,156,000
                                                                  --------------
ELECTRICAL EQUIPMENT--2.1%
Acuity Brands, Inc.                                      32,500        1,033,500
Regal-Beloit Corp.                                       34,500          986,700
                                                                  --------------
                                                                       2,020,200
                                                                  --------------
INDUSTRIAL CONGLOMERATES--1.1%
Teleflex, Inc.                                           20,200        1,049,188
                                                                  --------------

MACHINERY--7.0%
Albany International Corp.                               29,000        1,019,640
Barnes Group, Inc.                                       37,500          994,125
Crane Co.                                                34,200          986,328
Harsco Corp.                                             18,900        1,053,486
Lincoln Electric Holdings, Inc.                          28,000          967,120
Mueller Industries, Inc.                                 24,800          798,560
Valmont Industries, Inc.                                 40,700        1,021,977
                                                                  --------------
                                                                       6,841,236
                                                                  --------------
ROAD & RAIL--2.0%
Arkansas Best Corp.                                      22,000          987,580
USF Corp.                                                26,500        1,005,675
                                                                  --------------
                                                                       1,993,255
                                                                  --------------
   TOTAL INDUSTRIALS                                                  20,416,250
                                                                  --------------

INFORMATION TECHNOLOGY--1.2%
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Landauer, Inc.                                           20,900          955,130
Methode Electronics, Inc.                                15,000          192,750
                                                                  --------------
                                                                       1,147,880
                                                                  --------------
MATERIALS--11.9%
CHEMICALS--4.2%
Lubrizol Corp.                                           28,000        1,032,080
Methanex Corp.                                           56,400        1,029,864
RPM International, Inc.                                  52,300        1,028,218
Sensient Technologies Corp.                              41,300          990,787
                                                                  --------------
                                                                       4,080,949
                                                                  --------------
CONTAINERS & PACKAGING--1.0%
Rock-Tenn Co. (Class A)                                  60,900          923,244
                                                                  --------------
METALS & MINING--6.7%
Arch Coal, Inc.                                          27,900          991,566
Commercial Metals Co.                                    24,300        1,228,608
Goldcorp, Inc.                                           70,500        1,060,320
IAMGOLD Corp.                                           137,900          911,519
IPSCO, Inc.                                              25,900   $    1,238,020
Massey Energy Co.                                        31,400        1,097,430
                                                                  --------------
                                                                       6,527,463
                                                                  --------------
   TOTAL MATERIALS                                                    11,531,656
                                                                  --------------

UTILITIES--9.7%
ELECTRIC UTILITIES--1.5%
Cleco Corp.                                              48,300          978,558
Duquesne Light Holdings, Inc.                            27,000          508,950
                                                                  --------------
                                                                       1,487,508
                                                                  --------------
GAS UTILITIES--5.1%
Atmos Energy Corp.                                       35,500          970,925
Northwest Natural Gas Co.                                30,100        1,015,574
Peoples Energy Corp.                                     22,100          971,295
UGI Corp.                                                24,100          985,931
WGL Holdings, Inc.                                       32,100          989,964
                                                                  --------------
                                                                       4,933,689
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER--3.1%
Energen Corp.                                            16,800          990,360
National Fuel Gas Co.                                    35,100          994,734
Vectren Corp.                                            36,100          967,480
                                                                  --------------
                                                                       2,952,574
                                                                  --------------
   TOTAL UTILITIES                                                     9,373,771
                                                                  --------------
TOTAL COMMON STOCKS
(Cost--$76,658,354)                                                   93,098,982
                                                                  --------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                 --------------
SHORT-TERM SECURITIES--5.0%
REPURCHASE AGREEMENT *--5.0%
Nomura Securities International,
   Inc., 1.96%, dated 12/31/04,
   due 01/03/05, total to be
   received $4,800,751
   (Cost--$4,799,967)                            $    4,799,967        4,799,967
                                                                  --------------
TOTAL INVESTMENTS--101.0%
(Cost--$81,458,321)                                                   97,898,949
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(1.0)%                                                       (942,594)
                                                                  --------------
NET ASSETS--100.0%                                                $   96,956,355
                                                                  ==============

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   Investors grappled with uncertainty for most of the year, but the U.S. stock market closed out 2004 with a strong rally to generate a second year of positive returns. For the year, the large-cap S&P 500 Index rose 10.9%, while the small cap indices, the S&P 600 Index and the Russell 2000 Index, gained 22.6% and 18.3%, respectively. As to the small-cap value and growth indices, the S&P 600/Barra Value Index gained 23.3% and the S&P Small Cap 600/Barra Growth Index climbed 22.0%.

   For the first three quarters, a litany of doubts kept returns in a holding pattern: the threat of higher inflation driven by surging oil and natural gas prices, steadily rising interest rates, questions about the outcome of the presidential election, a slumping U.S. dollar, and mixed news about the strength of the economic recovery.

   But optimism ultimately triumphed, following the decisive U.S. election in November. Investors not only took comfort in the firmer political landscape, but also seemed reassured by the Federal Reserve's slow-and-steady policy of gradual rate hikes, which have so far kept inflation in check without shocking borrowers accustomed to low interest rates. By year's end we had experienced five rate hikes. A spate of merger news late in the year - including Sears/Kmart, Johnson & Johnson/Guidant, Sprint/Nextel, Oracle/PeopleSoft, and Symantec/Veritas, to name a few - also gave the market a shot in the arm.

   As previously mentioned, the year's gains were fueled by a strong fourth quarter, which saw the S&P 500 Index climb 9.2% and the S&P 600 Index gain 14.1%. The small-cap index has now outperformed its large-cap counterpart (S&P 500 Index) for six years.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   The Portfolio participated in the market's advance and returned 9.0%. However, the Portfolio's return was disappointing from a relative perspective, as its benchmark, the S&P Small Cap 600/Barra Growth Index, gained 22.0 percent. Hindering the Portfolio's advance was stock selection in the health care, information technology and industrial sectors. All three sectors underperformed their benchmark peer group and detracted from performance.

   While the market gains were strong, it wasn't rosy for all stocks, and a few portfolio holdings suffered double digit declines. Shares of ESS Technology, which makes semiconductor chips used in DVD players and camera cell phones, declined as excess inventory and significant competition in the image sensor business negatively impacted results. With the inventory overhang expected to last through the first half of 2005 and aggressive pricing eroding margins, we believe that ESS will continue to face a very difficult environment. As a result of these issues, we exited our position. Another holding which disappointed during the year was Merit Medical Systems, a manufacturer of disposable cardiology and radiology products. The company faced an intensifying competitive landscape in 2004 that has continued to weigh on the company's ability to derive growth in a number of key markets. In light of the high degree of uncertainty surrounding future sales growth in several key business segments, we exited our position.

   The Portfolio had many strong individual contributors, including Immucor and Psychiatric Solutions, both of which were added to the Portfolio in 2004. Shares of Immucor, a supplier of blood transfusion equipment, surged on news the Food and Drug Administration approved its Galileo blood transfusion system. The Galileo system is a fully automated walk-away system that can process up to 224 blood samples at once. Psychiatric Solutions owns inpatient behavioral care facilities and also manages psychiatric units for third parties. The company, which reported third-quarter results that were inline with expectations, increased its 2005 earnings outlook. Additionally, the company participated in a successful secondary offering before year-end, which exceeded initial expectations. Another strong contributor was Penn National Gaming. Shares of Penn National soared following the company's announcement of its acquisition of Argosy Gaming Co. Argosy is one of the most dominant and valuable riverboat casino operators in the industry. Argosy could add considerably to Penn National's financial results by providing substantial cash flow and nearly doubling the company's revenues and EBITDA.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, J.P. MORGAN INVESTMENT MANAGEMENT, INC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

               ROSZEL/JP MORGAN SMALL    S&P 500         S&P SMALL CAP
                CAP GROWTH PORTFOLIO      INDEX     600/BARRA GROWTH INDEX
  7/1/2002           $   10,000         $  10,000         $    10,000
12/31/2002           $    8,500         $   8,970         $     8,973
12/31/2003           $   11,650         $  11,544         $    12,322
12/31/2004           $   12,700         $  12,800         $    15,032

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                       SINCE
                                                        ONE YEAR     INCEPTION+
                                                       ----------    ----------
Roszel/JP Morgan Small Cap Growth Portfolio                  9.01%        10.03%
S&P 500 Index                                               10.88%        10.38%
S&P Small Cap 600/Barra Growth Index                        21.99%        17.71%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                                                    PERCENTAGE
TOP TEN HOLDINGS**                                                OF NET ASSETS
---------------------------------------------------------------   -------------
Psychiatric Solutions, Inc.                                                 1.6%
Pantry, Inc. (The)                                                          1.3
Unit Corp                                                                   1.3
Inter-Tel, Inc.                                                             1.3
Aeroflex, Inc.                                                              1.2
Tech Data Corp                                                              1.2
Engineered Support Systems, Inc.                                            1.2
Penn National Gaming, Inc.                                                  1.2
Eagle Materials, Inc.                                                       1.2
Sunrise Senior Living, Inc.                                                 1.2
---------------------------------------------------------------   -------------
  Total                                                                    12.7%

                                                                    PERCENTAGE
HOLDINGS BY SECTOR                                                OF NET ASSETS
---------------------------------------------------------------   -------------
Information Technology                                                     29.7%
Health Care                                                                20.9
Consumer Discretionary                                                     14.5
Industrials                                                                13.5
Financials                                                                  7.1
Energy                                                                      7.0
Materials                                                                   2.6
Consumer Staples                                                            2.1
Telecommunication Services                                                  1.1
Other#                                                                      1.5
---------------------------------------------------------------   -------------
  Total                                                                   100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
 #   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                     SHARES            VALUE
                                                 --------------   --------------
COMMON STOCKS--98.5%
CONSUMER DISCRETIONARY--14.5%
AUTOMOBILES--1.1%
Winnebago Industries, Inc.                               20,200   $      789,012
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE--4.2%
Gaylord Entertainment Co. *                              17,100          710,163
Orient Express Hotels Ltd.                               36,800          756,976
Penn National Gaming, Inc. *                             14,200          859,810
RARE Hospitality International,
   Inc. *                                                23,600          751,896
                                                                  --------------
                                                                       3,078,845
                                                                  --------------

HOUSEHOLD DURABLES--0.6%
Champion Enterprises, Inc. *                             37,500          443,250
                                                                  --------------

LEISURE EQUIPMENT & PRODUCTS--2.0%
K2, Inc. *                                               44,200          701,896
Life Time Fitness, Inc. *                                30,400          786,752
                                                                  --------------
                                                                       1,488,648
                                                                  --------------

MEDIA--3.5%
Arbitron, Inc. *                                          9,900          387,882
Carmike Cinemas, Inc.                                    22,500          821,250
Gray Television, Inc.                                    18,000          279,000
Lions Gate Entertainment Corp. *                         52,500          557,550
Salem Communications Corp.,
   (Class A) *                                           22,605          563,995
                                                                  --------------
                                                                       2,609,677
                                                                  --------------

SPECIALTY RETAIL--3.1%
Aeropostale, Inc. *                                      10,400          306,072
Children's Place Retail Stores,
   Inc. (The) *                                          10,500          388,815
Cost Plus, Inc. *                                         9,900          318,087
Genesco, Inc. *                                          19,300          601,002
Guitar Center, Inc. *                                    12,500          658,625
                                                                  --------------
                                                                       2,272,601
                                                                  --------------
   TOTAL CONSUMER
     DISCRETIONARY                                                    10,682,033
                                                                  --------------

CONSUMER STAPLES--2.1%
FOOD & STAPLES RETAILING--2.1%
Pantry, Inc. (The) *                                     32,500          977,925
United Natural Foods, Inc. *                             17,200          534,920
                                                                  --------------
   TOTAL CONSUMER STAPLES                                              1,512,845
                                                                  --------------

ENERGY--7.0%
ENERGY EQUIPMENT & SERVICES--4.7%
Key Energy Services, Inc. *                              24,800          292,640
Oceaneering International, Inc. *                        21,200          791,184
Unit Corp. *                                             24,400          932,324
Universal Compression Holdings,
   Inc. *                                                21,200          740,092
W-H Energy Services, Inc. *                              29,900          668,564
                                                                  --------------
                                                                       3,424,804
                                                                  --------------

OIL & GAS--2.3%
Newfield Exploration Co. *                                8,800          519,640
Spinnaker Exploration Co. *                              22,500          789,075
Swift Energy Co. *                                       14,000          405,160
                                                                  --------------
                                                                       1,713,875
                                                                  --------------
   TOTAL ENERGY                                                        5,138,679
                                                                  --------------

FINANCIALS--7.1%
CAPITAL MARKETS--0.0%
Apollo Investment Corp.                                   1,300   $       19,630
                                                                  --------------

COMMERCIAL BANKS--3.7%
Central Pacific Financial Corp.                          19,000          687,230
East-West Bancorp, Inc.                                  14,585          611,987
MB Financial Corp.                                       16,000          674,400
Santander BanCorp                                           500           15,080
Texas Capital Bancshares, Inc. *                         18,500          399,970
Texas Regional Bancshares, Inc.
   (Class A)                                             10,300          336,604
                                                                  --------------
                                                                       2,725,271
                                                                  --------------

DIVERSIFIED FINANCIAL SERVICES--0.5%
Calamos Asset Management,
   Inc. (Class A) *                                       4,557          123,039
Marlin Business Services, Inc. *                         10,400          197,600
                                                                  --------------
                                                                         320,639
                                                                  --------------

INSURANCE--2.5%
Direct General Corp.                                     18,400          590,640
Infinity Property & Casualty Corp.                       14,800          520,960
ProAssurance Corp. *                                     19,200          750,912
                                                                  --------------
                                                                       1,862,512
                                                                  --------------

REAL ESTATE--0.4%
Global Signal, Inc.                                      10,900          300,186
                                                                  --------------
   TOTAL FINANCIALS                                                    5,228,238
                                                                  --------------

HEALTH CARE--20.9%
BIOTECHNOLOGY--5.2%
Alexion Pharmaceuticals, Inc. *                          16,100          405,720
Cubist Pharmaceuticals, Inc. *                           36,100          427,063
CV Therapeutics, Inc. *                                  17,700          407,100
Idenix Pharmaceuticals, Inc. *                            5,000           85,750
Incyte Corp. *                                           32,900          328,671
Nabi Biopharmaceuticals *                                25,300          370,645
Onyx Pharmaceuticals, Inc. *                             12,100          391,919
Pharmion Corp. *                                          7,300          308,133
Rigel Pharmaceuticals, Inc. *                            13,800          336,996
Techne Corp. *                                            9,100          353,990
Telik, Inc. *                                             7,000          133,980
United Therapeutics Corp. *                               6,800          307,020
                                                                  --------------
                                                                       3,856,987
                                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES--6.5%
Abaxis, Inc. *                                           24,600          356,454
Advanced Medical Optics, Inc. *                           8,700          357,918
Arthrocare Corp. *                                       24,900          798,294
Cooper Cos., Inc.                                         8,000          564,720
Immucor, Inc. *                                          20,700          486,657
Kyphon, Inc. *                                           28,500          734,160
Symmetry Medical, Inc. *                                  7,600          159,980
TriPath Imaging, Inc. *                                  32,000          287,040
Varian, Inc. *                                           13,400          549,534
Ventana Medical Systems, Inc. *                           8,065          516,079
                                                                  --------------
                                                                       4,810,836
                                                                  --------------

HEALTH CARE PROVIDERS & SERVICES--6.4%
Amedisys, Inc. *                                         23,400          757,926
AMERIGROUP Corp. *                                        5,600          423,696
Covance, Inc. *                                          17,400          674,250
Gentiva Health Services, Inc. *                          18,800          314,336
Psychiatric Solutions, Inc. *                            31,500        1,151,640

See Notes to Financial Statements.

                                                     SHARES            VALUE
                                                 --------------   --------------
Sunrise Senior Living, Inc. *                            18,400   $      853,024
VCA Antech, Inc. *                                       27,500          539,000
                                                                  --------------
                                                                       4,713,872
                                                                  --------------

PHARMACEUTICALS--2.8%
Able Laboratories, Inc. *                                19,300          439,075
Adolor Corp. *                                           42,150          418,128
Atherogenics, Inc. *                                     13,100          308,636
Cypress Bioscience, Inc. *                               35,400          497,724
Valeant Pharmaceuticals
   International                                         14,800          389,980
                                                                  --------------
                                                                       2,053,543
                                                                  --------------
   TOTAL HEALTH CARE                                                  15,435,238
                                                                  --------------

INDUSTRIALS--13.5%
AEROSPACE & DEFENSE--2.0%
Engineered Support Systems,
   Inc.                                                  14,800          876,456
United Industrial Corp.                                  14,700          569,478
                                                                  --------------
                                                                       1,445,934
                                                                  --------------

AIR FREIGHT & LOGISTICS--0.6%
UTI Worldwide, Inc.                                       6,100          414,922
                                                                  --------------

AIRLINES--0.7%
Republic Airways Holdings, Inc. *                         4,181           55,482
Skywest, Inc.                                            23,400          469,404
                                                                  --------------
                                                                         524,886
                                                                  --------------

BUILDING PRODUCTS--0.6%
Jacuzzi Brands, Inc. *                                   49,200          428,040
                                                                  --------------

COMMERCIAL SERVICES & SUPPLIES--5.4%
Educate, Inc. *                                          61,500          814,260
Jackson Hewitt Tax Service, Inc.                         25,900          653,975
Learning Tree International, Inc. *                      29,600          396,640
LECG Corp. *                                             32,150          599,597
Ritchie Bros. Auctioneers, Inc.                          12,050          398,373
Universal Technical Institute, Inc. *                    19,450          741,434
Waste Connections, Inc. *                                10,950          375,038
                                                                  --------------
                                                                       3,979,317
                                                                  --------------

ELECTRICAL EQUIPMENT--0.7%
General Cable Corp. *                                    36,500          505,525
                                                                  --------------

MACHINERY--2.1%
Cascade Corp.                                            12,400          495,380
Gardner Denver, Inc.*                                    13,100          475,399
Oshkosh Truck Corp.                                       9,100          622,258
                                                                  --------------
                                                                       1,593,037
                                                                  --------------

ROAD & RAIL--1.4%
Heartland Express, Inc.                                  16,150          362,890
Sirva, Inc. *                                            35,300          678,466
                                                                  --------------
                                                                       1,041,356
                                                                  --------------
   TOTAL INDUSTRIALS                                                   9,933,017
                                                                  --------------

INFORMATION TECHNOLOGY--29.7%
COMMUNICATIONS EQUIPMENT--7.8%
Atheros Communications, Inc. *                           65,300          669,325
Avocent Corp. *                                          18,600          753,672
C-COR, Inc. *                                            65,000          604,500
F5 Networks, Inc. *                                       8,100          394,632
Inter-Tel, Inc.                                          33,900   $      928,182
Packeteer, Inc. *                                        45,700          660,365
Symmetricom, Inc. *                                      30,500          296,155
Tekelec *                                                35,000          715,400
ViaSat, Inc. *                                           31,400          762,078
                                                                  --------------
                                                                       5,784,309
                                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--5.1%
Aeroflex, Inc. *                                         75,500          915,060
Paxar Corp. *                                            18,600          412,362
ScanSource, Inc. *                                       11,100          689,976
Tech Data Corp. *                                        19,900          903,460
TTM Technologies, Inc. *                                 68,700          810,660
                                                                  --------------
                                                                       3,731,518
                                                                  --------------

INTERNET SOFTWARE & SERVICES--1.5%
Equinix, Inc. *                                          17,700          756,498
WebEx Communications, Inc. *                             14,200          337,676
                                                                  --------------
                                                                       1,094,174
                                                                  --------------

IT SERVICES--2.0%
Alliance Data Systems Corp. *                            15,350          728,818
Global Payments, Inc.                                     6,800          398,072
Sapient Corp. *                                          47,400          374,934
                                                                  --------------
                                                                       1,501,824
                                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--5.3%
Credence Systems Corp. *                                 48,000          439,200
Cymer, Inc. *                                            17,900          528,766
DSP Group, Inc. *                                        32,900          734,657
Entegris, Inc. *                                         53,800          535,310
Mattson Technology, Inc. *                               37,600          423,376
Micrel, Inc. *                                           31,200          343,824
Power Integrations, Inc. *                               16,700          330,326
Semtech Corp. *                                          16,800          367,416
Varian Semiconductor Equipment
   Associates, Inc. *                                     5,800          213,730
                                                                  --------------
                                                                       3,916,605
                                                                  --------------

SOFTWARE--8.0%
Ansys, Inc. *                                            17,100          548,226
Aspen Technology, Inc. *                                 83,400          517,914
Epicor Software Corp. *                                  48,700          686,183
Hyperion Solutions Corp. *                               17,900          834,498
Kronos, Inc. *                                            9,000          460,170
Lawson Software, Inc. *                                  73,500          504,945
Serena Software, Inc. *                                  34,900          755,236
Take-Two Interactive
   Software, Inc. *                                      16,200          563,598
THQ, Inc. *                                              28,250          648,055
Verint Systems, Inc. *                                    9,700          352,401
                                                                  --------------
                                                                       5,871,226
                                                                  --------------
   TOTAL INFORMATION TECHNOLOGY                                       21,899,656
                                                                  --------------

MATERIALS--2.6%
CHEMICALS--0.5%
Headwaters, Inc. *                                       12,100          344,850
                                                                  --------------

CONSTRUCTION MATERIALS--1.2%
Eagle Materials, Inc.                                     9,900          854,865
                                                                  --------------

METALS & MINING--0.9%
Arch Coal, Inc.                                          19,900          707,246
                                                                  --------------
   TOTAL MATERIALS                                                     1,906,961
                                                                  --------------

See Notes to Financial Statements.

                                                     SHARES            VALUE
                                                 --------------   --------------
TELECOMMUNICATION
   SERVICES--1.1%
Wireless Telecommunication Services--1.1%
Nextel Partners, Inc. (Class A) *                        41,900   $      818,726
                                                                  --------------

TOTAL COMMON STOCKS
(Cost--$62,572,685)                                                   72,555,393
                                                                  --------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                 --------------
SHORT-TERM SECURITIES--2.0%
DISCOUNT NOTE--2.0%
Federal Farm Credit Bank,
   1.25% due 01/03/05
   (Cost--$1,477,846) **                         $    1,478,000        1,477,846
                                                                  --------------

TOTAL INVESTMENTS--100.5%
(Cost--$64,050,531)                                                   74,033,239
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(0.5)%                                                       (351,460)
                                                                  --------------
NET ASSETS--100.0%                                                $   73,681,779
                                                                  ==============

----------
*    NON-INCOME PRODUCING SECURITY.
**   ZERO COUPON SECURITY--RATE DISCLOSED IS YIELD AS OF DECEMBER 31, 2004.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   Stocks posted gains for the second straight year in 2004, as the overall economic rebound continued. Inflation fears and higher energy prices caused concern during the middle of the period, but an easing in energy prices as well as a definitive conclusion to the year's political battles brought about a strong year-end rally. Value stocks clearly outpaced growth-oriented issues as the Russell 2500 Value Index was up almost 22% as compared to the Russell 2500 Growth Index's 15% gain. Most individual sectors posted gains for the period with the information technology sector being the notable exception as many companies in this sector reduced earnings expectations during the latter half of the year.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   The Roszel/Delaware Trend Portfolio finished the year with strong gains, but relative performance fell behind that of the benchmark Russell 2500 Growth Index. The Portfolio's sub-par relative performance was largely due to poor stock selection in the information technology, financials and health care sectors as well as a relative underweight in the energy and basic industry/capital goods sectors. Positive performance in consumer and business services sectors helped to offset these factors.

   Among individual names, Coach was one of the biggest positive contributors to performance as it continued to deliver strong earnings and sales growth. Resources Connection was also up significantly after posting strong earnings largely as a result of increased work related to Sarbanes-Oxley. Travel-related firms also did well during the year with Wynn Resorts and Four Seasons each delivering strong returns.

   Those firms that did not live up to expectations for earnings and sales growth were hard hit during the year. Conexant Systems, CTI Molecular Imaging and ON Semiconductor were the three worst performing stocks in the Portfolio as each delivered poor earnings reports during the year. We exited from all three of these names.

   For the coming year, we foresee a continuation of the current environment in which those companies that are able to deliver strong earnings and sales growth are rewarded while those companies that fall short of expectations will be penalized. After two strong years, it is doubtful that there will be any universal positive catalysts that would lead to exorbitant returns for all stocks. The potential for negative surprises exists, however, as interest rates, energy prices and geopolitical concerns all have the potential to dampen stock prices. In this environment, we will continue to seek out and hold onto those companies that have established market leadership and which we feel will be able to post superior earnings and sales growth.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, DELAWARE MANAGEMENT COMPANY.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

                ROSZEL/DELAWARE TREND    S&P 500         RUSSELL 2500
                      PORTFOLIO           INDEX          GROWTH INDEX
  5/1/2003           $  10,000          $  10,000         $  10,000
12/31/2003           $  12,390          $  12,276         $  13,902
12/31/2004           $  13,820          $  13,611         $  15,931

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                       SINCE
                                                        ONE YEAR     INCEPTION+
                                                       ----------    ----------
Roszel/Delaware Trend Portfolio                             11.54%        21.40%
S&P 500 Index                                               10.88%        20.32%
Russell 2500 Growth Index                                   14.59%        32.23%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    MAY 1, 2003.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                                                    PERCENTAGE
TOP TEN HOLDINGS**                                                OF NET ASSETS
---------------------------------------------------------------   --------------
Coach, Inc.                                                                 4.2%
PETsMART, Inc.                                                              2.8
PartnerRe, Ltd.                                                             2.6
Protein Design Labs, Inc.                                                   2.4
Wynn Resorts Ltd.                                                           2.1
Four Seasons Hotels, Inc.                                                   2.1
Getty Images, Inc.                                                          2.0
J.B. Hunt Transport Services, Inc.                                          2.0
Cullen/Frost Bankers, Inc.                                                  2.0
Nektar Therapeutics, Inc.                                                   1.9
---------------------------------------------------------------   --------------
  Total                                                                    24.1%

                                                                    PERCENTAGE
HOLDINGS BY SECTOR                                                OF NET ASSETS
---------------------------------------------------------------   --------------
Consumer Discretionary                                                     24.2%
Health Care                                                                23.8
Information Technology                                                     19.7
Financials                                                                 13.9
Industrials                                                                13.1
Consumer Staples                                                            0.6
Materials                                                                   0.1
Other#                                                                      4.6
---------------------------------------------------------------   --------------
  Total                                                                   100.0%

----------
 **  EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
  # OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                     SHARES            VALUE
                                                 --------------   --------------
COMMON STOCKS--95.4%
CONSUMER DISCRETIONARY--24.2%
Auto Components--1.5%
Gentex Corp.                                             32,400   $    1,199,448
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE--8.5%
Cheesecake Factory, Inc. (The) *                         39,450        1,280,941
Four Seasons Hotels, Inc.                                20,500        1,676,695
Kerzner International Ltd. *                             13,000          780,650
Sonic Corp. *                                            44,350        1,352,675
Wynn Resorts Ltd. *                                      25,100        1,679,692
                                                                  --------------
                                                                       6,770,653
                                                                  --------------

MEDIA--4.5%
Getty Images, Inc. *                                     23,400        1,611,090
Gray Television, Inc.                                    30,700          475,850
Lin TV Corp. (Class A) *                                 52,200          997,020
Mediacom Communications
   Corp. (Class A) *                                     70,900          443,125
                                                                  --------------
                                                                       3,527,085
                                                                  --------------

MULTILINE RETAIL--0.2%
Conn's, Inc. *                                           10,800          181,656
                                                                  --------------

SPECIALTY RETAIL--3.8%
Cost Plus, Inc. *                                        25,700          825,741
PETsMART, Inc.                                           62,100        2,206,413
                                                                  --------------
                                                                       3,032,154
                                                                  --------------

TEXTILES, APPAREL & LUXURY GOODS--5.7%
Carter's, Inc. *                                         33,400        1,135,266
Coach, Inc. *                                            59,200        3,338,880
                                                                  --------------
                                                                       4,474,146
                                                                  --------------
   TOTAL CONSUMER
     DISCRETIONARY                                                    19,185,142
                                                                  --------------

CONSUMER STAPLES--0.6%
FOOD PRODUCTS--0.6%
Peet's Coffee & Tea, Inc. *                              17,000          449,990
                                                                  --------------

FINANCIALS--13.9%
COMMERCIAL BANKS--4.0%
City National Corp.                                      16,900        1,193,985
Cullen/Frost Bankers, Inc.                               31,900        1,550,340
Westcorp                                                  9,300          427,149
                                                                  --------------
                                                                       3,171,474
                                                                  --------------

CONSUMER FINANCE--1.5%
Cash America International, Inc.                         39,500        1,174,335
                                                                  --------------

DIVERSIFIED FINANCIAL SERVICES--0.7%
CapitalSource, Inc. *                                    21,500          551,905
                                                                  --------------

INSURANCE--4.0%
Delphi Financial Group, Inc.
   (Class A)                                              7,950          366,893
IPC Holdings Ltd.                                        17,700          770,127
PartnerRe, Ltd.                                          33,500        2,074,990
                                                                  --------------
                                                                       3,212,010
                                                                  --------------

THRIFTS & MORTGAGE FINANCE--3.7%
Downey Financial Corp.                                   16,100          917,700
First Niagara Financial Group, Inc.                      29,200          407,340
NewAlliance Bancshares, Inc.                             12,000          183,600
Sovereign Bancorp, Inc.                                  27,500   $      620,125
Webster Financial Corp.                                  15,700          795,048
                                                                  --------------
                                                                       2,923,813
                                                                  --------------

   TOTAL FINANCIALS                                                   11,033,537
                                                                  --------------

HEALTH CARE--23.8%
BIOTECHNOLOGY--11.5%
Abgenix, Inc. *                                          26,900          278,146
Amylin Pharmaceuticals, Inc. *                           49,000        1,144,640
Digene Corp. *                                           37,400          978,010
Encysive Pharmaceuticals, Inc. *                         45,500          451,815
Exelixis, Inc. *                                         52,600          499,700
Martek Biosciences Corp. *                               11,400          583,680
Neurocrine Biosciences, Inc. *                           18,000          887,400
Protein Design Labs, Inc. *                              93,200        1,925,512
Telik, Inc. *                                            45,000          861,300
United Therapeutics Corp. *                              33,300        1,503,495
                                                                  --------------
                                                                       9,113,698
                                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES--5.0%
Align Technology, Inc. *                                 59,900          643,925
Conceptus, Inc. *                                        35,900          291,328
Fisher Scientific International,
   Inc. *                                                18,200        1,135,316
Mentor Corp.                                             11,800          398,132
Nektar Therapeutics, Inc. *                              75,000        1,518,000
                                                                  --------------
                                                                       3,986,701
                                                                  --------------

HEALTH CARE PROVIDERS & SERVICES--2.5%
Advisory Board Co. (The) *                               30,800        1,135,904
Coventry Health Care, Inc. *                             15,100          801,508
                                                                  --------------
                                                                       1,937,412
                                                                  --------------

PHARMACEUTICALS--4.8%
Atherogenics, Inc. *                                      7,400          174,344
Herbalife Ltd.                                           26,000          422,500
Inspire Pharmaceuticals, Inc. *                          44,600          747,942
Medicis Pharmaceutical Corp.
   (Class A)                                             26,800          940,948
MGI Pharma, Inc. *                                       39,200        1,097,992
Par Pharmaceutical Cos, Inc. *                           10,100          417,938
                                                                  --------------
                                                                       3,801,664
                                                                  --------------
   TOTAL HEALTH CARE                                                  18,839,475
                                                                  --------------

INDUSTRIALS--13.1%
AIR FREIGHT & LOGISTICS--3.4%
J.B. Hunt Transport Services, Inc.                       35,000        1,569,750
UTI Worldwide, Inc.                                      16,900        1,149,538
                                                                  --------------
                                                                       2,719,288
                                                                  --------------

COMMERCIAL SERVICES & SUPPLIES--6.8%
Bright Horizons Family
   Solutions, Inc. *                                     18,000        1,165,680
Monster Worldwide, Inc. *                                41,600        1,399,424
Resources Connection, Inc. *                             26,100        1,417,491
Standard Parking Corp. *                                  5,200           79,560
United Rentals, Inc. *                                   14,800          279,720
West Corp. *                                             30,400        1,006,544
                                                                  --------------
                                                                       5,348,419
                                                                  --------------

ROAD & RAIL--1.1%
Sirva, Inc. *                                            47,100          905,262
                                                                  --------------

See Notes to Financial Statements.

                                                     SHARES           VALUE
                                                 --------------   --------------
TRADING COMPANIES & DISTRIBUTORS--1.8%
MSC Industrial Direct Co.,
   Inc. (Class A)                                        38,500   $    1,385,230
                                                                  --------------
   TOTAL INDUSTRIALS                                                  10,358,199
                                                                  --------------

INFORMATION TECHNOLOGY--19.7%
COMMUNICATIONS EQUIPMENT--2.0%
Foundry Networks, Inc. *                                 59,300          780,388
Tekelec *                                                38,900          795,116
                                                                  --------------
                                                                       1,575,504
                                                                  --------------

COMPUTERS & PERIPHERALS--1.4%
PalmOne, Inc. *                                          34,900        1,101,095
                                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--2.1%
Mettler Toledo International, Inc. *                     21,100        1,082,641
Paxar Corp. *                                            27,100          600,807
                                                                  --------------
                                                                       1,683,448
                                                                  --------------

INTERNET SOFTWARE & SERVICES--4.0%
Akamai Technologies, Inc. *                              51,400          669,742
Ask Jeeves, Inc. *                                       44,400        1,187,700
Digital Insight Corp. *                                  24,700          454,480
Niku Corp. *                                              4,400           88,704
Opsware, Inc. *                                         109,400          802,996
                                                                  --------------
                                                                       3,203,622
                                                                  --------------

IT SERVICES--1.3%
CheckFree Corp. *                                        27,200        1,035,776
                                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--6.8%
AMIS Holdings, Inc. *                                    37,900          626,108
Cymer, Inc. *                                            40,600        1,199,324
Integrated Circuit Systems, Inc. *                       39,600          828,432
Micrel, Inc. *                                           62,800          692,056
Power Integrations, Inc. *                               34,400          680,432
Skyworks Solutions, Inc. *                              146,000        1,376,780
                                                                  --------------
                                                                       5,403,132
                                                                  --------------

SOFTWARE--2.1%
Jack Henry & Associates, Inc.                            61,700        1,228,447
Take-Two Interactive
   Software, Inc. *                                      11,900          414,001
                                                                  --------------
                                                                       1,642,448
                                                                  --------------
   TOTAL INFORMATION TECHNOLOGY                                       15,645,025
                                                                  --------------

MATERIALS--0.1%
CONSTRUCTION MATERIALS--0.1%
AMCOL International Corp.                                 4,800           96,432
                                                                  --------------

TOTAL COMMON STOCKS
(Cost--$62,283,507)                                                   75,607,800
                                                                  --------------

                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                 --------------   --------------
SHORT-TERM SECURITIES--5.2%
REPURCHASE AGREEMENT **--5.2%
Nomura Securities International,
   Inc., 1.96%, dated12/31/04,
   due 01/03/05, total to be
   received $4,139,333
   (Cost--$4,138,657)                            $    4,138,657   $    4,138,657
                                                                  --------------

TOTAL INVESTMENTS--100.6%
(Cost--$66,422,164)                                                   79,746,457
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(0.6)%                                                       (511,784)
                                                                  --------------
NET ASSETS--100.0%                                                $   79,234,673
                                                                  ==============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - DECEMBER 31, 2004

MARKET CONDITIONS

   In 2004, the Federal Reserve Board (the Fed) raised interest rates five times to 2.25%, the U.S. dollar suffered a substantial correction, and energy prices spiked to above $50 a barrel, although have recently settled back to the low-mid $40's area. Despite this, the bond market continued to be quite resilient. High yield and convertible bonds both performed well in 2004. The Merrill Lynch U.S. High Yield Master II Index reported a 10.9% total return and the Merrill Lynch All U.S. Convertible Securities Index returned 9.6%. Both high yield and convertibles broadly outperformed the aggregate U.S. bond market, with the Lehman Aggregate Index reporting a 4.3% gain for the year. For comparison, the S&P 500 Index was up 10.9%.

   Similar to 2003, in 2004 lower-rated credits outperformed higher-rated credits across all sectors of the high yield market. Within the high yield market, C-rated bonds outperformed B-rated bonds, which outperformed the higher rated BB. In the convertible market, the speculative grade issues beat investment grade issues as well. Even in the high-grade portion of the market, the highest yielding investment grade companies led that sector's advance.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   The Portfolio benefited from its large allocation to high yield, which represented over 60% of the Portfolio. A "shortage of yield" continued to support the mid- and lower quality segments of the fixed income market. Although quality spreads have tightened, we believe that this search for yield will continue to fuel demand in these areas. The Portfolio's emphasis on lower rated, high yield bonds proved beneficial during the twelve-month period ended December 31, 2004. The Portfolio was overweight on B-rated securities, which tended to outperform BB-rated. Access to capital has allowed companies to improve balance sheet quality and consequently default rates have been quite low. All these factors have helped to increase investors' acceptance of sub-investment grade issues, and thus to compress yield spreads. In a similar fashion, convertible securities benefited from rising earnings and participation in the stock market up trend. Both high yield and convertibles broadly outperformed the aggregate U.S. bond market during the year.

   We believe in the short-term, the shortage of yield will drive demand for high yield and support the Portfolio's allocation to this sector. While high yield spreads are the tightest seen in many years, we don't think this poses an immediate risk to high yield bonds. We believe fundamentals, such as strong corporate balance sheets and increasing profits, support our constructive view and allocation to high yield debt. Taking a longer-term standpoint we are beginning to feel that high yield valuations could suppress this segment's attractiveness. If spreads continue to compress, we should begin to find value in higher quality segments of the market. Risks to our outlook, such as a surge in inflationary pressures or a dramatic weakening in earnings or the dollar, would prompt us to hasten the transition of the Portfolio to higher quality holdings. We are carefully evaluating each holding as spreads narrow. Issue selection continues to be the key to sustainable performance.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & Co, LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

[CHART]

PERFORMANCE INFORMATION*

TOTAL RETURNS BASED ON A $10,000 INVESTMENT

               ROSZEL/LORD ABBETT BOND   MERRILL LYNCH U.S. HIGH       MERRILL LYNCH U.S.
                 DEBENTURE PORTFOLIO      YIELD MASTER II INDEX    DOMESTIC MASTER BOND INDEX
  7/1/2002            $  10,000                 $  10,000                   $  10,000
12/31/2002            $  10,574                 $  10,368                   $  10,651
12/31/2003            $  12,373                 $  13,285                   $  11,090
12/31/2004            $  13,380                 $  14,729                   $  11,572

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2004

                                                                       SINCE
                                                        ONE YEAR     INCEPTION+
                                                       ----------    ----------
Roszel/Lord Abbett Bond Debenture Portfolio                  8.14%        12.35%
Merrill Lynch U.S. High Yield Master II Index               10.87%        16.75%
Merrill Lynch U.S. Domestic Master Bond Index                4.34%         6.01%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 2004

                                                                    PERCENTAGE
TOP TEN HOLDINGS**                                                OF NET ASSETS
---------------------------------------------------------------   --------------
Federal National Mortgage Assn.
  6.00% due 05/01/33                                                        2.7%
Fairmont Hotels & Resorts, Inc.
  3.75% due 12/01/23                                                        1.6
Fisher Scientific International, Inc.
  2.50% due 10/01/23                                                        1.5
Chesapeake Energy Corp.                                                     1.4
Iron Mountain, Inc.
  7.75% due 01/15/15                                                        1.4
Liberty Media Corp.
  3.25% due 03/15/31                                                        1.3
Insight Communications Co., Inc.
  0.00% due 02/15/11 (a)                                                    1.3
Bunge Ltd. Finance Corp.
  3.75% due 11/15/22                                                        1.2
Qwest Capital Funding, Inc.
  7.90% due 08/15/10                                                        1.2
Federal National Mortgage Assn.
  5.50% due 07/01/33                                                        1.2
---------------------------------------------------------------   --------------
  Total                                                                    14.8%

                                                            PERCENTAGE OF FIXED
S&P RATINGS**                                                INCOME INVESTMENTS
---------------------------------------------------------   --------------------
AAA-A                                                                       1.6%
BBB-B                                                                      78.7
CCC-C                                                                       9.7
U.S. Government &
  Agencies Obligations                                                      5.4
Not Rated Securities                                                        4.6
---------------------------------------------------------   --------------------
  Total                                                                   100.0%

                                                                 PERCENTAGE
HOLDINGS BY SECTOR                                             OF NET ASSETS
---------------------------------------------------------   --------------------
Consumer Discretionary                                                     22.3%
Industrials                                                                10.5
Materials                                                                  10.3
Health Care                                                                 9.8
Consumer Staples                                                            9.2
Energy                                                                      8.6
Utilities                                                                   8.6
Telecommunication Services                                                  5.6
Information Technology                                                      5.2
U.S. Government Securities                                                  4.8
Financials                                                                  1.1
Other#                                                                      4.0
---------------------------------------------------------   --------------------
  Total                                                                   100.0%

----------
**   EXCLUDING SHORT-TERM INVESTMENTS AND/OR CASH EQUIVALENTS.
#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.
(a) STEP BOND - COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2004.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004                (IN U.S. DOLLARS)

                                                 S&P
                                                RATING            PRINCIPAL
                                             (UNAUDITED)           AMOUNT            VALUE
                                             -----------       --------------   --------------
FIXED INCOME
   INVESTMENTS--88.6%
CONSUMER
   DISCRETIONARY--20.9%
AUTO COMPONENTS--0.7%
Cooper Standard Auto
   8.38% due 12/15/14 (c)                        B             $       60,000   $       59,850
J.B. Poindexter & Co., Inc.
   8.75% due 03/15/14 (c)                        B-                    45,000           47,812
                                                                                --------------
                                                                                       107,662
                                                                                --------------

AUTOMOBILES--0.3%
General Motors Corp.
   7.13% due 07/15/13                            BBB-                  50,000           51,167
                                                                                --------------

HOTELS, RESTAURANTS & LEISURE--7.9%
Carrols Corp.
   9.00% due 01/15/13 (c)                        B-                    25,000           25,875
Denny's Corp.
   10.00% due 10/01/12 (c)                       CCC+                  50,000           53,813
Fairmont Hotels &
   Resorts, Inc.
   3.75% due 12/01/23 (b)                        NR+                  215,000          242,412
Friendly Ice Cream Corp.
   8.38% due 06/15/12                            B-                    85,000           83,406
Gaylord Entertainment Co.
   8.00% due 11/15/13                            B                    150,000          162,000
   6.75% due 11/15/14 (c)                        B                     25,000           25,125
International Game
   Technology 0.96%
   due 01/29/33 (b)(d)                           BBB                   75,000           57,281
Isle of Capri Casinos, Inc.
   7.00% due 03/01/14                            B                    100,000          102,000
LCE Acquisition Corp.
   9.00% due 08/01/14 (c)                        CCC+                 100,000          108,250
MGM MIRAGE
   6.75% due 09/01/12                            BB+                   30,000           31,575
Penn National Gaming, Inc.
   6.88% due 12/01/11                            B                     80,000           83,200
Scientific Games Corp.
   6.25% due 12/15/12 (c)                        B+                    75,000           76,313
Station Casinos, Inc.
   6.50% due 02/01/14                            B+                    75,000           77,063
Venetian Casino Resort LLC
   11.00% due 06/15/10                           B                     25,000           28,531
Wynn Las Vegas
   Capital Corp.
   6.63% due 12/01/14 (c)                        B+                    25,000           24,750
                                                                                --------------
                                                                                     1,181,594
                                                                                --------------

HOUSEHOLD DURABLES--0.3%
Fedders North America, Inc.
   9.88% due 03/01/14                            CCC-                  50,000           40,750
                                                                                --------------

LEISURE EQUIPMENT & PRODUCTS--0.7%
Hard Rock Hotel, Inc.
   8.88% due 06/01/13                            B                    100,000          110,500
                                                                                --------------

MEDIA--9.8%
Allbritton Communications Co.
   7.75% due 12/15/12                            B-                   150,000          155,250
Block Communications, Inc.
   9.25% due 04/15/09                            B-                    70,000           76,300
Carmike Cinemas, Inc.
   7.50% due 02/15/14                            CCC+                  30,000           30,713
Charter Communications
   Holdings II LLC
   10.25% due 09/15/10                           CCC-          $       75,000   $       79,500
Charter Communications
   Holdings LLC
   10.00% due 04/01/09                           CCC-                  40,000           36,000
Clear Channel
   Communications, Inc.
   4.63% due 01/15/08                            BBB-                  75,000           76,159
CSC Holdings, Inc.,
   Series B
   8.13% due 08/15/09                            BB-                   50,000           54,687
Echostar DBS Corp.
   6.38% due 10/01/11                            BB-                   50,000           51,125
Emmis Operating Co.
   6.88% due 05/15/12                            B-                    75,000           78,469
Houghton Mifflin Co.
   8.25% due 02/01/11                            B-                   150,000          159,750
Insight Communications
   Co., Inc.
   0.00% due 02/15/11 (a)                        B-                   200,000          194,500
Interpublic
   Group of Cos., Inc.
   6.25% due 11/15/14                            BB+                   35,000           35,415
Liberty Media Corp.
   3.25% due 03/15/31 (b)                        BBB-                 200,000          196,250
Mediacom LLC/Mediacom
   Capital Corp.
   9.50% due 01/15/13                            B                     50,000           50,187
Paxson Communications
   Corp.
   10.75% due 07/15/08                           CCC                   75,000           78,750
Sinclair Broadcast Group,
   Inc.
   8.00% due 03/15/12                            B                     40,000           42,500
Walt Disney Co.
   2.13% due 04/15/23 (b)                        BBB+                  50,000           55,625
                                                                                --------------
                                                                                     1,451,180
                                                                                --------------

MULTILINE RETAIL--0.7%
Saks, Inc.
   7.38% due 02/15/19                            BB                   100,000           99,000
                                                                                --------------

TEXTILES, APPAREL & LUXURY GOODS--0.5%
INVISTA
   9.25% due 05/01/12 (c)                        B+                    65,000           72,475
                                                                                --------------
   TOTAL CONSUMER DISCRETIONARY                                                      3,114,328
                                                                                --------------

CONSUMER STAPLES--7.6%
FOOD & STAPLES RETAILING--1.2%
Rite Aid Corp.
   6.88% due 08/15/13                            B-                   125,000          112,500
Stater Brothers Holdings
   8.13% due 06/15/12                            BB-                   55,000           58,162
                                                                                --------------
                                                                                       170,662
                                                                                --------------

FOOD PRODUCTS--4.1%
Bunge Ltd. Finance Corp.
   3.75% due 11/15/22 (b)                        BBB                  100,000          179,875
Chiquita Brands
   International, Inc.
   7.50% due 11/01/14 (c)                        B                    100,000          101,250
Dole Food Co., Inc.
   8.88% due 03/15/11                            B+                   120,000          130,500

See Notes to Financial Statements.

                                                 S&P
                                                RATING            PRINCIPAL
                                             (UNAUDITED)           AMOUNT            VALUE
                                             -----------       --------------   --------------
Nestle Holding, Inc.
   3.00% due 05/09/05                            AAA           $       60,000   $       68,250
Pinnacle Foods Holding
   Corp.
   8.25% due 12/01/13 (c)                        B-                    40,000           38,100
Tembec Industries, Inc.
   7.75% due 03/15/12                            B                    100,000           96,750
                                                                                --------------
                                                                                       614,725
                                                                                --------------

HOUSEHOLD PRODUCTS--1.6%
Church & Dwight Co., Inc.
   6.00% due 12/15/12 (c)                        B+                    25,000           25,438
Playtex Products, Inc.
   9.38% due 06/01/11                            CCC+                  45,000           48,037
Rayovac Corp.
   8.50% due 10/01/13                            B-                   150,000          166,500
                                                                                --------------
                                                                                       239,975
                                                                                --------------

PERSONAL PRODUCTS--0.7%
Elizabeth Arden, Inc.
   7.75% due 01/15/14                            B-                   100,000          106,000
                                                                                --------------
   TOTAL CONSUMER STAPLES                                                            1,131,362
                                                                                --------------

ENERGY--7.2%
ENERGY EQUIPMENT & SERVICES--2.7%
CHC Helicopter Corp.
   7.38% due 05/01/14                            B                     50,000           52,750
Hanover Compressor Co.
   8.63% due 12/15/10                            B                     75,000           81,937
   9.00% due 06/01/14                            B                     25,000           27,813
Key Energy Services, Inc.
   6.38% due 05/01/13                            B                     75,000           76,312
Offshore Logistics, Inc.
   6.13% due 06/15/13                            BB+                  100,000          101,500
Schlumberger Ltd.
   1.50% due 06/01/23 (b)                        A+                    50,000           54,750
                                                                                --------------
                                                                                       395,062
                                                                                --------------

OIL & GAS--4.5%
Chesapeake Energy Corp.
   7.00% due 08/15/14                            BB-                   60,000           63,900
   6.38% due 06/15/15 (c)                        BB-                   50,000           51,375
El Paso Corp.
   7.00% due 05/15/11                            CCC+                 125,000          126,406
Exco Resources, Inc.
   7.25% due 01/15/11                            B                     55,000           58,850
Ferrellgas Partners LP
   6.75% due 05/01/14                            BB-                   40,000           41,100
Hornbeck Offshore
   Services, Inc.
   6.13% due 12/01/14 (c)                        BB-                   70,000           70,350
Houston Exploration Co.
   7.00% due 06/15/13                            B+                   150,000          159,000
KCS Energy, Inc.
   7.13% due 04/01/12                            B-                    50,000           52,500
Quicksilver Resources, Inc.
   1.88% due 11/01/24 (b)(c)                     NR+                   25,000           26,656
Range Resources Corp.
   7.38% due 07/15/13                            B                     25,000           26,813
                                                                                --------------
                                                                                       676,950
                                                                                --------------
   TOTAL ENERGY                                                                      1,072,012
                                                                                --------------

FINANCIALS--1.1%
DIVERSIFIED FINANCIAL SERVICES--1.1%
Affinia Group, Inc. (c)
   9.00% due 11/30/14                            B             $       40,000   $       41,700
Harvest Operations Corp.
   7.88% due 10/15/11 (c)                        B-                    25,000           25,188
Sensus Metering Systems, Inc.
   8.63% due 12/15/13                            B-                   100,000          102,500
                                                                                --------------
                                                                                       169,388
                                                                                --------------

HEALTH CARE--8.8%
BIOTECHNOLOGY--0.4%
Amylin Pharmaceuticals, Inc.
   2.50% due 04/15/11 (b)                        NR+                   40,000           41,200
Bio Rad Laboratories, Inc.
   6.13% due 12/15/14 (c)                        BB-                   25,000           25,188
                                                                                --------------
                                                                                        66,388
                                                                                --------------

HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
Advanced Medical Optics,
   Inc.
   2.50% due 07/15/24 (b)                        B                     20,000           21,750
Fisher Scientific
   International, Inc.
   2.50% due 10/01/23 (b)                        BBB-                 150,000          223,125
Medex, Inc.
   8.88% due 05/15/13                            B-                    70,000           81,550
Medtronic, Inc.
   1.25% due 09/15/21 (b)                        AA-                  100,000          101,125
                                                                                --------------
                                                                                       427,550
                                                                                --------------

HEALTH CARE PROVIDERS & SERVICES--2.6%
AmeriPath, Inc.
   10.50% due 04/01/13                           B-                   100,000          106,250
HCA, Inc.
   6.38% due 01/15/15                            BB+                   40,000           40,162
HEALTHSOUTH Corp.
   8.38% due 10/01/11                            NR+                   40,000           41,500
Pacificare Health Systems
   10.75% due 06/01/09                           BBB-                   6,000            6,930
Tenet Healthcare Corp.
   7.38% due 02/01/13                            B-                    75,000           72,750
   9.88% due 07/01/14 (c)                        B-                    50,000           54,500
Universal Health
   Services, Inc.
   0.43% due 06/23/20 (b)                        BBB                  100,000           57,625
                                                                                --------------
                                                                                       379,717
                                                                                --------------

PHARMACEUTICALS--2.9%
Alpharma, Inc. (c)
   8.63% due 05/01/11                            B-                   135,000          141,075
Biovail Corp.
   7.88% due 04/01/10                            BB-                   75,000           77,625
Teva Pharmaceutical
   Finance LLC
   0.50% due 02/01/24 (b)                        BBB                   40,000           40,750
Teva Pharmaceutical
   Finance NV
   0.38% due 11/15/22 (b)                        BBB                   45,000           65,362
Watson Pharmaceuticals, Inc.
   1.75% due 03/15/23 (b)                        BBB-                 100,000          103,000
                                                                                --------------
                                                                                       427,812
                                                                                --------------
   TOTAL HEALTH CARE                                                                 1,301,467
                                                                                --------------

See Notes to Financial Statements.

                                                 S&P
                                                RATING            PRINCIPAL
                                             (UNAUDITED)           AMOUNT            VALUE
                                             -----------       --------------   --------------
INDUSTRIALS--10.5%
AEROSPACE & DEFENSE--3.5%
Alliant Techsystems, Inc.
   2.75% due 02/15/24 (b)                        B             $       50,000   $       52,938
Armor Holdings, Inc.
   8.25% due 08/15/13                            B+                    25,000           28,000
   2.04% due 11/01/24 (a)(b)                     B+                    25,000           28,406
DRS Technologies, Inc.
   6.88% due 11/01/13                            B                    100,000          104,500
Esterline Technologies Corp.
   7.75% due 06/15/13                            B+                    75,000           81,938
Lockheed Martin Corp.
   2.04% due 08/15/33 (b)(e)                     BBB                   60,000           62,071
Raytheon Co.
   4.85% due 01/15/11                            BBB-                 100,000          102,460
Titan Corp.
   8.00% due 05/15/11                            B                     50,000           53,250
                                                                                --------------
                                                                                       513,563
                                                                                --------------

BUILDING PRODUCTS--0.7%
Jacuzzi Brands, Inc.
   9.63% due 07/01/10                            B                    100,000          111,000
                                                                                --------------

COMMERCIAL SERVICES & SUPPLIES--1.5%
Allied Waste North America
   6.13% due 02/15/14                            BB-                  100,000           94,000
SFBC International, Inc.
   2.25% due 08/15/24 (b)(c)                     B-                    70,000           85,663
United Rentals North
   America, Inc.
   7.75% due 11/15/13                            B+                    40,000           39,200
                                                                                --------------
                                                                                       218,863
                                                                                --------------

CONSTRUCTION & ENGINEERING--1.4%
Fluor Corp.
   1.50% due 02/15/24 (b)                        BBB+                  50,000           57,000
J. Ray McDermott SA
   11.00% due 12/15/13 (c)                       CCC+                  40,000           44,600
Shaw Group, Inc. (The)
   10.75% due 03/15/10                           B+                   100,000          110,250
                                                                                --------------
                                                                                       211,850
                                                                                --------------

INDUSTRIAL CONGLOMERATES--1.0%
Park-Ohio Industries, Inc.
   8.38% due 11/15/14 (c)                        CCC+                  75,000           75,000
Tyco International Group SA
   2.75% due 01/15/18 (b)                        BBB                   50,000           79,250
                                                                                --------------
                                                                                       154,250
                                                                                --------------

MACHINERY--1.7%
AGCO Corp.
   1.75% due 12/31/33 (b)                        BB-                   70,000           81,900
Cummins, Inc.
   9.50% due 12/01/10                            BB+                   30,000           34,050
JLG Industries, Inc.
   8.25% due 05/01/08                            B+                    25,000           27,000
Manitowoc Co., Inc. (The)
   7.13% due 11/01/13                            B+                   100,000          108,250
                                                                                --------------
                                                                                       251,200
                                                                                --------------

ROAD & RAIL--0.7%
Union Pacific Corp.
   3.63% due 06/01/10                            BBB                  100,000           96,229
                                                                                --------------
   TOTAL INDUSTRIALS                                                                 1,556,955
                                                                                --------------

INFORMATION TECHNOLOGY--4.9%
COMPUTERS & PERIPHERALS--0.8%
EMC Corp.
   4.50% due 04/01/07 (b)                        BBB           $      100,000   $      112,500
                                                                                --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Communications & Power
   Industries, Inc.
   8.00% due 02/01/12                            B-                    25,000           26,500
PerkinElmer, Inc.
   8.88% due 01/15/13                            BB-                   40,000           45,600
                                                                                --------------
                                                                                        72,100
                                                                                --------------

IT SERVICES--2.0%
DST Systems, Inc.,
   (Class A)
   4.13% due 08/15/23 (b)                        NR+                   75,000           97,688
Iron Mountain, Inc.
   7.75% due 01/15/15                            B                    200,000          203,000
                                                                                --------------
                                                                                       300,688
                                                                                --------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--0.6%
LSI Logic Corp.
   4.00% due 05/15/10 (b)                        B                    100,000           93,875
                                                                                --------------

SOFTWARE--1.0%
Manugistics Group, Inc.
   5.00% due 11/01/07 (b)                        NR+                   50,000           45,875
Mentor Graphics Corp.
   6.88% due 06/15/07 (b)                        NR+                  100,000          105,125
                                                                                --------------
                                                                                       151,000
                                                                                --------------
   TOTAL INFORMATION
     TECHNOLOGY                                                                        730,163
                                                                                --------------

MATERIALS--10.2%
CHEMICALS--2.6%
Crompton Corp.
   9.88% due 08/01/12 (c)                        B                     50,000           57,250
Hercules, Inc.
   6.75% due 10/15/29                            B+                   125,000          129,063
Huntsman LLC
   11.75% due 07/15/12 (a)(c)                    CCC+                  40,000           47,300
IMC Global, Inc.
   11.25% due 06/01/11                           BB                    50,000           57,750
Nova Chemicals Corp.
   6.50% due 01/15/12                            BB+                   25,000           26,500
Rhodia SA
   8.88% due 06/01/11                            CCC+                  40,000           40,300
Rockwood Specialties
   Group, Inc.
   7.50% due 11/15/14 (c)                        B-                    30,000           31,125
                                                                                --------------
                                                                                       389,288
                                                                                --------------

CONTAINERS & PACKAGING--4.6%
Anchor Glass Container Corp.
   11.00% due 02/15/13                           B+                    60,000           64,200
BWAY Corp.
   10.00% due 10/15/10                           B-                    35,000           36,400
Constar International, Inc.
   11.00% due 12/01/12                           B                     60,000           62,250
Crown Cork & Seal Co., Inc.
   7.38% due 12/15/26                            B                    150,000          141,000
Graham Packaging Co., Inc.
   8.50% due 10/15/12 (c)                        CCC+                  25,000           26,250

See Notes to Financial Statements.

                                                     S&P
                                                    RATING        PRINCIPAL
                                                 (UNAUDITED)       AMOUNT            VALUE
                                                 -----------   --------------   --------------
Jefferson Smurfit Corp. US
   7.50% due 06/01/13                            B             $       65,000   $       69,388
Owens-Brockway
   8.88% due 02/15/09                            BB-                  150,000          162,937
   7.75% due 05/15/11                            BB-                   50,000           54,125
Portola Packagin
   8.25% due 02/01/12                            CCC                   25,000           19,750
Stone Container Finance
   7.38% due 07/15/14                            B                     40,000           42,600
                                                                                --------------
                                                                                       678,900
                                                                                --------------

METALS & MINING--0.8%
Placer Dome, Inc.
   2.75% due 10/15/23 (b)                        BBB+                 100,000          122,625
                                                                                --------------

PAPER & FOREST PRODUCTS--2.2%
Ainsworth Lumber
   Co., Ltd. (c)
   7.25% due 10/01/12                            B+                    70,000           71,225
Bowater, Inc.
   6.50% due 06/15/13                            BB                    50,000           50,007
Buckeye Technologies, Inc.
   8.00% due 10/15/10                            B                    150,000          150,000
Norske Skog Canada Ltd.
   7.38% due 03/01/14                            BB-                   50,000           52,125
                                                                                --------------
                                                                                       323,357
                                                                                --------------
   TOTAL MATERIALS                                                                   1,514,170
                                                                                --------------

TELECOMMUNICATION
   SERVICES--5.6%
DIVERSIFIED TELECOMMUNICATION
   SERVICES--2.2%
Cincinnati Bell, Inc.
   8.38% due 01/15/14                            B-                    75,000           75,937
Level 3 Financing, Inc.
   10.75% due 10/15/11 (c)                       CC                    75,000           67,875
Qwest Capital Funding, Inc.
   7.90% due 08/15/10                            B                    175,000          176,750
                                                                                --------------
                                                                                       320,562
                                                                                --------------

WIRELESS TELECOMMUNICATION
   SERVICES--3.4%
AirGate PCS, Inc.
   9.38% due 09/01/09 (c)                        CCC-                  25,000           26,938
   9.38% due 09/01/09                            CCC-                  50,000           53,875
   5.85% due 10/15/11 (c)(e)                     CCC+                  20,000           20,550
Centennial Cellular
   Operating Co.
   10.13% due 06/15/13                           CCC                   75,000           84,187
Dobson Communications
   Corp.
   8.88% due 10/01/13                            CCC                   25,000           17,563
Nextel Communications, Inc.
   7.38% due 08/01/15                            BB                    60,000           66,000
Nextel Partners, Inc.
   8.13% due 07/01/11                            B-                   100,000          111,000
Rogers Wireless
   Communications, Inc.
   7.25% due 12/15/12 (c)                        BB                    25,000           26,500
Rural Cellular Corp.
   9.88% due 02/01/10                            CCC                   50,000           50,875
Ubiquitel Operating Co.
   9.88% due 03/01/11 (c)                        CCC                   20,000           22,450
Western Wireless Corp.
   9.25% due 07/15/13                            CCC           $       25,000   $       27,187
                                                                                --------------
                                                                                       507,125
                                                                                --------------
   TOTAL TELECOMMUNICATION
     SERVICES                                                                          827,687
                                                                                --------------

U.S. GOVERNMENT
   SECURITIES--4.8%
U.S. GOVERNMENT
   AGENCIES--4.4%
Federal National
   Mortgage Assn
   6.00% due 09/01/32                            AAA                   13,900           14,392
   6.00% due 01/01/33                            AAA                   58,953           61,040
   6.00% due 05/01/33                            AAA                  391,649          405,516
   5.50% due 07/01/33                            AAA                  171,244          173,998
                                                                                --------------
                                                                                       654,946
                                                                                --------------

U.S. GOVERNMENT
   TREASURIES--0.4%
U.S. Treasury Notes
   5.00% due 02/15/11                            AAA                   50,000           53,189
                                                                                --------------
   TOTAL U.S. GOVERNMENT
     SECURITIES                                                                        708,135
                                                                                --------------

UTILITIES--7.0%
ELECTRIC UTILITIES--1.8%
Midwest Generation LLC
   8.75% due 05/01/34                            B-                    75,000           85,125
Texas Genco
   Financing Corp.
   6.88% due 12/15/14 (c)                        B                     25,000           25,844
Virginia Electric & Power Co.
   4.50% due 12/15/10                            BBB+                 150,000          151,085
                                                                                --------------
                                                                                       262,054
                                                                                --------------

GAS UTILITIES--1.6%
MarkWest Energy
   Partners LP
   6.88% due 11/01/14 (c)                        B+                    30,000           30,450
SEMCO Energy, Inc.
   7.13% due 05/15/08                            BB-                  100,000          107,027
Suburban Propane
   Partners LP
   6.88% due 12/15/13                            B                    100,000          102,000
                                                                                --------------
                                                                                       239,477
                                                                                --------------

MULTI-UTILITIES & UNREGULATED
   POWER--3.6%
Calpine Corp.
   8.50% due 07/15/10 (c)                        B                    100,000           85,750
Duke Energy Corp.,
   Series B
   5.38% due 01/01/09                            BBB                  100,000          104,809
Dynegy Holdings, Inc.
   9.88% due 07/15/10 (c)                        B-                   100,000          111,750
   6.88% due 04/01/11                            CCC+                  50,000           48,125
NRG Energy, Inc.
   8.00% due 12/15/13 (c)                        B                    100,000          109,000
Williams Cos., Inc.
   7.88% due 09/01/21                            B+                    75,000           83,625
                                                                                --------------
                                                                                       543,059
                                                                                --------------
   TOTAL UTILITIES                                                                   1,044,590
                                                                                --------------

TOTAL FIXED INCOME INVESTMENTS
(Cost--$12,696,968)                                                                 13,170,257
                                                                                --------------

See Notes to Financial Statements.

                                                     SHARES            VALUE
                                                 --------------   --------------
CONVERTIBLE PREFERRED STOCKS--7.1%
CONSUMER DISCRETIONARY--1.4%
AUTOMOBILES--0.3%
Ford Motor Co. Capital
   Trust II                                               1,000   $       52,790
                                                                  --------------

MEDIA--1.1%
Interpublic Group of
   Cos., Inc.                                             1,000           49,000
Sinclair Broadcast Group,
   Inc., Series D                                         2,500          108,725
                                                                  --------------
                                                                         157,725
                                                                  --------------
   TOTAL CONSUMER
     DISCRETIONARY                                                       210,515
                                                                  --------------

CONSUMER STAPLES--1.6%
BEVERAGES--1.0%
Constellation Brands, Inc.,
   Series A                                               4,000          150,480
                                                                  --------------

FOOD & STAPLES RETAILING--0.6%
Albertson's, Inc.                                         3,500           88,900
                                                                  --------------
   TOTAL CONSUMER STAPLES                                                239,380
                                                                  --------------

ENERGY--1.4%
OIL & GAS--1.4%
Chesapeake Energy Corp.                                     175          203,219
                                                                  --------------

HEALTH CARE--1.0%
BIOTECHNOLOGY--0.3%
Invitrogen Corp.                                         50,000           46,875
                                                                  --------------

PHARMACEUTICALS--0.7%
Omnicare, Inc.                                            1,000           55,160
Schering-Plough Corp.                                       800           44,880
                                                                  --------------
                                                                         100,040
                                                                  --------------
   TOTAL HEALTH CARE                                                     146,915
                                                                  --------------

MATERIALS--0.1%
CONTAINERS & PACKAGING--0.1%
Temple-Inland, Inc.                                         300           16,890
                                                                  --------------

UTILITIES--1.6%
ELECTRIC UTILITIES--0.8%
FPL Group, Inc.                                           2,000          120,480
                                                                  --------------

MULTI-UTILITIES & UNREGULATED POWER--0.8%
CMS Energy Corp. (b)(c)                                   1,000           63,375
Williams Cos., Inc.                                         600           50,250
                                                                  --------------
                                                                         113,625
                                                                  --------------
   TOTAL UTILITIES                                                       234,105
                                                                  --------------

TOTAL CONVERTIBLE
   PREFERRED STOCKS
(Cost--$984,035)                                                       1,051,024
                                                                  --------------

COMMON STOCKS--0.3%
INFORMATION TECHNOLOGY--0.3%
Communications Equipment--0.3%
Avaya, Inc. *
   (Cost--$42,611)                                        2,808           48,297
                                                                  --------------

                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                 --------------   --------------
SHORT-TERM SECURITIES--0.8%
REPURCHASE AGREEMENT **--0.8%
Nomura Securities
   International, Inc.,
   1.96%, dated 12/31/04,
   due 01/03/05, total to
   be received $108,403
   (Cost--$108,385)                              $      108,385   $      108,385
                                                                  --------------

TOTAL INVESTMENTS--96.8%
(Cost--$13,831,999)                                                   14,377,963
OTHER ASSETS LESS
   LIABILITIES--3.2%                                                     482,040
                                                                  --------------
NET ASSETS--100%                                                  $   14,860,003
                                                                  ==============

----------
+    NOT RATED BY STANDARD & POOR'S CORPORATION OR MOODY'S INVESTOR SERVICE,
     INC.
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT
(a) STEP BOND--COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2004.
(b)  CONVERTIBLE BOND.
(c) SECURITY MAY BE OFFERED AND SOLD TO QUALIFIED INSTITUTIONAL BUYERS UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(d)  ZERO COUPON SECURITY--RATE DISCLOSED IS YIELD AS OF DECEMBER 31, 2004.
(e)  FLOATING / VARIABLE RATE BOND. RATE DISCLOSED IS AS OF DECEMBER 31,
     2004.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

                                                                                      ROSZEL/LORD         ROSZEL/
                                                  ROSZEL/LORD      ROSZEL/PIMCO         ABBETT           SELIGMAN
                                                    ABBETT          CCM CAPITAL         MID CAP           MID CAP
                                                  AFFILIATED       APPRECIATION          VALUE            GROWTH
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                            $    34,064,853   $   155,541,402   $   117,446,960   $    44,050,643
                                                ---------------   ---------------   ---------------   ---------------
Investments, at value                                35,289,853       182,969,946       154,627,050        46,940,526
Repurchase agreements, at value                       2,846,758         1,235,624         4,230,979         2,187,412
                                                ---------------   ---------------   ---------------   ---------------
  Total investments, at value                        38,136,611       184,205,570       158,858,029        49,127,938
Cash                                                        757                --            15,876                --
Receivables:
  Capital shares sold                                        --                 9             3,348           977,732
  Dividends and interest                                 60,255           173,806           147,429            21,377
Prepaid expenses                                          1,341             8,632             6,207             2,291
                                                ---------------   ---------------   ---------------   ---------------
Total assets                                         38,198,964       184,388,017       159,030,889        50,129,338
                                                ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                     7,399            24,190            28,663             9,424
  Capital shares redeemed                             1,615,829           161,762         1,416,418               480
  Investment advisor                                     22,662           138,243           124,573            32,169
  Investments purchased                                 234,135           542,095             3,496           135,789
  Transfer agent fees                                     1,412             4,483             3,974             1,794
  Trustees' fees                                            566               169               919                --
Accrued expenses                                         26,299            40,403            35,664            24,536
                                                ---------------   ---------------   ---------------   ---------------
Total liabilities                                     1,908,302           911,345         1,613,707           204,192
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $    36,290,662   $   183,476,672   $   157,417,182   $    49,925,146
                                                ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                 $         2,822   $        13,847   $        11,856   $         3,878
Paid-in capital                                      28,992,052       152,747,592       102,551,741        42,528,113
Accumulated undistributed
  investment income (loss)--net                         262,772           814,109           658,051            (1,582)
Accumulated realized capital gain on
  investments--net                                    2,961,258         1,236,956        12,784,465         2,317,442
Unrealized appreciation on
  investments--net                                    4,071,758        28,664,168        41,411,069         5,077,295
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $    36,290,662   $   183,476,672   $   157,417,182   $    49,925,146
                                                ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                    2,821,860        13,847,471        11,855,710         3,877,962
                                                ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)         $         12.86   $         13.25   $         13.28   $         12.87
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                     ROSZEL/JP
                                                 ROSZEL/PIMCO         MORGAN            ROSZEL/         ROSZEL/LORD
                                                   SMALL CAP         SMALL CAP         DELAWARE         ABBETT BOND
                                                     VALUE            GROWTH             TREND           DEBENTURE
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                            $    81,458,321   $    64,050,531   $    66,422,164   $    13,831,999
                                                ---------------   ---------------   ---------------   ---------------
Investments, at value                                93,098,982        74,033,239        75,607,800        14,269,578
Repurchase agreements, at value                       4,799,967                --         4,138,657           108,385
                                                ---------------   ---------------   ---------------   ---------------
  Total investments, at value                        97,898,949        74,033,239        79,746,457        14,377,963
Cash                                                      6,099               413                --           148,068
Receivables:
  Capital shares sold                                        --             2,835                --           167,341
  Dividends and interest                                194,701            16,608            11,405           200,191
  Investments sold                                      405,225           318,238            20,051                --
Prepaid expenses                                          2,539             3,465             3,691               647
                                                ---------------   ---------------   ---------------   ---------------
Total assets                                         98,507,513        74,374,798        79,781,604        14,894,210
                                                ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                    15,299            14,910            10,980             3,770
  Capital shares redeemed                             1,144,647            62,671           197,310                --
  Investment advisor                                     75,107            62,004            55,301             6,138
  Investments purchased                                 286,879           523,726           251,035                --
  Transfer agent fees                                     3,470             2,202             2,595               630
  Trustees' fees                                             --               276                --                --
Accrued expenses                                         25,756            27,230            29,710            23,669
                                                ---------------   ---------------   ---------------   ---------------
Total liabilities                                     1,551,158           693,019           546,931            34,207
                                                ---------------   ---------------   ---------------   ---------------

NET ASSETS                                      $    96,956,355   $    73,681,779   $    79,234,673   $    14,860,003
                                                ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                 $         6,955   $         5,803   $         5,817   $         1,265
Paid-in capital                                      72,021,760        51,917,521        65,026,014        13,900,437
Accumulated undistributed
  investment income (loss)--net                       1,444,240           (15,813)               --            70,415
Accumulated realized capital gain on
  investments--net                                    7,042,772        11,791,560           878,549           341,922
Unrealized appreciation on
  investments--net                                   16,440,628         9,982,708        13,324,293           545,964
                                                ---------------   ---------------   ---------------   ---------------
NET ASSETS                                      $    96,956,355   $    73,681,779   $    79,234,673   $    14,860,003
                                                ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                    6,954,682         5,803,101         5,817,096         1,265,358
                                                ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)         $         13.94   $         12.70   $         13.62   $         11.74
                                                ===============   ===============   ===============   ===============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                      ROSZEL/LORD         ROSZEL/
                                                  ROSZEL/LORD      ROSZEL/PIMCO         ABBETT           SELIGMAN
                                                    ABBETT          CCM CAPITAL         MID CAP           MID CAP
                                                  AFFILIATED       APPRECIATION          VALUE            GROWTH
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                     $       600,500   $     2,618,094   $     2,203,492   $       180,900
  Interest                                               17,910            47,880            38,030            21,187
  Less: Foreign taxes withheld                             (751)               --            (5,799)           (1,164)
                                                ---------------   ---------------   ---------------   ---------------
Total income                                            617,659         2,665,974         2,235,723           200,923
                                                ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                265,344         1,404,025         1,166,936           370,812
Administrative services                                  74,342           289,763           230,192            90,481
Professional fees                                        26,747            59,992            47,076            27,946
Custodian fees                                           23,495            26,198            23,734            17,372
Transfer agent fees                                      17,410            65,659            51,674            21,031
Recoupment fees                                              --            13,997             7,088                --
Printing and shareholder reports                          4,892            32,421            16,019             5,811
Trustees' fees and expenses                               2,577            15,613            13,090             2,281
Offering expenses                                         1,185             2,151                --                --
Other                                                     3,339            21,317            23,774             6,386
                                                ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                          419,331         1,931,136         1,579,583           542,120
                                                ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                              (54,408)               --                --           (40,373)
  Less: Reductions from commission
    recapture agreements, if any                        (10,038)          (79,276)           (4,132)          (50,058)
                                                ---------------   ---------------   ---------------   ---------------
  Net expenses                                          354,885         1,851,860         1,575,451           451,689
                                                ---------------   ---------------   ---------------   ---------------
Net investment income (loss)                            262,774           814,114           660,272          (250,766)
                                                ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                     2,997,434         1,246,011        13,436,753         2,598,648
Change in unrealized appreciation
  (depreciation) on investments--net                    578,406        18,721,505        16,891,254           977,227
                                                ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain on
  investments--net                                    3,575,840        19,967,516        30,328,007         3,575,875
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $     3,838,614   $    20,781,630   $    30,988,279    $     3,325,109
                                                ===============   ===============   ===============    ===============

See Notes to Financial Statements.

                                                    ROSZEL/          ROSZEL/JP
                                                     PIMCO            MORGAN            ROSZEL/         ROSZEL/LORD
                                                   SMALL CAP         SMALL CAP         DELAWARE         ABBETT BOND
                                                     VALUE            GROWTH             TREND           DEBENTURE
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                     $     2,189,099   $       209,170   $       265,523   $        45,229
  Interest                                               39,899            20,384            50,170           907,987
  Less: Foreign taxes withheld                           (4,603)             (107)             (269)               --
                                                ---------------   ---------------   ---------------   ---------------
Total income                                          2,224,395           229,447           315,424           953,216
                                                ---------------   ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees                                571,808           677,329           631,670           119,199
Administrative services                                 124,017           131,373           136,457            46,899
Professional fees                                        32,809            30,020            35,836            22,998
Custodian fees                                           14,586            17,820            25,411            13,064
Transfer agent fees                                      24,048            32,433            29,726             8,753
Printing and shareholder reports                          7,249             9,443            12,383             5,381
Trustees' fees and expenses                               4,845             6,362             6,372             1,136
Offering expenses                                            --                --             1,075                --
Other                                                    10,457            11,793             9,978             1,804
                                                ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                          789,819           916,573           888,908           219,234
                                                ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                              (15,713)          (25,120)          (34,073)          (55,305)
  Less: Reductions from commission
    recapture agreements, if any                        (16,087)           (2,863)           (8,548)               --
                                                ---------------   ---------------   ---------------   ---------------
  Net expenses                                          758,019           888,590           846,287           163,929
                                                ---------------   ---------------   ---------------   ---------------
Net investment income (loss)                          1,466,376          (659,143)         (530,863)          789,287
                                                ---------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                     7,234,054        13,031,077         1,128,398           384,194
Change in unrealized appreciation
  (depreciation) on investments--net                  7,228,315        (6,178,927)        7,291,753           (32,831)
                                                ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain on
  investments--net                                   14,462,369         6,852,150         8,420,151           351,363
                                                ---------------   ---------------   ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $    15,928,745   $     6,193,007   $     7,889,288   $     1,140,650
                                                ===============   ===============   ===============   ===============


See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           ROSZEL/PIMCO
                                                   ROSZEL/LORD ABBETT                       CCM CAPITAL
                                                  AFFILIATED PORTFOLIO                APPRECIATION PORTFOLIO
                                             --------------------------------    --------------------------------
                                                                   MAY 1,                              MAY 1,
                                               YEAR ENDED         2003* TO         YEAR ENDED         2003* TO
                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  2004             2003              2004              2003
                                             --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                $      262,774    $      112,368    $      814,114    $      (53,376)
Realized gain on investments--net                 2,997,434         1,184,558         1,246,011         1,307,661
Change in unrealized appreciation
  (depreciation) on investments--net                578,406         3,493,352        18,721,505         9,942,663
                                             --------------    --------------    --------------    --------------
Net increase in net assets resulting
  from operations                                 3,838,614         4,790,278        20,781,630        11,196,948
                                             --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                             (114,791)               --                --                --
Realized gain--net                               (1,220,734)               --        (1,267,735)               --
                                             --------------    --------------    --------------    --------------
Total distributions                              (1,335,525)               --        (1,267,735)               --
                                             --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                      20,512,883        40,348,181        24,937,709       162,241,084
Shares issued on reinvestment of
  distributions                                   1,335,525                --         1,267,735                --
Shares redeemed                                 (24,532,492)       (8,766,802)      (31,737,667)       (4,143,032)
                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                   (2,684,084)       31,581,379        (5,532,223)      158,098,052
                                             --------------    --------------    --------------    --------------

NET ASSETS:
Total increase (decrease) in net assets            (180,995)       36,371,657        13,981,672       169,295,000
Beginning of period                              36,471,657           100,000       169,495,000           200,000
                                             --------------    --------------    --------------    --------------
End of period                                $   36,290,662    $   36,471,657    $  183,476,672    $  169,495,000
                                             ==============    ==============    ==============    ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                     $      262,772    $      114,789    $      814,109               $--
                                             ==============    ==============    ==============    ==============

SHARE TRANSACTIONS:
Shares sold                                       1,701,276         3,732,828         2,052,979        14,667,978
Shares issued on reinvestment of
  distributions                                     113,758                --           106,175                --
Shares redeemed                                  (2,004,590)         (731,412)       (2,635,134)         (364,527)
                                             --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                      (189,556)        3,001,416          (475,980)       14,303,451
                                             ==============    ==============    ==============    ==============

----------
* COMMENCEMENT OF INVESTMENT OPERATIONS.

See Notes to Financial Statements.

                                                     ROSZEL/LORD ABBETT                   ROSZEL/SELIGMAN
                                                       MID CAP VALUE                      MID CAP GROWTH
                                                         PORTFOLIO                           PORTFOLIO
                                             --------------------------------    --------------------------------
                                                  YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  2004              2003              2004              2003
                                             --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                $      660,272    $      867,006    $     (250,766)   $     (124,061)
Realized gain on investments--net                13,436,753         4,867,119         2,598,648         2,509,053
Change in unrealized appreciation
  (depreciation) on investments--net             16,891,254        25,116,219           977,227         3,960,079
                                             --------------    --------------    --------------    --------------
Net increase in net assets resulting
  from operations                                30,988,279        30,850,344         3,325,109         6,345,071
                                             --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                             (799,956)         (382,840)               --                --
Realized gain--net                               (5,131,975)               --        (1,518,069)               --
                                             --------------    --------------    --------------    --------------
Total distributions                              (5,931,931)         (382,840)       (1,518,069)               --
                                             --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                      25,138,086        41,183,835        18,106,191        13,960,288
Shares issued on reinvestment of
  distributions                                   5,931,931           382,840         1,518,069                --
Shares redeemed                                 (35,985,307)      (40,660,191)       (4,298,660)       (1,703,971)
                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                   (4,915,290)          906,484        15,325,600        12,256,317
                                             --------------    --------------    --------------    --------------

NET ASSETS:
Total increase in net assets                     20,141,058        31,373,988        17,132,640        18,601,388
Beginning of period                             137,276,124       105,902,136        32,792,506        14,191,118
                                             --------------    --------------    --------------    --------------
End of period                                $  157,417,182    $  137,276,124    $   49,925,146    $   32,792,506
                                             ==============    ==============    ==============    ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET              $      658,051    $      865,377    $       (1,582)   $       (2,214)
                                             ==============    ==============    ==============    ==============

SHARE TRANSACTIONS:
Shares sold                                       2,142,087         4,390,851         1,430,227         1,303,526
Shares issued on reinvestment of
  distributions                                     513,143            40,214           121,348                --
Shares redeemed                                  (3,017,587)       (3,933,841)         (352,871)         (169,846)
                                             --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                      (362,357)          497,224         1,198,704         1,133,680
                                             ==============    ==============    ==============    ==============

See Notes to Financial Statements.

                                                        ROSZEL/PIMCO                    ROSZEL/JP MORGAN
                                                      SMALL CAP VALUE                   SMALL CAP GROWTH
                                                         PORTFOLIO                          PORTFOLIO
                                             --------------------------------    --------------------------------
                                                  YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  2004              2003              2004              2003
                                             --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                $    1,466,376    $      980,298    $     (659,143)   $     (512,020)
Realized gain on investments--net                 7,234,054         3,282,159        13,031,077         1,591,079
Change in unrealized appreciation
  (depreciation) on investments--net              7,228,315         8,576,845        (6,178,927)       16,906,185
                                             --------------    --------------    --------------    --------------
Net increase in net assets resulting
  from operations                                15,928,745        12,839,302         6,193,007        17,985,244
                                             --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                   --          (899,517)               --                --
Realized gain--net                                 (649,409)       (2,913,425)               --                --
                                             --------------    --------------    --------------    --------------
Total distributions                                (649,409)       (3,812,942)               --                --
                                             --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                      42,772,932        31,570,438         6,067,229        15,040,485
Shares issued on reinvestment of
  distributions                                     649,409         3,760,441                --                --
Shares redeemed                                 (24,727,175)      (42,569,028)      (11,974,471)       (4,113,170)
                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                   18,695,166        (7,238,149)       (5,907,242)       10,927,315
                                             --------------    --------------    --------------    --------------

NET ASSETS:
Total increase in net assets                     33,974,502         1,788,211           285,765        28,912,559
Beginning of period                              62,981,853        61,193,642        73,396,014        44,483,455
                                             --------------    --------------    --------------    --------------
End of period                                $   96,956,355    $   62,981,853    $   73,681,779    $   73,396,014
                                             ==============    ==============    ==============    ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET              $    1,444,240    $       71,156    $      (15,813)   $      (22,137)
                                             ==============    ==============    ==============    ==============

SHARE TRANSACTIONS:
Shares sold                                       3,426,708         2,936,570           515,272         1,481,601
Shares issued on reinvestment of
  distributions                                      53,013           323,340                --                --
Shares redeemed                                  (2,016,959)       (4,324,477)       (1,011,985)         (416,579)
                                             --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                     1,462,762        (1,064,567)         (496,713)        1,065,022
                                             ==============    ==============    ==============    ==============

See Notes to Financial Statements.

                                                                                        ROSZEL/LORD ABBETT
                                                     ROSZEL/DELAWARE                      BOND DEBENTURE
                                                     TREND PORTFOLIO                        PORTFOLIO
                                             --------------------------------    --------------------------------
                                                                   MAY 1,
                                                YEAR ENDED        2003* TO
                                               DECEMBER 31,      DECEMBER 31          YEAR ENDED DECEMBER 31,
                                                   2004             2003              2004              2003
                                             --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                $     (530,863)   $     (148,570)   $      789,287    $      365,717
Realized gain on investments--net                 1,128,398         1,214,781           384,194            58,806
Change in unrealized appreciation
  (depreciation) on investments--net              7,291,753         6,032,540           (32,831)          553,100
                                             --------------    --------------    --------------    --------------
Net increase in net assets resulting
  from operations                                 7,889,288         7,098,751         1,140,650           977,623
                                             --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                   --                --          (735,391)         (364,254)
Realized gain--net                               (1,121,371)               --           (89,220)           (6,940)
                                             --------------    --------------    --------------    --------------
Total distributions                              (1,121,371)               --          (824,611)         (371,194)
                                             --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                      15,219,576        63,925,120         4,952,077        16,086,509
Shares issued on reinvestment of
  distributions                                   1,121,371                --           824,611           364,249
Shares redeemed                                 (12,520,964)       (2,477,098)       (8,026,535)       (1,989,416)
                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                    3,819,983        61,448,022        (2,249,847)       14,461,342
                                             --------------    --------------    --------------    --------------

NET ASSETS:
Total increase (decrease) in net assets          10,587,900        68,546,773        (1,933,808)       15,067,771
Beginning of period                              68,646,773           100,000        16,793,811         1,726,040
                                             --------------    --------------    --------------    --------------
End of period                                $   79,234,673    $   68,646,773    $   14,860,003    $   16,793,811
                                             ==============    ==============    ==============    ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                     $           --    $           --    $       70,415    $        6,900
                                             ==============    ==============    ==============    ==============

SHARE TRANSACTIONS:
Shares sold                                       1,177,281         5,741,961           434,106         1,444,241
Shares issued on reinvestment of
  distributions                                      87,539                --            73,195            32,915
Shares redeemed                                    (988,481)         (211,204)         (704,936)         (180,493)
                                             --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                       276,339         5,530,757          (197,635)        1,296,663
                                             ==============    ==============    ==============    ==============

----------
* COMMENCEMENT OF INVESTMENT OPERATIONS.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE PORTFOLIOS SINCE INCEPTION. PER SHARE OPERATING PERFORMANCE REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. TOTAL RETURN REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE PORTFOLIOS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                                ROSZEL/LORD ABBETT                 ROSZEL/PIMCO CCM
                                                                    AFFILIATED                   CAPITAL APPRECIATION
                                                                    PORTFOLIO                         PORTFOLIO
                                                          -----------------------------       -----------------------------
                                                              YEAR            MAY 1,             YEAR             MAY 1,
                                                             ENDED           2003* TO            ENDED           2003* TO
                                                          DECEMBER 31,     DECEMBER 31,       DECEMBER 31,     DECEMBER 31,
                                                              2004             2003               2004             2003
                                                          ------------     ------------       ------------     ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $      12.11     $      10.00       $      11.83     $      10.00
                                                          ------------     ------------       ------------     ------------
Investment income (loss)--net (a)(g)                              0.10             0.07               0.06            (0.01)
Realized and unrealized gain on investments--net                  1.21             2.04               1.44             1.84
                                                          ------------     ------------       ------------     ------------
Total from investment operations                                  1.31             2.11               1.50             1.83
                                                          ------------     ------------       ------------     ------------
Distributions to shareholders from:
   Investment income--net                                        (0.05)              --                 --               --
   Realized gain--net                                            (0.51)              --              (0.08)              --
                                                          ------------     ------------       ------------     ------------
Total distributions                                              (0.56)              --              (0.08)              --
                                                          ------------     ------------       ------------     ------------
Net asset value, end of period                            $      12.86     $      12.11       $      13.25     $      11.83
                                                          ============     ============       ============     ============
TOTAL RETURN (b)                                                 11.27%           21.10%(c)          12.80%           18.30%(c)
                                                          ============     ============       ============     ============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                            1.26%            1.61%(d)           1.10%            1.21%(d)
Expenses net of waivers and reimbursements, if any (f)            1.10%            1.10%(d)           1.10%            1.10%(d)
Expenses net of all reductions (g)                                1.07%            0.80%(d)           1.06%            1.01%(d)
Investment income (loss)--net before expense
   reductions (e)                                                 0.60%            0.14%(d)           0.42%           (0.36)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                     0.76%            0.65%(d)           0.42%           (0.25)%(d)
Investment income (loss)--net of all reductions (g)               0.79%            0.95%(d)           0.46%           (0.16)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $     36,291     $     36,472       $    183,477     $    169,495
                                                          ============     ============       ============     ============
Portfolio turnover rate                                             89%              65%               146%             260%
                                                          ============     ============       ============     ============

                                                                            ROSZEL/LORD ABBETT
                                                                              MID CAP VALUE
                                                                                 PORTFOLIO
                                                          -------------------------------------------------------
                                                                                                       JULY 1,
                                                                                                      2002* TO
                                                                YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                               2004                2003                 2002
                                                          --------------     --------------        --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $        11.24     $         9.04        $        10.00
                                                          --------------     --------------        --------------
Investment income--net (a)(g)                                       0.06               0.07                  0.05
Realized and unrealized gain (loss) on investments--net             2.53               2.16                 (1.01)
                                                          --------------     --------------        --------------
Total from investment operations                                    2.59               2.23                 (0.96)
                                                          --------------     --------------        --------------
Distributions to shareholders from:
   Investment income--net                                          (0.07)             (0.03)                   --
   Realized gain--net                                              (0.48)                --                    --
                                                          --------------     --------------        --------------
Total distributions                                                (0.55)             (0.03)                   --
                                                          --------------     --------------        --------------
Net asset value, end of period                            $        13.28     $        11.24        $         9.04
                                                          ==============     ==============        ==============
TOTAL RETURN (b)                                                   23.77%             24.71%                (9.60)%(c)
                                                          ==============     ==============        ==============
RATIOS TO AVERAGE NET ASSETS:

Expenses before expense reductions (e)                              1.15%              1.21%                 1.53%(d)
Expenses net of waivers and reimbursements, if any (f)              1.15%              1.15%                 1.15%(d)
Expenses net of all reductions (g)                                  1.15%              1.14%                 0.99%(d)
Investment income--net before expense
   reductions (e)                                                   0.48%              0.62%                 0.61%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                       0.48%              0.68%                 0.99%(d)
Investment income--net of all reductions (g)                        0.48%              0.69%                 1.15%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $      157,417     $      137,276        $      105,902
                                                          ==============     ==============        ==============
Portfolio turnover rate                                               32%                47%                   15%
                                                          ==============     ==============        ==============

See Notes to Financial Statements.

                                                                             ROSZEL/SELIGMAN
                                                                             MID CAP GROWTH
                                                                                PORTFOLIO
                                                          -------------------------------------------------------
                                                                                                       JULY 1,
                                                                                                      2002* TO
                                                                YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                               2004               2003                  2002
                                                          --------------     --------------        --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $        12.24     $         9.18        $        10.00
                                                          --------------     --------------        --------------
Investment loss--net (a)(g)                                        (0.07)             (0.06)                (0.02)
Realized and unrealized gain (loss) on investments--net             1.11               3.12                 (0.80)
                                                          --------------     --------------        --------------
Total from investment operations                                    1.04               3.06                 (0.82)
                                                          --------------     --------------        --------------
Distributions to shareholders from
   realized gain--net                                              (0.41)                --                    --
                                                          --------------     --------------        --------------
Net asset value, end of period                            $        12.87     $        12.24        $         9.18
                                                          ==============     ==============        ==============
TOTAL RETURN (b)                                                    8.57%             33.33%                (8.20)%(c)
                                                          ==============     ==============        ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                              1.24%              1.43%                 2.29%(d)
Expenses net of waivers and reimbursements, if any (f)              1.15%              1.15%                 1.15%(d)
Expenses net of all reductions (g)                                  1.04%              1.10%                 0.93%(d)
Investment loss--net before expense
   reductions (e)                                                  (0.78)%            (0.92)%               (1.75)%(d)
Investment loss--net of waivers and
   reimbursements, if any (f)                                      (0.69)%            (0.64)%               (0.61)%(d)
Investment loss--net of all reductions (g)                         (0.58)%            (0.59)%               (0.39)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $       49,925     $       32,793        $       14,191
                                                          ==============     ==============        ==============
Portfolio turnover rate                                              214%               144%                   60%
                                                          ==============     ==============        ==============

                                                                               ROSZEL/PIMCO
                                                                             SMALL CAP VALUE
                                                                                 PORTFOLIO
                                                          -------------------------------------------------------
                                                                                                       JULY 1,
                                                                                                      2002* TO
                                                               YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                                               2004               2003                  2002
                                                          --------------     --------------        --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $        11.47     $         9.33        $        10.00
                                                          --------------     --------------        --------------
Investment income--net (a)(g)                                       0.25               0.20                  0.09
Realized and unrealized gain (loss) on investments--net             2.35               2.90                 (0.70)
                                                          --------------     --------------        --------------
Total from investment operations                                    2.60               3.10                 (0.61)
                                                          --------------     --------------        --------------
Distributions to shareholders from:
   Investment income--net                                             --              (0.23)                (0.06)
   Realized gain--net                                              (0.13)             (0.73)                   --
                                                          --------------     --------------        --------------
Total distributions                                                (0.13)             (0.96)                (0.06)
                                                          --------------     --------------        --------------
Net asset value, end of period                            $        13.94     $        11.47        $         9.33
                                                          ==============     ==============        ==============
TOTAL RETURN (b)                                                   22.83%             33.19%                (6.10)%(c)
                                                          ==============     ==============        ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                              1.17%              1.34%                 1.99%(d)
Expenses net of waivers and reimbursements, if any (f)              1.15%              1.15%                 1.15%(d)
Expenses net of all reductions (g)                                  1.13%              1.05%                 1.14%(d)
Investment income--net before expense
   reductions (e)                                                   2.13%              1.67%                 1.13%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                       2.15%              1.86%                 1.97%(d)
Investment income--net of all reductions (g)                        2.17%              1.96%                 1.98%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $       96,956     $       62,982        $       61,194
                                                          ==============     ==============        ==============
Portfolio turnover rate                                               51%                62%                    9%
                                                          ==============     ==============        ==============

See Notes to Financial Statements.

                                                                              ROSZEL/JP MORGAN
                                                                              SMALL CAP GROWTH
                                                                                  PORTFOLIO
                                                          -------------------------------------------------------
                                                                                                       JULY 1,
                                                                                                      2002* TO
                                                                YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                               2004                2003                 2002
                                                          --------------     --------------        --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $        11.65     $         8.50        $        10.00
                                                          --------------     --------------        --------------
Investment loss--net (a)(g)                                        (0.11)             (0.09)                (0.03)
Realized and unrealized gain (loss) on investments--net             1.16               3.24                 (1.47)
                                                          --------------     --------------        --------------
Total from investment operations                                    1.05               3.15                 (1.50)
                                                          --------------     --------------        --------------
Net asset value, end of period                            $        12.70     $        11.65        $         8.50
                                                          ==============     ==============        ==============
TOTAL RETURN (b)                                                    9.01%             37.06%               (15.00)%(c)
                                                          ==============     ==============        ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                              1.29%              1.39%                 2.02%(d)
Expenses net of waivers and reimbursements, if any (f)              1.25%              1.25%                 1.25%(d)
Expenses net of all reductions (g)                                  1.25%              1.24%                 1.25%(d)
Investment loss--net before expense
   reductions (e)                                                  (0.96)%            (1.09)%               (1.55)%(d)
Investment loss--net of waivers and
   reimbursements, if any (f)                                      (0.92)%            (0.95)%               (0.78)%(d)
Investment loss--net of all reductions (g)                         (0.92)%            (0.94)%               (0.78)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $       73,682     $       73,396        $       44,483
                                                          ==============     ==============        ==============
Portfolio turnover rate                                              111%                46%                   34%
                                                          ==============     ==============        ==============

                                                                   ROSZEL/DELAWARE
                                                                        TREND
                                                                      PORTFOLIO
                                                          ---------------------------------
                                                               YEAR               MAY 1,
                                                               ENDED             2003* TO
                                                            DECEMBER 31,       DECEMBER 31,
                                                               2004                2003
                                                          --------------     --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $        12.39     $        10.00
                                                          --------------     --------------
Investment loss--net (a)(g)                                        (0.09)             (0.05)
Realized and unrealized gain on investments--net                    1.51               2.44
                                                          --------------     --------------
Total from investment operations                                    1.42               2.39
                                                          --------------     --------------
Distributions to shareholders from
   realized gain--net                                              (0.19)                --
                                                          --------------     --------------
Net asset value, end of period                            $        13.62     $        12.39
                                                          ==============     ==============
TOTAL RETURN (b)                                                   11.54%             23.90%(c)
                                                          ==============     ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                              1.20%              1.36%(d)
Expenses net of waivers and reimbursements, if any (f)              1.15%              1.15%(d)
Expenses net of all reductions (g)                                  1.14%              1.15%(d)
Investment loss--net before expense
   reductions (e)                                                  (0.77)%            (0.92)%(d)
Investment loss--net of waivers and
   reimbursements, if any (f)                                      (0.72)%            (0.71)%(d)
Investment loss--net of all reductions (g)                         (0.71)%            (0.71)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $       79,235     $       68,647
                                                          ==============     ==============
Portfolio turnover rate                                               48%               114%
                                                          ==============     ==============

See Notes to Financial Statements.

                                                                           ROSZEL/LORD ABBETT
                                                                             BOND DEBENTURE
                                                                                PORTFOLIO
                                                          -------------------------------------------------------
                                                                                                       JULY 1,
                                                                                                      2002* TO
                                                               YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                                               2004               2003                  2002
                                                          --------------     --------------        --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $        11.48     $        10.38        $        10.00
                                                          --------------     --------------        --------------
Investment income--net (a)(g)                                       0.60               0.64                  0.27
Realized and unrealized gain on investments--net                    0.35               1.08                  0.30
                                                          --------------     --------------        --------------
Total from investment operations                                    0.95               1.72                  0.57
                                                          --------------     --------------        --------------
Distributions to shareholders from:
   Investment income--net                                          (0.62)             (0.61)                (0.19)
   Realized gain--net                                              (0.07)             (0.01)                   --
                                                          --------------     --------------        --------------
Total distributions                                                (0.69)             (0.62)                (0.19)
                                                          --------------     --------------        --------------
Net asset value, end of period                            $        11.74     $        11.48        $        10.38
                                                          ==============     ==============        ==============
TOTAL RETURN (b)                                                    8.14%             17.02%                 5.74%(c)
                                                          ==============     ==============        ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                              1.47%              2.15%                13.76%(d)
Expenses net of waivers and reimbursements, if any (f)              1.10%              1.10%                 1.10%(d)
Expenses net of all reductions (g)                                  1.10%              1.10%                 1.10%(d)
Investment income (loss)--net before expense
   reductions (e)                                                   4.93%              4.72%                (7.40)%(d)
Investment income--net of waivers and
   reimbursements, if any (f)                                       5.30%              5.77%                 5.26%(d)
Investment income--net of all reductions (g)                        5.30%              5.77%                 5.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $       14,860     $       16,794        $        1,726
                                                          ==============     ==============        ==============
Portfolio turnover rate                                               87%                63%                   22%
                                                          ==============     ==============        ==============

----------
NOTES TO FINANCIAL HIGHLIGHTS:

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

(a)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE RESPECTIVE PERIODS.

(b) TOTAL RETURNS ARE BASED ON CHANGES IN NET ASSET VALUES FOR THE PERIODS SHOWN, AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (IF ANY) FOR THE PORTFOLIO AT NET ASSET VALUE ON THE EX-DIVIDEND DATE. TOTAL RETURNS INCLUDE THE EFFECT OF EXPENSE REDUCTIONS RESULTING FROM ADVISORY FEE WAIVERS, EXPENSE REIMBURSEMENTS IN EXCESS OF EXPENSE LIMITATIONS AND COMMISSION RECAPTURE AGREEMENTS (IF ANY). TOTAL RETURNS WOULD HAVE BEEN LOWER WITHOUT EXPENSE REDUCTIONS. TOTAL RETURNS DO NOT INCLUDE INSURANCE COMPANY SEPARATE ACCOUNT RELATED FEES AND EXPENSES. SUCH FEES AND EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PAST RESULTS SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. TOTAL RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SUCH THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

(e) DOES NOT INCLUDE ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS OR EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS.

(f) INCLUDES ADVISORY WAIVERS AND EXPENSE REIMBURSEMENTS AND EXCLUDES EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(g) INCLUDES ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS AND EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES:

     MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Eight Portfolios are included in this annual report consisting of Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")) as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

     (a) VALUATION OF INVESTMENTS--Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator (J.P. Morgan Investor Services Co.) if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees.

     (b) REPURCHASE AGREEMENTS--Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

     (c) FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

     (d) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     (e) EXPENSES--Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

     (f) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio, intends to distribute at least annually to shareholders substantially all of its net investment income. Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     (g) OFFERING COSTS--Offering costs are capitalized and amortized over twelve months.

     (h) TAXES--Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2004 as follows:

                                                           UNDISTRIBUTED       ACCUMULATED
                                                          NET INVESTMENT      NET REALIZED            PAID-IN
PORTFOLIO                                                  INCOME (LOSS)       GAIN (LOSS)            CAPITAL
-----------------------------------------------------------------------------------------------------------------
Roszel/PIMCO CCM Capital Appreciation Portfolio           $           (5)    $            5        $           --
Roszel/Lord Abbett Mid Cap Value Portfolio                       (67,642)            23,538                44,104
Roszel/Seligman Mid Cap Growth Portfolio                         251,398           (251,398)                   --
Roszel/PIMCO Small Cap Value Portfolio                           (93,292)            79,624                13,668
Roszel/JP Morgan Small Cap Growth Portfolio                      665,467           (360,147)             (305,320)
Roszel/Delaware Trend Portfolio                                  530,863           (196,885)             (333,978)
Roszel/Lord Abbett Bond Debenture Portfolio                        9,619             (9,619)                   --

     The tax character of distributions paid during 2004 and 2003 were as follows:

                                                                2004 DISTRIBUTIONS PAID FROM       2003 DISTRIBUTIONS PAID FROM
                                                               -----------------------------       -----------------------------
                                                                 ORDINARY        LONG-TERM           ORDINARY        LONG-TERM
PORTFOLIO                                                         INCOME        CAPITAL GAIN          INCOME        CAPITAL GAIN
--------------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                        $  1,335,525     $         --         $       --     $         --
Roszel/PIMCO CCM Capital Appreciation Portfolio                   1,267,735               --                 --               --
Roszel/Lord Abbett Mid Cap Value Portfolio                        4,224,638        1,707,293            382,840               --
Roszel/Seligman Mid Cap Growth Portfolio                            856,911          661,158                 --               --
Roszel/PIMCO Small Cap Value Portfolio                              255,850          393,559          3,635,450          177,492
Roszel/Delaware Trend Portfolio                                   1,121,371               --                 --               --
Roszel/Lord Abbett Bond Debenture Portfolio                         822,929            1,682            371,194               --

     At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                             UNDISTRIBUTED            LONG-TERM
PORTFOLIO                                                                   ORDINARY INCOME         CAPITAL GAIN
-----------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                     $     2,722,284        $      697,378
Roszel/PIMCO CCM Capital Appreciation Portfolio                                     814,110             1,315,942
Roszel/Lord Abbett Mid Cap Value Portfolio                                        1,463,316            12,619,460
Roszel/Seligman Mid Cap Growth Portfolio                                          1,144,498             1,299,761
Roszel/PIMCO Small Cap Value Portfolio                                            2,495,162             6,112,396
Roszel/JP Morgan Small Cap Growth Portfolio                                              --            11,793,678
Roszel/Delaware Trend Portfolio                                                          --               904,518
Roszel/Lord Abbett Bond Debenture Portfolio                                         185,982               232,253

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into a Management Agreement with the Advisor. For the year ended December 31, 2004, the annual investment advisory fees as a percentage of average daily net assets were as follows:

PORTFOLIO                                                                           ADVISORY FEE
--------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                                 0.80%
Roszel/PIMCO CCM Capital Appreciation Portfolio                                         0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio                                              0.85%
Roszel/Seligman Mid Cap Growth Portfolio                                                0.85%
Roszel/PIMCO Small Cap Value Portfolio                                                  0.85%
Roszel/JP Morgan Small Cap Growth Portfolio                                             0.95%
Roszel/Delaware Trend Portfolio                                                         0.85%
Roszel/Lord Abbett Bond Debenture Portfolio                                             0.80%

     For the year ended December 31, 2004, the following Portfolios placed a portion of their portfolio transactions with brokerage firms which are affiliates of the Advisor:

                                                                                       COMMISSIONS
PORTFOLIO                                                  BROKER                         PAID
---------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio             Merrill Lynch & Co.                 $   9,675
                                                    Citation Financial Group               13,884
Roszel/PIMCO CCM Capital Appreciation Portfolio     Merrill Lynch & Co.                    23,479
                                                    Citation Financial Group              114,315
Roszel/Lord Abbett Mid Cap Value Portfolio          Merrill Lynch & Co.                     6,736
                                                    Citation Financial Group               11,907
Roszel/Seligman Mid Cap Growth Portfolio            Merrill Lynch & Co.                    54,990
                                                    Citation Financial Group               27,594
Roszel/PIMCO Small Cap Value Portfolio              Merrill Lynch & Co.                       964
                                                    Citation Financial Group               26,515
Roszel/JP Morgan Small Cap Growth Portfolio         Merrill Lynch & Co.                    16,474
Roszel/Delaware Trend Portfolio                     Merrill Lynch & Co.                     2,795
                                                    Citation Financial Group               13,476

     A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

                                                                                     EXPENSE
PORTFOLIO                                                                           REDUCTIONS
------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                             $  10,038
Roszel/PIMCO CCM Capital Appreciation Portfolio                                        79,276
Roszel/Lord Abbett Mid Cap Value Portfolio                                              4,132
Roszel/Seligman Mid Cap Growth Portfolio                                               50,058
Roszel/PIMCO Small Cap Value Portfolio                                                 16,087
Roszel/JP Morgan Small Cap Growth Portfolio                                             2,863
Roszel/Delaware Trend Portfolio                                                         8,548

     Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. For the six months ended June 30, 2004, FDS was entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually. Effective July 1, 2004, FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

AVERAGE DAILY NET ASSETS                                                     ANNUAL FEE OR RATE
--------------------------------------------------------------------------------------------------
Up to $15,000,000                                                                 $  7,500
Above $15,000,000 - $25,000,000                                                      0.050%
Above $25,000,000 - $50,000,000                                                      0.040%
Above $50,000,000 - $75,000,000                                                      0.030%
Above $75,000,000                                                                    0.025%

     The Trust's distributor is MLPF&S, an affiliate of the Advisor.

     Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2004 were as follows:

PORTFOLIO                                                                       PURCHASES          SALES
--------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                       $   27,767,447   $  31,598,679
Roszel/PIMCO CCM Capital Appreciation Portfolio.                                 251,593,719     253,481,747
Roszel/Lord Abbett Mid Cap Value Portfolio                                        42,319,360      51,112,086
Roszel/Seligman Mid Cap Growth Portfolio                                         102,371,852      88,662,024
Roszel/PIMCO Small Cap Value Portfolio                                            64,116,072      32,154,301
Roszel/JP Morgan Small Cap Growth Portfolio                                       78,274,415      85,673,704
Roszel/Delaware Trend Portfolio                                                   34,917,135      33,342,503
Roszel/Lord Abbett Bond Debenture Portfolio                                       14,579,958      12,340,711

     As of December 31, 2004, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                                   GROSS              GROSS             NET
                                                                                 UNREALIZED         UNREALIZED       UNREALIZED
PORTFOLIO                                                         COST          APPRECIATION       DEPRECIATION     APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                       $  34,260,485     $  4,232,212       $   (356,086)    $  3,876,126
Roszel/PIMCO CCM Capital Appreciation Portfolio                 155,620,389       29,372,585           (787,404)      28,585,181
Roszel/Lord Abbett Mid Cap Value Portfolio                      118,040,847       41,694,123           (876,941)      40,817,182
Roszel/Seligman Mid Cap Growth Portfolio                         44,177,459        5,251,477           (300,998)       4,950,479
Roszel/PIMCO Small Cap Value Portfolio                           81,545,619       16,663,789           (310,459)      16,353,330
Roszel/JP Morgan Small Cap Growth Portfolio                      64,052,649       10,980,252           (999,662)       9,980,590
Roszel/Delaware Trend Portfolio                                  66,448,129       16,252,014         (2,953,686)      13,298,328
Roszel/Lord Abbett Bond Debenture Portfolio                      13,836,317          653,934           (112,288)         541,646

4.   EXPENSE LIMITATION:

     The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

                                                                                                   VOLUNTARY
PORTFOLIO                                                                                     EXPENSE LIMITATIONS
-------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                                               1.10%
Roszel/PIMCO CCM Capital Appreciation Portfolio                                                       1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio                                                            1.15%
Roszel/Seligman Mid Cap Growth Portfolio                                                              1.15%
Roszel/PIMCO Small Cap Value Portfolio                                                                1.15%
Roszel/JP Morgan Small Cap Growth Portfolio                                                           1.25%
Roszel/Delaware Trend Portfolio                                                                       1.15%
Roszel/Lord Abbett Bond Debenture Portfolio                                                           1.10%

     The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2004 advisory fee waivers and expense reimbursements were as follows:

                                                                             ADVISORY
                                                                               FEES              EXPENSE
PORTFOLIO                                                                     WAIVED           REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                     $  54,408             $  --
Roszel/Seligman Mid Cap Growth Portfolio                                       40,373                --
Roszel/PIMCO Small Cap Value Portfolio                                         15,713                --
Roszel/JP Morgan Small Cap Growth Portfolio                                    25,120                --
Roszel/Delaware Trend Portfolio                                                34,073                --
Roszel/Lord Abbett Bond Debenture Portfolio                                    55,305                --

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

     For the year ended December 31, 2004, the Advisor received the following reimbursements:

PORTFOLIO                                                                                     REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------
Roszel/PIMCO CCM Capital Appreciation Portfolio                                                $   13,997
Roszel/Lord Abbett Mid Cap Value Portfolio                                                          7,088

     As of December 31, 2004, the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2007 were as follows:

                                                                           AMOUNT ELIGIBLE THROUGH                     TOTAL
                                                               ------------------------------------------------    ELIGIBLE FOR
PORTFOLIO                                                          2005             2006               2007        REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                        $         --     $     60,517       $     54,408    $     114,925
Roszel/PIMCO CCM Capital Appreciation Portfolio                          --           24,854                 --           24,854
Roszel/Lord Abbett Mid Cap Value Portfolio                          126,650           72,855                 --          199,505
Roszel/Seligman Mid Cap Growth Portfolio                             61,841           57,848             40,373          160,062
Roszel/PIMCO Small Cap Value Portfolio                              132,673           95,500             15,713          243,886
Roszel/JP Morgan Small Cap Growth Portfolio                         140,466           78,029             25,120          243,615
Roszel/Delaware Trend Portfolio                                          --           43,329             34,073           77,402
Roszel/Lord Abbett Bond Debenture Portfolio                          49,008           66,604             55,305          170,917

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust") comprising the Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio, as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above of MLIG Variable Insurance Trust as of December 31, 2004, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2005

TRUST MANAGEMENT
TRUSTEES AND OFFICERS

   The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

   The following information is provided for each trustee and officer of the Trust as of December 31, 2004.

                                                                                               NUMBER OF
                                                                         PRINCIPAL        PORTFOLIOS IN TRUST
                                POSITION(S)     TERM OF OFFICE         OCCUPATION(S)            COMPLEX              OTHER
       NAME, ADDRESS             HELD WITH      AND LENGTH OF              DURING             OVERSEEN BY        DIRECTORSHIPS
         AND (AGE)               THE TRUST       TIME SERVED            PAST 5 YEARS            TRUSTEE         HELD BY TRUSTEE*
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS

Michael P. Cogswell           Trustee and     Indefinite term      January 2003 -                  24         None
1400 Merrill Lynch Drive      President       since June 5, 2002   Present, Director of
Pennington, NJ 08534                                               Employer Plans
(49)                                                               Marketing, Retirement
                                                                   Group, Merrill Lynch,
                                                                   Pierce, Fenner &
                                                                   Smith Inc.

                                                                   April 2001 -January
                                                                   2003, Senior Vice
                                                                   President and
                                                                   Director of Product
                                                                   Development, Merrill
                                                                   Lynch Insurance Group

                                                                   November 1990 -
                                                                   April 2001, Vice
                                                                   President and
                                                                   Senior Counsel,
                                                                   Merrill Lynch
                                                                   Insurance Group

Deborah J. Adler              Trustee         Indefinite term      April 2003 -                    24         Merrill Lynch Life
1300 Merrill Lynch Drive                      since May 21,        Present, Senior                            Insurance
Pennington, NJ 08534                          2003                 Vice President,                            Company, Director
(43)                                                               Chief Actuary and                          and Senior Vice
                                                                   Director of Product                        President
                                                                   Development,
                                                                   Actuarial & Funds                          ML Life Insurance
                                                                   Management, Merrill                        Company of New York,
                                                                   Lynch Insurance Group                      Director and Senior
                                                                                                              Vice President
                                                                   September 2000 -
                                                                   March 2003, Vice
                                                                   President and
                                                                   Chief Actuary,
                                                                   Merrill Lynch
                                                                   Insurance Group

                                                                   1994 - 2000, Vice
                                                                   President and
                                                                   Financial Actuary,
                                                                   Merrill Lynch
                                                                   Insurance Group

                                                                                               NUMBER OF
                                                                         PRINCIPAL        PORTFOLIOS IN TRUST
                                POSITION(S)     TERM OF OFFICE         OCCUPATION(S)            COMPLEX              OTHER
       NAME, ADDRESS             HELD WITH      AND LENGTH OF              DURING             OVERSEEN BY        DIRECTORSHIPS
         AND (AGE)               THE TRUST       TIME SERVED            PAST 5 YEARS            TRUSTEE         HELD BY TRUSTEE*
----------------------------------------------------------------------------------------------------------------------------------
J. David Meglen               Vice-President  Indefinite term      April 2002 -                    N/A                 N/A
1300 Merrill Lynch Drive                      since June 5, 2002   Present,
Pennington, NJ 08534                                               Vice President and
(41)                                                               Chief Operating
                                                                   Officer, Roszel
                                                                   Advisors, LLC

                                                                   April 2001 - April
                                                                   2002, Director,
                                                                   Offshore Mutual Funds
                                                                   Marketing, Merrill
                                                                   Lynch Investment
                                                                   Managers, L.P.

                                                                   January 2000 -March
                                                                   2001, Director, New
                                                                   Business Development,
                                                                   Defined and Managed
                                                                   Funds, Merrill Lynch
                                                                   & Co., Inc.

                                                                   October 1998 -
                                                                   December 1999,
                                                                   Director, Fund
                                                                   Accounting, Defined
                                                                   Asset Funds, Merrill
                                                                   Lynch & Co., Inc.

Jerome J. Davies              Treasurer and   Indefinite term      May 2002 -                      N/A                 N/A
1300 Merrill Lynch Drive      Chief           since November 13,   Present, Vice
Pennington, NJ 08534          Financial       2002                 President, Merrill
(34)                          Officer                              Lynch Insurance Group
                                                                   and Treasurer, Roszel
                                                                   Advisors, LLC

                                                                   July 1995 -October
                                                                   2001, Vice President,
                                                                   Funds Management,
                                                                   Bear, Stearns & Co.
                                                                   Inc.

Edward W. Diffin, Jr.         Secretary and   Indefinite term      January 1994 -                  N/A                 N/A
1300 Merrill Lynch Drive      Chief           Secretary            Present,
Pennington, NJ 08534          Compliance      since June 5, 2002   Vice President and
(52)                          Officer         CCO since            Senior Counsel,
                                              September 29, 2004   Merrill Lynch
                                                                   Insurance Group

                                                                   April 2002 -Present,
                                                                   Secretary and
                                                                   Compliance Director,
                                                                   Roszel Advisors, LLC

                                                                                               NUMBER OF
                                                                         PRINCIPAL        PORTFOLIOS IN TRUST
                                POSITION(S)     TERM OF OFFICE         OCCUPATION(S)            COMPLEX              OTHER
       NAME, ADDRESS             HELD WITH      AND LENGTH OF              DURING             OVERSEEN BY        DIRECTORSHIPS
         AND (AGE)               THE TRUST       TIME SERVED            PAST 5 YEARS            TRUSTEE         HELD BY TRUSTEE*
----------------------------------------------------------------------------------------------------------------------------------
Frances C. Grabish            Assistant       Indefinite term      1999 - Present,                 N/A                 N/A
1300 Merrill Lynch Drive      Secretary       since June 5, 2002   Vice President and
Pennington, NJ 08534                                               Senior Counsel,
(36)                                                               Merrill Lynch
                                                                   Insurance Group

                                                                   1996 - 1999,
                                                                   Manager and Attorney,
                                                                   Prudential Insurance
                                                                   Company of America.

                                                                                               NUMBER OF
                                                                         PRINCIPAL        PORTFOLIOS IN TRUST
                                POSITION(S)     TERM OF OFFICE         OCCUPATION(S)            COMPLEX              OTHER
       NAME, ADDRESS             HELD WITH      AND LENGTH OF              DURING             OVERSEEN BY        DIRECTORSHIPS
         AND (AGE)               THE TRUST       TIME SERVED            PAST 5 YEARS            TRUSTEE         HELD BY TRUSTEE*
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Robert M. Bordeman            Trustee         Indefinite term      1995 - Present,                 24                  None
1300 Merrill Lynch Drive                      since June 5, 2002   Chief Executive
Pennington, NJ 08534                                               Officer, Safeway
(48)                                                               Insurance Group

Theodore P. Manno             Trustee         Indefinite term      1995 - 2003,                    24                  None
1300 Merrill Lynch Drive                      since June 5, 2002   Adjunct Professor,
Pennington, NJ 08534                                               Seton Hall University
(59)                                                               School of Law

                                                                   1996 - 2003, Adjunct
                                                                   Lecturer, New York
                                                                   University, Institute
                                                                   of Paralegal Studies

                                                                   1990 - 2001,
                                                                   Executive Vice
                                                                   President, General
                                                                   Counsel and
                                                                   Secretary, Savings
                                                                   Banks Life Insurance
                                                                   Fund (succeeded by
                                                                   SBLI USA Mutual Life
                                                                   Insurance Company,
                                                                   Inc.)

                                                                   1997 - 1999, Acting
                                                                   President and Chief
                                                                   Executive Officer,
                                                                   Savings Banks Life
                                                                   Insurance Fund

Kevin J. Tierney              Trustee         Indefinite term      1999 - Present,                 24         June 2004 -
1300 Merrill Lynch Drive                      since June 5, 2002   Kevin J. Tierney,                          Present,
Pennington, NJ 08534                                               Attorney at Law                            Vesta Insurance
(53)                                                                                                          Group, Inc.
                                                                   1991-1999, Senior
                                                                   Vice President and
                                                                   General Counsel,
                                                                   UNUM Corporation

----------
* "OTHER DIRECTORSHIPS" LISTS DIRECTORSHIPS HELD IN COMPANIES SUBJECT TO THE REGISTRATION OR REPORTING REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 (GENERALLY CALLED "PUBLIC COMPANIES") OR IN REGISTERED INVESTMENT COMPANIES.

FEDERAL TAX INFORMATION (UNAUDITED)

   For the year ended December 31, 2004, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

                                                                                 DIVIDENDS
                                                                                  RECEIVED
PORTFOLIO                                                                        DEDUCTION
----------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                             14.51%
Roszel/PIMCO CCM Capital Appreciation Portfolio                                     20.19
Roszel/Lord Abbett Mid Cap Value Portfolio                                          44.51
Roszel/Seligman Mid Cap Growth Portfolio                                            10.33
Roszel/PIMCO Small Cap Value Portfolio                                              27.96
Roszel/Delaware Trend Portfolio                                                      5.46
Roszel/Lord Abbett Bond Debenture Portfolio                                          5.02

   For the year ended December 31, 2004, the percentage of income earned from direct treasury obligations are approximated as follows:

                                                                                   DIRECT
                                                                                  TREASURY
PORTFOLIO                                                                        OBLIGATIONS
----------------------------------------------------------------------------------------------
Roszel/Lord Abbett Bond Debenture Portfolio                                          0.44%

   Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

                                                                                   LONG-TERM
                                                                                 CAPITAL GAIN
PORTFOLIO                                                                             20%
-----------------------------------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap Value Portfolio                                       $ 1,707,293
Roszel/Seligman Mid Cap Growth Portfolio                                             661,158
Roszel/PIMCO Small Cap Value Portfolio                                               393,559
Roszel/Lord Abbett Bond Debenture Portfolio                                            1,682

                            Intentionally Left Blank

                            Intentionally Left Blank

                            Intentionally Left Blank

TRUSTEES AND OFFICERS

Michael P. Cogswell
TRUSTEE AND PRESIDENT

Deborah J. Adler
TRUSTEE

Robert M. Bordeman
INDEPENDENT TRUSTEE

Theodore P. Manno
INDEPENDENT TRUSTEE

Kevin J. Tierney
INDEPENDENT TRUSTEE

J. David Meglen
VICE-PRESIDENT

Jerome J. Davies
TREASURER AND CHIEF FINANCIAL OFFICER

Edward W. Diffin, Jr.
SECRETARY AND CHIEF COMPLIANCE OFFICER


Frances C. Grabish
ASSISTANT SECRETARY

INVESTMENT MANAGER

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

ADMINISTRATOR

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415


   Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at
(800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

   This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

   The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

   The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.


MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222                                 # 101198RR-1204

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-535-5549.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Robert Bordeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bordeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees for professional services rendered for MLIG Variable Insurance Trust by Deloitte & Touche LLP for the years ended December 31, 2004 and 2003 were:

                                     2004                 2003
                                 ---------------------------------
Audit Fees (a)                   $    376,000         $    358,000
Audit Related Fees (b)                      0                    0
Tax Fees (c)                           52,800               55,800
All Other Fees (d)                          0                    0
                                 ---------------------------------
                                 $    431,800         $    413,800
                                 =================================

(a) Audit Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for the audits of the Trust's annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Portfolios, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b) Audit Related Fees: These fees relate to assurance and related services by Deloitte & Touche LLP related to attest services in connection with December 31, 2004 annual financial statements.

(c) Tax Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning. The tax services provided by Deloitte & Touche LLP related to the preparation of the Portfolios' federal and state income tax returns, excise tax calculations and returns, and a review of the Portfolios' calculations of capital gain and income distributions.

(d) All Other Fees: These fees relate to products and services provided by Deloitte & Touche LLP other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

        There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2004 and 2003.

(e)(1) The registrant's Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)  0%

(f)     N/A

(g)     2004 - $11,926,355

        2003 - $18,621,495

(h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
        (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

         (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1)  Not Applicable - See Item 2 Above.

         (b)(1)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
                 Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

         (b)(2)  Certification required by Rule 30a-2(b) under the 1940 Act and
                 Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:     /s/  Michael P. Cogswell
        ------------------------
        Michael P. Cogswell
        President

Date:   February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Michael P. Cogswell
        -----------------------
        Michael P. Cogswell
        President

Date:   February 22, 2005

By:     /s/ Jerome J. Davies
        --------------------
        Jerome J. Davies
        Treasurer and Chief Financial Officer

Date:   February 22, 2005